UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05430

SSgA Funds

(Exact name of registrant as specified in charter)

One Lincoln Street, Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

David James, Vice President and Senior Managing Counsel State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, Massachusetts 02116	Philip Newman, Esq. Goodwin Proctor LLP Exchange Place Boston, MA 02109

Registrant’s telephone number, including area code: (617) 662-1742

Date of fiscal year end: August 31

Date of reporting period: September 1, 2012- August 31, 2013

Item 1: Shareholder Report

Dynamic Small Cap Fund

Clarion Real Estate Fund

(formerly Tuckerman Active REIT Fund)

IAM SHARES Fund

Enhanced Small Cap Fund

Emerging Markets Fund

Emerging Markets Fund — Select Class

International Stock Selection Fund

High Yield Bond Fund

Annual Report

August 31, 2013

SSgA Funds

Annual Report

August 31, 2013

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or another governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

This page has been intentionally left blank.

SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2013 Annual Report for the SSgA Equity and Fixed Income Funds. The Annual Report provides information about the Funds, including a discussion of management, performance data and related financial statements.

Over the past 12 months, the U.S. economic recovery has gained traction, and even some steam. No longer nagged by the uncertainties of a presidential election year and sun-setting tax policies, U.S. equities posted solid performance and, along with the considerable recovery in the housing markets, fueled positive consumer sentiment. However, in a reminder that volatility may not be totally behind us, the Federal Reserve’s mere suggestion this spring that it would soon consider tapering its unprecedented bond-buying program ignited a week-long tumble for all major U.S. indexes. Nonetheless, with the market able to absorb the news of the impending policy shift, we believe that the economic recovery, although not robust by historical standards, finally can be categorized as sustainable.

Most recently, the market was tested by the political uncertainty resulting from the partial government shutdown and debt ceiling impasse in Washington D.C. At this writing, as Congress has negotiated only a temporary solution to end the stalemate and raise the debt limit, fiscal challenges remain here at home, as well as around the globe.

We hope that you find the enclosed information useful and thank you for the confidence that you have placed in the SSgA Funds.

Sincerely,

Ellen Needham

President

SSgA Funds

President’s Letter	3

This page has been intentionally left blank.

SSgA

Dynamic Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2013 (Unaudited)

Objective:  The Fund seeks to maximize total return through investments in equity securities.

Invests in:  At least 80% of the total assets will be invested in smaller capitalization equity securities.

Strategy:  Equity securities will be selected for the Fund on the basis of proprietary analytical models. The Fund management team uses a quantative approach to investment management, designed to uncover equity securities which are undervalued, with superior growth potential. This quantative investment management approach involves a modeling process to evaluate vast amounts of financial data and corporate earnings forecast.

Dynamic Small Cap Fund

Period Ended 08/31/13	Total Return
1 Year	32.20%
5 Years	7.72	%+
10 Years	6.37	%+

Russell 2000® Index†

Period Ended 08/31/13	Total Return
1 Year	26.27%
5 Years	7.98	%+
10 Years	8.76	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 14, 2012 is 3.52%.

Notes: The following notes relate to the Growth of $10,000 graph and tables.

*	Assumes initial investment on September 1, 2003.

†

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

+	Annualized.

Small	company issues can be subject to increased volatility and considerable price fluctuation.
Performance	data reflects an expense limitation currently in effect, without which returns would have been lower.

Dynamic Small Cap Fund	5

SSgA

Dynamic Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2013 (Unaudited)

SSgA Dynamic Small Cap Fund (the “Fund”) seeks to maximize the total return through investment in equity securities. The Fund is benchmarked to the Russell 2000 Index (the “Index”).

For the 12-month period ended August 31, 2013 (the “Reporting Period”), the total return for the Fund was 32.20%, and the total return for the Index was 26.27%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the Reporting Period, investor optimism rose, thanks in part to the eurozone’s stabilization and US economic improvement. Markets went up and down over the course of the Reporting Period, most notably coming under pressure at the close of September 2012. They rebounded in 2012’s fourth quarter, bolstered by positive political developments in the United States and Japan. These developments continued to benefit stocks in early 2013. Financials and economically sensitive sectors, such as the industrials and consumer discretionary sectors, performed well, most notably in the 2013 year-to-date period. More defensive sectors, such as utilities, underperformed. Commodities were also pressured through the first two quarters of 2013; gold and silver both fell sharply. The effects of these declines showed most clearly in the performance of the materials sector, which underperformed over the fiscal year. However, all sectors delivered positive returns for the Reporting Period.

The Fund outperformed the Index over the Reporting Period, driven by the strength of its dynamic stock selection model and systematic investment process. The model systematically assessed the macro-environment to determine the most desirable stock level exposures. Compared with the prior fiscal year, the Fund moved away from some of the higher-risk stocks that were beneficial in late 2011 and early 2012. The Fund responded to decreased market volatility as well as an increase in stock valuations from the relatively cheap levels of the prior fiscal year. As a result, the Fund tilted toward stocks with, in our view, strong earnings growth, positive price momentum, and reasonable valuations. This paid off as slower, more stable US growth prompted investors to reward traditional fundamentals. The Fund outperformed the Index during each of the four quarters within the Reporting Period.

On an individual security level, the top positive contributors to the Fund’s performance were Multimedia Games Holding Co. Inc., Conn’s, Inc., and Sinclair Broadcast Group, Inc. Gaming machine manufacturer Multimedia Games’ substantial return for the Reporting Period resulted from strong game sales and better-than-expected earnings. Strong earnings also helped retail and consumer finance company Conn’s post a substantial return for the period. Television broadcasting firm Sinclair Broadcast benefitted from solid financial results as well as the acquisition of Fisher Communications.

The top detractors from the Fund’s performance were Walter Investment Management Corp., ANN INC., and Louisiana-Pacific Corporation. Mortgage servicer and asset management company Walter Investment Management saw its share price decline by nearly a third after it released disappointing results for the fourth quarter. Shares of women’s apparel retailer ANN INC. were particularly volatile, falling by nearly a third in wake of lower earnings guidance before recovering most of that loss in a subsequent rebound. Shares of Louisiana-Pacific, which manufactures wood building materials, declined as lumber prices fell sharply in 2013’s second quarter.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

6	Dynamic Small Cap Fund

SSgA

Dynamic Small Cap Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$1,141.60	$1,018.90
Expenses Paid During Period*	$6.75	$6.36

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Dynamic Small Cap Fund	7

SSgA

Dynamic Small Cap Fund

Schedule of Investments — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.5%
Consumer Discretionary - 18.7%
America’s Car-Mart, Inc. (a)(b)	264	10,824
American Axle & Manufacturing Holdings, Inc. (a)(b)	5,421	104,246
Asbury Automotive Group, Inc. (a)(b)	2,501	122,874
Bassett Furniture Industries, Inc.	962	13,295
Big 5 Sporting Goods Corp. (b)	1,081	18,085
Bloomin’ Brands, Inc. (a)(b)	984	22,140
Bridgepoint Education, Inc. (a)(b)	769	12,704
Brown Shoe Co., Inc.	4,259	95,487
Capella Education Co. (a)(b)	348	18,914
Carriage Services, Inc. (b)	683	12,035
CEC Entertainment, Inc. (b)	2,314	93,648
Chuy’s Holdings, Inc. (a)(b)	463	16,645
Conn’s, Inc. (a)(b)	1,999	133,153
Core-Mark Holding Co., Inc.	1,484	93,640
Cracker Barrel Old Country Store, Inc. (b)	1,268	124,797
Crown Media Holdings, Inc. (Class A) (a)	6,602	20,268
CSS Industries, Inc.	629	13,725
Culp, Inc.	904	17,321
Dana Holding Corp.	6,763	141,753
Destination Maternity Corp.	732	20,328
Drew Industries, Inc.	1,237	51,905
Education Management Corp. (a)(b)	1,405	11,409
Entravision Communications Corp. (Class A) (b)	4,544	23,765
Express, Inc. (a)(b)	3,118	65,447
Fiesta Restaurant Group, Inc. (a)(b)	2,790	91,149
G-III Apparel Group, Ltd. (a)(b)	2,231	102,202
Grand Canyon Education, Inc. (a)(b)	3,797	131,035
Harte-Hanks, Inc. (b)	1,468	12,184
Haverty Furniture Cos., Inc.	894	21,644
Helen of Troy, Ltd. (a)	2,596	104,307
hhgregg, Inc. (a)(b)	1,303	23,597
Hooker Furniture Corp. (b)	947	13,627
Iconix Brand Group, Inc. (a)(b)	4,031	132,297
Jack in the Box, Inc. (a)	2,904	114,679
Johnson Outdoors, Inc. (Class A) (a)	603	15,190
Journal Communications, Inc. (Class A) (a)(b)	2,415	17,364
Kirkland’s, Inc. (a)	600	11,706
La-Z-Boy, Inc. (b)	4,926	104,727
Libbey, Inc. (a)	967	22,937
Lions Gate Entertainment Corp. (a)(b)	3,268	114,413
Lithia Motors, Inc. (Class A) (b)	1,935	126,975
Live Nation Entertainment, Inc. (a)	670	11,296

	Principal Amount ($) or Shares	Market Value $
Marriott Vacations Worldwide Corp. (a)(b)	2,362	102,983
Mattress Firm Holding Corp. (a)(b)	344	14,138
MDC Partners, Inc. (Class A)	710	15,890
Meredith Corp. (b)	2,537	109,116
Modine Manufacturing Co. (a)	1,298	16,913
Monarch Casino & Resort, Inc. (a)(b)	557	10,472
Multimedia Games Holding Co., Inc. (a)	3,563	139,812
New York & Co., Inc. (a)(b)	1,768	8,663
Nexstar Broadcasting Group, Inc. (Class A) (b)	860	28,870
Orbitz Worldwide, Inc. (a)	2,544	24,193
Overstock.com, Inc. (a)	451	12,687
Papa John’s International, Inc. (a)(b)	1,487	101,309
PetMed Express, Inc. (b)	1,230	18,782
Pinnacle Entertainment, Inc. (a)(b)	4,987	118,092
Red Robin Gourmet Burgers, Inc. (a)	1,901	123,299
Restoration Hardware Holdings, Inc. (a)(b)	393	27,325
Ruth’s Hospitality Group, Inc. (b)	5,662	66,925
Saga Communications, Inc. (Class A)	354	17,403
Salem Communications Corp. (Class A)	1,625	12,578
Sinclair Broadcast Group, Inc. (Class A) (b)	4,295	102,736
Skechers U.S.A., Inc. (Class A) (a)(b)	4,169	128,113
Sonic Corp. (a)(b)	6,854	109,390
Speedway Motorsports, Inc. (b)	568	10,042
Standard Motor Products, Inc. (b)	2,990	91,673
Stein Mart, Inc. (b)	1,936	23,522
Steiner Leisure, Ltd. (a)	1,724	96,061
Stoneridge, Inc. (a)	1,050	13,062
Texas Roadhouse, Inc. (b)	4,797	119,205
The Bon-Ton Stores, Inc. (b)	510	5,615
The Buckle, Inc. (b)	2,065	106,926
The E.W. Scripps Co. (Class A) (a)(b)	918	13,963
Tower International, Inc. (a)	550	11,264
Unifi, Inc. (a)(b)	2,234	50,600
Universal Electronics, Inc. (a)	517	15,593
Winnebago Industries, Inc. (a)(b)	4,535	100,994

		4,397,946

Consumer Staples - 4.4%
Arden Group, Inc. (Class A) (b)	139	18,445
Chiquita Brands International, Inc. (a)	1,338	16,498

8	Dynamic Small Cap Fund

SSgA

Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Ingles Markets, Inc. (Class A) (b)	763	19,068
Inter Parfums, Inc.	737	19,582
Inventure Foods, Inc. (a)(b)	1,843	16,624
J&J Snack Foods Corp.	1,226	94,304
John B Sanfilippo & Son, Inc.	759	16,432
Lifeway Foods, Inc. (b)	1,066	15,105
Medifast, Inc. (a)(b)	460	11,436
National Beverage Corp. (b)	609	9,750
Pilgrim’s Pride Corp. (a)(b)	6,921	106,099
Prestige Brands Holdings, Inc. (a)	3,705	120,301
Revlon, Inc. (Class A) (a)	735	16,449
Rite Aid Corp. (a)	37,046	128,179
Sanderson Farms, Inc.	1,591	104,179
Spartan Stores, Inc.	741	15,235
SUPERVALU, Inc. (a)(b)	4,482	32,136
The Andersons, Inc. (b)	1,729	113,526
The Chefs’ Warehouse, Inc. (a)(b)	157	3,625
USANA Health Sciences, Inc. (a)(b)	783	59,469
Village Super Market, Inc. (Class A)	310	10,847
Weis Markets, Inc. (b)	1,791	84,141

		1,031,430

Energy - 4.1%
Adams Resources & Energy, Inc. (b)	163	9,912
Carrizo Oil & Gas, Inc. (a)(b)	2,193	75,132
CVR Energy, Inc. (b)	1,815	77,718
Dawson Geophysical Co. (a)	305	10,949
Diamondback Energy, Inc. (a)(b)	2,124	85,470
EPL Oil & Gas, Inc. (a)(b)	3,257	110,217
EXCO Resources, Inc. (b)	7,919	57,650
Exterran Holdings, Inc. (a)(b)	3,980	109,171
Green Plains Renewable Energy, Inc. (a)(b)	863	13,886
Gulfmark Offshore, Inc. (Class A)	1,974	90,765
Matrix Service Co. (a)	759	11,833
Natural Gas Services Group, Inc. (a)	836	22,923
Newpark Resources, Inc. (a)(b)	9,993	111,222
Renewable Energy Group, Inc. (a)	860	13,287
REX American Resources Corp. (a)	292	8,626
Stone Energy Corp. (a)(b)	4,402	120,615
Synergy Resources Corp. (a)	2,381	22,286
TGC Industries, Inc.	50	397

		952,059

Financials - 23.4%
Access National Corp. (b)	925	12,580
Allied World Assurance Company Holdings, Ltd.	424	38,894

	Principal Amount ($) or Shares	Market Value $
American Assets Trust, Inc. (b)(c)	2,122	62,832
American Equity Investment Life Holding Co. (b)	6,089	120,623
American National Bankshares, Inc. (b)	328	7,170
American National Insurance Co. (b)	479	50,281
Ameris Bancorp (a)	3,058	58,591
AMERISAFE, Inc.	2,474	80,628
Amtrust Financial Services, Inc. (b)	1,752	62,592
Apollo Commercial Real Estate Finance, Inc. (c)	1,185	17,799
Apollo Investment Corp.	14,461	114,097
Argo Group International Holdings, Ltd. (b)	1,816	74,165
Bancfirst Corp. (b)	1,254	64,054
Banner Corp. (b)	2,664	91,269
BofI Holding, Inc. (a)(b)	519	33,616
Brandywine Realty Trust (c)	2,747	35,217
Capital Southwest Corp.	588	19,386
Capitol Federal Financial, Inc. (b)	3,330	40,759
CapLease, Inc. (b)(c)	2,064	17,565
Central Pacific Financial Corp. (b)	725	12,318
Chesapeake Lodging Trust (b)(c)	2,355	51,834
Citizens & Northern Corp. (b)	1,847	35,462
CNO Financial Group, Inc.	10,437	141,839
CoBiz Financial, Inc.	2,101	18,825
Cousins Properties, Inc. (b)(c)	8,591	85,309
Crawford & Co. (Class B) (b)	1,981	15,016
Credit Acceptance Corp. (a)(b)	446	47,967
Diamond Hill Investment Group, Inc. (b)	200	21,942
Eagle Bancorp, Inc. (a)	973	24,792
Eastern Insurance Holdings, Inc. (b)	768	15,368
EMC Insurance Group, Inc.	529	14,759
Encore Capital Group, Inc. (a)(b)	2,910	124,752
Enstar Group, Ltd. (a)(b)	596	80,323
Enterprise Financial Services Corp.	725	11,984
FBL Financial Group, Inc. (Class A)	2,286	100,767
FBR & Co. (a)	781	20,946
Fidelity Southern Corp. (b)	1,214	17,445
First American Financial Corp. (b)	2,912	60,861
First Defiance Financial Corp.	682	16,716
First Interstate Bancsystem, Inc. (b)	898	20,412
First Merchants Corp.	4,904	83,760
Franklin Street Properties Corp. (b)(c)	4,697	57,209
FXCM, Inc. (Class A) (b)	817	15,515
GAMCO Investors, Inc. (Class A)	341	19,601
German American Bancorp, Inc. (b)	487	11,625

Dynamic Small Cap Fund	9

SSgA

Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Getty Realty Corp. (c)	743	13,567
Golub Capital BDC, Inc. (b)	1,030	17,798
Gramercy Property Trust, Inc. (a)(b)(c)	3,070	12,556
Green Dot Corp. (a)(b)	1,121	25,738
Hanmi Financial Corp. (b)	4,461	72,848
HCI Group, Inc. (b)	357	12,449
Heartland Financial USA, Inc. (b)	741	20,133
HFF, Inc. (Class A)	2,812	64,676
Home BancShares, Inc. (b)	2,330	59,229
Home Loan Servicing Solutions, Ltd.	3,158	72,002
Horace Mann Educators Corp.	3,768	99,325
Horizon Bancorp/IN (b)	715	15,501
Investment Technology Group, Inc. (a)	1,072	18,224
Lakeland Financial Corp. (b)	492	15,301
Maiden Holdings, Ltd. (b)	1,957	25,598
Manning & Napier, Inc. (b)	586	8,778
MB Financial, Inc.	4,087	110,308
MCG Capital Corp.	2,598	12,704
Medallion Financial Corp. (b)	1,213	17,152
Metro Bancorp, Inc. (a)	974	18,525
Montpelier Re Holdings, Ltd. (b)	3,635	90,330
National Western Life Insurance Co. (Class A)	194	38,420
Nelnet, Inc. (Class A)	2,621	99,283
New Mountain Finance Corp. (b)	1,233	18,100
OMEGA Healthcare Investors, Inc. (c)	2,680	76,112
Oritani Financial Corp. (b)	1,462	22,676
Pinnacle Financial Partners, Inc. (a)(b)	3,831	107,076
Platinum Underwriters Holdings, Ltd.	1,866	107,818
Portfolio Recovery Associates, Inc. (a)(b)	2,634	139,707
Potlatch Corp. (b)(c)	820	31,619
Preferred Bank/Los Angeles CA (a)	491	7,895
Primerica, Inc.	1,856	68,913
PrivateBancorp, Inc. (b)	2,649	57,801
Regional Management Corp. (a)(b)	354	9,728
Renasant Corp. (b)	3,758	94,589
Republic Bancorp, Inc. (Class A) (b)	2,550	67,346
Resource Capital Corp. (b)(c)	8,117	47,241
RLI Corp. (b)	509	39,748
RLJ Lodging Trust (c)	3,532	81,165
S&T Bancorp, Inc. (b)	4,379	98,440
Safety Insurance Group, Inc. (b)	1,810	90,753
Sandy Spring Bancorp, Inc. (b)	697	15,578
Saul Centers, Inc. (c)	452	19,621

	Principal Amount ($) or Shares	Market Value $
Select Income REIT (b)(c)	646	15,717
StanCorp Financial Group, Inc. (b)	978	51,169
State Auto Financial Corp.	600	11,202
Sterling Financial Corp. (b)	1,896	45,883
Stewart Information Services Corp. (b)	3,183	97,368
Susquehanna Bancshares, Inc. (b)	9,217	116,226
Symetra Financial Corp.	6,539	112,929
Territorial Bancorp, Inc. (b)	704	15,425
The Geo Group, Inc. (b)(c)	3,092	96,501
The Hanover Insurance Group, Inc. (b)	848	45,173
The Navigators Group, Inc. (a)	686	37,545
Tompkins Financial Corp. (b)	267	11,588
Tree.com, Inc.	405	10,141
Trico Bancshares	581	11,911
Union First Market Bankshares Corp. (b)	3,625	77,539
United Community Banks, Inc. (a)	1,874	27,323
United Fire Group, Inc.	993	28,489
Universal Insurance Holdings, Inc. (b)	6,052	44,664
Virtus Investment Partners, Inc. (a)(b)	501	87,324
Washington Trust Bancorp, Inc. (b)	377	11,314
WesBanco, Inc. (b)	3,660	105,005
Western Alliance Bancorp (a)	6,665	109,106
Wintrust Financial Corp. (b)	897	35,557
WSFS Financial Corp.	251	14,960

		5,491,895

Health Care - 8.9%
Acadia Healthcare Co., Inc. (a)(b)	1,356	51,975
ACADIA Pharmaceuticals, Inc. (a)(b)	851	16,986
Achillion Pharmaceuticals, Inc. (a)(b)	526	3,393
Acorda Therapeutics, Inc. (a)(b)	529	17,875
Aegerion Pharmaceuticals, Inc. (a)(b)	432	37,446
Alnylam Pharmaceuticals, Inc. (a)(b)	892	46,206
AMN Healthcare Services, Inc. (a)	6,487	88,223
AmSurg Corp. (a)	1,417	52,840
Anika Therapeutics, Inc. (a)	516	11,940
Arena Pharmaceuticals, Inc. (a)(b)	2,870	18,397
Array BioPharma, Inc. (a)(b)	1,107	6,210
Astex Pharmaceuticals (a)	2,145	14,050
Atrion Corp.	59	14,101
Cambrex Corp. (a)(b)	1,002	13,657
Celldex Therapeutics, Inc. (a)(b)	1,085	23,566

10	Dynamic Small Cap Fund

SSgA

Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Cepheid, Inc. (a)(b)	947	33,884
Chemed Corp. (b)	1,300	90,532
Clovis Oncology, Inc. (a)	145	9,353
CONMED Corp. (b)	2,820	87,674
Cornerstone Therapeutics, Inc. (a)	1,863	17,233
Corvel Corp. (a)	460	15,152
Dendreon Corp. (a)(b)	1,650	4,686
Dyax Corp. (a)(b)	398	1,779
Emergent Biosolutions, Inc. (a)	90	1,582
Exact Sciences Corp. (a)(b)	738	8,539
Exactech, Inc. (a)	722	13,747
Exelixis, Inc. (a)(b)	2,144	10,741
Genomic Health, Inc. (a)(b)	94	2,963
Globus Medical, Inc. (Class A) (a)(b)	987	17,391
Greatbatch, Inc. (a)(b)	1,497	50,853
Halozyme Therapeutics, Inc. (a)(b)	989	8,219
Idenix Pharmaceuticals, Inc. (a)(b)	299	1,429
ImmunoGen, Inc. (a)(b)	1,150	18,400
Infinity Pharmaceuticals, Inc. (a)(b)	495	9,162
InterMune, Inc. (a)(b)	872	12,461
Ironwood Pharmaceuticals, Inc. (a)(b)	1,076	12,535
Isis Pharmaceuticals, Inc. (a)(b)	1,647	42,542
Keryx Biopharmaceuticals, Inc. (a)(b)	564	4,811
Kindred Healthcare, Inc. (b)	6,584	96,785
Lannett Co., Inc. (a)(b)	1,441	19,108
Lexicon Pharmaceuticals, Inc. (a)(b)	1,262	3,142
Ligand Pharmaceuticals, Inc. (Class B) (a)(b)	409	19,669
Magellan Health Services, Inc. (a)	634	35,637
Medidata Solutions, Inc. (a)	848	75,845
Merrimack Pharmaceuticals, Inc. (a)(b)	327	1,105
MiMedx Group, Inc. (a)(b)	543	3,350
Molina Healthcare, Inc. (a)(b)	1,348	45,010
Momenta Pharmaceuticals, Inc. (a)(b)	453	6,383
National Healthcare Corp. (b)	328	15,134
Natus Medical, Inc. (a)(b)	922	12,124
Neurocrine Biosciences, Inc. (a)(b)	728	10,607
NPS Pharmaceuticals, Inc. (a)(b)	1,522	38,202
NuVasive, Inc. (a)(b)	4,235	99,607
Omnicell, Inc. (a)	2,128	46,263
Opko Health, Inc. (a)(b)	1,746	16,133
Orexigen Therapeutics, Inc. (a)(b)	888	6,092
PAREXEL International Corp. (a)(b)	2,166	100,567
PDL BioPharma, Inc. (b)	1,654	13,133
PharMerica Corp. (a)(b)	1,337	16,445

	Principal Amount ($) or Shares	Market Value $
PhotoMedex, Inc. (a)(b)	586	9,575
Puma Biotechnology, Inc. (a)(b)	265	13,420
Raptor Pharmaceutical Corp. (a)(b)	535	7,244
Repligen Corp. (a)(b)	1,379	13,459
Rigel Pharmaceuticals, Inc. (a)(b)	568	1,789
Rochester Medical Corp. (a)(b)	999	13,077
Sangamo Biosciences, Inc. (a)(b)	283	2,793
Santarus, Inc. (a)(b)	5,047	113,658
Sarepta Therapeutics, Inc. (a)(b)	385	13,140
Spectrum Pharmaceuticals, Inc. (b)	353	2,704
Staar Surgical Co. (a)(b)	1,290	16,370
STERIS Corp.	2,448	100,099
SurModics, Inc. (a)	643	12,731
Synageva BioPharma Corp. (a)(b)	202	9,476
Synta Pharmaceuticals Corp. (a)(b)	142	838
TESARO, Inc. (a)(b)	42	1,452
The Ensign Group, Inc. (b)	624	24,118
The Providence Service Corp. (a)	442	11,863
Triple-S Management Corp. (Class B) (a)(b)	627	11,694
US Physical Therapy, Inc.	378	10,406
Utah Medical Products, Inc. (b)	305	15,403
West Pharmaceutical Services, Inc.	1,530	113,144
ZIOPHARM Oncology, Inc. (a)(b)	279	834

		2,092,161

Industrials - 18.5%
A.O. Smith Corp. (b)	1,779	74,807
AAON, Inc.	1,130	26,352
AAR Corp.	4,084	102,468
ABM Industries, Inc.	4,246	102,541
Air Transport Services Group, Inc. (a)(b)	1,985	12,724
Alamo Group, Inc.	393	17,826
Alaska Air Group, Inc.	1,810	102,482
Alliant Techsystems, Inc. (b)	580	56,121
Altra Holdings, Inc. (b)	3,230	80,265
AMERCO, Inc. (b)	646	105,686
American Woodmark Corp. (a)(b)	526	18,342
Apogee Enterprises, Inc. (b)	3,300	92,070
Arkansas Best Corp. (b)	4,163	103,575
Astronics Corp. (a)(b)	384	17,867
AT Cross Co. (Class A) (a)	208	4,435
Barrett Business Services, Inc.	841	54,051
CBIZ, Inc. (a)(b)	628	4,302
Ceco Environmental Corp. (b)	1,121	14,932
CIRCOR International, Inc. (b)	919	52,833
Coleman Cable, Inc. (b)	562	10,700
Columbus McKinnon Corp. (a)	949	20,309
Comfort Systems USA, Inc. (b)	5,886	88,879
Consolidated Graphics, Inc. (a)	262	14,017

Dynamic Small Cap Fund	11

SSgA

Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Courier Corp. (b)	1,491	23,260
Curtiss-Wright Corp. (b)	1,655	69,113
Deluxe Corp. (b)	2,827	111,242
EnerSys (b)	946	48,511
EnPro Industries, Inc. (a)(b)	959	54,644
Federal Signal Corp. (a)	1,730	20,189
Franklin Covey Co. (a)	1,096	17,218
G&K Services, Inc. (Class A) (b)	1,975	101,594
Generac Holdings, Inc. (b)	2,455	97,193
Graham Corp.	255	8,800
H&E Equipment Services, Inc.	4,670	112,454
Hardinge, Inc.	1,104	15,997
Huron Consulting Group, Inc. (a)	1,128	53,693
Hyster-Yale Materials Handling, Inc. (b)	1,514	114,473
ICF International, Inc. (a)(b)	3,035	99,821
Insperity, Inc.	517	16,492
Insteel Industries, Inc.	1,082	17,301
John Bean Technologies Corp. (b)	3,992	87,465
Kadant, Inc.	415	12,894
Kelly Services, Inc. (Class A) (b)	1,107	20,147
Korn/Ferry International (a)	5,067	89,737
L.B. Foster Co. (Class A) (b)	643	27,276
Marten Transport, Ltd. (b)	798	14,117
MasTec, Inc. (a)(b)	3,503	111,395
Mobile Mini, Inc. (a)(b)	3,164	96,122
Moog, Inc. (Class A) (a)(b)	978	49,682
Mueller Water Products, Inc. (Class A)	10,443	78,845
Navigant Consulting, Inc. (a)(b)	6,607	90,185
NN, Inc.	827	11,421
Nortek, Inc. (a)(b)	1,099	73,578
Orbital Sciences Corp. (a)	5,599	97,199
Park-Ohio Holdings Corp. (a)	2,694	93,132
Patrick Industries, Inc. (a)	423	11,455
Pendrell Corp. (a)	5,436	10,437
PGT, Inc. (a)	2,142	21,806
Pike Electric Corp.	1,140	12,654
Preformed Line Products Co.	39	2,688
Primoris Services Corp. (b)	3,807	85,581
Proto Labs, Inc. (a)(b)	200	14,208
Quad Graphics, Inc.	3,803	119,186
R.R. Donnelley & Sons Co. (b)	3,469	57,863
Republic Airways Holdings, Inc. (a)(b)	7,799	87,115
Roadrunner Transportation Systems, Inc. (a)	762	20,665
RPX Corp. (a)(b)	860	13,493
Saia, Inc. (a)(b)	3,472	104,195
SkyWest, Inc. (b)	6,662	85,873
Swift Transportation Co. (a)(b)	6,478	116,345
Teledyne Technologies, Inc. (a)	1,594	123,009

	Principal Amount ($) or Shares	Market Value $
TrueBlue, Inc. (a)	2,173	52,847
UniFirst Corp.	1,110	106,427
United Stationers, Inc. (b)	2,590	102,927
Universal Truckload Services, Inc.	611	15,397
US Ecology, Inc. (b)	763	21,433
VSE Corp. (b)	258	11,620
WageWorks, Inc. (a)	630	26,296
Wesco Aircraft Holdings, Inc. (a)(b)	1,067	20,412

		4,356,706

Information Technology - 14.0%
Aeroflex Holding Corp. (a)	1,131	7,940
Ambarella, Inc. (a)(b)	508	7,285
AVG Technologies NV (a)(b)	727	15,754
Belden, Inc. (b)	912	51,729
Benchmark Electronics, Inc. (a)(b)	1,393	30,604
CalAmp Corp. (a)(b)	1,706	27,961
Calix, Inc. (a)(b)	1,261	16,204
Cardtronics, Inc. (a)(b)	1,149	39,859
Checkpoint Systems, Inc. (a)(b)	6,001	88,035
CSG Systems International, Inc. (b)	4,160	97,926
CTS Corp.	1,152	16,036
Electro Rent Corp. (b)	646	10,982
Electronics for Imaging, Inc. (a)(b)	3,800	111,264
Envestnet, Inc. (a)(b)	635	17,545
EPAM Systems, Inc. (a)(b)	1,532	48,993
EPIQ Systems, Inc.	1,327	16,256
ePlus, Inc.	191	9,923
Euronet Worldwide, Inc. (a)(b)	3,675	126,236
Fabrinet (a)(b)	805	11,238
FleetMatics Group PLC (a)(b)	353	17,456
Heartland Payment Systems, Inc. (b)	2,876	106,268
iGate Corp. (a)	895	20,898
Immersion Corp. (a)(b)	990	12,632
Infoblox, Inc. (a)(b)	1,177	41,077
IntraLinks Holdings, Inc. (a)	1,486	11,621
IXYS Corp.	975	9,038
j2 Global, Inc. (b)	2,686	132,259
Lexmark International, Inc. (Class A) (b)	1,425	48,678
Littelfuse, Inc.	1,434	105,786
M/A-COM Technology Solutions Holdings, Inc. (a)	658	10,765
Manhattan Associates, Inc. (a)(b)	1,333	116,638
Marchex, Inc.	1,506	10,316
Measurement Specialties, Inc. (a)	2,057	97,378
Mentor Graphics Corp. (b)	2,066	45,783
Methode Electronics, Inc.	1,528	36,504
MoneyGram International, Inc. (a)(b)	1,156	23,421

12	Dynamic Small Cap Fund

SSgA

Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Monotype Imaging Holdings, Inc. (b)	3,739	96,279
Move, Inc. (a)	1,185	17,183
MTS Systems Corp. (b)	1,577	94,888
PC Connection, Inc.	881	13,083
PDF Solutions, Inc. (a)	633	12,565
Pegasystems, Inc. (b)	731	26,937
Perficient, Inc. (a)	970	15,646
Photronics, Inc. (a)(b)	1,770	12,886
Plexus Corp. (a)	2,965	97,074
PMC - Sierra, Inc. (a)(b)	12,719	79,239
Responsys, Inc. (a)	1,066	15,297
Sanmina Corp. (a)	7,166	116,591
Sapiens International Corp. NV	2,502	13,711
ScanSource, Inc. (a)	2,963	91,794
Seachange International, Inc. (a)	1,496	14,960
Shutterstock, Inc. (a)(b)	222	11,020
SS&C Technologies Holdings, Inc. (a)(b)	3,408	120,609
Stamps.com, Inc. (a)(b)	400	16,752
Sykes Enterprises, Inc. (a)(b)	1,405	23,927
SYNNEX Corp. (a)(b)	898	42,664
Syntel, Inc. (b)	1,370	98,462
Take-Two Interactive Software, Inc. (a)(b)	1,580	29,009
TeleTech Holdings, Inc. (a)(b)	909	22,243
Tessco Technologies, Inc. (b)	320	10,099
The Hackett Group, Inc. (b)	1,574	10,089
Travelzoo, Inc. (a)	347	9,373
Tyler Technologies, Inc. (a)(b)	1,287	95,096
Ubiquiti Networks, Inc. (b)	2,373	83,197
United Online, Inc.	11,905	93,454
Virtusa Corp. (a)(b)	557	14,660
Vishay Intertechnology, Inc. (a)(b)	3,205	39,261
VistaPrint NV (a)(b)	2,339	124,528
Web.com Group, Inc. (a)(b)	4,118	116,210
XO Group, Inc. (a)	1,011	12,092

		3,289,166

Materials - 4.1%
AEP Industries, Inc. (a)(b)	322	25,193
Chase Corp. (b)	361	10,729
Ferro Corp. (a)(b)	12,788	93,992
FutureFuel Corp. (b)	1,316	21,240
Graphic Packaging Holding Co. (a)	12,591	104,631
Innospec, Inc.	2,120	86,750
KapStone Paper and Packaging Corp.	3,175	133,350
KMG Chemicals, Inc. (b)	461	10,861
Landec Corp. (a)(b)	1,376	18,163
Neenah Paper, Inc.	1,115	40,809
OM Group, Inc. (a)(b)	3,376	95,946

	Principal Amount ($) or Shares	Market Value $
P.H. Glatfelter Co.	3,921	100,456
Quaker Chemical Corp. (b)	1,468	97,417
United States Lime & Minerals, Inc. (a)	152	8,941
US Silica Holdings, Inc. (b)	418	9,823
Worthington Industries, Inc.	3,367	112,222

		970,523

Telecommunication Services - 0.4%
Atlantic Tele-Network, Inc. (b)	363	17,148
Hawaiian Telcom Holdco, Inc. (a)(b)	695	17,243
IDT Corp. (Class B) (b)	691	11,484
Inteliquent, Inc.	1,598	12,784
Lumos Networks Corp.	768	12,096
Straight Path Communications, Inc. (Class B) (a)(b)	345	1,773
USA Mobility, Inc. (b)	1,247	17,608
Vonage Holdings Corp. (a)(b)	4,046	12,624

		102,760

Utilities - 3.0%
ALLETE, Inc.	870	41,064
American States Water Co. (b)	1,635	86,001
Black Hills Corp. (b)	2,416	116,016
Chesapeake Utilities Corp. (b)	1,380	72,050
Empire District Electric Co.	2,021	42,785
MGE Energy, Inc. (b)	1,806	94,111
NorthWestern Corp.	1,339	53,788
Otter Tail Corp. (b)	3,011	79,129
Southwest Gas Corp. (b)	1,380	64,556
UNS Energy Corp.	1,250	57,162

		706,662

Total Common Stocks (cost $21,056,393)		23,391,308

Short-Term Investments - 25.8%
SSgA Prime Money Market Fund 0.19 (d)(e)	72,340	72,340
State Street Navigator Securities Lending Prime Portfolio (d)(f)	5,985,490	5,985,490

Total Short-Term Investments (cost $6,057,830)		6,057,830

Total Investments - 125.3% (identified cost $27,114,223)		29,449,138

Other Assets and Liabilities, Net - (25.3)%		(5,940,205)

Net Assets - 100.0%		23,508,933

Dynamic Small Cap Fund	13

SSgA

Dynamic Small Cap Fund

Schedule of Investments, continued — August 31, 2013

Footnotes:

(a)	Non-income producing security.
(b)	All or a portion of the shares of this security are on loan.
(c)	Real Estate Investment Trust (REIT).
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Investments of cash collateral for securities loaned.

Abbreviations:

PLC - Public Limited Company

Presentation of Portfolio Holdings — August 31, 2013

	Market Value				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$4,397,946	$—	$—	$4,397,946	18.7
Consumer Staples	1,031,430	—	—	1,031,430	4.4
Energy	952,059	—	—	952,059	4.1
Financials	5,491,895	—	—	5,491,895	23.4
Health Care	2,092,161	—	—	2,092,161	8.9
Industrials	4,356,706	—	—	4,356,706	18.5
Information Technology	3,289,166	—	—	3,289,166	14.0
Materials	970,523	—	—	970,523	4.1
Telecommunication Services	102,760	—	—	102,760	0.4
Utilities	706,662	—	—	706,662	3.0
Short-Term Investments	72,340	5,985,490	—	6,057,830	25.8

Total Investments	$23,463,648	$5,985,490	$—	$29,449,138	125.3

Other Assets and Liabilities, Net					(25.3)

					100.0

For a description of the levels see Note 2 in the Notes to Financial Statements.

There were no transfers in and out of Levels 1, 2 and 3 during the period ended August 31, 2013.

See accompanying notes which are an integral part of the financial statements.

14	Dynamic Small Cap Fund

SSgA

Clarion Real Estate Fund

Portfolio Management Discussion and Analysis — August 31, 2013 (Unaudited)

Objective:  The Fund seeks to provide income and capital growth by investing primarily in publicly traded securities of real estate companies. The Fund looks to identify companies with superior earnings growth, conservative balance sheets, and dividend security to target out-performance over a 2-3 year time horizon.

Invests in:  Real Estate Investment Trust (REIT) securities, primarily from those securities in the Dow Jones U.S. Select REIT Index and across different types and regions based on the fundamental research of the Advisor.

Strategy:  The Fund seeks to meet its objective by investing with a relatively long time horizon, favoring strong real estate fundamentals, and attempting to minimize turnover, while focusing on relative valuations, balance sheet strength and higher growth rates.

Clarion Real Estate Fund

Period Ended 08/31/13	Total Return
1 Year	(1.94)%
5 Years	1.90	%+
10 Years	8.57	%+

Dow Jones U.S. Select REIT® Index® Index#

Period Ended 08/31/13	Total Return
1 Year	(0.43)%
5 Years	4.61	%+
10 Years	9.35	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Clarion Real Estate Fund as stated in the Fees and Expenses table of the prospectus dated March 1, 2013 is 1.32%.

See related Notes on page 17.

Clarion Real Estate Fund	15

SSgA

Clarion Real Estate Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2013 (Unaudited)

SSgA Clarion Real Estate Fund (the “Fund”) seeks to provide income and capital growth by investing primarily in publicly traded securities issued by real estate investment trusts (REITs). The Fund is benchmarked to the Dow Jones U.S. Select REIT Index (the “Index”).

For the 12-month period ended August 31, 2013, the total return for the Fund was -1.94%, and the total return for the Index was -0.43%. On January 1, 2013, CBRE Clarion Securities LLC began serving as the Fund’s sub-advisor. For the period from January 1 through August 31, 2013 (the “Reporting Period”), the total return for the Fund was -2.46%, and the total return for the Index was -1.99%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Property stocks started the 2013 calendar year by generating solid positive total returns during the first quarter. They benefited from improving underlying property fundamentals, strengthening earnings, increasing dividends, rising transaction volumes, and continued access to attractively priced capital. However, the Fund’s first-quarter performance relative to the Index was hampered by investors’ quest for yield, which favored higher-yielding stocks. This hampered the effectiveness of strategies such as ours that focus on what we believe to be strong management, high quality property portfolios, financially sound balance sheets, improving earnings and net asset value growth, and underlying real estate fundamentals. The Fund’s negative stock selection was driven by picks in the apartment and hotel sectors, which more than offset strong picks in the mall sector. The Fund’s underweight to the outperforming health care and manufactured homes sectors, along with an overweight to the underperforming mall sector, hindered performance.

During the second quarter of 2013, property company shares declined in reaction to mixed economic news and statements from the US Federal Reserve (the “Fed”) that it may scale back its bond-buying program as early as fall 2013. This unsettled world financial markets. Bond yields moved sharply higher in response to the Fed’s comments. Many of the property sectors and companies that underperformed in 2013’s first quarter, outperformed during the second quarter, including apartment companies, which were the best performing sector. The Fund outperformed the Index during the second quarter of 2013, primarily due to stock selection, which was particularly strong in the office and hotel sectors.

Performance of equities “settled down” in July recovering from their decline during the second quarter following a spike in bond yields catalyzed by an eventual “tapering” of the Fed’s quantitative easing program. Returns for property stocks were positive in July, but lagged the robust gains of the broader stock market. Relative performance added value via favorable stock selection, continuing a trend started in the second quarter of 2013. Stock selection was strong in the office and shopping center sectors. Asset allocation was positive for the month as a result of an underweight to the underperforming health care sector and an overweight to the top performing hotel sector.

Performance of property stocks declined in August following their brief recovery in July. Relative performance was in-line with respect to the benchmark with few notable cross-currents. Stock selection was flat as a result of the outperformance of portfolio holdings in the apartments sector being offset by the negative selection within the health care and shopping center sectors. Asset allocation was flat as a result of an underweight to the underperforming shopping center sector and holding modest cash in a down market, which was offset by the negative effects of an underweight to an outperforming storage sector.

Overall, performance was modestly negative during the Reporting Period on both an absolute and relative basis. Unfavorable positioning in the storage, mall, and apartment sectors detracted from relative performance. The Fund benefited from strong stock selection in office and mall companies.

The top negative detractors from the Fund’s performance were Hospitality Properties Trust, LaSalle Hotel Properties, and Extra Space Storage. The Fund was underweight Hospitality Properties, as we remain cautious on bond-like business models because we believe they generally produce inferior organic growth and depend on acquisitions velocity and continuous access to capital markets to grow earnings. LaSalle Hotel Properties, the second largest hotel REIT with $4 billion in assets, is uniquely concentrated on independently branded hotels in urban gateway markets. We exited our position in April amid headwinds in

16	Clarion Real Estate Fund

SSgA

Clarion Real Estate Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2013 (Unaudited)

Washington, DC, and concerns about a massive redevelopment project. Extra Space Storage outperformed during the period, detracting from relative performance due to the Fund’s underweight position. We remain cautious on the storage sector due to its defensive characteristics.

The top positive contributors to the Fund’s performance were Digital Realty Trust, Inc, Host Hotels & Resorts, Inc., and SL Green Realty Corp. An underweight position to the underperforming Digital Realty Trust benefited the Fund. The shares underperformed amid concerns of decelerating fundamentals and diminishing external growth prospects within the data center sector. The Fund was overweight in outperforming Host Hotels & Resorts Inc, a leading hotel REIT, as we believe economically-sensitive property sectors, such as hotels, will benefit most from an improving economy. A key contributor to relative performance was strong stock selection in the office sector, especially an overweight to SL Green, which specializes in the midtown Manhattan market.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2003.

#	The Dow Jones U.S. Select REIT® Index is a subset of the Dow Jones Americas Select RESI and includes only REITs and REIT-like securities.

+	Annualized.

REIT funds may be subject to a high degree of market risk due to lack of industry diversification. Furthermore, REIT funds may be subject to other risks including, but not limited to, declines in the value of real estate, risks related to general and economic conditions, changes in the value of the underlying property owned by the trust, and defaults by borrowers.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

Clarion Real Estate Fund	17

SSgA

Clarion Real Estate Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$953.10	$1,020.16
Expenses Paid During Period*	$4.92	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

18	Clarion Real Estate Fund

SSgA

Clarion Real Estate Fund

Schedule of Investments — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 99.2%
Diversified REITs - 6.8%
Cousins Properties, Inc. (a)	29,300	290,949
Liberty Property Trust (a)	25,400	878,840
Vornado Realty Trust (a)	18,988	1,543,724

		2,713,513

Industrial REITs - 5.3%
DCT Industrial Trust, Inc. (a)(b)	29,500	197,355
ProLogis (a)	54,924	1,935,522

		2,132,877

Office REITs - 18.0%
BioMed Realty Trust, Inc. (a)	26,100	480,501
Boston Properties, Inc. (a)	17,755	1,819,887
Brandywine Realty Trust (a)	24,900	319,218
CommonWealth REIT (a)	8,300	203,765
Digital Realty Trust, Inc. (a)(b)	5,122	284,783
Douglas Emmett, Inc. (a)	31,023	716,631
Duke Realty Corp. (a)(b)	57,508	839,042
Highwoods Properties, Inc. (a)	16,500	557,370
Kilroy Realty Corp. (a)(b)	15,500	756,245
Lexington Realty Trust (a)	6,800	79,696
SL Green Realty Corp. (a)	12,908	1,125,449

		7,182,587

Residential REITs - 18.6%
American Residential Properties, Inc. (a)(c)	4,800	81,888
Apartment Investment & Management Co. (Class A) (a)	20,200	556,106
AvalonBay Communities, Inc. (a)	12,598	1,560,892
BRE Properties, Inc. (a)	16,600	796,634
Equity Residential (a)	36,939	1,916,765
Essex Property Trust, Inc. (a)	4,121	590,580
Post Properties, Inc. (a)	13,200	597,036
Sun Communities, Inc. (a)(b)	7,400	317,978
UDR, Inc. (a)	44,162	997,620

		7,415,499

Retail REITs - 24.9%
CBL & Associates Properties, Inc. (a)	4,121	79,123
DDR Corp. (a)(b)	38,400	595,968
Federal Realty Investment Trust (a)	2,063	200,751
General Growth Properties, Inc. (a)	69,200	1,327,256
Kimco Realty Corp. (a)(b)	59,929	1,200,378
Ramco-Gershenson Properties Trust (a)(b)	13,900	201,272
Regency Centers Corp. (a)(b)	9,100	432,705
Simon Property Group, Inc. (a)	29,605	4,311,376

	Principal Amount ($) or Shares	Market Value $
Tanger Factory Outlet Centers, Inc. (a)	3,910	120,624
Taubman Centers, Inc. (a)	6,449	434,727
The Macerich Co. (a)	18,680	1,051,310

		9,955,490

Specialized REITs – 25.6%
CubeSmart (a)(b)	21,300	354,645
HCP, Inc. (a)	26,006	1,059,224
Health Care REIT, Inc. (a)	26,195	1,609,421
Healthcare Realty Trust, Inc. (a)	23,126	520,104
Healthcare Trust of America, Inc. (Class A) (a)(b)	15,700	161,710
Host Hotels & Resorts, Inc. (a)(b)	106,652	1,816,284
Pebblebrook Hotel Trust (a)(b)	10,600	271,360
Public Storage (a)	9,741	1,487,158
Senior Housing Properties Trust (a)(b)	29,900	680,225
Starwood Hotels & Resorts Worldwide, Inc.	3,200	204,608
Strategic Hotels & Resorts, Inc. (a)(c)	24,800	201,128
Sunstone Hotel Investors, Inc. (a)(c)	29,700	357,291
Ventas, Inc. (a)	21,234	1,322,029
Weyerhaeuser Co. (a)	7,400	202,612

		10,247,799

Total Common Stocks (cost $27,078,042)		39,647,765

Short-Term Investments - 7.1%
SSgA Prime Money Market Fund 0.19% (d)(e)	201,242	201,242
State Street Navigator Securities Lending Prime Portfolio (d)(f)	2,616,284	2,616,284

Total Short-Term Investments (cost $2,817,526)		2,817,526

Total Investments - 106.3% (identified cost $29,895,568)		42,465,291

Other Assets and Liabilities, Net - (6.3)%		(2,509,686)

Net Assets - 100.0%		39,955,605

Clarion Real Estate Fund	19

SSgA

Clarion Real Estate Fund

Schedule of Investments, continued — August 31, 2013

Footnotes:

(a)	Real Estate Investment Trust (REIT).
(b)	All or a portion of the shares of this security are on loan.
(c)	Non-income producing security.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Investments of cash collateral for securities loaned.

Presentation of Portfolio Holdings — August 31, 2013

	Market Value				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Diversified REITs	$2,713,513	$—	$—	$2,713,513	6.8
Industrial REITs	2,132,877	—	—	2,132,877	5.3
Office REITs	7,182,587	—	—	7,182,587	18.0
Residential REITs	7,415,499	—	—	7,415,499	18.6
Retail REITs	9,955,490	—	—	9,955,490	24.9
Specialized REITs	10,247,799	—	—	10,247,799	25.6
Short-Term Investments	201,242	2,616,284	—	2,817,526	7.1

Total Investments	$39,849,007	$2,616,284	$—	$42,465,291	106.3

Other Assets and Liabilities, Net					(6.3)

					100.0

For a description of the levels see Note 2 in the Notes to Financial Statements.

There were no transfers in and out of Levels 1, 2 and 3 during the period ended August 31, 2013.

See accompanying notes which are an integral part of the financial statements.

20	Clarion Real Estate Fund

SSgA

IAM SHARES Fund

Portfolio Management Discussion and Analysis — August 31, 2013 (Unaudited)

Objective:  The Fund seeks to maximize total return by investing the majority of its net assets in equity securities of IAM companies.

Invests in:  At least 80% of its total assets in equity securities of IAM companies. IAM companies are defined as companies that either have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers (“IAMAW”) or affiliated labor unions, or are listed in the S&P 500® Index and have not been identified by IAMAW or affiliated labor unions as having non-union sentiment.

Strategy:  The Fund’s investment strategy is driven by an investment process that manages portfolio exposure to fundamental attributes within a multifactor risk model environment. These attributes include industry allocations, size, style, growth expectations, and valuation ratios.

IAM SHARES Fund

Period Ended 08/31/13	Total Return
1 Year	18.80%
5 Years	7.04	%+
10 Years	6.76	%+

Standard & Poor’s® 500 Composite Stock Index#

Period Ended 08/31/13	Total Return
1 Year	18.70%
5 Years	7.32	%+
10 Years	7.12	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the IAM SHARES Fund as stated in the Fees and Expenses table of the prospectus dated December 14, 2012 is 0.51%.

See related Notes on following page.

IAM SHARES Fund	21

SSgA

IAM SHARES Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2013 (Unaudited)

SSgA IAM SHARES Fund (the “Fund”) seeks to maximize total return primarily through investments in equity securities of companies that have entered into collective bargaining agreements with the International Association of Machinists and Aerospace Workers, or affiliated labor unions, or have not been identified as having non-union sentiment. The Fund is benchmarked to the S&P 500 Index (the “Index”).

For the 12-month period ended August 31, 2013 (the “Reporting Period”), the total return for the Fund was 18.80%, and the total return for the Index was 18.70%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

US stocks enjoyed a strong performance over the Reporting Period, despite challenges such as the impact of Hurricane Sandy, the debate over mandatory spending cuts and tax hikes, and banking turmoil in Cyprus. Improved financial stability in Europe and hints of perkier growth in Asia kept global stock returns largely positive. Enthusiasm for stocks faltered somewhat after US Federal Reserve (the “Fed”) Chairman Ben S. Bernanke suggested in May that asset purchases by the Fed might slow if economic conditions continued to improve. However, increased merger and acquisition activity and generally positive earnings from the largest US companies helped the S&P 500 reach new record highs in the summer. The Index later declined from its midsummer peaks due to concerns about military action in Syria and the Fed cutting back on its asset purchases.

The top positive contributors to the Fund’s performance were JPMorgan Chase & Co., Gilead Sciences Inc, and Johnson & Johnson. JPMorgan Chase & Co benefited from higher revenues in business lines such as investment banking and success implementing its longer-term, cost reduction-strategies. Both Gilead Sciences INC and Johnson & Johnson benefited from successful merger and acquisition activity as well as their strong drug pipelines.

The top negative contributors to the Fund’s performance were Apple Inc, Edwards Lifesciences Corp., and Intel Corp. Apple, Inc was hurt globally by strong smartphone and tablet competitors that caught up to Apple, Inc on technology and have delivered better pricing. Edwards Lifesciences Corp stock was hurt by missed sales targets and increased competition for its artificial heart valves. Meanwhile, Intel Corp., which was late to the mobile/tablet market, continued to suffer due to the rapid decline in the personal computer market.

The Fund invested in S&P 500 futures contracts to equitize the small amount of cash in the portfolio during the Reporting Period. The futures’ performance did not have a material impact on portfolio performance.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

22	IAM SHARES Fund

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2003.

#

The Standard & Poor’s® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+	Annualized.

SSgA

IAM SHARES Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$1,087.10	$1,023.13
Expenses Paid During Period*	$2.16	$2.09

*	Expenses are equal to the Fund’s annualized expense ratio of 0.41% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

IAM SHARES Fund	23

SSgA

IAM SHARES Fund

Schedule of Investments — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 97.4%
Consumer Discretionary - 12.6%
Amazon.com, Inc. (a)	4,600	1,292,508
AutoNation, Inc. (a)(b)	7,300	341,202
AutoZone, Inc. (a)	100	41,994
Bed Bath & Beyond, Inc. (a)	3,200	235,968
Best Buy Co., Inc.	3,925	141,300
BorgWarner, Inc. (b)	1,700	164,186
Brunswick Corp.	3,500	127,260
Cablevision Systems Corp. (Class A) (b)	3,200	56,736
Carnival Corp. (b)	4,300	155,187
CBS Corp. (Class B)	8,701	444,621
Chipotle Mexican Grill, Inc. (a)	100	40,817
Coach, Inc. (b)	11,376	600,767
Comcast Corp. (Class A)	42,966	1,808,439
CST Brands, Inc. (a)	1	29
D.R. Horton, Inc. (b)	3,900	69,615
Denny’s Corp. (a)(b)	14,500	81,490
DIRECTV (a)	9,211	535,896
Ethan Allen Interiors, Inc. (b)	4,666	121,643
Family Dollar Stores, Inc.	2,400	170,856
Ford Motor Co.	53,743	870,099
Gannett Co., Inc.	6,000	144,540
Genuine Parts Co. (b)	2,800	215,628
H&R Block, Inc.	3,700	103,267
Hanesbrands, Inc. (b)	3,100	184,388
Harley-Davidson, Inc.	7,200	431,856
J.C. Penney Co., Inc. (a)(b)	2,500	31,200
JAKKS Pacific, Inc. (b)	1,900	9,861
Johnson Controls, Inc.	10,700	433,671
Kohl’s Corp.	4,100	210,371
Leggett & Platt, Inc. (b)	7,900	228,468
Liberty Global PLC (Class A) (a)	3,900	302,952
Liberty Interactive Corp. (Class A) (a)	7,298	164,789
Liberty Ventures (Series A) (a)	486	41,621
Lowe’s Cos., Inc.	16,600	760,612
Macy’s, Inc.	6,768	300,702
Marriott International, Inc. (Class A)	9,400	375,906
Matthews International Corp. (Class A) (b)	3,793	139,962
McDonald’s Corp.	14,730	1,389,923
Meredith Corp. (b)	4,900	210,749
Netflix, Inc. (a)	500	141,955
Newell Rubbermaid, Inc.	10,100	255,530
News Corp. (Class A) (a)	6,450	101,265
NIKE, Inc. (Class B)	5,000	314,100
Nordstrom, Inc. (b)	2,600	144,898
O’Reilly Automotive, Inc. (a)	900	110,439
Omnicom Group, Inc.	3,200	194,080

	Principal Amount ($) or Shares	Market Value $
Penske Automotive Group, Inc. (b)	1,100	42,933
priceline.com, Inc. (a)	600	563,118
Ross Stores, Inc.	400	26,904
Sears Holdings Corp. (a)(b)	4,339	191,957
Sonic Automotive, Inc. (b)	4,700	102,413
Staples, Inc. (b)	8,400	116,844
Starbucks Corp.	8,800	620,576
Starwood Hotels & Resorts Worldwide, Inc.	4,300	274,942
Target Corp.	10,900	690,079
The Gap, Inc.	5,400	218,376
The Goodyear Tire & Rubber Co. (a)	4,300	86,516
The Home Depot, Inc.	22,400	1,668,576
The McClatchy Co. (Class A) (a)(b)	15,070	46,717
The New York Times Co. (Class A) (a)(b)	7,200	80,280
The Walt Disney Co.	29,400	1,788,402
The Washington Post Co. (Class B) (b)	321	181,044
Tiffany & Co.	6,000	462,660
Time Warner Cable, Inc.	3,963	425,428
Time Warner, Inc.	13,983	846,391
TJX Cos., Inc.	3,500	184,520
TripAdvisor, Inc. (a)(b)	600	44,382
Twenty-First Century Fox, Inc.	25,800	808,314
Viacom, Inc. (Class B)	7,901	628,603
Whirlpool Corp.	3,000	385,950
Wyndham Worldwide Corp.	2,360	140,090
Yum! Brands, Inc.	5,200	364,104

		25,233,465

Consumer Staples - 10.1%
Altria Group, Inc.	34,585	1,171,740
Archer-Daniels-Midland Co.	12,398	436,533
Arden Group, Inc. (Class A) (b)	700	92,890
Avon Products, Inc.	1,400	27,678
Campbell Soup Co. (b)	8,490	366,598
Church & Dwight Co., Inc.	3,200	189,920
Colgate-Palmolive Co.	7,400	427,498
ConAgra Foods, Inc.	9,900	334,818
Constellation Brands, Inc. (Class A) (a)	300	16,275
Costco Wholesale Corp.	5,900	660,033
CVS Caremark Corp.	16,919	982,148
Dean Foods Co. (a)	2,350	45,026
Energizer Holdings, Inc.	400	39,532
General Mills, Inc.	2,200	108,504
Katy Industries, Inc. (a)	5,900	944
Kellogg Co.	8,635	524,231

24	IAM SHARES Fund

SSgA

IAM SHARES Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Kimberly-Clark Corp.	8,188	765,414
Kraft Foods Group, Inc.	8,236	426,378
Lorillard, Inc. (b)	5,000	211,500
Mead Johnson Nutrition Co.	2,522	189,226
Mondelez International, Inc. (Class A)	24,709	757,825
Monster Beverage Corp. (a)	1,100	63,129
PepsiCo, Inc.	24,238	1,932,496
Philip Morris International, Inc.	24,285	2,026,340
Rite Aid Corp. (a)	25,600	88,576
Safeway, Inc. (b)	11,100	287,490
SUPERVALU, Inc. (a)	5,900	42,303
Sysco Corp. (b)	15,100	483,502
The Coca-Cola Co.	63,350	2,418,703
The Estee Lauder Cos., Inc. (Class A)	200	13,072
The J.M. Smucker Co.	4,007	425,303
The Kroger Co.	15,300	559,980
The Procter & Gamble Co.	41,621	3,241,860
TreeHouse Foods, Inc. (a)	1,600	104,048
Tyson Foods, Inc. (Class A) (b)	300	8,685
Walgreen Co.	12,900	620,103
WhiteWave Foods Co. (Class A) (a)	1,200	22,944
Whole Foods Market, Inc.	1,800	94,950

		20,208,195

Energy - 10.9%
Alpha Natural Resources, Inc. (a)(b)	900	5,472
Anadarko Petroleum Corp.	6,400	585,088
Apache Corp.	4,900	419,832
Baker Hughes, Inc.	7,200	334,728
BP PLC ADR	3,195	131,954
Cabot Oil & Gas Corp.	4,000	156,520
Cameron International Corp. (a)	4,400	249,876
Chesapeake Energy Corp. (b)	8,300	214,223
Chevron Corp.	29,829	3,592,306
ConocoPhillips	23,777	1,576,415
CONSOL Energy, Inc.	1,100	34,353
Devon Energy Corp.	6,100	348,249
EOG Resources, Inc.	3,200	502,560
Exxon Mobil Corp.	74,780	6,517,825
Halliburton Co. (b)	18,160	871,680
Hess Corp.	6,700	501,495
Kinder Morgan, Inc.	4,957	188,019
Marathon Oil Corp.	8,200	282,326
Marathon Petroleum Corp.	4,100	297,291
National Oilwell Varco, Inc.	4,400	326,920
Newfield Exploration Co. (a)	1,800	42,876
Noble Energy, Inc.	400	24,572

	Principal Amount ($) or Shares	Market Value $
Occidental Petroleum Corp.	10,800	952,668
Peabody Energy Corp. (b)	700	12,040
Phillips 66	9,388	536,055
Pioneer Natural Resources Co.	1,100	192,467
Range Resources Corp.	1,600	119,968
Schlumberger, Ltd.	21,882	1,771,129
Southwestern Energy Co. (a)	4,700	179,540
Spectra Energy Corp.	8,398	278,058
The Williams Cos., Inc.	7,800	282,672
Valero Energy Corp.	7,200	255,816
WPX Energy, Inc. (a)(b)	2,800	52,248

		21,837,241

Financials - 14.6%
Aegon NV	8,631	61,280
Aflac, Inc.	6,500	375,635
American Express Co.	15,200	1,093,032
American Financial Group, Inc.	15,521	799,797
American International Group, Inc. (a)	19,803	920,047
American Tower Corp. (c)	4,900	340,501
Ameriprise Financial, Inc.	2,840	244,666
Aon PLC	4,700	311,986
AvalonBay Communities, Inc. (c)	600	74,340
Bank of America Corp.	128,532	1,814,872
BB&T Corp.	7,500	254,700
Berkshire Hathaway, Inc. (Class B) (a)	20,800	2,313,376
BlackRock, Inc.	800	208,256
Capital One Financial Corp.	6,661	429,968
Citigroup, Inc.	41,010	1,982,013
CME Group, Inc.	4,800	341,328
Comerica, Inc.	200	8,168
Discover Financial Services	6,550	309,487
E*TRADE Financial Corp. (a)	1,170	16,427
Equity Residential (c)	2,100	108,969
Fifth Third Bancorp	6,400	117,056
Franklin Resources, Inc.	5,400	249,264
Genworth Financial, Inc. (Class A) (a)	1,400	16,520
Hartford Financial Services Group, Inc.	3,200	94,720
HCP, Inc. (c)	1,400	57,022
Health Care REIT, Inc. (c)	1,700	104,448
Host Hotels & Resorts, Inc. (c)	28,417	483,941
HSBC Holdings PLC ADR	10,103	529,599
Hudson City Bancorp, Inc.	7,600	69,844
IntercontinentalExchange, Inc. (a)(b)	1,100	197,725
Janus Capital Group, Inc. (b)	14,987	125,291
JPMorgan Chase & Co.	48,234	2,437,264

IAM SHARES Fund	25

SSgA

IAM SHARES Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

KeyCorp	6,500	75,855
M&T Bank Corp. (b)	1,600	181,344
Marsh & McLennan Cos., Inc.	7,500	309,225
MetLife, Inc.	11,099	512,663
Moody’s Corp.	3,000	190,680
Morgan Stanley	17,500	450,800
Northern Trust Corp.	3,400	186,558
NYSE Euronext	600	25,080
People’s United Financial, Inc. (b)	5,700	81,054
Plum Creek Timber Co., Inc. (b)(c)	2,000	88,620
PNC Financial Services Group, Inc.	5,450	393,871
Potlatch Corp. (c)	7,700	296,912
Principal Financial Group, Inc. (b)	2,600	106,392
ProLogis, Inc. (c)	5,828	205,379
Prudential Financial, Inc.	6,400	479,232
Public Storage (c)	1,700	259,539
Regions Financial Corp.	9,142	85,935
Simon Property Group, Inc. (c)	3,271	476,356
SLM Corp.	6,300	151,137
SunTrust Banks, Inc.	3,500	112,070
T. Rowe Price Group, Inc.	1,000	70,140
The Allstate Corp.	7,100	340,232
The Bank of New York Mellon Corp.	14,798	440,093
The Charles Schwab Corp.	13,300	277,704
The Chubb Corp.	2,800	232,876
The Goldman Sachs Group, Inc.	6,300	958,419
The Progressive Corp.	8,100	203,067
The Travelers Cos., Inc.	14,483	1,157,192
U.S. Bancorp	22,812	824,198
Ventas, Inc. (c)	3,633	226,191
Vornado Realty Trust (c)	2,144	174,307
Wells Fargo & Co.	64,235	2,638,774
Weyerhaeuser Co. (c)	14,290	391,260

		29,094,697

Health Care - 11.9%
Abbott Laboratories	20,100	669,933
AbbVie, Inc.	20,100	856,461
Actavis, Inc. (a)(b)	700	94,626
Aetna, Inc.	6,515	412,986
Agilent Technologies, Inc.	4,142	193,183
Alexion Pharmaceuticals, Inc. (a)	2,000	215,520
Allergan, Inc.	3,900	344,682
Allied Healthcare Products (a)	2,744	6,723
AmerisourceBergen Corp.	1,200	68,304
Amgen, Inc.	7,961	867,271
Baxter International, Inc.	11,136	774,620

	Principal Amount ($) or Shares	Market Value $
Biogen Idec, Inc. (a)	3,600	766,872
Boston Scientific Corp. (a)	17,863	188,991
Bristol-Myers Squibb Co.	20,688	862,483
Cardinal Health, Inc.	4,000	201,120
CareFusion Corp. (a)	2,000	71,700
Celgene Corp. (a)	6,100	853,878
Cerner Corp. (a)	3,900	179,634
Cigna Corp.	3,800	299,022
Edwards Lifesciences Corp. (a)(b)	4,466	314,317
Eli Lilly & Co.	12,700	652,780
Express Scripts Holding Co. (a)	12,485	797,542
Forest Laboratories, Inc. (a)	3,800	161,614
Gilead Sciences, Inc. (a)	21,800	1,313,886
Hospira, Inc. (a)	900	35,127
Humana, Inc.	2,000	184,160
Intuitive Surgical, Inc. (a)	200	77,304
Johnson & Johnson	36,000	3,110,760
Life Technologies Corp. (a)	3,012	224,123
McKesson Corp.	3,600	437,076
Medtronic, Inc.	14,300	740,025
Merck & Co., Inc.	43,515	2,057,824
PerkinElmer, Inc.	4,700	169,059
Perrigo Co.	600	72,930
Pfizer, Inc.	94,054	2,653,263
St. Jude Medical, Inc.	4,300	216,763
STERIS Corp.	3,191	130,480
Stryker Corp.	4,100	274,249
Thermo Fisher Scientific, Inc.	5,800	515,214
UnitedHealth Group, Inc.	14,700	1,054,578
WellPoint, Inc.	5,800	493,812
Zimmer Holdings, Inc.	2,570	203,261
Zoetis, Inc.	2,295	66,899

		23,885,055

Industrials - 12.7%
3M Co.	11,300	1,283,454
Actuant Corp. (Class A) (b)	5,600	200,032
Alaska Air Group, Inc.	1,600	90,592
AMETEK, Inc.	7,200	309,024
Arkansas Best Corp. (b)	1,600	39,808
Avis Budget Group, Inc. (a)	1,800	48,186
AZZ, Inc.	1,600	60,064
Caterpillar, Inc.	10,421	860,149
CSX Corp.	24,900	612,789
Cummins, Inc.	4,200	517,440
Danaher Corp.	11,600	760,032
Deere & Co.	7,900	660,756
Dover Corp. (b)	5,300	450,765
Eaton Corp. PLC	8,142	515,551
Emerson Electric Co.	12,600	760,662
FedEx Corp.	3,100	332,816

26	IAM SHARES Fund

SSgA

IAM SHARES Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

General Dynamics Corp.	5,710	475,358
General Electric Co.	146,821	3,397,438
Hexcel Corp. (a)	2,600	92,482
HNI Corp. (b)	900	30,132
Honeywell International, Inc.	11,462	912,031
Illinois Tool Works, Inc.	9,308	665,243
Jacobs Engineering Group, Inc. (a)	2,800	163,184
Kansas City Southern	2,550	268,821
Koninklijke Philips Electronics NV	1,264	38,956
L-3 Communications Holdings, Inc.	2,500	225,825
Lockheed Martin Corp.	4,819	589,942
Manpower, Inc.	2,100	136,185
Masco Corp.	14,300	270,556
Norfolk Southern Corp.	7,200	519,552
Northrop Grumman Corp.	4,796	442,527
PACCAR, Inc.	7,875	422,179
Parker Hannifin Corp.	3,000	299,850
Precision Castparts Corp.	2,800	591,472
R.R. Donnelley & Sons Co. (b)	5,700	95,076
Raytheon Co.	5,800	437,378
Republic Services, Inc.	4,080	132,641
Rockwell Automation, Inc.	4,600	447,258
Rockwell Collins, Inc.	1,800	127,386
Ryder System, Inc.	4,800	266,928
Siemens AG ADR	200	21,232
Snap-on, Inc.	1,600	149,760
Southwest Airlines Co.	12,825	164,288
Stanley Black & Decker, Inc.	3,215	274,111
Tecumseh Products Co. (Class A) (a)(b)	1,600	15,472
Terex Corp. (a)	1,800	52,200
Textron, Inc. (b)	5,600	150,864
The Boeing Co.	10,400	1,080,768
The Manitowoc Co., Inc. (b)	2,300	45,954
The Toro Co.	4,600	242,926
Union Pacific Corp.	8,500	1,305,090
United Continental Holdings, Inc. (a)(b)	734	20,890
United Parcel Service, Inc. (Class B)	15,714	1,344,804
United Technologies Corp.	13,500	1,351,350
US Airways Group, Inc. (a)	5,000	80,800
Valmont Industries, Inc.	300	40,488
Waste Management, Inc. (b)	10,218	413,216
Watts Water Technologies, Inc. (Class A) (b)	400	20,724

		25,325,457

	Principal Amount ($) or Shares	Market Value $
Information Technology - 16.3%
Accenture PLC (Class A)	8,600	621,350
Adobe Systems, Inc. (a)	6,800	311,100
Advanced Micro Devices, Inc. (a)(b)	8,100	26,487
Akamai Technologies, Inc. (a)(b)	400	18,392
Amphenol Corp. (Class A)	5,200	394,004
Analog Devices, Inc.	5,000	231,400
Apple, Inc.	12,300	5,990,715
Applied Materials, Inc.	17,300	259,673
Autodesk, Inc. (a)	3,000	110,250
Automatic Data Processing, Inc.	6,300	448,308
Broadcom Corp. (Class A)	5,850	147,771
CA, Inc.	4,400	128,700
Cisco Systems, Inc.	70,500	1,643,355
Cognizant Technology Solutions Corp. (Class A) (a)	700	51,310
Computer Sciences Corp.	6,045	303,157
Corning, Inc.	20,200	283,608
Dell, Inc.	21,300	293,301
Diebold, Inc. (b)	2,873	81,248
eBay, Inc. (a)	14,700	734,853
Electronic Arts, Inc. (a)	4,700	125,208
EMC Corp.	27,100	698,638
Energy Conversion Devices, Inc. (a)	36,400	—
F5 Networks, Inc. (a)	1,100	91,718
Google, Inc. (Class A) (a)	3,600	3,048,840
Hewlett-Packard Co.	28,532	637,405
Intel Corp.	66,700	1,466,066
International Business Machines Corp.	16,700	3,043,909
Juniper Networks, Inc. (a)	3,800	71,820
KLA-Tencor Corp. (b)	2,100	115,815
Mastercard, Inc. (Class A)	1,300	787,904
Micron Technology, Inc. (a)	13,500	183,195
Microsoft Corp.	95,800	3,199,720
Motorola Solutions, Inc.	4,128	231,209
NetApp, Inc. (b)	4,500	186,930
NVIDIA Corp.	1,900	28,025
Oracle Corp.	51,349	1,635,979
Paychex, Inc. (b)	4,300	166,324
QUALCOMM, Inc.	20,700	1,371,996
Quantum Corp. (a)(b)	14,000	20,160
Red Hat, Inc. (a)(b)	400	20,208
Salesforce.com, Inc. (a)(b)	4,800	235,824
SanDisk Corp.	100	5,518
Seagate Technology PLC (b)	5,500	210,760
Symantec Corp.	11,945	305,912
Teradata Corp. (a)	200	11,712
Texas Instruments, Inc.	16,700	637,940
The Western Union Co. (b)	7,736	135,612

IAM SHARES Fund	27

SSgA

IAM SHARES Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Total System Services, Inc.	2,032	56,225
VeriSign, Inc. (a)(b)	300	14,397
Visa, Inc. (Class A)	4,600	802,332
Western Digital Corp.	600	37,200
Xerox Corp.	22,700	226,546
Xilinx, Inc.	4,800	208,416
Yahoo!, Inc. (a)	17,100	463,752

		32,562,197

Materials - 3.4%
Air Products & Chemicals, Inc.	4,800	490,272
AK Steel Holding Corp. (a)(b)	5,800	19,488
Alcoa, Inc. (b)	20,300	156,310
Allegheny Technologies, Inc. (b)	4,200	112,182
AngloGold Ashanti, Ltd. ADR (b)	830	11,097
Ashland, Inc.	1,204	105,001
Avery Dennison Corp.	1,900	81,244
Ball Corp.	3,400	151,028
Bemis Co., Inc. (b)	3,500	139,265
CF Industries Holdings, Inc.	400	76,136
Chemtura Corp. (a)	18	395
Cliffs Natural Resources, Inc. (b)	600	12,522
Crown Holdings, Inc. (a)	3,400	147,764
E.I. du Pont de Nemours & Co. (b)	9,700	549,214
Ecolab, Inc.	4,100	374,535
FMC Corp. (b)	2,900	193,169
Freeport-McMoRan Copper & Gold, Inc.	9,552	288,662
International Paper Co.	11,073	522,756
Martin Marietta Materials, Inc. (b)	1,500	144,075
MeadWestvaco Corp.	3,000	107,550
Monsanto Co.	5,800	567,762
Newmont Mining Corp. (b)	5,700	181,089
Owens-Illinois, Inc. (a)	2,900	82,331
PPG Industries, Inc.	2,900	453,009
Schnitzer Steel Industries, Inc. (Class A) (b)	1,100	27,775
Sigma-Aldrich Corp. (b)	2,300	189,681
The Dow Chemical Co.	16,788	627,871
The Mosaic Co.	3,600	149,940
The Sherwin-Williams Co.	3,500	603,400
Vulcan Materials Co. (b)	3,600	172,080

		6,737,603

Telecommunication Services - 2.5%
AT&T, Inc.	81,781	2,766,651
CenturyLink, Inc. (b)	7,665	253,865
Frontier Communications Corp. (b)	10,506	45,491
T-Mobile US, Inc. (a)	900	21,015
Verizon Communications, Inc.	41,772	1,979,157

		5,066,179

	Principal Amount ($) or Shares	Market Value $
Utilities - 2.4%
Ameren Corp.	3,000	101,430
American Electric Power Co., Inc.	5,300	226,840
Consolidated Edison, Inc. (b)	3,700	208,051
Dominion Resources, Inc.	8,400	490,140
Duke Energy Corp.	7,620	499,872
Edison International	4,500	206,505
Entergy Corp.	2,400	151,752
Exelon Corp.	11,590	353,379
FirstEnergy Corp.	4,200	157,374
NextEra Energy, Inc.	5,600	450,016
Pepco Holdings, Inc.	9,300	176,142
PG&E Corp.	5,300	219,208
PPL Corp. (b)	6,400	196,480
Public Service Enterprise Group, Inc. (b)	7,000	226,940
Sempra Energy	3,300	278,586
Southern Co.	12,200	507,764
The AES Corp.	8,800	111,848
Wisconsin Energy Corp. (b)	3,500	143,640
Xcel Energy, Inc.	4,000	111,680

		4,817,647

Total Common Stocks (cost $129,781,092)		194,767,736

Short-Term Investments - 5.6%
SSgA Prime Money Market Fund 0.19% (d)(e)	4,615,850	4,615,850
State Street Navigator Securities Lending Prime Portfolio (d)(f)	6,293,286	6,293,286
United States Treasury Bill 0.035%, due 09/12/13 (g)(h)(i)	323,000	322,997

Total Short-Term Investments (cost $11,232,133)		11,232,133

Total Investments - 103.0% (identified cost $141,013,225)		205,999,869

Other Assets and Liabilities, Net - (3.0)%		(6,020,284)

Net Assets - 100.0%		199,979,585

28	IAM SHARES Fund

SSgA

IAM SHARES Fund

Schedule of Investments, continued — August 31, 2013

Footnotes:

(a)	Non-income producing security.
(b)	All or a portion of the shares of this security are on loan.
(c)	Real Estate Investment Trust (REIT).
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(e)	The rate shown is the annualized seven-day yield at period end.
(f)	Investments of cash collateral for securities loaned.
(g)	Fair value is at amortized cost, which approximates market.
(h)	Rate noted is yield-to-maturity from date of acquisition.
(i)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold) by the Fund.

Abbreviations:

ADR - American Depositary Receipt

PLC - Public Limited Company

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
S&P 500 Index Futures	12	USD	4,893,900	09/13	30,407

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts*					30,407

*	Cash collateral balances were held in connection with futures contracts purchased (sold) by the Fund. See Note 2 in the Notes to Financial Statements.

Presentation of Portfolio Holdings — August 31, 2013

	Market Value					% of Net Assets
Categories	Level 1	Level 2		Level 3	Total
Consumer Discretionary	$25,233,465	$—		$—	$25,233,465	12.6
Consumer Staples	20,208,195	—		—	20,208,195	10.1
Energy	21,837,241	—		—	21,837,241	10.9
Financials	29,094,697	—		—	29,094,697	14.6
Health Care	23,885,055	—		—	23,885,055	11.9
Industrials	25,325,457	—		—	25,325,457	12.7
Information Technology	32,562,197	—	*	—	32,562,197	16.3
Materials	6,737,603	—		—	6,737,603	3.4
Telecommunication Services	5,066,179	—		—	5,066,179	2.5
Utilities	4,817,647	—		—	4,817,647	2.4
Short-Term Investments	4,615,850	6,616,283		—	11,232,133	5.6

Total Investments	199,383,586	6,616,283		—	205,999,869	103.0

Other Assets and Liabilities, Net						(3.0)

						100.0

Other Financial Instruments**
Futures Contracts	$30,407	$—		$—	$30,407	0.0

*	Fund held a Level 2 security that was valued at $0 at August 31, 2013.
**	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

For a description of the levels see Note 2 in the Notes to Financial Statements.

As of the year ended August 31, 2013, there were no transfers between levels. The transfers that did occur were the result of fair value pricing using significant observable inputs for Level 2 securities.

See accompanying notes which are an integral part of the financial statements.

IAM SHARES Fund	29

SSgA

Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis — August 31, 2013 (Unaudited)

Objective: The Fund seeks to maximize total return through investment primarily in small capitalization equity securities.

Invests in: At least 80% of total assets will be invested in small capitalization equity securities, such as common stocks, issued by companies with a market capitalization less than or equal to the largest capitalization stock in the Russell 2000® Index.

Strategy: The Fund attempts to create a portfolio with similar characteristics to the benchmark with potential to provide excess returns by allowing the fund to hold a portion, but not all of the securities in the Russell 2000 Index.

Enhanced Small Cap Fund

Period Ended 08/31/13	Total Return
1 Year	26.45%
5 Years	8.57	%+
Inception	6.52	%+

Russell 2000® Index#

Period Ended 08/31/13	Total Return
1 Year	26.27%
5 Years	7.98	%+
Inception	7.36	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Enhanced Small Cap Fund as stated in the Fees and Expenses table of the prospectus dated December 14, 2012 is 1.66%.

Notes: The following notes relate to the Growth of $10,000 graph and tables.

*	The Fund commenced operations on March 22, 2005. Index comparison also began on March 22, 2005.

#

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

+	Annualized.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

30	Enhanced Small Cap Fund

SSgA

Enhanced Small Cap Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2013 (Unaudited)

SSgA Enhanced Small Cap Fund (the “Fund”) seeks to maximize total return through investment primarily in small capitalization equity securities. The Fund is benchmarked to the Russell 2000 Index (the “Index”).

For the 12-month period ended August 31, 2013 (the “Reporting Period”), the total return for the Fund was 26.45%, and the total return for the Index was 26.27%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Sector allocation does not contribute strongly to the Fund’s performance relative to the Russell 2000 Index because the Fund does not take meaningful active positions at the sector level. Instead, stock selection within sectors and across the Russell 2000 Index is the primary determinant of performance compared with the Index.

The Fund’s investment process favors stocks of higher quality companies with attractive growth characteristics that are viewed as reasonably valued with positive sentiment. During the Reporting Period, this stock selection technique successfully identified outperforming and underperforming stocks, which benefited the Fund. Over the Reporting Period, stock selection added value in most sectors, and was particularly effective in the industrials and consumer discretionary sectors. Meanwhile, stock selection was weakest within the information technology and health care sectors.

The top positive contributors to Fund performance were Rite Aid Corp., Multimedia Games Holding Co., Inc., and Office Depot, Inc. All three companies posted significant gains over the Reporting Period. The increase in Rite Aid’s share price benefited from strong earnings performance in the fiscal third and fourth quarters of 2012, thanks to the company repositioning itself as a health and wellness center and the start of its much anticipated debt refinancing. Gaming and casinos company Multimedia Games showcased better-than-expected results in 2013’s first quarter, with strong revenue and record game sales. That trend continued with favorable quarterly results and upward revisions to earnings guidance. Office Depot was up significantly over the Reporting Period, with the majority of the movement between September 2012 and February 2013. Strong financial results for the third quarter of 2012, and a February 2013 agreement to merge with OfficeMax contributed to its price movement.

The top negative contributors to Fund performance were MagicJack VocalTec, Ltd, Coeur Mining, Inc, and Crocs, Inc. Shares of MagicJack, a technology company focused on voice-over-Internet-protocol telephone services, fell over the Reporting Period. News of product delays in late 2012, and a negative research report in January 2013, drove shares lower. Silver and gold miner Coeur Mining was also down. Poor results in the third quarter of 2012 started its downtrend. Crocs’ decline over the Reporting Period was due to declining consumer demand in 2012’s third quarter and disappointing earnings in 2013’s second quarter.

The Fund only used index futures to equitize cash, which did not have a material impact on the Fund’s performance.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Enhanced Small Cap Fund	31

SSgA

Enhanced Small Cap Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$1,113.30	$1,021.42
Expenses Paid During Period*	$4.00	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

32	Enhanced Small Cap Fund

SSgA

Enhanced Small Cap Fund

Schedule of Investments — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 100.2%
Consumer Discretionary - 14.1%
1-800-FLOWERS.COM, Inc. (Class A) (a)	11,157	60,694
Aeropostale, Inc. (a)	940	7,642
American Public Education, Inc. (a)	86	3,442
Arctic Cat, Inc.	1,853	99,469
Ascent Media Corp. (Class A) (a)	1,718	126,857
Big 5 Sporting Goods Corp.	2,237	37,425
Biglari Holdings, Inc. (a)	7	2,922
Blue Nile, Inc. (a)	83	3,003
Bob Evans Farms, Inc.	72	3,530
Brown Shoe Co., Inc.	3,301	74,008
CEC Entertainment, Inc.	598	24,201
Christopher & Banks Corp. (a)	1,474	8,166
Cooper Tire & Rubber Co.	1,929	61,593
Cracker Barrel Old Country Store, Inc.	94	9,251
Crocs, Inc. (a)	12,237	164,710
CSS Industries, Inc.	1,402	30,592
Culp, Inc.	2,233	42,784
Dana Holding Corp.	9,255	193,985
Denny’s Corp. (a)	26,414	148,447
Destination Maternity Corp.	2,348	65,204
DineEquity, Inc.	126	8,350
Einstein Noah Restaurant Group, Inc.	1,718	27,505
Entravision Communications Corp. (Class A)	7,400	38,702
Express, Inc. (a)	8,576	180,010
Flexsteel Industries, Inc.	200	4,498
Gerber Scientific, Inc.	600	—
Harte-Hanks, Inc.	7,427	61,644
hhgregg, Inc. (a)	252	4,564
Hillenbrand, Inc.	4,696	116,273
HSN, Inc.	2,013	108,420
Iconix Brand Group, Inc. (a)	1,618	53,103
Interval Leisure Group, Inc.	3,385	73,116
Jack in the Box, Inc. (a)	2,300	90,827
JAKKS Pacific, Inc.	2	10
Journal Communications, Inc. (Class A) (a)	3,418	24,575
K12, Inc. (a)	2,907	105,553
KB Home	332	5,322
Kirkland’s, Inc. (a)	198	3,863
Krispy Kreme Doughnuts, Inc. (a)	3,522	69,454
La-Z-Boy, Inc.	6,723	142,931
Leapfrog Enterprises, Inc. (a)	5,397	51,919
Libbey, Inc. (a)	436	10,342
Lifetime Brands, Inc.	319	4,412
LIN Media LLC (Class A) (a)	2,220	37,296

	Principal Amount ($) or Shares	Market Value $
Live Nation Entertainment, Inc. (a)	573	9,661
Lumber Liquidators Holdings, Inc. (a)	100	9,942
Multimedia Games Holding Co., Inc. (a)	4,307	169,007
NACCO Industries, Inc. (Class A)	1,962	109,048
National CineMedia, Inc.	262	4,711
New York & Co., Inc. (a)	1,330	6,517
Nexstar Broadcasting Group, Inc. (Class A)	738	24,775
Office Depot, Inc. (a)	6,137	25,714
Orbitz Worldwide, Inc. (a)	3,039	28,901
Outerwall, Inc. (a)	51	3,171
Papa John’s International, Inc. (a)	1,178	80,257
Perry Ellis International, Inc.	300	5,496
Pier 1 Imports, Inc.	7,470	163,742
Pool Corp.	100	5,209
Red Robin Gourmet Burgers, Inc. (a)	87	5,643
Rent-A-Center, Inc.	4,137	155,179
RG Barry Corp.	203	3,234
rue21, Inc. (a)	148	6,046
Ruth’s Hospitality Group, Inc.	3,846	45,460
Select Comfort Corp. (a)	160	3,952
Sinclair Broadcast Group, Inc. (Class A)	2,584	61,809
Sonic Corp. (a)	3,381	53,961
Stage Stores, Inc.	705	13,134
Standard Motor Products, Inc.	3,048	93,452
Stein Mart, Inc.	500	6,075
Steiner Leisure, Ltd. (a)	100	5,572
Stoneridge, Inc. (a)	2,600	32,344
Tenneco, Inc. (a)	64	2,952
Texas Roadhouse, Inc.	870	21,619
The Cato Corp. (Class A)	343	8,630
The Cheesecake Factory, Inc.	77	3,216
The Children’s Place Retail Stores, Inc. (a)	59	3,138
The E.W. Scripps Co. (Class A) (a)	3,711	56,444
The Finish Line, Inc. (Class A)	159	3,333
The Jones Group, Inc.	1,769	26,057
The Men’s Wearhouse, Inc.	87	3,275
The Wet Seal, Inc. (Class A) (a)	31,569	115,227
Tower International, Inc. (a)	2,896	59,310
Town Sports International Holdings, Inc.	10,716	124,413
Unifi, Inc. (a)	700	15,855
Universal Electronics, Inc. (a)	700	21,112
Vail Resorts, Inc.	47	3,196
Valassis Communications, Inc.	5,698	156,980
Zagg, Inc. (a)	464	2,065

		4,149,448

Enhanced Small Cap Fund	33

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Consumer Staples - 3.6%
B&G Foods, Inc.	98	3,319
Cal-Maine Foods, Inc.	501	22,861
Darling International, Inc. (a)	5,805	117,435
Fresh Del Monte Produce, Inc.	4,241	122,395
Inter Parfums, Inc.	300	7,971
Inventure Foods, Inc. (a)	2,303	20,773
J&J Snack Foods Corp.	101	7,769
John B Sanfilippo & Son, Inc.	1,711	37,043
Lancaster Colony Corp.	39	2,877
Medifast, Inc. (a)	3,102	77,116
Nutraceutical International Corp.	3,255	73,400
Oil-Dri Corp. of America	100	3,101
Omega Protein Corp. (a)	400	3,580
Pilgrim’s Pride Corp. (a)	265	4,062
Post Holdings, Inc. (a)	1,505	64,264
Revlon, Inc. (Class A) (a)	1,215	27,192
Rite Aid Corp. (a)	54,217	187,591
Roundy’s, Inc.	334	2,819
Sanderson Farms, Inc.	245	16,043
Seaboard Corp.	1	2,680
Seneca Foods Corp. (Class A) (a)	701	20,658
Spartan Stores, Inc.	220	4,523
Susser Holdings Corp. (a)	1,766	84,256
The Pantry, Inc. (a)	1,036	11,821
Tootsie Roll Industries, Inc.	195	5,848
Universal Corp.	2,270	111,275
USANA Health Sciences, Inc. (a)	76	5,772
Village Super Market, Inc. (Class A)	720	25,193

		1,073,637

Energy - 5.4%
Abraxas Petroleum Corp. (a)	2,322	5,851
Adams Resources & Energy, Inc.	200	12,162
Bristow Group, Inc.	2,250	147,825
Callon Petroleum Co. (a)	1,002	4,499
Cloud Peak Energy, Inc. (a)	2,585	40,688
Crimson Exploration, Inc. (a)	2,459	7,254
Dawson Geophysical Co. (a)	500	17,950
Delek US Holdings, Inc.	5,631	139,987
Energy XXI Bermuda, Ltd.	368	9,778
EPL Oil & Gas, Inc. (a)	5,175	175,122
Global Geophysical Services, Inc. (a)	2,703	6,811
Green Plains Renewable Energy, Inc. (a)	3,780	60,820
Helix Energy Solutions Group, Inc. (a)	6,565	164,322
ION Geophysical Corp. (a)	489	2,342
Kodiak Oil & Gas Corp. (a)	329	3,287

	Principal Amount ($) or Shares	Market Value $
Matrix Service Co. (a)	2,496	38,913
Natural Gas Services Group, Inc. (a)	200	5,484
Newpark Resources, Inc. (a)	324	3,606
Parker Drilling Co. (a)	15,189	87,185
Pioneer Energy Services Corp. (a)	5,028	33,989
Quicksilver Resources, Inc. (a)	1,961	3,275
Rentech, Inc.	20,219	39,023
REX American Resources Corp. (a)	4,089	120,789
Stone Energy Corp. (a)	5,359	146,837
Targa Resources Corp.	276	18,793
Tesco Corp. (a)	700	10,815
TGC Industries, Inc.	2,097	16,650
W&T Offshore, Inc.	4,481	69,231
Warren Resources, Inc. (a)	10,053	28,751
Western Refining, Inc.	5,296	155,332
Willbros Group, Inc. (a)	306	2,788

		1,580,159

Financials - 22.2%
1st Source Corp.	1,154	29,727
AG Mortgage Investment Trust, Inc. (b)	3,536	62,092
American Assets Trust, Inc. (b)	1,462	43,290
American Capital Mortgage Investment Corp. (b)	572	11,463
American Realty Capital Properties, Inc. (b)	219	2,937
Anworth Mortgage Asset Corp. (b)	14,745	65,320
Apollo Commercial Real Estate Finance, Inc. (b)	6,916	103,878
Apollo Investment Corp.	17,722	139,827
Apollo Residential Mortgage, Inc. (b)	3,592	54,634
Ares Commercial Real Estate Corp. (b)	100	1,277
Argo Group International Holdings, Ltd.	2,069	84,498
ARMOUR Residential REIT, Inc. (b)	17,900	74,822
Ashford Hospitality Trust, Inc. (b)	275	3,171
Bancfirst Corp.	58	2,963
Banco Latinoamericano de Comercio Exterior SA	3,219	77,514
Bancorp, Inc. (a)	531	8,395
Banner Corp.	1,190	40,769
BBCN Bancorp, Inc.	5,045	67,401
Berkshire Hills Bancorp, Inc.	719	17,867
BlackRock Kelso Capital Corp.	477	4,675
BNC Bancorp	240	3,125
Capital Bank Financial Corp. (a)	2,322	45,860

34	Enhanced Small Cap Fund

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Capitol Federal Financial, Inc.	9,204	112,657
Capstead Mortgage Corp. (b)	13,853	162,634
Cardinal Financial Corp.	184	3,025
Cash America International, Inc.	144	6,160
Cathay General Bancorp	1,946	42,851
Chatham Lodging Trust (b)	200	3,620
Chemical Financial Corp.	291	7,927
Clifton Savings Bancorp, Inc.	253	3,049
CNO Financial Group, Inc.	11,615	157,848
Colony Financial, Inc. (b)	6,635	131,174
Community Trust Bancorp, Inc.	78	2,942
CommunityOne Bancorp (a)	1,417	12,030
Cousins Properties, Inc. (b)	6,710	66,630
Credit Acceptance Corp. (a)	950	102,172
CubeSmart (b)	194	3,230
CyrusOne, Inc. (b)	318	6,061
CYS Investments, Inc. (b)	1,100	8,448
DiamondRock Hospitality Co. (b)	246	2,384
Education Realty Trust, Inc. (b)	338	2,903
Ellington Residential Mortgage REIT (b)	8,645	130,885
EverBank Financial Corp.	191	2,685
Ezcorp, Inc. (Class A) (a)	169	2,870
F.N.B. Corp.	5,375	64,876
FBL Financial Group, Inc. (Class A)	500	22,040
FBR & Co. (a)	1,275	34,196
FelCor Lodging Trust, Inc. (a)(b)	22,988	126,664
Fifth Street Finance Corp.	410	4,248
Financial Institutions, Inc.	153	2,837
First American Financial Corp.	1,512	31,601
First Bancorp	638	8,970
First Commonwealth Financial Corp.	10,432	76,467
First Community Bancshares, Inc.	1,061	15,968
First Financial Corp.	96	2,920
First Financial Holdings, Inc.	661	35,582
First Merchants Corp.	1,000	17,080
First Midwest Bancorp, Inc.	9,478	142,454
First NBC Bank Holding Co. (a)	718	16,880
First Potomac Realty Trust (b)	408	5,076
First Security Group, Inc. (a)	4,262	9,632
FirstMerit Corp.	2,722	57,598
Flushing Financial Corp.	1,375	24,613
GFI Group, Inc.	9,963	39,952
Gladstone Capital Corp.	1,112	9,096
Glimcher Realty Trust (b)	1,717	16,998
Golub Capital BDC, Inc.	356	6,152
Gramercy Property Trust, Inc. (a)(b)	2,638	10,789
Hanmi Financial Corp.	539	8,802
Heritage Financial Corp.	559	8,452
Heritage Oaks Bancorp (a)	485	3,031

	Principal Amount ($) or Shares	Market Value $
Hersha Hospitality Trust (b)	510	2,672
Home Loan Servicing Solutions, Ltd.	2,683	61,172
Horace Mann Educators Corp.	2,473	65,188
ICG Group, Inc. (a)	249	3,117
International Bancshares Corp.	1,708	37,439
Invesco Mortgage Capital, Inc. (b)	8,682	132,921
Investment Technology Group, Inc. (a)	8,579	145,843
JAVELIN Mortgage Investment Corp. (b)	2,141	26,698
KCAP Financial, Inc.	1,105	9,227
Kite Realty Group Trust (b)	1,100	6,347
Maiden Holdings, Ltd.	7,565	98,950
MainSource Financial Group, Inc.	2,420	34,485
Manning & Napier, Inc.	155	2,322
MB Financial, Inc.	742	20,027
MCG Capital Corp.	25,801	126,167
Meadowbrook Insurance Group, Inc.	6,830	40,843
Medley Capital Corp.	4,946	65,040
Metro Bancorp, Inc. (a)	1,190	22,634
MetroCorp Bancshares, Inc.	600	6,072
MidWestOne Financial Group, Inc.	219	5,147
Montpelier Re Holdings, Ltd.	4,895	121,641
National Bank Holdings Corp.	156	3,050
Nelnet, Inc. (Class A)	3,038	115,079
New Residential Investment Corp. (b)	1,329	8,439
New York Mortgage Trust, Inc. (b)	860	5,194
NorthStar Realty Finance Corp. (b)	11,282	98,830
Northwest Bancshares, Inc.	6,723	89,685
OceanFirst Financial Corp.	220	3,588
OFG Bancorp	7,676	131,874
Old National Bancorp	2,048	26,911
One Liberty Properties, Inc. (b)	100	2,137
Oritani Financial Corp.	1,564	24,258
Pacific Continental Corp.	500	6,285
Parkway Properties, Inc. (b)	520	8,502
PennantPark Investment Corp.	2,888	32,028
Pennsylvania Real Estate Investment Trust (b)	200	3,710
PennyMac Financial Services, Inc. (Class A) (a)	158	2,697
PennyMac Mortgage Investment Trust (b)	6,287	132,341
Peoples Bancorp, Inc.	476	9,977
PHH Corp. (a)	2,264	47,250
Platinum Underwriters Holdings, Ltd.	2,382	137,632
Portfolio Recovery Associates, Inc. (a)	51	2,705

Enhanced Small Cap Fund	35

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Preferred Bank/Los Angeles CA (a)	300	4,824
Primerica, Inc.	2,154	79,978
PrivateBancorp, Inc.	1,545	33,712
Prospect Capital Corp.	636	7,041
Provident Financial Holdings, Inc.	1,999	35,522
Provident Financial Services, Inc.	536	8,672
RAIT Financial Trust (b)	949	5,865
Ramco-Gershenson Properties Trust (b)	764	11,063
Redwood Trust, Inc. (b)	3,186	56,679
RLJ Lodging Trust (b)	4,418	101,526
Rouse Properties, Inc. (b)	313	5,803
Saul Centers, Inc. (b)	100	4,341
Silver Bay Realty Trust Corp. (b)	677	10,676
Solar Capital, Ltd.	3,661	80,359
Southwest Bancorp, Inc. (a)	2,992	43,204
StellarOne Corp.	300	6,144
Sterling Bancorp	300	3,807
Sterling Financial Corp.	153	3,703
Strategic Hotels & Resorts, Inc. (a)(b)	18,076	146,596
Suffolk Bancorp (a)	449	7,637
Summit Hotel Properties, Inc. (b)	557	5,314
Sunstone Hotel Investors, Inc. (a)(b)	10,971	131,981
Susquehanna Bancshares, Inc.	14,105	177,864
TCP Capital Corp.	2,730	42,533
THL Credit, Inc.	774	12,152
Umpqua Holdings Corp.	9,751	158,356
Union First Market Bankshares Corp.	700	14,973
Universal Health Realty Income Trust (b)	1,241	49,777
Walter Investment Management Corp. (a)	138	5,063
Washington Real Estate Investment Trust (b)	436	10,621
Webster Financial Corp.	3,822	101,130
WesBanco, Inc.	345	9,898
Western Alliance Bancorp (a)	2,893	47,358
Western Asset Mortgage Capital Corp. (b)	270	4,215
Wilshire Bancorp, Inc.	16,770	136,340
Wintrust Financial Corp.	100	3,964
WisdomTree Investments, Inc. (a)	12,283	137,570
World Acceptance Corp. (a)	1,692	144,954

		6,500,003

Health Care - 12.2%
ACADIA Pharmaceuticals, Inc. (a)	165	3,293
Acorda Therapeutics, Inc. (a)	189	6,386

	Principal Amount ($) or Shares	Market Value $
Albany Molecular Research, Inc. (a)	762	8,390
Alliance HealthCare Services, Inc. (a)	5,511	133,917
Almost Family, Inc.	154	2,906
Alnylam Pharmaceuticals, Inc. (a)	244	12,639
Amedisys, Inc. (a)	356	5,799
Anika Therapeutics, Inc. (a)	445	10,297
ArQule, Inc. (a)	3,605	10,058
ArthroCare Corp. (a)	2,784	88,169
Astex Pharmaceuticals (a)	18,391	120,461
Cambrex Corp. (a)	4,054	55,256
Cantel Medical Corp.	2,577	66,744
Celldex Therapeutics, Inc. (a)	11	239
Chemed Corp.	154	10,725
CONMED Corp.	4,863	151,191
Cornerstone Therapeutics, Inc. (a)	739	6,836
Corvel Corp. (a)	118	3,887
CryoLife, Inc.	17,151	104,107
Curis, Inc. (a)	1,677	7,345
Cynosure, Inc. (Class A) (a)	128	2,938
Cytokinetics, Inc. (a)	671	7,025
Emergent Biosolutions, Inc. (a)	7,108	124,959
Emeritus Corp. (a)	100	2,181
Endocyte, Inc. (a)	915	13,139
Enzon Pharmaceuticals, Inc.	23,439	40,315
Five Star Quality Care, Inc. (a)	2,900	15,051
Gentiva Health Services, Inc. (a)	4,095	46,970
GTX, Inc. (a)	3,130	4,851
Hanger, Inc. (a)	1,428	43,854
HealthSouth Corp. (a)	111	3,492
Invacare Corp.	1,157	17,367
Isis Pharmaceuticals, Inc. (a)	1,111	28,697
Keryx Biopharmaceuticals, Inc. (a)	1,700	14,501
Lannett Co., Inc. (a)	271	3,593
LHC Group, Inc. (a)	300	6,789
Ligand Pharmaceuticals, Inc. (Class B) (a)	277	13,321
Magellan Health Services, Inc. (a)	2,541	142,830
MedAssets, Inc. (a)	7,085	158,846
Medical Action Industries, Inc. (a)	327	1,671
MiMedx Group, Inc. (a)	2,260	13,944
Molina Healthcare, Inc. (a)	2,489	83,108
National Healthcare Corp.	63	2,907
Natus Medical, Inc. (a)	243	3,195
Neurocrine Biosciences, Inc. (a)	244	3,555
NPS Pharmaceuticals, Inc. (a)	246	6,175
NuVasive, Inc. (a)	2,649	62,304
Omnicell, Inc. (a)	3,185	69,242
Orexigen Therapeutics, Inc. (a)	3,802	26,082
Owens & Minor, Inc.	91	3,104
PAREXEL International Corp. (a)	83	3,854

36	Enhanced Small Cap Fund

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

PDL BioPharma, Inc.	20,223	160,571
PharMerica Corp. (a)	2,785	34,255
PhotoMedex, Inc. (a)	374	6,111
Progenics Pharmaceuticals, Inc. (a)	2,758	15,334
Questcor Pharmaceuticals, Inc.	2,163	144,229
Repligen Corp. (a)	3,635	35,478
RTI Biologics, Inc. (a)	8,426	28,059
Sangamo Biosciences, Inc. (a)	5,748	56,733
Santarus, Inc. (a)	5,953	134,062
Sarepta Therapeutics, Inc. (a)	669	22,833
Sciclone Pharmaceuticals, Inc. (a)	8,774	46,063
Select Medical Holdings Corp.	15,741	133,326
Spectranetics Corp. (a)	501	7,911
Spectrum Pharmaceuticals, Inc.	8,209	62,881
Stemline Therapeutics, Inc. (a)	1,969	68,226
STERIS Corp.	2,517	102,920
SurModics, Inc. (a)	3,923	77,675
Symmetry Medical, Inc. (a)	800	6,280
Synergy Pharmaceuticals, Inc. (a)	3,700	16,428
Team Health Holdings, Inc. (a)	85	3,267
TG Therapeutics, Inc. (a)	700	4,214
The Medicines Co. (a)	91	2,877
The Providence Service Corp. (a)	2,730	73,273
Thoratec Corp. (a)	4,922	175,863
Threshold Pharmaceuticals, Inc. (a)	25,473	110,808
Triple-S Management Corp. (Class B) (a)	5,031	93,828
US Physical Therapy, Inc.	98	2,698
Vanda Pharmaceuticals, Inc. (a)	594	6,789
Vascular Solutions, Inc. (a)	920	14,508
Vical, Inc. (a)	3,773	4,867
ViroPharma, Inc. (a)	2,960	89,244
WellCare Health Plans, Inc. (a)	894	56,921

		3,577,037

Industrials - 14.7%
AAON, Inc.	159	3,708
AAR Corp.	6,110	153,300
ABM Industries, Inc.	357	8,622
Actuant Corp. (Class A)	2,666	95,230
Air Transport Services Group, Inc. (a)	2,538	16,269
Aircastle, Ltd.	9,687	157,898
Alamo Group, Inc.	463	21,002
Allegiant Travel Co.	1,063	100,464
Altra Holdings, Inc.	699	17,370
American Railcar Industries, Inc.	83	2,936
Applied Industrial Technologies, Inc.	1,532	72,954
Arkansas Best Corp.	143	3,558
AT Cross Co. (Class A) (a)	398	8,485

	Principal Amount ($) or Shares	Market Value $
AZZ, Inc.	82	3,078
Barnes Group, Inc.	674	21,076
Barrett Business Services, Inc.	284	18,253
Beacon Roofing Supply, Inc. (a)	100	3,633
Brady Corp. (Class A)	3,813	125,829
Briggs & Stratton Corp.	834	15,921
Celadon Group, Inc.	1,393	25,269
Cenveo, Inc. (a)	3,984	11,155
CLARCOR, Inc.	463	24,798
Coleman Cable, Inc.	466	8,873
Columbus McKinnon Corp. (a)	1,074	22,984
Comfort Systems USA, Inc.	3,758	56,746
Consolidated Graphics, Inc. (a)	2,587	138,404
Courier Corp.	4,213	65,723
Deluxe Corp.	4,235	166,647
Dycom Industries, Inc. (a)	4,419	112,287
EMCOR Group, Inc.	3,986	149,834
EnerSys	3,570	183,070
Engility Holdings, Inc. (a)	99	3,332
Esterline Technologies Corp. (a)	159	12,130
Exponent, Inc.	92	5,992
FTI Consulting, Inc. (a)	255	8,527
Generac Holdings, Inc.	515	20,389
Gibraltar Industries, Inc. (a)	199	2,563
Gorman-Rupp Co. (The)	100	3,497
Griffon Corp.	255	2,813
H&E Equipment Services, Inc.	2,056	49,508
Heartland Express, Inc.	3,125	43,500
Herman Miller, Inc.	116	2,955
Huron Consulting Group, Inc. (a)	71	3,380
Hyster-Yale Materials Handling, Inc.	1,726	130,503
ICF International, Inc. (a)	1,704	56,045
II-VI, Inc. (a)	2,843	54,813
Insperity, Inc.	2,928	93,403
Intersections, Inc.	874	7,997
JetBlue Airways Corp. (a)	1,845	11,347
John Bean Technologies Corp.	5,123	112,245
Kadant, Inc.	3,753	116,606
Kaydon Corp.	700	19,915
Kforce, Inc.	7,707	125,393
Kimball International, Inc. (Class B)	370	3,641
Knoll, Inc.	192	2,924
L.B. Foster Co. (Class A)	1,060	44,965
Lydall, Inc. (a)	3,848	59,759
Marten Transport, Ltd.	3,012	53,282
MasTec, Inc. (a)	154	4,897
Matson, Inc.	6,084	162,017
Meritor, Inc. (a)	15,221	113,396
Michael Baker Corp.	117	4,731
Moog, Inc. (Class A) (a)	955	48,514

Enhanced Small Cap Fund	37

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Mueller Industries, Inc/TN	225	12,046
Mueller Water Products, Inc. (Class A)	3,410	25,745
MYR Group, Inc. (a)	1,597	35,006
Navigant Consulting, Inc. (a)	211	2,880
NCI Building Systems, Inc. (a)	3,400	40,732
Nortek, Inc. (a)	165	11,047
Orbital Sciences Corp. (a)	3,957	68,694
Performant Financial Corp. (a)	291	3,152
PGT, Inc. (a)	313	3,186
Pike Electric Corp.	944	10,478
Primoris Services Corp.	580	13,038
Resources Connection, Inc.	11,036	135,081
Rexnord Corp. (a)	168	3,224
RPX Corp. (a)	1,228	19,267
Saia, Inc. (a)	124	3,721
Spirit Airlines, Inc. (a)	5,358	167,009
Steelcase, Inc. (Class A)	10,908	158,384
Swift Transportation Co. (a)	575	10,327
TAL International Group, Inc. (a)	272	11,642
Taser International, Inc. (a)	12,674	147,525
Tetra Tech, Inc. (a)	2,083	47,451
The Brink’s Co.	769	19,863
TrueBlue, Inc. (a)	2,688	65,372
Tutor Perini Corp. (a)	133	2,551
US Airways Group, Inc. (a)	3,149	50,888
Viad Corp.	800	18,056
Werner Enterprises, Inc.	678	15,621
Xerium Technologies, Inc. (a)	836	9,029

		4,311,370

Information Technology - 18.8%
Actuate Corp. (a)	5,427	37,718
Acxiom Corp. (a)	6,476	161,123
Advanced Energy Industries, Inc. (a)	3,610	65,810
Aeroflex Holding Corp. (a)	1,567	11,000
Alliance Fiber Optic Products, Inc.	115	4,258
Amkor Technology, Inc. (a)	7,509	30,111
Anaren, Inc. (a)	784	19,271
Angie’s List, Inc. (a)	132	2,767
Anixter International, Inc. (a)	301	25,152
ARRIS Group, Inc. (a)	8,577	134,402
Aspen Technology, Inc. (a)	6,378	213,217
AVG Technologies NV (a)	2,968	64,317
Aviat Networks, Inc. (a)	1,118	2,840
Belden, Inc.	2,535	143,785
Benchmark Electronics, Inc. (a)	7,170	157,525
Black Box Corp.	2,596	68,976
Blucora, Inc. (a)	6,781	135,756
Brooks Automation, Inc.	617	5,430

	Principal Amount ($) or Shares	Market Value $
Cabot Microelectronics Corp. (a)	85	3,070
CACI International, Inc. (Class A) (a)	47	3,168
CalAmp Corp. (a)	184	3,016
Calix, Inc. (a)	321	4,125
CEVA, Inc. (a)	157	2,846
Checkpoint Systems, Inc. (a)	2,313	33,932
Cirrus Logic, Inc. (a)	3,713	83,542
Coherent, Inc.	1,310	73,530
CommVault Systems, Inc. (a)	555	46,526
Comtech Telecommunications Corp.	2,145	51,416
Comverse, Inc. (a)	4,910	148,527
Convergys Corp.	2,149	37,887
CSG Systems International, Inc.	1,621	38,158
CTS Corp.	500	6,960
Daktronics, Inc.	2,400	25,656
Dice Holdings, Inc. (a)	12,459	103,783
Digimarc Corp.	181	3,441
Digital River, Inc. (a)	7,389	127,682
Diodes, Inc. (a)	241	6,001
DSP Group, Inc. (a)	1,668	10,592
EarthLink, Inc.	15,758	77,529
Ebix, Inc.	172	1,956
Electro Rent Corp.	358	6,086
Electronics for Imaging, Inc. (a)	5,474	160,279
Emulex Corp. (a)	2	14
Entegris, Inc. (a)	12,097	113,712
Entropic Communications, Inc. (a)	981	4,101
ePlus, Inc.	317	16,468
Euronet Worldwide, Inc. (a)	284	9,755
Fabrinet (a)	4,591	64,090
Forrester Research, Inc.	84	2,770
Global Cash Access Holdings, Inc. (a)	15,723	121,067
GSI Group, Inc. (a)	367	3,094
Harmonic, Inc. (a)	15,494	109,543
Heartland Payment Systems, Inc.	2,427	89,678
Insight Enterprises, Inc. (a)	7,675	146,669
Integrated Silicon Solution, Inc. (a)	11,207	116,665
Internap Network Services Corp. (a)	446	3,251
IXYS Corp.	2,589	24,000
j2 Global, Inc.	56	2,757
Lattice Semiconductor Corp. (a)	1,980	9,425
Littelfuse, Inc.	40	2,951
Manhattan Associates, Inc. (a)	1,929	168,787
MAXIMUS, Inc.	457	17,142
Microsemi Corp. (a)	5,832	150,116
MKS Instruments, Inc.	973	24,374
Monotype Imaging Holdings, Inc.	4,924	126,793
Move, Inc. (a)	285	4,132
Netscout Systems, Inc. (a)	2,316	57,529

38	Enhanced Small Cap Fund

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Newport Corp. (a)	1,991	30,542
OmniVision Technologies, Inc. (a)	182	2,812
Oplink Communications, Inc. (a)	1,841	34,224
PC Connection, Inc.	3,570	53,014
Perficient, Inc. (a)	231	3,726
Pericom Semiconductor Corp. (a)	2,688	18,897
Plantronics, Inc.	2,206	95,299
Progress Software Corp. (a)	2,735	66,898
PTC, Inc. (a)	4,337	113,066
QAD, Inc. (Class A)	2,293	28,387
RF Micro Devices, Inc. (a)	16,900	83,824
Sanmina Corp. (a)	3,071	49,965
Sapient Corp. (a)	711	10,629
Silicon Graphics International Corp. (a)	4,688	69,101
Silicon Image, Inc. (a)	27,271	147,809
Spansion, Inc. (Class A) (a)	12,697	131,668
SS&C Technologies Holdings, Inc. (a)	168	5,946
support.com, Inc. (a)	672	3,454
Sykes Enterprises, Inc. (a)	2,848	48,501
Symmetricom, Inc. (a)	3,695	17,958
Synaptics, Inc. (a)	148	5,722
SYNNEX Corp. (a)	1,019	48,413
TeleNav, Inc. (a)	2,661	14,423
TeleTech Holdings, Inc. (a)	2,579	63,108
Tellabs, Inc.	18,200	40,404
TiVo, Inc. (a)	7,137	83,289
TTM Technologies, Inc. (a)	1,376	13,127
Unisys Corp. (a)	6,272	157,803
United Online, Inc.	9,585	75,242
ValueClick, Inc. (a)	7,362	155,780
Verint Systems, Inc. (a)	792	26,255
WebMD Health Corp. (a)	101	3,173
XO Group, Inc. (a)	5,387	64,428
Zix Corp. (a)	1,370	5,905

		5,504,841

Materials - 5.5%
A. Schulman, Inc.	3,201	86,299
American Pacific Corp. (a)	62	3,037
Axiall Corp.	73	2,922
Boise, Inc.	7,265	62,116
Chemtura Corp. (a)	3,986	87,373
Coeur Mining, Inc. (a)	1,192	17,213
Ferro Corp. (a)	3,000	22,050
FutureFuel Corp.	218	3,519
Graphic Packaging Holding Co. (a)	20,802	172,865
Handy & Harman, Ltd. (a)	206	4,293
Headwaters, Inc. (a)	4,689	40,138
Innospec, Inc.	3,571	146,125
Kaiser Aluminum Corp.	343	23,708

	Principal Amount ($) or Shares	Market Value $
KapStone Paper and Packaging Corp.	105	4,410
Koppers Holdings, Inc.	4,181	162,097
Landec Corp. (a)	2,062	27,218
Louisiana-Pacific Corp. (a)	401	5,999
Materion Corp.	411	12,083
Minerals Technologies, Inc.	2,366	105,050
OM Group, Inc. (a)	1,147	32,598
Omnova Solutions, Inc. (a)	13,148	101,503
P.H. Glatfelter Co.	3,281	84,059
Schweitzer-Mauduit International, Inc.	3,226	184,753
Stepan Co.	50	2,822
SunCoke Energy, Inc. (a)	8,696	136,788
Worthington Industries, Inc.	2,242	74,726

		1,605,764

Telecommunication Services - 1.1%
8x8, Inc. (a)	651	6,022
IDT Corp. (Class B)	2,242	37,262
magicJack VocalTec, Ltd. (a)	7,438	104,429
Premiere Global Services, Inc. (a)	5,303	51,333
Straight Path Communications, Inc. (Class B) (a)	221	1,136
USA Mobility, Inc.	1,963	27,718
Vonage Holdings Corp. (a)	28,902	90,174

		318,074

Utilities - 2.6%
Avista Corp.	3,614	94,940
Black Hills Corp.	212	10,180
Chesapeake Utilities Corp.	600	31,326
Cleco Corp.	1,302	58,798
El Paso Electric Co.	3,130	107,672
Genie Energy, Ltd. (Class B) (a)	1,839	15,668
IDACORP, Inc.	2,403	115,032
NorthWestern Corp.	1,137	45,673
PNM Resources, Inc.	5,697	124,821
Portland General Electric Co.	574	16,537
South Jersey Industries, Inc.	265	15,307
Southwest Gas Corp.	1,690	79,058
The Laclede Group, Inc.	639	28,455
UNS Energy Corp.	515	23,551

		767,018

Total Common Stocks (cost $23,237,347)		29,387,351

Warrants & Rights - 0.0% (c)
Consumer Discretionary - 0.0% (c)
Biglari Holdings, Inc., expires 9/16/13 (a) (cost $0)	39	1,154

Enhanced Small Cap Fund	39

SSgA

Enhanced Small Cap Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Short-Term Investment - 0.3%
SSgA Prime Money Market Fund 0.19% (d)(e) (cost $66,713)	66,713	66,713

Total Investments - 100.5% (identified cost $23,304,060)		29,455,218

Other Assets and Liabilities, Net - (0.5%)		(134,192)

Net Assets - 100.0%		29,321,026

Footnotes:

(a)	Non-income producing security.
(b)	Real Estate Investment Trust (REIT).
(c)	Less than 0.05% of net assets.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(e)	The rate shown is the annualized seven-day yield at period end.

Presentation of Portfolio Holdings — August 31, 2013

	Market Value					% of Net Assets
Categories	Level 1	Level 2		Level 3	Total
Consumer Discretionary	$4,149,448	$—	*	$—	$4,149,448	14.1
Consumer Staples	1,073,637	—		—	1,073,637	3.6
Energy	1,580,159	—		—	1,580,159	5.4
Financials	6,500,003	—		—	6,500,003	22.2
Health Care	3,577,037	—		—	3,577,037	12.2
Industrials	4,311,370	—		—	4,311,370	14.7
Information Technology	5,504,841	—		—	5,504,841	18.8
Materials	1,605,764	—		—	1,605,764	5.5
Telecommunication Services	318,074	—		—	318,074	1.1
Utilities	767,018	—		—	767,018	2.6
Warrants & Rights	1,154	—		—	1,154	0.0	**
Short-Term Investment	66,713	—		—	66,713	0.3

Total Investments	$29,455,218	$—		$—	$29,455,218	100.5

Other Assets and Liabilities, Net						(0.5)

						100.0

*	Fund held a Level 2 security that was valued at $0 at August 31, 2013.
**	Less than 0.05% of net assets.

For a description of the levels see Note 2 in the Notes to Financial Statements.

As of the year ended August 31, 2013, there were no transfers between levels. The transfers that did occur were the result of fair value pricing using significant observable inputs for Level 2 securities.

See accompanying notes which are an integral part of the financial statements.

40	Enhanced Small Cap Fund

SSgA

Emerging Markets Fund

Portfolio Management Discussion and Analysis — August 31, 2013 (Unaudited)

Objective:  The Fund seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.

Invests in:  Equity securities of foreign issuers domiciled, or having a substantial portion of their business, in countries having a developing or emerging economy or securities market.

Strategy:  The Fund invests in securities of issuers located in emerging market countries. The Fund’s management team will evaluate the countries’ economic and political climates with prospects for sustained macro and micro economic growth.

Emerging Markets Fund — Institutional Class

Period Ended 08/31/13	Total Return
1 Year	0.45%
5 Years	(0.06	)%+
10 Years	11.20	%+

Emerging Markets Fund — Select Class‡

Period Ended 08/31/13	Total Return
1 Year	0.69%
5 Years	0.16	%+
10 Years	11.38	%+

MSCI Emerging Markets Free Index (Net)#

Period Ended 08/31/13	Total Return
1 Year	0.54%
5 Years	1.88	%+
10 Years	12.17	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the Emerging Markets Fund Institutional Class and Select Class as stated in the Fees and Expenses table of the prospectus dated December 14, 2012 are 1.28% and 1.05%, respectively.

See related Notes on page 43.

Emerging Markets Fund	41

SSgA

Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2013 (Unaudited)

SSgA Emerging Markets Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers. The Fund is benchmarked to the MSCI Emerging Markets Index (the “Index”).

For the 12-month period ended August 31, 2013 (the “Reporting Period”), the total returns for the Institutional Class and Select Class of the Fund were 0.45% and 0.69%, respectively, and the total return for the Index was 0.54%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s advisor employs a proprietary quantitative model to assist in country and stock selection for the Fund. For the Reporting Period, stock selection contributed to performance relative to the Index, while country allocation detracted slightly. On the positive side, the Fund’s overall position in South Korea contributed to performance relative to the Index. The Fund’s underweight position in Indonesia also helped relative performance since it limited exposure to a market that experienced a moderate decline over the period. On the negative side, Peru and South Africa were the two largest country detractors from relative performance. Being overweight to Peru and to various positions within the country’s financial and materials sectors detracted from performance. South Africa was a large detractor in terms of both country and stock selection. Contributing to the decline in the South African market over this period was its exposure to the materials sector as well as the depreciation of its currency, the rand.

At the level of individual stocks, the top positive contributors to the Fund’s performance relative to the Index were SK Telecom Co., Ltd, Turk Hava Yollari Anonim Ortakligi, and America Movil SAB de CV ADR. SK Telecom and Turk Hava Yollari were both large overweight positions, while America Movil was a substantial underweighting. SK Telecom benefited from strong earnings and the expansion of its LTE user base. Turk Hava Yollari, the Turkish airlines, also benefitted from strong first-quarter results as well as a plan to expand its fleet. An underweight position in American Movil helped performance relative to the Index, since the stock underperformed for the period. The stock was pressured early in 2013 by the passing of new regulatory reforms affecting the Mexican telecommunication industry and the firm’s announcement of first-quarter results that were slightly below consensus estimates.

The top negative contributors to the Fund’s performance were positions in Compania de Minas Buenaventura, KGHM Polska Miedz SA, and Naspers, Ltd. Two of top three detractors were mining and materials stocks — Buenaventura and KGHM Polska Miedz — in which the Fund held overweight positions. Mining and materials firms were hurt as the prices of nearly all major metals fell in 2013. An underweight position in Naspers detracted, as the South African consumer services firm posted moderate gains over the period on the announcement of solid fiscal year results.

The use of derivatives did not have a material impact on the Fund’s performance for the Reporting Period.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

42	Emerging Markets Fund

SSgA

Emerging Markets Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2013 (Unaudited)

Notes: The following notes relate to the Growth of $10,000 graph and table on the preceding page.

*	Assumes initial investment on September 1, 2003.

#	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

+	Annualized.

‡	Performance for the Emerging Markets Select Class before its inception (March 2, 2006) is derived from the historical performance of the institutional class.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower. Investments in emerging market countries involve exposure to economic structures that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of more developed countries. Securities may be less liquid and more volatile than those in US or longer established international markets. The prospectus contains further information and details regarding these risks.

The Prospectus contains further information and details regarding these risks.

Emerging Markets Fund	43

SSgA

Emerging Markets Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Institutional Class	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$888.89	$1,018.90
Expenses Paid During Period*	$5.95	$6.36

Select Class
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$890.00	$1,020.06
Expenses Paid During Period**	$4.86	$5.19

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.
**	Expenses are equal to the Fund’s annualized expense ratio of 1.02% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

44	Emerging Markets Fund

SSgA

Emerging Markets Fund

Schedule of Investments — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 96.2%
Austria - 0.9%
Erste Group Bank AG	328,873	10,542,557

Bermuda - 1.8%
COSCO Pacific, Ltd.	3,968,000	5,833,451
Credicorp, Ltd.	122,843	14,893,485

		20,726,936

Brazil - 8.2%
Banco Bradesco SA ADR (a)	470,793	5,470,615
Banco do Brasil SA	757,705	7,319,977
BB Seguridade Participacoes SA	1,306,183	10,532,895
Cia de Bebidas das Americas ADR	251,962	8,763,238
Cia de Saneamento Basico do Estado de Sao Paulo ADR (a)	181,422	1,547,530
Cielo SA	98,300	2,406,464
Cosan SA Industria e Comercio	325,300	5,669,010
Direcional Engenharia SA	856,300	4,331,835
Ez Tec Empreendimentos e Participacoes SA	456,900	5,112,944
Gafisa SA ADR (a)(b)	673,924	1,556,764
Natura Cosmeticos SA	250,300	4,696,633
Petroleo Brasileiro SA ADR (a)	120,566	1,630,052
Petroleo Brasileiro SA ADR (Class A) (a)	496,135	7,074,885
Telefonica Brasil SA ADR	213,000	4,202,490
Vale SA ADR (a)	1,591,577	22,934,625

		93,249,957

Cayman Islands - 2.4%
ENN Energy Holdings, Ltd. (a)	1,070,000	5,312,433
Evergrande Real Estate Group, Ltd. (a)(b)	16,069,941	6,838,758
Shimao Property Holdings, Ltd.	1,451,000	3,697,459
Tencent Holdings, Ltd.	253,400	11,881,725

		27,730,375

China - 13.1%
Bank of China, Ltd. (Class H)	50,592,100	21,269,110
China Construction Bank Corp. (Class H)	40,300,169	29,519,174
China Minsheng Banking Corp., Ltd. (Class H) (a)	6,251,500	6,723,560
China National Building Material Co., Ltd. (Class H) (a)	4,080,000	3,751,446
China Petroleum & Chemical Corp. (Class H)	17,808,100	12,837,439
China Railway Construction Corp. (Class H) (a)	8,387,000	7,982,005

	Principal Amount ($) or Shares	Market Value $
Great Wall Motor Co., Ltd. (Class H) (a)	2,519,000	12,831,406
Guangzhou R&F Properties Co., Ltd. (Class H) (a)	4,158,800	6,789,702
Huaneng Power International, Inc. (Class H)	5,544,000	5,526,520
Industrial & Commercial Bank of China, Ltd. (Class H)	27,537,000	18,075,212
Inner Mongolia Yitai Coal Co., Ltd. (Class B)	1,970,426	4,078,782
PetroChina Co., Ltd. (Class H)	5,020,000	5,463,805
PICC Property & Casualty Co., Ltd. (Class H)	4,646,000	6,470,710
Sihuan Pharmaceutical Holdings Group, Ltd.	3,083,000	2,301,978
Tsingtao Brewery Co., Ltd. (Class H) (a)	300,000	2,222,595
Zhejiang Expressway Co., Ltd. (Class H)	3,150,000	2,636,357

		148,479,801

Egypt - 0.0%
Orascom Hotels & Development (b)(c)	1	—

Hong Kong - 5.5%
China Mobile, Ltd.	2,922,200	31,409,754
CNOOC, Ltd.	7,031,500	13,964,253
Fushan International Energy Group, Ltd. (a)	12,572,000	4,215,283
Guangdong Investment, Ltd. (a)	4,476,000	3,705,733
Huabao International Holdings, Ltd. (a)	5,571,000	2,478,570
Shanghai Industrial Holdings, Ltd.	978,000	3,203,477
Yuexiu Property Co., Ltd.	11,660,000	3,292,999

		62,270,069

Hungary - 0.4%
OTP Bank PLC	250,521	4,659,818

India - 4.8%
Dabur India, Ltd.	1,014,350	2,504,018
HCL Technologies, Ltd.	713,315	11,233,065
ITC, Ltd.	1,959,912	9,157,331
Lupin, Ltd.	151,106	1,820,956
Oil & Natural Gas Corp., Ltd.	582,869	2,197,999
Power Finance Corp., Ltd.	712,395	1,176,363
Reliance Industries, Ltd.	491,582	6,352,918
Rural Electrification Corp., Ltd.	1,046,305	2,673,961
Sterlite Industries India, Ltd. (c)	1,185,331	2,031,765

Emerging Markets Fund	45

SSgA

Emerging Markets Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Sun Pharmaceutical Industries, Ltd.	546,202	4,308,771
Tata Consultancy Services, Ltd.	263,072	8,095,626
Tata Motors, Ltd.	747,174	3,384,166

		54,936,939

Malaysia - 2.0%
Gamuda Bhd	2,143,500	2,916,948
IJM Corp. Bhd	1,835,700	3,090,470
Malayan Banking Bhd	2,594,800	7,899,536
Tenaga Nasional Bhd	3,071,500	8,163,237

		22,070,191

Mexico - 4.2%
America Movil SAB de CV ADR (Series L) (a)	415,062	8,010,696
Cemex SAB de CV ADR (a)(b)	795,708	8,943,758
Grupo Financiero Banorte SAB de CV (Class O)	1,297,970	8,110,734
Grupo Financiero Santander Mexico SAB de CV ADR (Class B) (a)	465,600	6,350,784
Grupo Mexico SAB de CV (Series B) (a)	909,868	2,601,374
Kimberly-Clark de Mexico SAB de CV (Class A)	3,126,400	8,859,030
OHL Mexico S.A.B. de CV (a)(b)	1,898,500	4,937,720

		47,814,096

Philippines - 1.8%
Aboitiz Power Corp.	2,783,900	2,028,627
Alliance Global Group, Inc. (b)	4,414,400	2,573,417
Bank of the Philippine Islands	1,683,828	3,473,367
DMCI Holdings, Inc.	2,751,900	2,977,112
First Philippine Holdings Corp.	823,640	1,477,381
Metropolitan Bank & Trust	2,603,351	4,757,244
Philippine Long Distance Telephone Co. ADR	23,931	1,516,029
SM Investments Corp.	138,270	2,077,150

		20,880,327

Poland - 2.8%
KGHM Polska Miedz SA	57,429	2,178,430
PGE SA	1,618,392	8,507,443
Polski Koncern Naftowy Orlen SA	181,017	2,519,749
Polskie Gornictwo Naftowe i Gazownictwo SA	1,599,852	3,059,075
Powszechny Zaklad Ubezpieczen SA	114,388	15,499,830

		31,764,527

	Principal Amount ($) or Shares	Market Value $
Russia - 8.0%
Gazprom OAO ADR	1,663,711	13,076,769
Lukoil OAO	422,156	24,362,822
Magnit OJSC GDR	316,387	17,559,479
MegaFon OAO GDR	184,684	6,242,319
MMC Norilsk Nickel OJSC ADR	295,080	3,844,892
Rosneft Oil Co. GDR	779,746	5,731,133
Sberbank	5,101,569	13,497,609
Surgutneftegas OAO	7,726,747	6,040,987

		90,356,010

South Africa - 3.4%
FirstRand, Ltd.	363,238	1,062,351
Investec, Ltd.	965,539	6,239,402
Liberty Holdings, Ltd.	216,427	2,420,766
Mondi, Ltd.	123,268	1,882,680
MTN Group, Ltd. (a)	867,974	15,858,475
Naspers, Ltd.	63,923	5,274,557
Sasol, Ltd.	131,009	6,139,578

		38,877,809

South Korea - 18.1%
Dongbu Insurance Co., Ltd.	91,823	3,896,098
Hana Financial Group, Inc.	121,515	3,831,382
Hanwha Corp.	129,740	3,810,210
Hyundai Marine & Fire Insurance Co., Ltd.	220,180	5,871,202
Hyundai Mobis	6,744	1,695,037
Hyundai Motor Co.	117,115	26,270,560
Industrial Bank of Korea	613,490	6,245,157
Jahwa Electronics Co., Ltd.	153,480	2,827,500
KCC Corp.	9,805	3,696,584
Kia Motors Corp.	303,454	18,370,442
KT&G Corp.	144,320	9,438,883
Partron Co., Ltd.	145,308	2,382,420
POSCO	27,442	7,972,654
Samsung Electronics Co., Ltd.	48,864	60,218,866
Samsung Heavy Industries Co., Ltd.	229,000	8,148,732
SK Holdings Co., Ltd.	82,516	13,900,718
SK Innovation Co., Ltd.	28,063	3,539,318
SK Telecom Co., Ltd.	61,455	12,262,765
Woori Finance Holdings Co., Ltd.	1,098,780	10,987,305

		205,365,833

Taiwan - 11.8%
Asia Cement Corp.	4,038,127	5,046,900
Asustek Computer, Inc.	480,000	3,825,628
Chinatrust Financial Holding Co., Ltd.	15,154,171	9,545,895

46	Emerging Markets Fund

SSgA

Emerging Markets Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Chipbond Technology Corp.	2,248,000	5,025,688
Chong Hong Construction Co.	818,000	2,760,881
Far Eastern New Century Corp.	2,283,688	2,453,527
Farglory Land Development Co., Ltd.	1,304,000	2,357,480
Fubon Financial Holding Co., Ltd.	4,895,366	6,707,213
Highwealth Construction Corp.	1,261,800	2,804,047
Hon Hai Precision Industry Co., Ltd.	6,033,000	16,370,519
Inventec Corp.	2,783,000	2,264,567
Lite-On Technology Corp.	2,161,405	3,661,990
MediaTek, Inc.	570,000	6,990,593
Mega Financial Holding Co., Ltd.	4,746,742	3,624,557
Pou Chen Corp.	3,871,630	4,230,724
Powertech Technology, Inc.	6,139,000	11,221,685
Quanta Computer, Inc.	3,213,000	6,775,061
Ruentex Development Co., Ltd.	3,144,000	6,209,307
Taiwan Cement Corp.	4,407,000	5,817,190
Taiwan Mobile Co., Ltd.	966,382	3,487,753
Taiwan Semiconductor Manufacturing Co., Ltd.	5,903,782	19,827,569
TSRC Corp.	1,485,000	2,520,944

		133,529,718

Thailand - 3.5%
Advanced Info Service PCL	1,698,567	12,664,060
Bangkok Bank PCL ADR	1,369,200	7,613,756
CP ALL PCL	1,979,700	2,014,140
PTT Global Chemical PCL	1,511,600	3,240,149
PTT PCL	699,633	7,107,176
Sansiri PCL	47,031,900	3,009,808
Thai Airways International PCL	5,596,300	2,816,404
Thai Oil PCL	693,600	1,174,315

		39,639,808

Turkey - 3.2%
Emlak Konut Gayrimenkul Yatirim Ortakligi AS (d)	2,218,194	2,589,480
Eregli Demir ve Celik Fabrikalari TAS	3,238,655	3,510,694
Ford Otomotiv Sanayi AS	163,775	2,048,443
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS (Class D) (b)	5,863,287	2,875,922
TAV Havalimanlari Holding AS	385,038	2,086,901
Turk Hava Yollari Anonim Ortakligi	3,517,192	10,903,080

	Principal Amount ($) or Shares	Market Value $
Turkiye Halk Bankasi AS	426,476	2,719,406
Turkiye Is Bankasi (Class C)	2,471,921	5,795,601
Turkiye Vakiflar Bankasi Tao (Class D)	1,781,317	3,494,920

		36,024,447

United Kingdom - 0.3%
Old Mutual PLC	1,137,623	3,190,985

Total Common Stocks (cost $830,830,049)		1,092,110,203

Preferred Stocks - 2.9%
Brazil - 1.3%
Itau Unibanco Holding SA	318,530	3,871,569
Cia Energetica de Minas Gerais	732,962	5,713,906
Cia Brasileira de Distribuicao Grupo Pao de Acucar	131,099	5,369,347

		14,954,822

Russia - 0.7%
AK Transneft OAO	3,331	7,641,497

South Korea - 0.9%
Samsung Electronics Co., Ltd.	12,591	10,423,971

Total Preferred Stocks (cost $21,548,426)		33,020,290

Short-Term Investments - 6.4%
United States - 6.4%
SSgA Prime Money Market Fund 0.19 (e)(f)	4,394,439	4,394,439
State Street Navigator Securities Lending Prime Portfolio (e)(g)	67,817,030	67,817,030

Total Short-Term Investments (cost $72,211,469)		72,211,469

Total Investments - 105.5% (identified cost $924,589,944)		1,197,341,962

Other Assets and Liabilities, Net - (5.5%)		(62,106,736)

Net Assets - 100.0%		1,135,235,226

Emerging Markets Fund	47

SSgA

Emerging Markets Fund

Schedule of Investments, continued — August 31, 2013

Footnotes:

(a)	All or a portion of the shares of this security are on loan.
(b)	Non-income producing security.
(c)	Security is valued at fair value as determined in good faith by the Trust in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs.
(d)	Real Estate Investment Trust (REIT).
(e)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Investments of cash collateral for securities loaned.

Abbreviations:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

PCL - Public Company Limited

PLC - Public Limited Company

Sector Exposure	% of Net Assets	Market Value $
Common Stocks
Consumer Discretionary	7.6	85,106,878
Consumer Staples	5.8	65,215,347
Energy	11.4	132,020,065
Financials	28.6	322,512,458
Health Care	0.8	8,431,705
Industrials	7.2	82,234,053
Information Technology	15.3	175,008,966
Materials	7.9	89,657,486
Telecommunication Services	8.5	95,654,341
Utilities	3.1	36,268,904
Preferred Stocks
Consumer Staples	0.5	5,369,347
Energy	0.7	7,641,497
Financials	0.3	3,871,569
Information Technology	0.9	10,423,971
Utilities	0.5	5,713,906
Short-Term Investments	6.4	72,211,469

Total Investments	105.5	1,197,341,962
Other Assets & Liabilities	(5.5)	(62,106,736)

	100.0	1,135,235,226

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
MSCI EAFE E-Mini Index Futures	220	USD	10,090,300	09/13	(218,190)
MSCI Taiwan Index Futures (Taiwan)	212	USD	5,982,640	09/13	144,427

					(73,763)

Short Positions
FTSE JSE Top 40 Africa Index Futures (South Africa)	189	ZAR	71,717,940	09/13	(285,823)
SGX CNX Nifty Index Futures (Singapore)	324	USD	3,528,360	09/13	(26,008)

					(311,831)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts*					(385,594)

*	Cash collateral balances were held in connection with futures contracts purchased (sold) by the Fund. See Note 2 in the Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

48	Emerging Markets Fund

SSgA

Emerging Markets Fund

Schedule of Investments, continued — August 31, 2013

Foreign Currency Exchange Contracts
Counterparty	Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

Barclays Bank PLC	USD	25,261,924	CLP	12,891,160,000	09/23/13	(79,730)
Barclays Bank PLC	USD	14,795,422	TWD	438,832,200	09/23/13	(126,895)
Barclays Bank PLC	RUB	387,853,100	USD	11,804,995	09/23/13	211,500
Barclays Bank PLC	TWD	182,115,500	USD	6,100,000	09/23/13	12,557
Barclays Bank PLC	TWD	178,800,000	USD	6,000,000	09/23/13	23,382
Barclays Bank PLC	TWD	179,220,000	USD	6,000,000	09/23/13	9,343
Citibank N.A.	USD	6,000,000	PEN	16,810,800	09/23/13	(37,561)
Citibank N.A.	CZK	119,360,724	USD	6,000,000	09/23/13	(129,288)
Citibank N.A.	HKD	149,833,556	USD	19,311,235	09/23/13	(12,342)
Citibank N.A.	USD	24,984,045	ZAR	252,718,616	09/23/13	(474,916)
Credit Suisse	HUF	1,353,955,530	USD	6,000,000	09/23/13	69,133
Deutsche Bank AG	USD	1,281,022	IDR	13,085,000,000	09/23/13	(86,192)
Deutsche Bank AG	USD	6,000,000	IDR	61,500,000,000	09/23/13	(384,254)
Deutsche Bank AG	USD	32,495,971	INR	1,895,490,000	09/23/13	(3,960,376)
Deutsche Bank AG	USD	12,000,000	PLN	39,882,330	09/23/13	325,486
Deutsche Bank AG	THB	435,638,000	USD	14,076,451	09/23/13	557,879
Goldman Sachs & Co.	PLN	94,470,130	USD	29,253,152	09/23/13	57,510
JPMorgan Chase Bank NA	KRW	2,447,020,000	USD	2,170,884	09/23/13	(30,776)
JPMorgan Chase Bank NA	KRW	5,329,000,000	USD	4,705,727	09/23/13	(88,940)
JPMorgan Chase Bank NA	KRW	1,495,300,000	USD	1,316,749	09/23/13	(28,619)
JPMorgan Chase Bank NA	KRW	838,855,000	USD	741,234	09/23/13	(13,509)
JPMorgan Chase Bank NA	PHP	893,739,000	USD	20,994,574	09/23/13	957,080
Royal Bank of Scotland PLC	TRY	13,870,000	USD	7,267,488	09/23/13	489,765
Royal Bank of Scotland PLC	USD	2,723,710	ZAR	27,312,000	09/23/13	(74,940)
Societe Generale	USD	7,143,004	TRY	13,870,000	09/23/13	(365,281)
UBS AG	USD	9,456,916	ZAR	95,225,000	09/23/13	(221,816)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts						(3,401,800)

Foreign Currency Abbreviations:

CLP - Chilean Peso

CZK - Czech Koruna

HKD - Hong Kong Dollar

HUF - Hungarian Forint

IDR - Indonesian Rupiah

INR - Indian Rupee

KRW - South Korean Won

PEN - Peruvian Nuevo Sol

PHP - Philippine Peso

PLN - Polish Zloty

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

See accompanying notes which are an integral part of the financial statements.

Emerging Markets Fund	49

SSgA

Emerging Markets Fund

Presentation of Portfolio Holdings — August 31, 2013

	Market Value				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$10,542,557	$—	$—	$10,542,557	0.9
Bermuda	20,726,936	—	—	20,726,936	1.8
Brazil	93,249,957	—	—	93,249,957	8.2
Cayman Islands	27,730,375	—	—	27,730,375	2.4
China	148,479,801	—	—	148,479,801	13.1
Egypt	—	— *	—	—	0.0	**
Hong Kong	62,270,069	—	—	62,270,069	5.5
Hungary	4,659,818	—	—	4,659,818	0.4
India	52,905,174	2,031,765	—	54,936,939	4.8
Malaysia	22,070,191	—	—	22,070,191	2.0
Mexico	47,814,096	—	—	47,814,096	4.2
Philippines	20,880,327	—	—	20,880,327	1.8
Poland	31,764,527	—	—	31,764,527	2.8
Russia	90,356,010	—	—	90,356,010	8.0
South Africa	38,877,809	—	—	38,877,809	3.4
South Korea	205,365,833	—	—	205,365,833	18.1
Taiwan	133,529,718	—	—	133,529,718	11.8
Thailand	39,639,808	—	—	39,639,808	3.5
Turkey	36,024,447	—	—	36,024,447	3.2
United Kingdom	3,190,985	—	—	3,190,985	0.3
Preferred Stocks	33,020,290	—	—	33,020,290	2.9
Short-Term Investments	4,394,439	67,817,030	—	72,211,469	6.4

Total Investments	1,127,493,167	69,848,795	—	1,197,341,962	105.5

Other Assets and Liabilities, Net					(5.5)

					100.0

Other Financial Instruments
Futures Contracts	(385,594)	—	—	(385,594)	(—	)**
Forward Foreign Currency Contracts	—	(3,401,800)	—	(3,401,800)	(0.3)

Total Other Financial Instruments***	$(385,594)	$(3,401,800)	$—	$(3,787,394)

*	Fund held a Level 2 security that was valued at $0 at August 31, 2013.
**	Less than 0.05% of net assets.
***	Other financial instruments reflected in the Schedule of Investments, such as futures, forwards, and swap contracts which are valued at the unrealized appreciation (depreciation) on the instruments.

For a description of the levels see Note 2 in the Notes to Financial Statements.

As of the year ended August 31, 2013, there were no transfers between levels. The transfers that did occur were the result of fair value pricing using significant observable inputs for Level 2 securities.

See accompanying notes which are an integral part of the financial statements.

50	Emerging Markets Fund

SSgA

International Stock Selection Fund

Portfolio Management Discussion and Analysis — August 31, 2013 (Unaudited)

Objective:  The Fund seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.

Invests In:  Primarily equity securities of foreign issuers.

Strategy:  The management team utilizes a proprietary bottom-up stock selection process that is based on a quantitative multi-factor model used to select the best securities within each underlying country in the MSCI EAFE Index. Portfolio construction focuses on strong risk controls relative to the benchmark, specifically controls for country and size exposures.

International Stock Selection Fund

Period Ended 08/31/13	Total Return
1 Year	19.45%
5 Years	(0.32	)%+
10 Years	7.04	%+

MSCI® EAFE® Index (Net dividend)#

Period Ended 08/31/13	Total Return
1 Year	18.66%
5 Years	1.62	%+
10 Years	7.57	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the International Stock Selection Fund Institutional Class as stated in the Fees and Expenses table of the prospectus dated December 14, 2012 is 1.21%.

International Stock Selection Fund	51

See related Notes on page 53.

SSgA

International Stock Selection Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2013 (Unaudited)

SSgA International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers. The Fund is benchmarked to the MSCI EAFE Net Dividend Index (the “Index”).

For the 12-month period ended August 31, 2013 (the “Reporting Period”), the total return for the Fund was 19.45%, and the total return for the Index was 18.66%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

During the Reporting Period, investor optimism rose, thanks in part to the eurozone’s stabilization and US economic improvement. Markets went up and down over the course of the Reporting Period, most notably coming under pressure at the close of September 2012. They rebounded in 2012’s fourth quarter, bolstered by positive political developments in the United States and Japan. These developments continued to benefit stocks in early 2013. Financials and economically sensitive sectors, such as the industrials and consumer discretionary sectors, performed well, most notably in the 2013 year-to-date period. More defensive sectors, such as utilities, underperformed. Commodities were also pressured through the first two quarters of 2013; gold and silver both fell sharply. The effects of these declines showed most clearly in the performance of the materials sector, which underperformed for the Reporting Period. However, all sectors delivered positive returns for the Reporting Period.

The Fund outperformed the Index over the Reporting Period, driven by the strength of the Fund’s longer-term and shorter-term dynamic stock selection models and its systematic investment process. The shorter-term dynamic model systematically assessed the macro-environment to determine the most desirable stock level exposures, allowing for a more agile and nimble approach that complemented our balanced longer-term model. Compared with the prior fiscal year, the Fund moved away from some of the higher-risk stocks that were beneficial in late 2011 and early 2012. The Fund’s dynamic model responded to decreased market volatility as well as an increase in stock valuations from the relatively cheap levels of the prior fiscal year. As a result, the Fund tilted toward stocks with, in our view, strong earnings growth, higher earnings quality, and reasonable valuations. This was driven by a positive correlation between our long-term and intermediate-term outlooks. Our shift paid off as slower, more stable global growth prompted investors to reward traditional fundamentals. This contrasted with the big swings in investors’ appetite for risk during most of 2012.

On an individual security level, the top positive contributors to the Fund’s performance were two financial companies: French insurer AXA SA and Japanese mega-bank Sumitomo Mitsui Financial Group Inc. AXA’s increase during the period was supported by stronger earnings numbers driven by strengths in its US-based business and the benefit of a rising interest-rate environment. Sumitomo Mitsui benefitted from an expansion of loan growth, improving margins, and positive sentiment about the Japanese market due to the Japanese government’s expansionary policies. Outside of financials, UK media company ITV PLC was also a strong contributor to Fund performance. An improving advertising environment and the potential for continued production of strong television content contributed to ITV’s strong performance during the period.

On the negative side, among top detractors to the Fund’s performance were oil exploration and production company StatoilHydro ASA and pharmaceutical company Novo Nordisk A/S. Disappointing near-term energy production and the need for higher levels of capital investment to grow production over the longer term contributed to Statoil’s underperformance. Novo Nordisk was pressured by delays in the launch of its diabetes treatment Tresiba and the potential of more competition for its current diabetes treatments.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

52	International Stock Selection Fund

SSgA

International Stock Selection Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2013 (Unaudited)

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2003.

#

The MSCI® EAFE® Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Index consists of the following 22 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

+	Annualized.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower. Investments in securities of non-US issuers and foreign currencies involve investment risks different from those of US issuers. The Prospectus contains further information The Prospectus contains further information and details regarding these risks.

International Stock Selection Fund	53

SSgA

International Stock Selection Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$1,039.90	$1,020.16
Expenses Paid During Period*	$5.14	$5.09

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

54	International Stock Selection Fund

SSgA

International Stock Selection Fund

Schedule of Investments — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 98.9%
Australia - 5.9%
Amcor, Ltd.	284,297	2,639,193
CSL, Ltd.	37,235	2,253,258
Dexus Property Group (a)	1,420,210	1,301,980
Flight Centre, Ltd. (b)	66,032	2,762,275
GPT Group (a)	496,188	1,567,795
Incitec Pivot, Ltd.	618,178	1,425,043
Shopping Centres Australasia Property Group (a)	14,321	19,884
Sonic Healthcare, Ltd.	67,735	931,443
Tatts Group, Ltd. (b)	568,687	1,624,774
Telstra Corp., Ltd.	871,387	3,800,333
Westpac Banking Corp.	119,284	3,332,637

		21,658,615

Austria - 1.3%
OMV AG	107,367	4,956,623

Belgium - 2.5%
Anheuser-Busch InBev NV	58,499	5,441,444
Delhaize Group	56,020	3,574,224

		9,015,668

Cayman Islands - 0.3%
MGM China Holdings, Ltd.	337,200	1,006,671

Denmark - 2.5%
Carlsberg A/S (Class B)	56,443	5,475,049
Novo Nordisk A/S (Class B)	22,608	3,777,179

		9,252,228

Finland - 1.3%
UPM-Kymmene Oyj (b)	411,378	4,966,679

France - 9.9%
AXA SA	365,848	7,970,877
BNP Paribas SA	48,492	3,038,801
Cie Generale des Etablissements Michelin	30,470	2,915,194
Credit Agricole SA (c)	320,606	3,239,408
EDF SA	46,297	1,297,195
L’Oreal SA	5,157	860,488
Legrand SA	55,114	2,795,289
Renault SA	41,411	2,959,844
Safran SA	21,054	1,169,110
Schneider Electric SA	20,117	1,539,424
Societe Generale SA	61,849	2,706,910
Total SA	51,400	2,847,404
Vinci SA	60,825	3,140,812

		36,480,756

	Principal Amount ($) or Shares	Market Value $
Germany - 9.8%
Allianz SE	25,113	3,597,861
BASF SE	78,501	6,861,043
Bayer AG	41,802	4,643,009
Continental AG	21,671	3,270,857
Deutsche Bank AG	108,390	4,692,989
Freenet AG (c)	71,317	1,682,000
Fresenius SE	6,923	832,996
HeidelbergCement AG	24,914	1,730,345
Merck KGaA	15,050	2,286,451
ProSiebenSat.1 Media AG	37,629	1,595,166
Siemens AG	46,570	4,929,478

		36,122,195

Hong Kong - 2.3%
Cathay Pacific Airways, Ltd.	546,000	936,469
Cheung Kong Holdings, Ltd.	271,000	3,868,707
Power Assets Holdings, Ltd.	129,500	1,116,401
Wharf Holdings, Ltd.	302,000	2,482,768

		8,404,345

Italy - 0.9%
ENI SpA	139,495	3,185,802

Japan - 23.2%
Asahi Kasei Corp.	181,000	1,334,664
Bridgestone Corp. (b)	39,000	1,282,986
Central Japan Railway Co.	31,400	3,600,998
Daicel Chemical Industries, Ltd.	318,000	2,759,444
Daihatsu Motor Co., Ltd.	54,000	1,013,617
Daiwa House Industry Co., Ltd.	212,000	3,821,765
Fuji Electric Co., Ltd.	561,000	2,074,074
FUJIFILM Holdings Corp.	250,600	5,487,498
ITOCHU Corp. (b)	210,000	2,382,645
JFE Holdings, Inc.	59,400	1,317,647
KDDI Corp.	69,400	3,318,562
Kirin Holdings Co., Ltd.	101,000	1,388,705
Konica Minolta, Inc.	310,000	2,554,260
Marubeni Corp. (b)	195,000	1,422,009
Mitsubishi Chemical Holdings Corp.	490,000	2,315,629
Mitsubishi Heavy Industries, Ltd.	334,000	1,833,539
Mitsubishi UFJ Financial Group, Inc.	975,100	5,720,401
Mizuho Financial Group, Inc.	2,010,200	4,094,719
Namco Bandai Holdings, Inc.	96,100	1,534,703
NEC Corp.	590,000	1,255,895
Nippon Telegraph & Telephone Corp.	61,700	3,138,886
Nissan Chemical Industries, Ltd.	79,700	1,095,840
ORIX Corp.	344,000	4,743,861

International Stock Selection Fund	55

SSgA

International Stock Selection Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Otsuka Holdings Co., Ltd.	47,300	1,466,909
Sekisui Chemical Co., Ltd.	148,000	1,362,652
Shimamura Co., Ltd.	5,900	603,310
Sumitomo Corp.	276,000	3,502,531
Sumitomo Mitsui Financial Group, Inc.	128,001	5,670,972
Sumitomo Rubber Industries, Ltd.	85,600	1,207,476
Suzuki Motor Corp.	36,500	785,130
Taiheiyo Cement Corp.	1,020,000	3,833,376
Toppan Printing Co., Ltd. (b)	268,000	1,973,458
Toyota Motor Corp.	38,300	2,317,075
UNY Group Holdings Co., Ltd. (b)	146,700	938,306
Yahoo Japan Corp.	4,318	2,141,739

		85,295,281

Netherlands - 2.0%
ING Groep NV (c)	282,344	3,065,509
Koninklijke Ahold NV	131,653	2,097,560
Koninklijke Philips NV	76,134	2,353,560

		7,516,629

Norway - 0.7%
StatoilHydro ASA	125,217	2,749,931

Singapore - 1.0%
DBS Group Holdings, Ltd.	167,000	2,068,517
Hutchison Port Holdings Trust	2,025,000	1,498,500

		3,567,017

Spain - 3.7%
Amadeus IT Holding SA (Class A) (b)	38,031	1,228,444
Enagas SA	44,975	1,021,200
Gas Natural SDG SA	274,201	5,370,734
Iberdrola SA	490,569	2,601,222
Repsol SA	150,888	3,500,838

		13,722,438

Sweden - 2.9%
Skandinaviska Enskilda Banken AB (Class A)	381,766	3,919,994
Swedbank AB (Class A)	119,429	2,703,094
Trelleborg AB (Class B)	243,136	4,101,580

		10,724,668

Switzerland - 9.2%
Cie Financiere Richemont SA (Class A)	30,273	2,876,171
Credit Suisse Group AG (c)	107,728	3,105,234

	Principal Amount ($) or Shares	Market Value $
Givaudan SA (c)	680	915,729
Holcim, Ltd. (c)	13,597	922,834
Nestle SA	27,160	1,782,060
Novartis AG	53,545	3,904,593
OC Oerlikon Corp. AG (c)	196,217	2,435,710
Roche Holding AG	52,142	13,006,780
Swiss Life Holding AG (c)	10,480	1,963,205
Swiss Re AG (c)	38,509	2,955,067

		33,867,383

United Kingdom - 19.5%
ARM Holdings PLC	219,783	2,980,231
AstraZeneca PLC	56,379	2,776,637
Aviva PLC	321,115	1,924,841
Barclays PLC	994,378	4,366,390
BP PLC	156,443	1,081,766
British American Tobacco PLC	59,487	3,000,688
BT Group PLC	1,611,740	8,125,064
Capita PLC	83,351	1,231,627
HSBC Holdings PLC	606,605	6,354,779
IMI PLC	99,853	2,220,551
ITV PLC	1,292,435	3,296,752
Kingfisher PLC	355,708	2,122,277
Legal & General Group PLC	1,409,459	4,080,159
Next PLC	12,925	980,262
Royal Dutch Shell PLC (Class A)	227,324	7,353,931
Royal Dutch Shell PLC (Class B)	152,980	5,151,600
Tate & Lyle PLC	546,463	6,817,174
Unilever PLC	78,736	3,000,403
Vodafone Group PLC	1,527,324	4,881,720

		71,746,852

Total Common Stocks (cost $308,036,526)		364,239,781

Preferred Stock - 0.6%
Germany - 0.6%
Henkel AG & Co. KGaA (cost $1,807,466)	21,203	2,054,082

Warrants & Rights - 0.0% (d)
Hong Kong - 0.0% (d)
New Hotel, expires 12/31/13 (c) (e) (cost $0)	7,525	—

Short-Term Investments - 2.8%
United States - 2.8%
SSgA Prime Money Market Fund 0.19 (f) (g)	1,033,154	1,033,154

56	International Stock Selection Fund

SSgA

International Stock Selection Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

State Street Navigator Securities Lending Prime Portfolio (f) (h)	9,152,529	9,152,529

Total Short-Term Investments (cost $10,185,683)		10,185,683

Total Investments - 102.3% (identified cost $320,029,675)		376,479,546

Other Assets and Liabilities, Net - (2.3%)		(8,388,611)

Net Assets - 100.0%		368,090,935

Footnotes:

(a)	Real Estate Investment Trust (REIT).
(b)	All or a portion of the shares of this security are on loan.
(c)	Non-income producing security.
(d)	Less than 0.05% of net assets.
(e)	Security is valued at fair value as determined in good faith by the Trust in accordance with procedures approved by the Board of Trustees. Security value is determined based on Level 2 inputs.
(f)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Investments of cash collateral for securities loaned.

Abbreviations:

PLC - Public Limited Company

Sector Exposure	% of Net Assets	Market Value $
Common Stocks
Consumer Discretionary	9.7	35,517,192
Consumer Staples	9.5	34,376,101
Energy	8.3	30,827,895
Financials	26.6	98,379,124
Health Care	9.8	35,879,255
Industrials	12.3	45,141,364
Information Technology	4.2	15,648,067
Materials	8.7	32,117,466
Telecommunication Services	6.7	24,946,565
Utilities	3.1	11,406,752
Preferred Stocks
Consumer Staples	0.6	2,054,082
Short-Term Investments	2.8	10,185,683

Total Investments	102.3	376,479,546
Other Assets & Liabilities	(2.3)	(8,388,611)

	100.0	368,090,935

See accompanying notes which are an integral part of the financial statements.

International Stock Selection Fund	57

SSgA

International Stock Selection Fund

Presentation of Portfolio Holdings — August 31, 2013

	Market Value					% of Net Assets
Categories	Level 1	Level 2		Level 3	Total
Australia	$21,658,615	$—		$—	$21,658,615	5.9
Austria	4,956,623	—		—	4,956,623	1.3
Belgium	9,015,668	—		—	9,015,668	2.5
Cayman Islands	1,006,671	—		—	1,006,671	0.3
Denmark	9,252,228	—		—	9,252,228	2.5
Finland	4,966,679	—		—	4,966,679	1.3
France	36,480,756	—		—	36,480,756	9.9
Germany	36,122,195	—		—	36,122,195	9.8
Hong Kong	8,404,345	—		—	8,404,345	2.3
Italy	3,185,802	—		—	3,185,802	0.9
Japan	85,295,281	—		—	85,295,281	23.2
Netherlands	7,516,629	—		—	7,516,629	2.0
Norway	2,749,931	—		—	2,749,931	0.7
Singapore	3,567,017	—		—	3,567,017	1.0
Spain	13,722,438	—		—	13,722,438	3.7
Sweden	10,724,668	—		—	10,724,668	2.9
Switzerland	33,867,383	—		—	33,867,383	9.2
United Kingdom	71,746,852	—		—	71,746,852	19.5
Preferred Stocks	2,054,082	—		—	2,054,082	0.6
Warrants & Rights	—	—	*	—	—	0.0	**
Short-Term Investments	1,033,154	9,152,529		—	10,185,683	2.8

Total Investments	$367,327,017	$9,152,529		$—	$376,479,546	102.3

Other Assets and Liabilities, Net						(2.3)

						100.0

*	Fund held a Level 2 security that was valued at $0 at August 31, 2013.
**	Less than 0.05% of net assets.

For a description of the levels see Note 2 in the Notes to Financial Statements.

As of the year ended August 31, 2013, there were no transfers between levels. The transfers that did occur were the result of fair value pricing using significant observable inputs for Level 2 securities.

See accompanying notes which are an integral part of the financial statements.

58	International Stock Selection Fund

SSgA

High Yield Bond Fund

Portfolio Management Discussion and Analysis — August 31, 2013 (Unaudited)

Objective:  The Fund seeks to maximize total return by investing primarily in fixed-income securities, including but not limited to those represented by the Barclays Capital U.S. Corporate High Yield Index.

Invests in:  Primarily domestic, non-investment grade debt securities.

Strategy:  Fund Managers make investment decisions that enable the Fund’s performance to seek excess returns over Barclays Capital U.S. High-Yield 2% Issuer Capped Index.

High Yield Bond Fund

Period Ended 08/31/13	Total Return
1 Year	6.85%
5 Years	10.49	%+
10 Years	7.97	%+

Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index#

Period Ended 08/31/13	Total Return
1 Year	7.56%
5 Years	11.49	%+
10 Years	9.03	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund share. The gross expense ratio for the High Yield Bond Fund as stated in the Fees and Expenses table of the prospectus dated December 14, 2012 is 0.90%.

See related Notes on following page.

High Yield Bond Fund	59

SSgA

High Yield Bond Fund

Portfolio Management Discussion and Analysis, continued — August 31, 2013 (Unaudited)

SSgA High Yield Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in fixed-income securities, including, but not limited to, those represented by the Barclays U.S. High-Yield 2% Issuer Capped Bond Index (the “Index”).

For the 12-month period ended August 31, 2013 (the “Reporting Period”), the total return for the Fund was 6.85%, and the total return for the Index was 7.56%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

Absent June and August, the Fund operated in a “risk on” environment, meaning that investors favored investments perceived as riskier. As a result, the sectors most exposed to lower credit quality increased the most in value. Investors moved out of US Treasuries and other “safe-haven” assets into higher-yielding securities as a result of the unprecedented easing policies by central banks across the globe attempting to stimulate their economies. In the third quarter of 2012, both the US Federal Reserve (the “Fed”) and the European Central Bank announced bond-buying programs. Later, the Bank of Japan joined with its own asset purchase program. With the expectation that the central bank actions would keep benchmark rates low for the foreseeable future, investors sought out additional yield in investment grade and high yield corporate bonds.

Credit markets rallied steadily for most of the Reporting Period. However, a shift in investor sentiment cooled the rally after the markets reached highs in late May. Improving economic data in the United States and statements by Fed officials forced investors to envision an environment where the Fed would need to taper its current asset purchases. As a result, credit markets gave up some of their earlier gains. However, the earlier rally meant this had relatively little impact on the high yield sector’s return for the Reporting Period. The total return for this sector was a standout among fixed-income sectors for the Reporting Period. The Index significantly outperformed US Treasuries of similar duration.

For the Reporting Period, the Fund underperformed the Index. Much of the underperformance resulted from the fees and expenses of managing the Fund, but also came from the Fund’s security selection in the banking, finance, and energy sectors. On the other hand, the Fund’s security selection in capital goods and consumer cyclicals aided the performance of the Fund relative to the Index. Also driving positive Fund performance relative to the Index was our relatively higher allocation to securities rated CCC and B and our lower allocation to securities rated BB.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2003.

#	The Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index is an issuer-constrained version of the U.S. Corporate High-Yield Index that covers the USD-denominated non-investment grade, fixed-rate, taxable corporate bonds. The U.S. High-Yield 2% Issuer Capped Index follows the same index construction rules as the uncapped index but limits issuer the exposure of each issuer to 2% of the total market value and redistributes the excess market value index-side on a pro-rata basis.

+	Annualized.

Bond funds contain interest rate risk (as interest rates rise bond prices fall); the risk of issues default; and inflation risk.

60	High Yield Bond Fund

SSgA

High Yield Bond Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$1,001.60	$1,021.42
Expenses Paid During Period*	$3.78	$3.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.75% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

High Yield Bond Fund	61

SSgA

High Yield Bond Fund

Schedule of Investments — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 95.9%
Corporate Bonds and Notes - 84.8%
ACE Cash Express, Inc. 11.000%, due 02/01/19 (a)	300,000	285,750
Ahern Rentals, Inc. 9.500%, due 06/15/18 (a)	350,000	358,750
Alere, Inc. 6.500%, due 06/15/20 (a)	400,000	399,000
Alliance One International, Inc. 9.875%, due 07/15/21 (a)	550,000	503,250
Allison Transmission, Inc. 7.125%, due 05/15/19 (a)	350,000	368,375
Antero Resources Finance Corp. 6.000%, due 12/01/20	615,000	613,462
ArcelorMittal 10.350%, due 06/01/19	1,350,000	1,599,750
Ashtead Capital, Inc. 6.500%, due 07/15/22 (a)	525,000	555,187
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp. 6.625%, due 10/01/20 (a)	550,000	552,750
Audatex North America, Inc. 6.000%, due 06/15/21 (a)	176,000	178,200
Bank of America Corp. Series U 5.200%, due 12/31/49 (b)(c)	500,000	443,750
BC Mountain LLC/BC Mountain Finance, Inc. 7.000%, due 02/01/21 (a)	550,000	563,750
BI-LO LLC/BI-LO Finance Corp. 9.250%, due 02/15/19 (a)	550,000	599,500
Biomet, Inc. 6.500%, due 08/01/20	398,000	407,950
BMC Software Finance, Inc. 8.125%, due 07/15/21 (a)	465,000	470,813
BOE Intermediate Holding Corp. PIK 9.000%, due 11/01/17 (a)	500,000	510,000
BOE Merger Corp. PIK 9.500%, due 11/01/17 (a)	550,000	583,000
Burlington Coat Factory Warehouse Corp. 10.000%, due 02/15/19	250,000	278,750
Burlington Holdings LLC/Burlington Holding Finance, Inc. PIK 9.000%, due 02/15/18 (a)	600,000	613,500
Cablevision Systems Corp. 5.875%, due 09/15/22	550,000	525,250
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.625%, due 08/01/20	475,000	521,906

	Principal Amount ($) or Shares	Market Value $
Capella Healthcare, Inc. 9.250%, due 07/01/17	200,000	213,250
Case New Holland, Inc. 7.875%, due 12/01/17	400,000	460,000
CCO Holdings LLC / CCO Holdings Capital Corp. 7.250%, due 10/30/17	750,000	795,000
CenturyLink, Inc. Series V 5.625%, due 04/01/20	341,000	334,180
Cequel Communications Escrow 1 LLC/Cequel Communications Escrow Capital Corp. 6.375%, due 09/15/20 (a)	550,000	548,625
Chaparral Energy, Inc. 9.875%, due 10/01/20	250,000	280,000
8.250%, due 09/01/21	125,000	130,313
Chesapeake Energy Corp. 5.375%, due 06/15/21	787,000	781,097
CHS/Community Health Systems, Inc. 5.125%, due 08/15/18	—	—
8.000%, due 11/15/19	500,000	525,000
CIT Group, Inc. 5.000%, due 05/15/17	550,000	570,625
5.250%, due 03/15/18	500,000	516,250
Citigroup, Inc. Series D 5.350%, due 04/29/49 (b)(c)	850,000	754,375
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, due 01/15/16	675,000	712,969
Claire’s Stores, Inc. 6.125%, due 03/15/20 (a)	882,000	877,590
Clear Channel Communications, Inc. 5.500%, due 09/15/14	250,000	243,125
Clear Channel Worldwide Holdings, Inc. Series A 7.625%, due 03/15/20	125,000	124,063
Series B 7.625%, due 03/15/20	625,000	626,562
CNH Capital LLC 6.250%, due 11/01/16	350,000	381,500
Continental Resources, Inc. 5.000%, due 09/15/22	550,000	555,500
4.500%, due 04/15/23	160,000	157,200
Continental Rubber of America Corp. 4.500%, due 09/15/19 (a)	153,000	154,607

62	High Yield Bond Fund

SSgA

High Yield Bond Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

CVR Refining LLC/Coffeyville Finance, Inc. 6.500%, due 11/01/22 (a)	550,000	528,000
CyrusOne LP/CyrusOne Finance Corp. 6.375%, due 11/15/22	550,000	552,750
DAE Aviation Holdings, Inc. 11.250%, due 08/01/15 (a)	185,000	185,463
DaVita HealthCare Partners, Inc. 5.750%, due 08/15/22	351,500	347,985
Delphi Corp. 6.125%, due 05/15/21	300,000	327,750
Delta Air Lines 2007-1 Class C Pass Through Trust 8.954%, due 08/10/14	185,508	190,146
Deluxe Corp. 7.000%, due 03/15/19	300,000	318,750
DISH DBS Corp. 5.125%, due 05/01/20	500,000	483,750
5.000%, due 03/15/23	291,000	268,448
DJO Finance LLC/DJO Finance Corp. 8.750%, due 03/15/18	750,000	811,875
Dynacast International LLC/Dynacast Finance, Inc. 9.250%, due 07/15/19	375,000	408,750
EnergySolutions, Inc./EnergySolutions LLC 10.750%, due 08/15/18	375,000	405,000
EP Energy LLC/EP Energy Finance, Inc. 9.375%, due 05/01/20	313,000	344,300
EP Energy LLC/Everest Acquisition Finance, Inc. 7.750%, due 09/01/22	275,000	294,250
EPE Holdings LLC/EP Energy Bond Co., Inc. PIK 8.125%, due 12/15/17 (a)	1,042,895	1,063,753
Felcor Lodging LP 6.750%, due 06/01/19	505,000	528,987
5.625%, due 03/01/23	331,000	307,830
FGI Operating Co. LLC/FGI Finance, Inc. 7.875%, due 05/01/20 (a)	500,000	513,750
First Data Corp. 11.250%, due 03/31/16	198,000	197,505
6.750%, due 11/01/20 (a)	575,000	587,937
11.250%, due 01/15/21 (a)	525,000	538,125
Flexi-Van Leasing, Inc. 7.875%, due 08/15/18 (a)	350,000	355,250
FMG Resources August 2006 Pty Ltd. 6.875%, due 04/01/22 (a)	500,000	495,000

	Principal Amount ($) or Shares	Market Value $
Freescale Semiconductor, Inc. Series 1 9.250%, due 04/15/18 (a)	350,000	378,000
Fresenius Medical Care US Finance, Inc. 6.875%, due 07/15/17	130,000	144,300
6.500%, due 09/15/18 (a)	325,000	354,250
Frontier Communications Corp. 9.250%, due 07/01/21	250,000	283,750
7.125%, due 01/15/23	550,000	534,875
General Motors Financial Co., Inc. 3.250%, due 05/15/18 (a)	175,000	168,000
6.750%, due 06/01/18	275,000	306,281
Genworth Financial, Inc. 6.150%, due 11/15/66 (c)	400,000	348,000
GWR Operating Partnership LLP 10.875%, due 04/01/17	200,000	222,600
GXS Worldwide, Inc. 9.750%, due 06/15/15	275,000	282,906
Halcon Resources Corp. 8.875%, due 05/15/21	830,000	832,075
Hawk Acquisition Sub, Inc. 4.250%, due 10/15/20 (a)	50,000	47,250
HCA, Inc. 6.500%, due 02/15/20	1,350,000	1,449,562
HD Supply, Inc. 7.500%, due 07/15/20 (a)	500,000	522,500
Healthcare Technology Intermediate, Inc. PIK 7.375%, due 09/01/18 (a)	371,000	376,565
Hexion US Finance Corp. 6.625%, due 04/15/20	250,000	246,875
6.625%, due 04/15/20 (a)	311,000	307,113
Interline Brands, Inc. PIK 10.000%, due 11/15/18	500,000	538,750
International Lease Finance Corp. 6.250%, due 05/15/19	275,000	283,250
8.250%, due 12/15/20	350,000	389,375
iPayment, Inc. 10.250%, due 05/15/18	325,000	242,125
j2 Global, Inc. 8.000%, due 08/01/20	500,000	538,750
Jefferies Finance LLC/JFIN Co-Issuer Corp. 7.375%, due 04/01/20 (a)	473,000	468,270
Legacy Reserves LP/Legacy Reserves Finance Corp. 6.625%, due 12/01/21 (a)	400,000	380,000
Level 3 Communications, Inc. 8.875%, due 06/01/19	250,000	266,875
Level 3 Financing, Inc. 8.625%, due 07/15/20	250,000	267,500

High Yield Bond Fund	63

SSgA

High Yield Bond Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Linn Energy LLC/Linn Energy Finance Corp. 6.250%, due 11/01/19 (a)	250,000	230,000
Magnachip Semiconductor Corp. 6.625%, due 07/15/21 (a)	450,000	436,500
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
6.250%, due 06/15/22	406,000	424,270
4.500%, due 07/15/23	286,000	260,260
McClatchy Co. (The) 9.000%, due 12/15/22	505,000	532,775
Mcron Finance Sub LLC/Mcron Finance Corp. 8.375%, due 05/15/19 (a)	500,000	537,500
Memorial Production Partners LP/Memorial Production Finance Corp. 7.625%, due 05/01/21	334,000	322,310
MetroPCS Wireless, Inc. 6.250%, due 04/01/21 (a)	365,000	364,088
MGM Resorts International 6.750%, due 10/01/20	550,000	561,000
6.625%, due 12/15/21	655,000	664,825
Michael Foods Group, Inc. 9.750%, due 07/15/18	250,000	274,375
Michaels FinCo Holdings LLC/Michaels FinCo, Inc. PIK 7.500%, due 08/01/18 (a)	484,000	484,000
Monitronics International, Inc. 9.125%, due 04/01/20	500,000	517,500
Murray Energy Corp. 8.625%, due 06/15/21 (a)	500,000	497,500
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp. 5.000%, due 08/01/18 (a)	375,000	379,688
NES Rentals Holdings, Inc. 7.875%, due 05/01/18 (a)	325,000	333,125
Neuberger Berman Group LLC/Neuberger Berman Finance Corp. 5.875%, due 03/15/22 (a)	550,000	563,750
Newfield Exploration Co. 5.750%, due 01/30/22	650,000	646,750
Northern Tier Energy LLC/Northern Tier Finance Corp. 7.125%, due 11/15/20 (a)	550,000	544,500
NRG Energy, Inc. 7.625%, due 05/15/19	500,000	528,750
Nuveen Investments, Inc. 5.500%, due 09/15/15	375,000	371,250

	Principal Amount ($) or Shares	Market Value $
9.125%, due 10/15/17 (a)	250,000	246,250
Peabody Energy Corp. 6.000%, due 11/15/18	275,000	273,625
Pittsburgh Glass Works LLC 8.500%, due 04/15/16 (a)	550,000	567,875
PolyOne Corp. 5.250%, due 03/15/23 (a)	500,000	478,750
PQ Corp. 8.750%, due 05/01/18 (a)	550,000	577,500
Provident Funding Associates LP/PFG Finance Corp. 6.750%, due 06/15/21 (a)	233,000	235,330
Quiksilver, Inc./QS Wholesale, Inc. 7.875%, due 08/01/18 (a)	300,000	309,375
Regions Bank 7.500%, due 05/15/18	500,000	583,966
Revlon Consumer Products Corp. 5.750%, due 02/15/21 (a)	525,000	500,062
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu 9.875%, due 08/15/19	920,000	977,500
6.875%, due 02/15/21	340,000	358,700
RHP Hotel Properties LP/RHP Finance Corp. 5.000%, due 04/15/21 (a)	400,000	372,000
Rockwood Specialties Group, Inc. 4.625%, due 10/15/20	550,000	540,375
RR Donnelley & Sons Co. 7.875%, due 03/15/21	675,000	723,937
Ruby Tuesday, Inc. 7.625%, due 05/15/20	500,000	500,000
Sabre, Inc. 8.500%, due 05/15/19 (a)	500,000	538,750
Samson Investment Co. 10.250%, due 02/15/20 (a)	300,000	313,500
SandRidge Energy, Inc. 8.125%, due 10/15/22	500,000	502,500
SBA Communications Corp. 5.625%, due 10/01/19	275,000	270,875
Sealed Air Corp. 5.250%, due 04/01/23 (a)	800,000	762,000
ServiceMaster Co. 7.000%, due 08/15/20	431,000	394,365
Sinclair Television Group, Inc. 5.375%, due 04/01/21	525,000	497,437
SLM Corp. MTN 8.000%, due 03/25/20	1,000,000	1,087,500
SPL Logistics Escrow LLC/SPL Logistics Finance Corp. 8.875%, due 08/01/20 (a)	500,000	525,000

64	High Yield Bond Fund

SSgA

High Yield Bond Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Sprint Nextel Corp. 7.000%, due 03/01/20 (a)	550,000	591,250
6.000%, due 11/15/22	500,000	467,500
Steel Dynamics, Inc. 5.250%, due 04/15/23 (a)	775,000	740,125
Sun Merger Sub, Inc. 5.250%, due 08/01/18 (a)	700,000	702,625
SunGard Data Systems, Inc. 6.625%, due 11/01/19	550,000	558,250
SUPERVALU, Inc. 6.750%, due 06/01/21 (a)	500,000	479,375
Surgical Care Affiliates, Inc. 10.000%, due 07/15/17 (a)	275,000	284,625
T-Mobile USA, Inc. 5.250%, due 09/01/18 (a)	385,000	388,850
Taminco Global Chemical Corp. 9.750%, due 03/31/20 (a)	485,000	544,412
Tenet Healthcare Corp. 4.500%, due 04/01/21 (a)	375,000	345,000
Tenneco, Inc. 7.750%, due 08/15/18	250,000	268,125
Terex Corp. 6.000%, due 05/15/21	276,000	278,070
Textron Financial Corp. 6.000%, due 02/15/67 (a) (c)	350,000	308,875
The Goodyear Tire & Rubber Co. 6.500%, due 03/01/21	550,000	558,250
The Hertz Corp. 6.250%, due 10/15/22	275,000	279,813
The Sun Products Corp. 7.750%, due 03/15/21 (a)	525,000	514,500
TRAC Intermodal LLC/TRAC Intermodal Corp. 11.000%, due 08/15/19	275,000	308,000
TransDigm, Inc. 7.750%, due 12/15/18	475,000	508,250
UCI International, Inc. 8.625%, due 02/15/19	250,000	256,250
United Rentals North America, Inc. 7.375%, due 05/15/20	200,000	215,500
8.375%, due 09/15/20	250,000	273,750
6.125%, due 06/15/23	440,000	433,400
US Coatings Acquisition, Inc./Flash Dutch 2 BV 7.375%, due 05/01/21 (a)	856,000	875,260
Vanguard Natural Resources LLC/VNR Finance Corp. 7.875%, due 04/01/20	275,000	278,438
Viasystems, Inc. 7.875%, due 05/01/19 (a)	750,000	798,750

	Principal Amount ($) or Shares	Market Value $
Virgin Media Finance PLC 6.375%, due 04/15/23 (a)	525,000	521,062
WideOpenWest Finance LLC/WideOpenWest Capital Corp. 10.250%, due 07/15/19	500,000	536,250
Wolverine World Wide, Inc. 6.125%, due 10/15/20 (a)	300,000	311,250
Wyle Services Corp. 10.500%, due 04/01/18 (a)	200,000	201,500
Zayo Group LLC/Zayo Capital, Inc. 8.125%, due 01/01/20	302,000	327,670

		75,676,488

International Debt - 11.1%
Ardagh Packaging Finance PLC 9.125%, due 10/15/20 (a)	250,000	266,875
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc. 7.000%, due 11/15/20 (a)	200,000	194,500
4.875%, due 11/15/22 (a)	625,000	601,562
CEVA Group PLC 8.375%, due 12/01/17 (a)	500,000	498,750
FMG Resources August 2006 Pty Ltd. 8.250%, due 11/01/19 (a)	350,000	373,625
HBOS PLC 6.750%, due 05/21/18 (a)	500,000	546,627
INEOS Group Holdings SA 6.125%, due 08/15/18 (a)	550,000	532,125
Intelsat Luxembourg SA 7.750%, due 06/01/21 (a)	188,000	193,640
Kodiak Oil & Gas Corp. 5.500%, due 02/01/22 (a)	650,000	627,250
Lightstream Resources Ltd. 8.625%, due 02/01/20 (a)	545,000	517,750
NCL Corp., Ltd. 5.000%, due 02/15/18 (a)	620,000	612,250
Rexel SA 6.125%, due 12/15/19 (a)	500,000	510,000
Royal Bank of Scotland Group PLC Series U 7.640%, due 03/29/49 (b) (c)	500,000	445,000
Sable International Finance, Ltd. 8.750%, due 02/01/20 (a)	635,000	698,500
Schaeffler Finance BV 4.750%, due 05/15/21 (a)	438,000	411,720
Schaeffler Holding Finance BV PIK 6.875%, due 08/15/18 (a)	200,000	208,000
Seven Seas Cruises S de RL LLC 9.125%, due 05/15/19	225,000	244,125

High Yield Bond Fund	65

SSgA

High Yield Bond Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Market Value $

Silver II Borrower/Silver II US Holdings LLC 7.750%, due 12/15/20 (a)	375,000	388,125
Softbank Corp. 4.500%, due 04/15/20 (a)	506,000	478,393
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 8.750%, due 02/01/19 (a)	508,000	496,570
UPCB Finance VI Ltd. 6.875%, due 01/15/22 (a)	500,000	522,500
VPII Escrow Corp. 6.750%, due 08/15/18 (a)	500,000	529,375

		9,897,262

Total Long-Term Investments (cost $84,712,684)		85,573,750

Short-Term Investment - 0.5%
SSgA Prime Money Market Fund 0.19% (d)(e) (cost $495,506)	495,506	495,506

Total Investments - 96.4% (identified cost $85,208,190)		86,069,256

Other Assets and Liabilities, Net - 3.6%		3,187,453

Net Assets - 100.0%		89,256,709

Footnotes:

(a)	Restricted security Rule (144A) or Section 4 (2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(b)	Perpetual floating rate security.
(c)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(d)	Affiliated Fund managed by SSgA Funds Management, Inc. (Note 4).
(e)	The rate shown is the annualized seven-day yield at period end.

Abbreviations:

PIK - Pay In Kind

PLC - Public Limited Company

Presentation of Portfolio Holdings — August 31, 2013

	Market Value				% of Net Assets
Categories	Level 1	Level 2	Level 3	Total
Corporate Bonds and Notes	$—	$75,676,488	$—	$75,676,488	84.8
International Debt	—	9,897,262	—	9,897,262	11.1
Short-Term Investment	495,506	—	—	495,506	0.5

Total Investments	$495,506	$85,573,750	$—	$86,069,256	96.4

Other Assets and Liabilities, Net					3.6

					100.0

For a description of the levels see Note 2 in the Notes to Financial Statements.

There were no transfers in and out of Levels 1, 2 and 3 during the period ended August 31, 2013.

See accompanying notes which are an integral part of the financial statements.

66	High Yield Bond Fund

This page has been intentionally left blank.

SSgA Funds

Statements of Assets and Liabilities — August 31, 2013

	Dynamic Small Cap Fund	Clarion Real Estate Fund	IAM SHARES Fund

Assets
Investments, at identified cost	$27,114,223	$29,895,568	$141,013,225
Investments, at market*,**	29,449,138	42,465,291	205,999,869
Cash	—	—	—
Cash (restricted)	—	—	—
Foreign currency holdings***	—	—	—
Foreign cash collateral for futures****	—	—	—
Unrealized appreciation on foreign currency exchange contracts	—	—	—
Receivables:
Dividends and interest	18,531	19,228	477,116
Dividends from affiliated money market funds	2	—	53
Investments sold	—	297,805	—
Fund shares sold	268	15,987	1,207
Foreign taxes recoverable	—	—	141
From adviser	104,445	51,725	640
Prepaid expenses	313	924	4,152

Total assets	29,572,697	42,850,960	206,483,178

Liabilities
Payables:
Cash due to broker	—	—	—
Investments purchased	—	127,671	—
Fund shares redeemed	376	12,875	159
Accrued fees to affiliates and trustees	55,675	87,988	133,790
Other accrued expenses	22,223	50,537	60,158
Deferred tax liability	—	—	—
Daily variation margin on futures contracts	—	—	16,200
Unrealized depreciation on foreign currency exchange contracts	—	—	—
Payable upon return of securities loaned	5,985,490	2,616,284	6,293,286

Total liabilities	6,063,764	2,895,355	6,503,593

Net Assets	$23,508,933	$39,955,605	$199,979,585

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$78,032	$67,520	$814,749
Accumulated net realized gain (loss)	(19,454,094)	(10,826,318)	(22,516,135)
Unrealized appreciation (depreciation) on:
Investments (Emerging Markets Fund — net of deferred tax liability for foreign capital gains tax)	2,334,915	12,569,723	64,986,644
Futures contracts	—	—	30,407
Foreign currency-related transactions	—	—	—
Shares of beneficial interest	740	3,165	15,821
Additional paid-in-capital	40,549,340	38,141,515	156,648,099

Net Assets	$23,508,933	$39,955,605	$199,979,585

See accompanying notes which are an integral part of the financial statements.

68	Statements of Assets and Liabilities

Enhanced Small Cap Fund	Emerging Markets Fund	International Stock Selection Fund	High Yield Bond Fund

$23,304,060	$924,589,944	$320,029,675	$85,208,190
29,455,218	1,197,341,962	376,479,546	86,069,256
39	—	—	—
9,600	1,697,681	—	—
—	3,774,733	148,532	—
—	952,452	—	—
—	2,713,635	—	—

25,105	5,841,697	821,153	1,651,249
3	65	—	13
255,106	549,313	—	1,180,587
147,059	2,635,177	195,906	459,553
—	—	181,278	5,361
24,852	418,114	398,838	35,818
614	27,252	8,020	2,159

29,917,596	1,215,952,081	378,233,273	89,403,996

2,684	—	—	—
236,679	1,304,430	—	—
270,648	2,198,204	391,195	8,278
42,298	1,678,858	559,473	91,066
44,261	78,889	39,141	47,943
—	1,138,415	—	—
—	385,594	—	—
—	6,115,435	—	—
—	67,817,030	9,152,529	—

596,570	80,716,855	10,142,338	147,287

$29,321,026	$1,135,235,226	$368,090,935	$89,256,709

348,742	15,306,352	5,025,428	426,185
(1,736,465)	89,126,509	(636,332,083)	4,915,718

6,151,158	271,662,938	56,449,871	861,066
—	(385,594)	—	—
—	(3,563,518)	(4,565)	—
2,031	61,421	37,172	10,630
24,555,560	763,027,118	942,915,112	83,043,110

$29,321,026	$1,135,235,226	$368,090,935	$89,256,709

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	69

SSgA Funds

Statements of Assets and Liabilities — August 31, 2013

	Dynamic Small Cap Fund	Clarion Real Estate Fund	IAM SHARES Fund

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$31.76	$12.63	$12.64
Net assets	$23,508,933	$39,955,605	$199,979,585
Shares outstanding ($0.001 par value)	740,161	3,164,604	15,821,365
Net asset value per share: Institutional Class (b)	$—	$—	$—
Net assets	$—	$—	$—
Shares outstanding ($0.001 par value)	—	—	—
Net asset value per share: Select Class (b)	$—	$—	$—
Net assets	$—	$—	$—
Shares outstanding ($0.001 par value)	—	—	—

* Securities on loan included in investments	$5,887,049	$2,518,591	$6,187,120
** Investments in affiliated issuers, SSgA Prime Money Market Fund and State Street Navigator Securities Lending Prime Portfolio	$6,057,830	$2,817,526	$10,909,136
*** Foreign currency holdings — cost	$—	$—	$—
**** Identified cost of cash collateral denominated in foreign currencies was $957,250.
(a) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.
(b) Net asset value per share equals class level net assets divided by class level shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

70	Statements of Assets and Liabilities

Enhanced Small Cap Fund	Emerging Markets Fund	International Stock Selection Fund	High Yield Bond Fund

$14.44	$—	$—	$8.40
$29,321,026	$—	$—	$89,256,709
2,030,516	—	—	10,629,777
$—	$18.47	$9.90	$—
$—	$938,194,751	$368,090,935	$—
—	50,784,474	37,171,828	—
$—	$18.53	$—	$—
$—	$197,040,475	$—	$—
—	10,636,189	—	—

$—	$64,544,846	$8,618,378	$—
$66,713	$72,211,469	$10,185,683	$495,506
$—	$4,770,744	$149,740	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	71

SSgA Funds

Statements of Operations — For the Period Ended August 31, 2013

	Dynamic Small Cap Fund	Clarion Real Estate Fund	IAM SHARES Fund

Investment Income
Dividends (net of foreign taxes withheld of $408, $0, $176, $223, $5,835,099, $1,220,798, $2,509, respectively)	$245,331	$1,282,921	$4,215,922
Dividends from affiliated money market funds	119	—	3,183
Interest	3,671	—	247
Securities lending income	11,695	10,156	27,866

Total investment income	260,816	1,293,077	4,247,218

Expenses
Advisory fees	105,180	323,481	464,356
Administrative fees	43,286	32,334	68,783
Custodian fees	55,399	35,646	60,669
Distribution fees	27,426	105,001	40,236
Transfer agent fees	33,600	54,606	34,501
Professional fees	11,386	48,591	49,994
Registration fees	13,750	20,059	16,969
Shareholder servicing fees	3,952	15,356	48,767
Shareholder servicing fees — Select Class	—	—	—
Trustees’ fees	15,267	16,467	20,379
Insurance fees	365	1,815	5,573
Printing fees	6,653	57,288	14,250
Miscellaneous	3,461	1,671	11,780

Expenses before reductions	319,725	712,315	836,257
Expense reductions	(144,425)	(214,652)	(6,403)

Net expenses	175,300	497,663	829,854

Net investment income (loss)	85,516	795,414	3,417,364

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (Emerging Markets Fund — net of deferred tax liability for foreign capital gains taxes)	1,833,547	14,931,043	330,969
Futures contracts	25,169	—	1,092,422
Credit default swap contracts	—	—	—
Foreign currency-related transactions	—	—	—
Net increase from payments by affiliates	—	—	—

Net realized gain (loss)	1,858,716	14,931,043	1,423,391

Net change in unrealized appreciation (depreciation) on:
Investments (Emerging Markets Fund — net of deferred tax liability for foreign capital gains taxes)	1,350,457	(16,690,653)	26,962,215
Futures contracts	—	—	(260,304)
Foreign currency-related transactions	—	—	—
Credit default swap contracts	—	—	—

Net change in unrealized appreciation (depreciation)	1,350,457	(16,690,653)	26,701,911

Net realized and unrealized gain (loss)	3,209,173	(1,759,610)	28,125,302

Net Increase (Decrease) in Net Assets from Operations	$3,294,689	$(964,196)	$31,542,666

See accompanying notes which are an integral part of the financial statements.

72	Statements of Operations

Enhanced Small Cap Fund	Emerging Markets Fund	International Stock Selection Fund	High Yield Bond Fund

$609,193	$45,263,664	$12,878,310	$2,509
179	9,264	—	5,968
—	165,791	47,383	8,071,240
—	790,974	320,053	—

609,372	46,229,693	13,245,746	8,079,717

130,352	11,261,860	2,917,384	375,768
22,487	488,514	150,579	42,807
66,599	2,496,017	221,922	79,924
61,677	2,364,909	941,036	289,369
34,229	410,367	229,745	55,028
38,557	58,697	30,478	48,872
14,957	62,655	17,545	23,153
876	584,670	31,425	23,771
—	75,596	—	—
15,757	55,095	26,111	18,718
877	58,127	16,682	3,390
5,741	249,305	39,446	28,699
1,337	47,229	10,693	2,432

393,446	18,213,041	4,633,046	991,931
(176,192)	(107,779)	(743,138)	(52,511)

217,254	18,105,262	3,889,908	939,420

392,118	28,124,431	9,355,838	7,140,297

4,008,245	149,330,076	16,557,716	5,167,610
68,984	1,353,949	596,203	—
—	—	—	364,619
—	(5,176,253)	(38,774)	—
—	43,032	1,184	—

4,077,229	145,550,804	17,116,329	5,532,229

2,276,509	(126,814,375)	42,695,541	(3,524,586)
(2,956)	521,398	8,551	—
—	(2,910,746)	(11,113)	—
—	—	—	(121,666)

2,273,553	(129,203,723)	42,692,979	(3,646,252)

6,350,782	16,347,081	59,809,308	1,885,977

$6,742,900	$44,471,512	$69,165,146	$9,026,274

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	73

SSgA Funds

Statements of Changes in Net Assets

	Dynamic Small Cap Fund		Clarion Real Estate Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$85,516	$108,639	$795,414	$1,026,445
Net realized gain (loss)	1,858,716	739,317	14,931,043	4,609,881
Net change in unrealized appreciation (depreciation)	1,350,457	610,615	(16,690,653)	5,059,375

Net increase (decrease) in net assets from operations	3,294,689	1,458,571	(964,196)	10,695,701

Voluntary contribution from Adviser	89,037	—	—	—

Distributions
From net investment income	(108,659)	—	(913,282)	(849,986)
Institutional Class	—	—	—	—
Select Class	—	—	—	—
Class R	—	—	—	—
From net realized gain	—	—	—	—

Net decrease in net assets from distributions	(108,659)	—	(913,282)	(849,986)

Share Transactions
Net increase (decrease) in net assets from share transactions	10,227,164	(1,209,319)	(20,321,498)	(5,826,072)

Total Net Increase (Decrease) in Net Assets	13,502,231	249,252	(22,198,976)	4,019,643

Net Assets
Beginning of period	10,006,702	9,757,450	62,154,581	58,134,938

End of period	$23,508,933	$10,006,702	$39,955,605	$62,154,581

Undistributed (overdistributed) net investment income included in net assets	$78,032	$108,639	$67,520	$185,388

See accompanying notes which are an integral part of the financial statements.

74	Statements of Changes in Net Assets

IAM SHARES Fund		Enhanced Small Cap Fund		Emerging Markets Fund
Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

$3,417,364	$2,868,842	$392,118	$278,494	$28,124,431	$36,535,627
1,423,391	(447,725)	4,077,229	2,037,819	145,550,804	40,797,685
26,701,911	24,623,542	2,273,553	1,075,678	(129,203,723)	(251,039,321)

31,542,666	27,044,659	6,742,900	3,391,991	44,471,512	(173,706,009)

—	—	—	—	—	—

(3,333,585)	(2,780,639)	(283,671)	(206,136)	—	—
—	—	—	—	(21,694,247)	(22,434,463)
—	—	—	—	(8,728,385)	—
—	—	—	—	—	(11,369,950)
—	—	—	—	—	—

(3,333,585)	(2,780,639)	(283,671)	(206,136)	(30,422,632)	(33,804,413)

3,581,348	(8,417,646)	(4,272,123)	(3,363,138)	(588,996,718)	(249,444,634)

31,790,429	15,846,374	2,187,106	(177,283)	(574,947,838)	(456,955,056)

168,189,156	152,342,782	27,133,920	27,311,203	1,710,183,064	2,167,138,120

$199,979,585	$168,189,156	$29,321,026	$27,133,920	$1,135,235,226	$1,710,183,064

$814,749	$772,332	$348,742	$281,285	$15,306,352	$18,719,425

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	75

SSgA Funds

Statements of Changes in Net Assets

	International Stock Selection Fund		High Yield Bond Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$9,355,838	$15,250,971	$7,140,297	$6,204,080
Net realized gain (loss)	17,116,329	(65,751,077)	5,532,229	450,267
Net change in unrealized appreciation (depreciation)	42,692,979	23,114,092	(3,646,252)	5,422,582

Net increase (decrease) in net assets from operations	69,165,146	(27,386,014)	9,026,274	12,076,929

Voluntary contribution from Adviser	—	—	—	—

Distributions
From net investment income	—	—	—	—
Institutional Class	(14,562,360)	(26,997,642)	(7,383,793)	(6,364,757)
Select Class	—	—	—	—
Class R	—	(62,360)	—	—
From net realized gain	—	—	(298,638)	—

Net decrease in net assets from distributions	(14,562,360)	(27,060,002)	(7,682,431)	(6,364,757)

Share Transactions
Net increase (decrease) in net assets from share transactions	(73,632,327)	(326,455,301)	(26,086,439)	29,661,221

Total Net Increase (Decrease) in Net Assets	(19,029,541)	(380,901,317)	(24,742,596)	35,373,393

Net Assets
Beginning of period	387,120,476	768,021,793	113,999,305	78,625,912

End of period	$368,090,935	$387,120,476	$89,256,709	$113,999,305

Undistributed (overdistributed) net investment income included in net assets	$5,025,428	$8,316,000	$426,185	$611,767

See accompanying notes which are an integral part of the financial statements.

76	Statements of Changes in Net Assets

This page has been intentionally left blank.

SSgA Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Voluntary Contribution from Adviser	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Dynamic Small Cap Fund
August 31, 2013	24.28	0.17	7.56	7.73	0.01	(0.26)	—
August 31, 2012	20.89	0.25	3.14	3.39	—	—	—
August 31, 2011	15.80	(0.05)	5.14	5.09	—	—	—
August 31, 2010	15.31	(0.02)	0.51	0.49	—	—	—
August 31, 2009	22.14	(0.06)	(6.77)	(6.83)	—	—	—
Clarion Real Estate Fund
August 31, 2013	13.11	0.21	(0.46)	(0.25)	—	(0.23)	—
August 31, 2012	11.07	0.21	2.00	2.21	—	(0.17)	—
August 31, 2011	9.49	0.14	1.60	1.74	—	(0.16)	—
August 31, 2010	7.48	0.21	2.06	2.27	—	(0.26)	—
August 31, 2009	14.00	0.28	(5.80)	(5.52)	—	(0.27)	(0.73)
IAM SHARES Fund
August 31, 2013	10.84	0.22	1.79	2.01	—	(0.21)	—
August 31, 2012	9.37	0.18	1.46	1.64	—	(0.17)	—
August 31, 2011	8.07	0.15	1.30	1.45	—	(0.15)	—
August 31, 2010	7.88	0.14	0.18	0.32	—	(0.13)	—
August 31, 2009	9.89	0.17	(1.99)	(1.82)	—	(0.19)	—
Enhanced Small Cap Fund
August 31, 2013	11.54	0.18	2.84	3.02	—	(0.12)	—
August 31, 2012	10.14	0.11	1.37	1.48	—	(0.08)	—
August 31, 2011	7.95	0.07	2.17	2.24	—	(0.05)	—
August 31, 2010	7.42	0.05	0.54	0.59	—	(0.06)	—
August 31, 2009	10.01	0.06	(2.56)	(2.50)	—	(0.09)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than 0.005%.
(c)	If the Adviser had not made a one-time voluntary contribution during the period ended August 31, 2013, the total return would have been 31.70% for Dynamic Small Cap Fund.

See accompanying notes which are an integral part of the financial statements.

78	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate

(0.26)	31.76	32.20 (c)	23,509	1.25	2.28	0.61	147
—	24.28	16.23	10,007	1.25	3.51	1.10	160
—	20.89	32.22	9,115	1.25	3.38	(0.24)	179
—	15.80	3.20	8,562	1.53	3.36	(0.10)	240
—	15.31	(30.85)	10,906	1.81	2.70	(0.39)	235

(0.23)	12.63	(1.94)	39,956	1.00	1.43	1.60	58
(0.17)	13.11	20.22	62,155	1.00	1.32	1.76	21
(0.16)	11.07	18.41	58,135	1.00	1.26	1.29	12
(0.26)	9.49	30.77	59,738	1.00	1.31	2.46	36
(1.00)	7.48	(39.82)	75,511	1.00	1.29	3.88	55

(0.21)	12.64	18.80	199,980	0.45	0.45	1.84	—
(0.17)	10.84	17.73	168,189	0.50	0.51	1.74	3
(0.15)	9.37	17.99	152,343	0.48	0.48	1.54	—
(0.13)	8.07	4.01	128,928	0.53	0.53	1.62	2
(0.19)	7.88	(18.15)	123,953	0.54	0.54	2.39	5

(0.12)	14.44	26.45	29,321	0.75	1.36	1.35	57
(0.08)	11.54	14.76	27,134	0.75	1.58	1.06	64
(0.05)	10.14	28.19	27,311	0.75	1.44	0.69	57
(0.06)	7.95	8.01	26,130	0.75	1.58	0.62	77
(0.09)	7.42	(24.91)	27,314	0.75	1.48	0.85	101

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	79

SSgA Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Emerging Markets Fund Institutional Class
August 31, 2013	18.71	0.37	(0.28)	0.09	(0.33)	—
August 31, 2012	20.81	0.34	(2.14)	(1.80)	(0.30)	—
August 31, 2011	19.20	0.29	1.70	1.99	(0.38)	—
August 31, 2010	16.61	0.17	2.81	2.98	(0.39)	—
August 31, 2009	22.72	0.27	(4.71)	(4.44)	—	(1.67)
Select Class
August 31, 2013	18.79	0.38	(0.23)	0.15	(0.41)	—
August 31, 2012	20.90	0.36	(2.13)	(1.77)	(0.34)	—
August 31, 2011	19.28	0.31	1.73	2.04	(0.42)	—
August 31, 2010	16.67	0.21	2.82	3.03	(0.42)	—
August 31, 2009	22.75	0.30	(4.71)	(4.41)	—	(1.67)
International Stock Selection Fund
August 31, 2013	8.61	0.23	1.40	1.63	(0.34)	—
August 31, 2012	9.24	0.23	(0.53)	(0.30)	(0.33)	—
August 31, 2011	8.81	0.23	0.46	0.69	(0.26)	—
August 31, 2010	9.24	0.18	(0.33)	(0.15)	(0.28)	—
August 31, 2009	11.79	0.24	(2.57)	(2.33)	(0.22)	—
High Yield Bond Fund
August 31, 2013	8.36	0.49	0.08	0.57	(0.51)	(0.02)
August 31, 2012	7.90	0.52	0.48	1.00	(0.54)	—
August 31, 2011	7.84	0.58	0.06	0.64	(0.58)	—
August 31, 2010	7.12	0.73	0.74	1.47	(0.75)	—
August 31, 2009	7.60	0.64	(0.48)	0.16	(0.64)	—

(a)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than 0.005%.
(b)	Average daily shares outstanding were used for this calculation.
(c)	If the Adviser had not made a contribution during the period ended August 31, 2013, the total return would have been 0.41% and 0.66% for the Institutional Class and Select Class of Emerging Markets Fund, respectively, and would have remained 19.45% for International Stock Selection Fund.

See accompanying notes which are an integral part of the financial statements.

80	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(a)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(a)	% Portfolio Turnover Rate

(0.33)	18.47	0.45 (c)	938,195	1.25	1.26	1.86	56
(0.30)	18.71	(8.63)	1,273,588	1.25	1.28	1.80	74
(0.38)	20.81	10.25	1,451,810	1.25	1.26	1.29	50
(0.39)	19.20	17.98	1,328,720	1.24	1.24	0.87	63
(1.67)	16.61	(16.50)	1,453,575	1.20	1.21	1.99	61

(0.41)	18.53	0.69 (c)	197,040	1.03	1.04	1.92	56
(0.34)	18.79	(8.42)	436,595	1.02	1.05	1.90	74
(0.42)	20.90	10.48	715,328	1.02	1.04	1.40	50
(0.42)	19.28	18.24	954,350	1.01	1.02	1.09	63
(1.67)	16.67	(16.33)	1,082,478	0.98	0.99	2.22	61

(0.34)	9.90	19.45 (c)	368,091	1.00	1.19	2.41	54
(0.33)	8.61	(3.16)	387,120	1.00	1.21	2.65	90
(0.26)	9.24	7.61	766,126	1.00	1.19	2.27	77
(0.28)	8.81	(1.85)	1,055,967	1.00	1.17	1.95	83
(0.22)	9.24	(19.46)	1,525,020	1.00	1.16	3.04	122

(0.53)	8.40	6.85	89,257	0.75	0.79	5.70	112
(0.54)	8.36	13.17	113,999	0.75	0.88	6.30	196
(0.58)	7.90	8.16	78,626	0.75	0.83	7.02	294
(0.75)	7.84	21.46	51,398	0.75	1.01	9.43	294
(0.64)	7.12	3.65	51,856	0.75	1.06	10.20	289

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	81

SSgA Funds

Notes to Financial Statements — August 31, 2013

1.	Organization

The SSgA Funds (the “Investment Company”) is a series mutual fund, comprised of 12 investment portfolios that were in operation as of August 31, 2013. These financial statements report on seven funds: the SSgA Dynamic Small Cap Fund, SSgA Clarion Real Estate Fund, SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund, SSgA International Stock Selection Fund and SSgA High Yield Bond Fund (each a “Fund” and collectively referred to as the “Funds”), each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”). The Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

Select Class shares of the Emerging Markets Fund, which were first offered on November 28, 2005, may not be purchased by individuals directly, but must be purchased through a third party financial institution which is permitted by contract with the Investment Company or State Street Global Markets LLC to offer shares (“Select Intermediaries”). Select Intermediaries are advisers, securities brokers, banks and financial institutions or other industry professionals or organizations that have entered into a shareholder servicing agreement with the State Street Global Markets LLC with respect to investments of its accounts in the Select Class.

On August 29, 2013, the Bond Market Fund and Intermediate Fund were liquidated and closed.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, preferred stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

82	Notes to Financial Statements

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable, such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds are valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Financial over-the-counter derivative instruments are instruments such as foreign currency contracts, options contracts, or swap agreements that derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates. Derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade and the time the NAV of Fund shares is determined may be reflected in the Investment Company’s calculation of NAVs for each applicable Fund when the Investment Company deems that the particular event or circumstance would materially affect such Fund’s NAV. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with Fair Value Procedures adopted by the Board. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Although there are observable inputs assigned on a security level, prices are derived from factors using proprietary models or matrix pricing. For this reason, significant events will cause movement between Levels 1 and 2. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed; (2) trading in a portfolio security is suspended and not resumed prior to the time as of which the Funds calculate their NAV; (3) where a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Funds calculate their NAV; (4) a security’s price has remained unchanged over an extended period of time (often referred to as a “stale price”), or (5) the Funds’ custodian or administrator determines that a market quotation is inaccurate.

Equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

The NAV of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem Fund shares, since foreign securities can trade on non-business days.

Notes to Financial Statements	83

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When fair valuation methods are applied that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the footnotes to the Schedule of Investments for each respective Fund.

The levels associated with valuing the Funds’ investments for the period ended August 31, 2013 are disclosed in the Presentation of Portfolio Holdings following the Schedules of Investments.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost which is the same basis used for federal income taxes.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Interest income is recorded daily on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. Withholding taxes on foreign dividend interest and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986 (the “Code”), as amended. This requires each Fund to distribute an amount sufficient to avoid any excise tax under Section 4982 of the Code. Therefore, for the period ended August 31, 2013, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2013, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of

84	Notes to Financial Statements

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2010 through August 31, 2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

At August 31, 2013, the following Funds had net tax basis capital loss carryforwards, which may be applied against any realized net taxable gains in each succeeding year or until their expiration dates, whichever occurs first:

	Expiration Year
	8/31/2016	8/31/2017	8/31/2018	8/31/2019	Non-Expiring Short-Term	Non-Expiring Long-Term	Total
Dynamic Small Cap Fund	$—	$12,950,987	$6,490,926	$—	$—	$—	$19,441,913
Clarion Real Estate Fund	$—	$—	$10,726,973	$—	$—	$—	$10,726,973
IAM SHARES Fund	$2,796,414	$1,248,239	$17,638,415	$413,777	$—	$—	$22,096,845
Enhanced Small Cap Fund	$—	$—	$1,727,264	$—	$—	$—	$1,727,264
Emerging Markets Fund	$—	$—	$—	$—	$—	$—	$—
International Stock Selection Fund	$—	$153,873,846	$428,227,873	$—	$52,700,471	$—	$634,802,190
High Yield Bond Fund	$—	$—	$—	$—	$—	$—	$—

During the period ended August 31, 2013, the Funds utilized/expired capital loss carryforwards in the following amounts:

	Amount Utilized	Amount Expired

Dynamic Small Cap Fund	$1,868,125	$—
Clarion Real Estate Fund	14,917,782	—
IAM SHARES Fund	822,292	36,915
Enhanced Small Cap Fund	3,926,178	—
Emerging Markets Fund	—	—
International Stock Selection Fund	—	—
High Yield Bond Fund	233,572	—

As of August 31, 2013, the Funds’ aggregate cost of investments and the comparison of unrealized appreciation and depreciation of investment securities for federal income tax purposes are as follows:

	Cost of Investments for Tax Purposes	Gross Tax Unrealized Appreciation	Gross Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Dynamic Small Cap Fund	$27,126,499	$2,742,661	$420,022	$2,322,639
Clarion Real Estate Fund	29,994,913	12,956,885	486,507	12,470,378
IAM SHARES Fund	141,399,258	78,909,242	14,308,632	64,600,610
Enhanced Small Cap Fund	23,335,299	6,933,077	813,158	6,119,919
Emerging Markets Fund	933,510,415	329,815,333	65,983,786	263,831,547
International Stock Selection Fund	324,531,225	58,235,504	6,287,183	51,948,321
High Yield Bond Fund	85,208,190	2,334,707	1,473,641	861,066

	Components of Distributable Earnings			Tax Composition of Distributions
	Undistributed Ordinary Income	Capital Loss Carryforward	Undistributed Capital Gains	Ordinary Income	Long Term Capital Gains

Dynamic Small Cap Fund	$78,128	$(19,441,913)	$—	$108,659	$—
Clarion Real Estate Fund	67,520	(10,726,973)	—	913,282	—
IAM SHARES Fund	811,899	(22,096,845)	—	3,333,585	—
Enhanced Small Cap Fund	370,780	(1,727,264)	—	283,671	—
Emerging Markets Fund	16,612,136	—	92,287,938	30,422,632	—
International Stock Selection Fund	7,997,085	(634,802,190)	—	14,562,360	—
High Yield Bond Fund	2,437,090	—	2,904,812	7,629,340	53,091

As permitted by tax regulations, the Funds intend to defer long-term realized capital loss and short-term realized capital loss incurred from November 1, 2012 to August 31, 2013. During the period ended August 31, 2013, the Funds did not have any Post October Capital Loss Deferral or Late Year Ordinary Loss Deferral.

Notes to Financial Statements	85

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Dividends are generally declared and paid on the following frequency:

Dynamic Small Cap Fund	Annually
Clarion Real Estate Fund	Monthly
IAM SHARES Fund	Quarterly
Enhanced Small Cap Fund	Annually
Emerging Markets Fund	Annually
International Stock Selection Fund	Annually
High Yield Bond Fund	Monthly

Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to investments in swaps, futures, forward contracts, passive foreign investment companies, foreign denominated investments, REITs, wash sales, partnerships, non-taxable dividends and investments in certain securities sold at a loss. Permanent differences between book and tax accounting are reclassified to paid-in capital. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all funds of the Investment Company based principally on their relative average net assets.

The Emerging Markets Fund offers Institutional Class and Select Class shares. All share classes have identical voting, dividend, liquidation and other rights and the same terms and conditions. The separate classes of shares differ principally in the applicable distribution fees and shareholder servicing fees. Shareholders of each class bear certain expenses that pertain to that particular class. Realized and unrealized gains (losses), net investment income, and expenses with the exception of class level expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of any Fund that holds securities denominated in non-U.S. dollars are translated into U.S. dollars on the following basis:

(a) Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b) Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Reported net realized gains or losses from foreign currency-related transactions arise from sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains (losses) from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities resulting from changes in the exchange rates.

These Funds do not isolate that portion of the results of operations of a Fund that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the period. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (loss) on debt obligations.

86	Notes to Financial Statements

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

Capital Gains Taxes

The Emerging Markets Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. This Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at August 31, 2013. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statement of Assets and Liabilities for the Fund. The amounts related to capital gain taxes are included in net realized gain (loss) on investments in the Statement of Operations for the Fund.

	Deferred Tax Liability	Capital Gains Taxes

Emerging Markets Fund	$1,138,415	$1,534,465

High Yield Securities

The High Yield Bond Fund may invest in high yield instruments that are subject to certain credit and market risks. The yields of high yield instruments reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Loan Agreements

The High Yield Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. These investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan anticipation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

Derivatives

To the extent permitted by the investment objective, restrictions and policies set forth in each Fund’s Prospectus and Statement of Additional Information, the Funds may invest in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Funds’ use of derivatives includes exchange-traded futures and credit default swaps. These instruments offer unique characteristics and risks that assist the Funds in meeting their investment objectives.

The Funds typically use derivatives in three ways: cash equitization, hedging, and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of options and futures to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances. Hedging is used by the Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing certain instruments, the Funds may more effectively achieve the desired portfolio characteristics that assist in meeting the Funds’ investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk, counterparty risk, interest rate risk and credit risk.

Investments in a derivative instrument could lose more than the principal amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus a Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other investments. Derivatives are subject to a number of risks such as liquidity risk, market risk, credit risk, default risk, counterparty risk and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate exactly with the change in the value of the underlying asset, rate or index.

Notes to Financial Statements	87

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

The fair values of the Funds’ derivative instruments as shown on the Statements of Assets and Liabilities, categorized by risk exposure for the period ended August 31, 2013 were as follows:

	IAM Shares	Emerging Markets Fund
	Equity Contracts	Equity Contracts	Foreign Currency Contracts*

Asset Derivatives(1)
Futures Contracts	$30,407	$—	$—
Foreign currency-related transactions	—	—	2,713,635

Liability Derivatives(1)
Futures Contracts	$—	$385,594	$—
Foreign currency-related transactions	—	—	6,115,435

*	Includes only forward foreign currency-related transactions.
(1)	Portfolio of Investments: Cumulative unrealized appreciation/depreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

The effects of derivative instruments on the Statements of Operations, for the period ended August 31, 2013 were as follows:

	Dynamic Small Cap Fund	IAM Shares	Enhanced Small Cap Fund	Emerging Markets Fund		International Stock Selection Fund		High Yield Bond Fund
	Equity Contracts	Equity Contracts	Equity Contracts	Equity Contracts	Foreign Currency Contracts*	Equity Contracts	Foreign Currency Contracts*	Interest Rate Contracts

Realized Gain (Loss)(2)
Futures contracts	$25,169	$1,092,422	$68,984	$1,353,949	$—	$596,203	$—	$—
Foreign currency-related transactions	—	—	—	—	(5,176,253)	—	(38,774)	—
Credit Default Swap Contracts	—	—	—	—	—	—	—	364,619

Change in Appreciation (Depreciation)(3)
Futures contracts	$—	$(260,304)	$(2,956)	$521,398	$—	$8,551	$—	$—
Foreign currency-related transactions	—	—	—	—	(3,052,163)	—	(11,113)	—
Credit Default Swap Contracts	—	—	—	—	—	—	—	(121,666)

*	Includes only forward foreign currency-related transactions.
(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts
(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

Derivative balances at August 31, 2013 are representative of derivative use throughout the period.

88	Notes to Financial Statements

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

For the period ended August 31, 2013, the Funds’ quarterly holdings of futures contracts were as follows:

	Number of Futures Contracts Outstanding
Quarter Ended	Dynamic Small Cap Fund	IAM SHARES Fund	Enhanced Small Cap Fund	Emerging Markets Fund	International Stock Selection Fund	High Yield Bond Fund
November 30, 2012	—	14	3	7,897	—	—
February 28, 2013	—	14	2	419	100	—
May 31, 2013	2	12	3	1,241	181	—
August 31, 2013	—	12	—	945	—	—

For the period ended August 31, 2013, the Funds’ quarterly holdings of swap contracts were as follows:

Credit Default Swap Notional Amounts Outstanding
Quarter Ended	High Yield Bond Fund
November 30, 2012	4,200,000
February 28, 2013	—
May 31, 2013	—
August 31, 2013	—

Foreign Currency Exchange Contracts

In connection with portfolio purchases and sales of securities denominated in a foreign currency, certain funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). Additionally, from time to time these Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the accompanying Statements of Assets and Liabilities. Realized gains (losses) arising from such transactions are included in net realized gain (loss) from foreign currency-related transactions.

These Funds may engage in forward currency contracts to hedge against uncertainty in the level of future exchange rates or, to the extent permitted by the investment objective, restrictions and policies set forth in a Fund’s Prospectus and Statement of Additional Information, to effect investment transactions to generate returns consistent with the Fund’s investment objective and strategies. A forward contract involves an obligation to purchase or sell a specific currency. Forward currency contracts are subject to the risk that should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.

For the period ended August 31, 2013, the following Fund entered into forward foreign currency exchange contracts primarily for the strategy listed below:

Fund	Strategy
Emerging Markets Fund	Hedging duration

Futures Contracts

A futures contract is an agreement to buy or sell a security, or deliver a cash settlement, in connection with an interest rate, an index, currency or other asset. The risk of loss in trading futures contracts in some strategies is potentially unlimited. The entire amount invested in futures contracts could be lost. There also is no assurance that a liquid secondary market will exist for futures contracts and options in which a Fund may invest. Participation in the futures markets, as well as the use of various forward contracts, involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Fund’s predictions of movements in the direction of the securities, fixed income or currencies markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used.

Certain Funds are currently utilizing exchange-traded futures contracts. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as the variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized.

Notes to Financial Statements	89

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

As of August 31, 2013, the following Funds had cash collateral balances held in connection with futures contracts purchased (sold) as follows:

Cash Collateral for Futures

IAM SHARES Fund	$322,997
Enhanced Small Cap Fund	9,600
Emerging Markets Fund	2,650,133

For the period ended August 31, 2013, the following Funds entered into future contracts primarily for the strategies listed below:

Funds	Strategies
IAM SHARES Fund	Equitize cash and cash equivalents
Enhanced Small Cap Fund	Hedging duration
Emerging Markets Fund	Return enhancement, hedging and exposing cash reserves to markets
International Stock Selection Fund	Exposing cash reserves to markets
High Yield Bond Fund	Hedging duration

Credit Default Swaps

The High Yield Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap involving one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Depending upon the terms of the contract, the credit default swap may be closed via physical settlement. However, due to the possible or potential instability in the market, there is a risk that the Fund may be unable to deliver the underlying debt security to the other party to the agreement. Additionally, the Fund may not receive the expected amount under the swap agreement if the other party to the agreement defaults or becomes bankrupt. In an unhedged credit default swap, the Fund enters into a credit default swap without owning the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity and counterparty risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its upfront or periodic payments previously made and recover nothing should a credit event fail to occur and the swap is held to its termination date. As a seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund. The maximum potential amount the Fund may pay should a negative credit event take place is defined under the terms of the agreement.

If the creditworthiness of a Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Fund will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

For the period ended August 31, 2013, the following Fund entered into credit default swaps primarily for the strategy listed below:

Fund	Strategy
SSgA High Yield Bond Fund	Market exposure

90	Notes to Financial Statements

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

Index Swaps

The Emerging Markets Fund may enter into index swap agreements in order to efficiently participate in certain foreign markets. Pursuant to these agreements, the Fund pays the swap counterparties based on the notional amount an agreed upon rate (e.g., the 12-month USD LIBOR BBA rate). During the terms of the agreements, changes in the underlying values of the swaps are recorded as unrealized gain (loss) and are based on changes in the value of the underlying index or security. The underlying index or security is valued at the published daily closing price. Accrued interest expense to be paid to the swap counterparties or accrued interest income to be paid to the Fund, at the agreed upon dates, are recognized as unrealized gain (loss). Amounts paid to and received from the swap counterparties representing capital appreciation (depreciation) on the underlying securities and accrued interest expense and interest income are recorded as net realized gain (loss). The Fund is exposed to credit and counterparty risk in the event of non-performance by the swap counterparties. The Fund minimizes this risk by entering into agreements only with counterparties that the Funds’ investment adviser deems creditworthy. This risk is also mitigated by investing the portfolio in assets generating cash flows complementary to the returns it is required to pay. The Fund segregates certain short-term investments (identified in the accompanying Schedule of Investments) as collateral for the notional amount under the index swap agreements. As of August 31, 2013, the Emerging Markets Fund held no swap contracts and therefore held no cash collateral in connection with swap contracts purchased (sold).

Participation Notes

The Emerging Markets Fund may purchase participation notes, also known as participation certificates or participation interest notes. Participation notes are issued by banks or broker-dealers that are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a frontier emerging market country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve certain risks in addition to those associated with a direct investment in the underlying foreign companies or foreign securities markets whose return they seek to replicate. There can be no assurance that there will be a trading market or that the trading price of a participation note will equal the underlying value of the foreign company or foreign securities market that it seeks to replicate. The Fund relies on the creditworthiness of the counterparty issuing the participation note and has no rights against the issuer of the underlying security. The Fund minimizes this risk by entering into agreements only with counterparties that the Funds’ investment adviser deems creditworthy. Due to liquidity and transfer restrictions, the secondary markets on which the participation notes are traded may be less liquid than the markets for other securities, or may be completely illiquid.

Investment in Foreign Securities

The investments by the Funds in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Investment in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

Notes to Financial Statements	91

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

Contractual Obligation/Indemnification

Under the Investment Company’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Funds enter into contracts that contain a variety of representations and obligations, including general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

For the period ended August 31, 2013, purchases and sales of investment securities, excluding U.S. government and agency obligations, short-term investments and derivative contracts, aggregated to the following:

	Purchases	Sales

Dynamic Small Cap Fund	$30,854,419	$20,598,189
Clarion Real Estate Fund	28,558,145	48,326,451
IAM SHARES Fund	5,108,426	527,690
Enhanced Small Cap Fund	16,157,361	19,579,277
Emerging Markets Fund	817,137,636	1,396,837,576
International Stock Selection Fund	202,505,642	279,657,928
High Yield Bond Fund	129,924,617	145,492,201

Securities Lending

The Investment Company participates in a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of its total assets. Each Fund receives cash (U.S. currency), U.S. Government, U.S. Government agency obligations or foreign government securities as collateral against the loaned securities. To the extent that a loan is secured by cash collateral, such collateral must be invested by State Street Bank and Trust Company, as the lending agent, in short-term instruments, money market mutual funds, and such other short-term investments, provided the investments meet certain quality and diversification requirements. Under the securities lending arrangement, the collateral received is recorded on a lending Fund’s Statement of Assets and Liabilities along with the related obligation to return the collateral. At year end, all such cash collateral was invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund affiliated with the Funds’ investment adviser.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and the lending agent and is recorded as securities lending income for the Funds. To the extent that a loan is secured by non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and the lending agent and are recorded as security lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds, and any additional required collateral is delivered to the Funds the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery or loss of rights in the securities loaned or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

As of August 31, 2013, the non-cash collateral received for the securities on loan was as follows:

	Non-Cash Collateral Value	Non-Cash Collateral Holding

Dynamic Small Cap Fund	$146,340	Pool of U.S. Government Bonds
IAM SHARES Fund	$60,900	Pool of U.S. Government Bonds
Emerging Markets Fund	$30	Pool of U.S. and Foreign Government Bonds

The Funds cannot repledge or sell non-cash collateral balances.

92	Notes to Financial Statements

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

4.	Related Party Transactions, Fees and Expenses

Adviser and Affiliates

SSgA Funds Management, Inc. (the “Adviser”) manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Investment Company and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Tuckerman Group, LLC served as the investment sub-adviser (through December 31, 2013) and CBRE Clarion Securities LLC currently serves as the sub-adviser (effective January 1, 2013) for the Clarion Real Estate Fund. The Adviser provides reporting, operational compliance and general oversight services with respect to the investment advisory services of the sub-adviser. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of the Funds in accordance with their investment objectives, policies, and limitations. For these services, each Fund pays a fee to the Adviser, calculated daily and paid monthly, at the following annual rates of their average daily net assets:

Funds	%
Dynamic Small Cap Fund	0.75
Clarion Real Estate Fund	0.65
IAM SHARES Fund	0.25
Enhanced Small Cap Fund	0.45
Emerging Markets Fund	0.75
International Stock Selection Fund	0.75
High Yield Bond Fund	0.30

The Adviser is contractually obligated until December 31, 2013 to waive its management fee on the Dynamic Small Cap Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.25% of average daily net assets on an annual basis. The total amount of waiver for the period ended August 31, 2013 was $105,180. The total amount of reimbursement for the period ended August 31, 2013 was $39,245. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2013 to waive its management fee on the Clarion Real Estate Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.00% of average daily net assets on an annual basis. The total amount of waiver for the period ended August 31, 2013 was $214,652. There was no reimbursement for the period ended August 31, 2013. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2013 to waive its management fee on the IAM SHARES Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.65% of average daily net assets on an annual basis. There were no waivers or reimbursements for the period ended August 31, 2013.

The Adviser is contractually obligated until December 31, 2013 to waive its management fee on the Enhanced Small Cap Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.75% of average daily net assets on an annual basis. The total amount of waiver for the period ended August 31, 2013 was $130,352. The total amount of reimbursement for the period ended August 31, 2013 was $45,839. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2013 to waive its management fee on the Emerging Markets Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.25% of average daily net assets on an annual basis. The total amount of waivers for the period ended August 31, 2013 was $85,789 for the Institutional Class and $21,727 for Select Class. There were no reimbursements for the Institutional Class or Select Class for the period ended August 31, 2013. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

Notes to Financial Statements	93

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

The Adviser is contractually obligated until December 31, 2013 to waive its management fee on the International Stock Selection Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 1.00% of average daily net assets on an annual basis. The total amount of waivers for the period ended August 31, 2013 was $743,129. There were no reimbursements for the period ended August 31, 2013. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2013 to waive its management fee on the High Yield Bond Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.75% of average daily net assets on an annual basis. The total amount of the waiver for the period ended August 31, 2013 was $52,474. There were no reimbursements for the period ended August 31, 2013. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the SSgA Prime Money Market Fund (“Central Fund”) (a series of the Investment Company not presented herein). Shares of the Central Fund sold to and redeemed from any participating fund will not be subject to a redemption fee, distribution fee or service fee. If Central Fund shares sold to or redeemed from a participating fund are subject to any such distribution or service fee, the Adviser will waive its advisory fee for each participating fund in an amount that offsets the amount of such distribution and/or service fees incurred by the participating fund. Effective September 1, 2006, the Adviser has voluntarily agreed to waive a portion of any participating Fund’s advisory fee equal to the advisory fee paid by that participating Fund to the Central Fund. As of August 31, 2013, $10,879,244 of the Central Fund’s net assets represents investments by these Funds.

For the period ended August 31, 2013, the total advisory fees waived pursuant to the voluntary waiver agreement were as follows:

Amount Waived

Dynamic Small Cap Fund	$407
Clarion Real Estate Fund	389
IAM SHARES Fund	6,401
Enhanced Small Cap Fund	344
Emerging Markets Fund	13,996
International Stock Selection Fund	5,881
High Yield Bond Fund	9,447

Boston Financial Data Services, Inc. (“BFDS”) serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund. BFDS is a joint venture of DST Systems, Inc., and State Street Corporation.

State Street Bank and Trust Company (“State Street”) provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Agreement dated April 11, 2012. For these services, the Funds pay State Street asset based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation.

In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. During the period, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amount Paid

Dynamic Small Cap Fund	$—
Clarion Real Estate Fund	—
IAM SHARES Fund	2
Enhanced Small Cap Fund	1
Emerging Markets Fund	263
International Stock Selection Fund	9
High Yield Bond Fund	37

94	Notes to Financial Statements

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

On December 26, 2012 the Adviser agreed to make a voluntary contribution of $43,032 to the Emerging Markets Fund and $1,184 to the International Stock Selection Fund in connection with a portfolio investment matter. As a result of the payment, the performance of each Fund for periods as of and after December 26, 2012, is expected to be impacted by the increase in the Fund’s NAV. If the voluntary payment had not been made, the total return for the period(s) indicated would have been lower.

A one-time voluntary payment was made by the Adviser on August 20, 2013 to the Dynamic Small Cap Fund. As a result of the payment, the performance of the Fund for periods as of and after August 20, 2013, is expected to be impacted by the increase in the Fund’s NAV. If the voluntary payment had not been made, the total return for the period(s) indicated would have been lower.

Securities Lending

State Street is authorized to act on behalf of the Investment Company as lending agent with respect to the lending of certain securities of the Investment Company held by State Street as custodian, pursuant to an amended and restated securities lending authorization agreement dated September 28, 2010. Proceeds collected by State Street on investment of cash collateral or any fee income is allocated at 85% payment to the fund, and 15% payable to State Street (after deduction of such other amounts payable to State Street under the terms of the securities lending agreement).

For the period September 1, 2012 through August 31, 2013, State Street earned securities lending agent fees as follows:

Agent Fees Earned

Dynamic Small Cap Fund	$2,124
Clarion Real Estate Fund	1,523
IAM SHARES Fund	4,294
Emerging Markets Fund	122,020
International Stock Selection Fund	55,964

Transactions with Affiliates

Each Fund may invest in the SSgA Prime Money Market Fund, a series of the Investment Company. All income distributions earned by the Funds from affiliated money market funds are recorded as dividends from affiliated money market funds on the Statements of Operations. In addition, cash collateral from lending activities is invested in the State Street Navigator Securities Lending Prime Portfolio, for which SSgA FM serves as the investment adviser.

Amounts related to investments in the SSgA Prime Money Market Fund and/or State Street Navigator Securities Lending Prime Portfolio at August 31, 2013 and for the period then ended are:

SSgA Prime Money Market Fund	Value at 8/31/2012	Purchased Cost	Purchases Shares	Sold Cost	Sold Shares	Value at 8/31/2013	Income

Dynamic Small Cap Fund	$82,538	$11,454,011	11,454,011	$11,464,209	11,464,209	$72,340	$119
Clarion Real Estate Fund	538,339	10,644,599	10,644,599	10,981,696	10,981,696	201,242	186
IAM SHARES Fund	4,568,189	7,766,817	7,766,817	7,719,156	7,719,156	4,615,850	3,183
Enhanced Small Cap Fund	234,162	5,714,005	5,714,005	5,881,454	5,881,454	66,713	178
Emerging Markets Fund	31,473,270	439,765,406	439,765,406	466,844,237	466,844,237	4,394,439	9,264
International Stock Selection Fund	724,934	69,504,095	69,504,095	69,195,875	69,195,875	1,033,154	1,869
High Yield Bond Fund	11,975,468	110,157,731	110,157,731	121,637,693	121,637,693	495,506	5,968

State Street Navigator Securities Lending Prime Portfolio	Value at 8/31/2012	Purchased Cost	Purchases Shares	Sold Cost	Sold Shares	Value at 8/31/2013	Income

Dynamic Small Cap Fund	$2,558,697	$12,068,632	12,068,632	$8,641,839	8,641,839	$5,985,490	$12,250
Clarion Real Estate Fund	11,984,819	52,363,673	52,363,673	61,732,208	61,732,208	2,616,284	8,631
IAM SHARES Fund	15,153,582	46,377,080	46,377,080	55,237,376	55,237,376	6,293,286	24,076
Emerging Markets Fund	94,359,562	289,681,325	289,681,325	316,223,857	316,223,857	67,817,030	668,954
International Stock Selection Fund	20,549,710	174,138,605	174,138,605	185,535,786	185,535,786	9,152,529	314,499

Notes to Financial Statements	95

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

Administrator

State Street (the “Administrator”) serves as the Investment Company’s Administrator, pursuant to an administration agreement dated January 1, 2013 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company’s operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Investment Company: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Investment Company pays additional fees to the Administrator for certain services and reimburses the Administrator for out-of-pocket expenses.

Prior to January 1, 2013, Russell Fund Services Company (“RFSC”) served as administrator at an annual fee based on the following percentages of the average daily net assets of the Dynamic Small Cap Fund, Clarion Real Estate Fund, IAM SHARES Fund and Enhanced Small Cap Fund: $0 to $2 billion — 0.0315%; over $2 billion — 0.029%: Prior to January 1, 2013, the fee structure for the Emerging Markets Fund and International Stock Selection Fund was: $0 to $1 billion — 0.07%; over $1 billion — 0.05%. Prior to January 1, 2013, the fee structure for the High Yield Bond Fund was: $0 to $1 billion — 0.0315%; over $1 billion — 0.029%. In addition, RFSC charged a flat fee of $30,000 per year per Fund with less than $500 million in assets under management.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Investment Company pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Funds. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

The Investment Company has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Institutional Class

Each Fund has a shareholder servicing agreement with State Street and the following entities related to State Street: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”) (collectively, the “Agents”), as well as several unaffiliated services providers. For these services, each Institutional Class pays 0.025% to State Street and a maximum of 0.175% to each of the affiliated Agents, based upon the average daily value of all Institutional Class shares held by or for customers of these Agents. For the period ended August 31, 2013, each Institutional Class paid the following shareholder servicing expenses to the Agents:

	State Street	SSGM

Dynamic Small Cap Fund	$568	$363
Clarion Real Estate Fund	1,397	173
IAM SHARES Fund	45,775	6
Enhanced Small Cap Fund	16	—
Emerging Markets Fund	43,399	5,722
International Stock Selection Fund	7,696	122
High Yield Bond Fund	4,743	650

The Fund(s) did not incur any expenses from Fiduciary Investors Services during the period.

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of the Institutional Class on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of the Institutional Class on an annual basis. Costs that exceed the maximum amount of allowable

96	Notes to Financial Statements

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The class’ responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the class’ shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Institutional Class will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan’s termination or discontinuation. As of August 31, 2013, the Funds had no carryover expenses.

Select Class

The Investment Company has entered into a distribution plan with respect to the Select Class pursuant to Rule 12b-1 (the “Select Plan”) under the 1940 Act. The Select Plan provides that the Select Class pay a service fee for the performance of certain administrative functions in connection with purchases and redemptions of shares of the Select Class and related services provided to Select Class shareholders by the Distributor. Payments to State Street for shareholder and administrative services are not permitted by the Select Plan to exceed 0.025% of each Fund’s average net asset value per year. Any payments that are required to be made to State Street that cannot be made because of the limitations contained in the Select Plan may be carried forward and paid in the following two fiscal years so long as the Select Plan is in effect. There were no carryover expenses as of August 31, 2013.

Under the Select Plan, the Emerging Markets Fund has entered into a distribution agreement with the Distributor. For these services, Select Class pays the Distributor 0.025% of the daily net asset value. For the period ended August 31, 2013, Emerging Markets Select Class paid $0 to Global Markets.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company based upon their relative net assets.

Accrued fees payable to affiliates and trustees as of August 31, 2013 were as follows:

	Dynamic Small Cap Fund	Clarion Real Estate Fund	IAM SHARES Fund	Enhanced Small Cap Fund	Emerging Markets Fund	International Stock Selection Fund	High Yield Bond Fund

Advisory fees	$27,818	$47,927	$86,613	$23,565	$1,531,841	$497,880	$50,641
Administrative fees	9,886	4,390	12,616	—	10,927	5,593	3,981
Custodian fees	809	3,702	5,167	3,163	92,621	12,753	4,782
Distribution fees	5,187	8,872	14,368	5,669	—	—	—
Shareholder servicing fees	1,757	4,225	5,053	865	22,272	5,022	16,489
Transfer agent fees	7,139	15,621	5,920	5,876	16,498	33,067	11,489
Trustees’ fees	3,079	3,251	4,053	3,160	4,699	5,158	3,684

	$55,675	$87,988	$133,790	$42,298	$1,678,858	$559,473	$91,066

Notes to Financial Statements	97

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

5.	Fund Share Transactions

	Year Ended August 31, 2013		Year Ended August 31, 2012
Dynamic Small Cap Fund	Shares	Dollars	Shares	Dollars

Institutional Class
Proceeds from shares sold	381,077	$11,794,409	93,910	$2,221,361
Proceeds from reinvestment of distributions	4,147	101,363
Payments for shares redeemed	(57,127)	(1,668,608)	(118,128)	(2,731,787)

	328,097	10,227,164	(24,218)	(510,426)

Class R
Proceeds from shares sold	—	—	13,630	314,892
Payments for shares redeemed	—	—	(44,718)	(1,013,785)

	—	—	(31,088)	(698,893)

Total net increase (decrease)	328,097	$10,227,164	(55,306)	$(1,209,319)

Clarion Real Estate Fund
Proceeds from shares sold	475,045	$6,333,423	719,517	$8,640,572
Proceeds from reinvestment of distributions	68,641	901,156	73,775	840,993
Payments for shares redeemed	(2,118,918)	(27,556,077)	(1,305,739)	(15,307,637)

Total net increase (decrease)	(1,575,232)	$(20,321,498)	(512,447)	$(5,826,072)

IAM SHARES Fund
Proceeds from shares sold	69,306	$825,598	75,071	$732,903
Proceeds from reinvestment of distributions	292,149	3,332,502	286,759	2,779,856
Payments for shares redeemed	(49,455)	(576,752)	(1,118,238)	(11,930,405)

Total net increase (decrease)	312,000	$3,581,348	(756,408)	$(8,417,646)

Enhanced Small Cap Fund
Proceeds from shares sold	346,831	$4,548,861	261,606	$2,880,589
Proceeds from reinvestment of distributions	24,582	283,672	20,676	206,136
Payments for shares redeemed	(693,058)	(9,104,656)	(624,861)	(6,449,863)

Total net increase (decrease)	(321,645)	$(4,272,123)	(342,579)	$(3,363,138)

98	Notes to Financial Statements

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

	Year Ended August 31, 2013		Year Ended August 31, 2012
Emerging Markets Fund	Shares	Dollars	Shares	Dollars

Institutional Class
Proceeds from shares sold	15,103,762	$297,991,912	35,368,937	$665,688,642
Proceeds from reinvestment of distributions	1,109,563	21,338,902	1,200,506	21,897,235
Payments for shares redeemed	(33,504,017)	(657,702,252)	(38,257,950)	(726,117,752)

	(17,290,692)	(338,371,438)	(1,688,507)	(38,531,875)

Select Class
Proceeds from shares sold	821,369	16,663,954	1,485,127	27,778,551
Proceeds from reinvestment of distributions	218,027	4,215,053	293,584	5,370,647
Payments for shares redeemed	(13,638,000)	(271,504,287)	(12,769,524)	(244,061,957)

	(12,598,604)	(250,625,280)	(10,990,813)	(210,912,759)

Total net increase (decrease)	(29,889,296)	$(588,996,718)	(12,679,320)	$(249,444,634)

International Stock Selection Fund

Institutional Class
Proceeds from shares sold	3,864,898	$36,947,571	10,917,726	$92,742,099
Proceeds from reinvestment of distributions	1,636,372	14,373,424	3,127,224	26,839,285
Payments for shares redeemed	(13,274,260)	(124,953,322)	(51,992,690)	(444,317,676)

	(7,772,990)	(73,632,327)	(37,947,740)	(324,736,292)

Class R
Proceeds from shares sold	—	—	47,567	403,173
Proceeds from reinvestment of distributions	—	—	7,263	61,995
Payments for shares redeemed	—	—	(261,776)	(2,184,177)

	—	—	(206,946)	(1,719,009)

Total net increase (decrease)	(7,772,990)	$(73,632,327)	(38,154,686)	$(326,455,301)

High Yield Bond Fund
Proceeds from shares sold	12,331,867	$105,388,139	16,941,138	$136,416,964
Proceeds from reinvestment of distributions	857,178	7,315,934	776,979	6,231,844
Payments for shares redeemed	(16,193,785)	(138,790,512)	(14,031,806)	(112,987,587)

Total net increase (decrease)	(3,004,740)	$(26,086,439)	3,686,311	$29,661,221

Beneficial Interest

As of August 31, 2013, one shareholder owned 99% of the issued and outstanding shares of the SSgA IAM SHARES Fund.

6.	Interfund Lending Program

The Funds participate in a joint lending and borrowing facility (the “Interfund Lending Program”). Funds of the Investment Company may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The SSgA Money Market Fund will lend through the Interfund Lending Program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the Interfund Lending Program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in additional borrowing costs. For the period ended August 31, 2013, the Funds did not utilize the Interfund Lending Program.

Notes to Financial Statements	99

SSgA Funds

Notes to Financial Statements, continued — August 31, 2013

7.	Dividends

On September 3, 2013, the Funds declared the following dividends from net investment income payable on September 4, 2013 to shareholders of record September 9, 2013.

Net Investment Income

Clarion Real Estate Fund	$0.0238
IAM SHARES Fund	0.0565
High Yield Bond Fund	0.0462

8.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statements of Assets and Liabilities.

9.	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2011-11 (ASU 2011-11) “Disclosures about Offsetting Assets and Liabilities.” These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, clarified Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. As described above, ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on financial statement disclosures.

10.	Contingency Note

On November 1, 2010 a class action complaint was filed in Bankruptcy Court in the bankruptcy case of The Tribune Company (“Tribune”). The defendants in this action include mutual funds, individuals, institutional investors and others who owned shares in Tribune at the time of the 2007 leveraged buyout transaction (the “LBO”) and sold their shares for $34 per share in cash, including the SSgA IAM SHARES Fund. Thereafter, two additional and substantially similar class actions were filed and

100	Notes to Financial Statements

SSgA

Notes to Financial Statements, continued — August 31, 2013

are pending in United States District Courts (with the Bankruptcy Court action, collectively referred to as the “Lawsuits”). The Lawsuits have been consolidated into a single Multidistrict Litigation action in federal court for pretrial proceedings. On September 23, 2013, the United States District Court dismissed one of the Lawsuits. On September 30, 2013 the plaintiffs appealed that dismissal. The Lawsuits seek to recover, for the benefit of Tribune’s bankruptcy estate or various creditors, payments to shareholders in the LBO. The Lawsuits allege that Tribune’s payment for those shares violated the rights of creditors, as set forth in the Bankruptcy Code’s and various states’ fraudulent transfer laws. However, the Lawsuits proceed on different legal theories: the Bankruptcy Court action pleads an intentionally fraudulent transfer; the District Court actions plead constructively fraudulent transfers. The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value.

11.	Subsequent Events

Management has evaluated events and transactions that may have occurred since August 31, 2013, through the date the financial statements were issued, that would merit recognition or additional disclosure in the financial statements. During this review nothing was discovered, other than referred to in Note 7, which would require disclosure within the financial statements.

Notes to Financial Statements	101

SSgA Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Dynamic Small Cap Fund, SSgA Clarion Real Estate Fund (formerly known as SSgA Tuckerman Active REIT Fund), SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund, SSgA International Stock Selection Fund and SSgA High Yield Bond Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Dynamic Small Cap Fund, SSgA Clarion Real Estate Fund, SSgA IAM SHARES Fund, SSgA Enhanced Small Cap Fund, SSgA Emerging Markets Fund, SSgA International Stock Selection Fund and SSgA High Yield Bond Fund (the “Funds”) (seven of the funds comprising the SSgA Funds) as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 30, 2013

102	Report of Independent Registered Public Accounting Firm

SSgA Funds

Tax Information — August 31, 2013 (Unaudited)

Long term capital gains dividends of $53,091 were paid by the High Yield Bond Fund during the period ended August 31, 2013.

The Funds designate dividends during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Dynamic Small Cap Fund	0.02%
Clarion Real Estate Fund	0.0%
IAM SHARES Fund	100.0%
Enhanced Small Cap Fund	100.0%
Emerging Markets Fund	0.0%
International Stock Selection Fund	0.0%
High Yield Bond Fund	0.0%

For the tax year ended August 31, 2013, the Funds hereby designate the following percentage of their net taxable income as qualified dividends taxed at individual net capital gain rates:

Dynamic Small Cap Fund	0.02%
Clarion Real Estate Fund	0.0%
IAM SHARES Fund	100.0%
Enhanced Small Cap Fund	100.0%
Emerging Markets Fund	100.0%
International Stock Selection Fund	100.0%
High Yield Bond Fund	0.0%

Form 1099-DIV mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013.

Pursuant to Section 853 of the Internal Revenue Code, the Funds designate the following amounts as foreign taxes paid and gross income earned from foreign sources in the taxable year ended August 31, 2013:

	Foreign Taxes Paid	Foreign Taxes Paid Per Share	Foreign Source Income	Foreign Source Income Per Share

Emerging Markets Fund	$6,645,497	$0.1082	$50,808,148	$0.8272
International Stock Selection Fund	685,679	0.0184	14,098,424	0.3793

Please consult a tax adviser for questions about federal or state income tax laws.

Tax Information	103

SSgA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory Agreements1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser or sub-adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), including a majority of the Independent Trustees of the Trust, met on March 23, 2013 and on April 22 and 23, 2013 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSgA Funds Management, Inc. (the “Adviser”). Prior to voting on the proposal, the Board reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2012, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including their investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

1	Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

104	Basis for Approval of Investment Advisory Contracts

SSgA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of the Code of Ethics adopted by the Adviser, together with information relating to compliance with and the administration of such Code;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Adviser.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;

•

Additional data requested from an independent provider of investment company data by the Independent Trustees on (a) the SSgA Funds money market portfolios to determine the magnitude to which the absolute difference in yields separated the better performing from the poorer performing funds; and (b) the SSgA Funds quantitative equity portfolios to determine how they performed in the larger universe;

•

Draft responses to letters dated February 14, 2013 from Joseph P. Barri, LLC (counsel to the Independent Trustees), and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Excerpts from the Funds’ most recent Prospectuses, statements of Additional Information and Annual reports for the fiscal year ended August 31, 2012, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2012;

•

Lipper materials dated March 2013, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

Basis for Approval of Investment Advisory Contracts	105

SSgA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 23, 2013 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective May 1, 2013, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2012.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after

106	Basis for Approval of Investment Advisory Contracts

SSgA Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Basis for Approval of Investment Advisory Contracts	107

SSgA Funds

Shareholder Requests for Additional Information — August 31, 2013

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

108	Shareholder Requests for Additional Information

SSgA Funds

Disclosure of Information about Fund Trustees and Officers — August 31, 2013 (Unaudited)

The table below includes information about the Trustees of the SSgA Funds, including their:

•	business addresses and ages;

•	principal occupations during the past five years; and

•	other directorships of publicly traded companies or funds.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills[1]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111- 2900 YOB: 1959	• Trustee since 2013	• May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; • 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; • Board of Directors, United Way of Massachusetts Bay; • Board of Directors of Middlesex School; • Incorporator, Cardigan Mountain School	12	None.
INDEPENDENT TRUSTEES:
William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	• Independent Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, Qualified Legal and Compliance Committee (“QLCC”)	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	12	Director, Marshall Financial Group, Inc.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	• Independent Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC

• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts;

• 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm);

• 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company);

• 1998 to Present, Independent Director, SSgA Liquidity PLC (formerly, SSgA Cash Management Fund PLC);

• January 2009 to Present, Independent Director, SSgA Fixed Income PLC; and

• January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.

• 2011 to Present, Independent Director, SSgA SPDR ETFs Europe 1 PLC and (since 2012) Chairman.

			12	Board Director and Chairman, SPDR Europe 1 PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

Disclosure of Information about Fund Trustees and Officers	109

SSgA Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2013 (Unaudited)

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills[1]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES: (continued)
Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	• Independent Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

• 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

• 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

• September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

• 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

• 2003 to 2009, Trustee, Gettysburg College.

			12	None.

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	• Independent Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund PLC; • Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	12	None.

1	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The table below includes information about the Officers of the SSgA Funds, including their:

•	business addresses and ages; and

•	principal occupations during the past five years.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	• President and Principal Executive Officer since October 2012

• June 2012 to Present, President and Director, SSgA Funds Management, Inc.;

• May 2010 to June 2012, Chief Operating Officer, SSgA Funds Management, Inc.;

• 1992 to 2012, Senior Managing Director, SSgA Funds Management, Inc.

• 1992 to Present, Senior Managing Director, State Street Global Advisors

110	Disclosure of Information about Fund Trustees and Officers

SSgA Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2013 (Unaudited)

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	• Vice President since October 2012	• March 2008 to Present, Vice President SSgA Funds Management, Inc. • November 2005 to Present, Vice President, State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1974	• Chief Compliance Officer since April 2011

• July 2012 to Present, Head of UK Compliance, State Street Bank and Trust Company

• July 2008 to 2012, Vice President, SSgA Funds Management, Inc.;

• July 2008 to 2012, Vice President, State Street Global Advisers; and

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1964	• Treasurer and Principal Accounting Officer since January 2013	• 2002 to Present, Vice President of State Street Bank and Trust Company.

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	• Secretary since April 2013	• 2009 to Present, Vice President and Managing Counsel, State Street Bank and Trust Company; • 2006 to 2009, Vice President and Counsel, PNC Global Investment Servicing (US), Inc.

Disclosure of Information about Fund Trustees and Officers	111

SSgA Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Marshall

Patrick J. Riley, Chairman

Richard D. Shirk

Bruce D. Taber

Officers

Ellen M. Needham, President, Chief Executive Officer and Principal Executive Officer

Laura F. Dell, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President

Jacqueline Angell, Chief Compliance Officer

David James, Secretary and Chief Legal Officer

Chad C. Hallett, Assistant Treasurer

Caroline Connolly, Assistant Treasurer

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Distributor: State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as administrator, custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

112	Fund Management and Service Providers

SSGACOMBFDAR

MONEY MARKET FUNDS

Money Market Fund

U.S. Government Money Market Fund

Annual Report

August 31, 2013

SSgA Funds

Money Market Funds

Annual Report

August 31, 2013

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or another governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

This page has been intentionally left blank.

SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2013 Annual Report for the SSgA Money Market Funds. The Annual Report provides information about the Funds, including performance data and related financial statements.

Over the past 12 months, the U.S. economic recovery has gained traction, and even some steam. No longer nagged by the uncertainties of a presidential election year and sun-setting tax policies, U.S. equities posted solid performance and, along with the considerable recovery in the housing markets, fueled positive consumer sentiment. However, in a reminder that volatility may not be totally behind us, the Federal Reserve’s mere suggestion this spring that it would soon consider tapering its unprecedented bond-buying program ignited a week-long tumble for all major U.S. indexes. Nonetheless, with the market able to absorb the news of the impending policy shift, we believe that the economic recovery, although not robust by historical standards, finally can be categorized as sustainable.

Most recently, the market was tested by the political uncertainty resulting from the partial government shutdown and debt ceiling impasse in Washington D.C. At this writing, as Congress has negotiated only a temporary solution to end the stalemate and raise the debt limit, fiscal challenges remain here at home, as well as around the globe.

We hope that you find the enclosed information useful and thank you for the confidence that you have placed in the SSgA Funds.

Sincerely,

Ellen Needham

President

SSgA Funds

President’s Letter	3

This page has been intentionally left blank.

SSgA

Money Market Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value March 1, 2013	$1,000.00	$1,000.00
Ending Account Value August 31, 2013	$1,000.03	$1,024.14
Expenses Paid During Period*	$1.06	$1.07

*	Expenses are equal to the Fund’s annualized expense ratio of 0.21% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

Money Market Fund	5

SSgA

Money Market Fund

Schedule of Investments — August 31, 2013

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Asset Backed Commercial Paper - 2.4%
Gemini Securitization Corp. LLC (a)	25,000,000	0.230	11/26/13	24,986,264
Kells Funding LLC (a)	25,000,000	0.220	09/25/13	24,996,333
Kells Funding LLC (a)	25,000,000	0.220	10/11/13	24,993,889
Kells Funding LLC (a)	40,000,000	0.223	10/11/13	39,990,222
Kells Funding LLC (a)	15,000,000	0.200	11/04/13	14,994,667

Total Asset Backed Commercial Paper (amortized cost $129,961,375)				129,961,375

Certificates of Deposit - 46.8%
Bank of Montreal	50,000,000	0.180	09/05/13	50,000,000
Bank of Montreal	100,000,000	0.180	09/23/13	100,000,000
Bank of Montreal	50,000,000	0.180	11/05/13	50,000,000
Bank of Montreal (next reset date 09/18/13) (b)	40,000,000	0.264	02/14/14	40,000,000
Bank of Nova Scotia (next reset date 09/09/13) (b)	55,000,000	0.256	02/04/14	55,000,000
Bank of Tokyo - Mitsubishi	25,000,000	0.230	10/15/13	25,000,000
Barclays Bank (next reset date 09/13/13) (b)	100,000,000	0.295	12/13/13	100,000,000
BNP Paribas	100,000,000	0.290	11/08/13	100,000,000
Branch Bank & Trust	28,000,000	0.190	09/23/13	28,000,000
Branch Bank & Trust	45,000,000	0.190	09/24/13	45,000,000
Credit Suisse	150,000,000	0.270	10/11/13	150,000,000
Credit Suisse	25,000,000	0.270	11/05/13	25,000,000
Deutsche Bank AG	100,000,000	0.255	09/27/13	100,000,000
Deutsche Bank AG	100,000,000	0.280	10/30/13	100,000,000
ING Bank NV	125,000,000	0.260	10/09/13	125,000,000
ING Bank NV	50,000,000	0.260	10/15/13	50,000,000
ING Bank NV	50,000,000	0.260	12/02/13	50,000,000
Lloyds TSB Bank	100,000,000	0.200	10/03/13	100,000,000
Lloyds TSB Bank	75,000,000	0.190	11/08/13	75,000,000
National Australia Bank Ltd.	65,000,000	0.282	09/30/13	65,000,000
National Australia Bank Ltd.	60,000,000	0.291	09/30/13	60,000,000
Nordea Bank AB	100,000,000	0.190	10/04/13	99,999,542
Nordea Bank AB (next reset date 10/17/13) (b)	25,000,000	0.268	01/17/14	25,000,000
Norinchukin Bank	50,000,000	0.150	09/27/13	50,000,000
Rabobank Nederland NV	50,000,000	0.300	10/09/13	50,000,000
Rabobank Nederland NV (next reset date 09/06/13) (b)	60,000,000	0.334	03/06/14	60,000,000
Royal Bank of Canada	16,700,000	0.324	09/06/13	16,700,000
Royal Bank of Canada (next reset date 09/09/13) (b)	31,000,000	0.305	04/09/14	31,000,000
Royal Bank of Canada (next reset date 09/16/13) (b)	18,000,000	0.304	04/16/14	18,000,000
Skandinaviska Enskilda Banken AB (next reset date 09/04/13) (b)	61,000,000	0.311	12/27/13	61,000,000
Sumitomo Mitsui Banking Corp.	75,000,000	0.230	09/05/13	75,000,000
Sumitomo Mitsui Banking Corp.	50,000,000	0.230	09/06/13	50,000,000
Sumitomo Mitsui Banking Corp.	50,000,000	0.240	09/17/13	50,000,000
Sumitomo Mitsui Banking Corp.	60,000,000	0.220	09/19/13	60,000,000
Svenska Handelsbanken AB	30,000,000	0.215	11/05/13	30,000,271
Svenska Handelsbanken AB	75,000,000	0.215	11/12/13	75,000,749
Svenska Handelsbanken AB	75,000,000	0.215	11/15/13	75,000,781
Swedbank AB (next reset date 09/05/13) (b)	48,000,000	0.356	11/05/13	48,000,000
Toronto Dominion Bank	150,000,000	0.170	09/18/13	150,000,000
UBS AG (next reset date 09/30/13) (b)	47,000,000	0.262	10/28/13	47,000,000

6	Money Market Fund

SSgA

Money Market Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Westpac Banking Corp. (next reset date 10/17/13) (b)	10,000,000	0.318	01/17/14	9,999,811

Total Certificates of Deposit (amortized cost $2,574,701,154)				2,574,701,154

Financial Company Commercial Paper - 13.8%
Bank of Tokyo - Mitsubishi	50,000,000	0.203	09/04/13	49,999,167
Caisse des Depots et Consignations (a)	20,000,000	0.220	09/03/13	19,999,755
Caisse des Depots et Consignations (a)	35,000,000	0.218	09/06/13	34,998,955
Caisse des Depots et Consignations (a)	25,000,000	0.210	10/01/13	24,995,625
Caisse des Depots et Consignations (a)	50,000,000	0.180	11/04/13	49,984,000
Collateralized Commercial Paper Co. LLC	44,000,000	0.270	11/14/13	43,975,580
Collateralized Commercial Paper Co. LLC (a)	18,000,000	0.274	11/14/13	17,990,010
Collateralized Commercial Paper Co. LLC	40,000,000	0.274	11/18/13	39,976,600
Collateralized Commercial Paper Co. LLC	40,000,000	0.315	01/06/14	39,956,255
Commonwealth Bank of Australia (a)	50,000,000	0.180	10/08/13	49,990,750
Commonwealth Bank of Australia (next reset date 10/11/13) (a)(b)	49,000,000	0.299	07/03/14	49,000,000
DnB Bank ASA (a)	100,000,000	0.215	11/13/13	99,956,403
HSBC Bank PLC (next reset date 11/05/13) (a)(b)	12,000,000	0.316	02/05/14	11,999,533
HSBC Bank PLC (next reset date 11/07/13) (a)(b)	8,000,000	0.315	02/07/14	7,999,930
Lloyds Bank PLC	50,000,000	0.203	09/24/13	49,993,611
Nationwide Building Society (a)	50,000,000	0.223	09/24/13	49,992,972
Nordea Bank AB (a)	50,000,000	0.175	10/29/13	49,985,903
Toyota Motor Credit Corp.	25,000,000	0.170	01/13/14	24,984,181
Westpac Banking Corp. (next reset date 10/21/13) (a)(b)	20,000,000	0.316	01/21/14	20,000,000
Westpac Banking Corp. (next reset date 10/24/13) (a)(b)	25,000,000	0.315	01/24/14	25,000,000

Total Financial Company Commercial Paper (amortized cost $760,779,230)				760,779,230

Other Notes - 7.7%
Bank of America NA	50,000,000	0.260	09/06/13	50,000,000
Bank of America NA	55,000,000	0.260	09/27/13	55,000,000
Bank of America NA	75,000,000	0.260	10/16/13	75,000,000
JPMorgan Chase Bank NA (next reset date 09/07/13) (b)	40,000,000	0.355	09/07/14	40,000,000
JPMorgan Chase Bank NA (next reset date 10/22/13) (b)	30,000,000	0.346	09/22/14	30,000,000
Natixis	54,000,000	0.100	09/03/13	54,000,000
Societe Generale	50,000,000	0.080	09/03/13	50,000,000
Svenska Handelsbanken AB (next reset date 09/27/13) (a)(b)	25,000,000	0.294	02/27/14	25,000,000
Toyota Motor Credit Corp.	9,600,000	0.324	09/09/13	9,600,000
Wells Fargo Bank NA (next reset date 09/20/13) (b)	33,000,000	0.324	09/19/14	33,000,000

Total Other Notes (amortized cost $421,600,000)				421,600,000

Total Investments - 70.7% (amortized cost $3,887,041,759)				3,887,041,759

Money Market Fund	7

SSgA

Money Market Fund

Schedule of Investments, continued — August 31, 2013

Value $
Repurchase Agreements - 29.3%
Government Agency Repurchase Agreements - 24.8%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $137,000,000 dated August 30, 2013 at 0.050% to be repurchased at $137,000,761 on September 3, 2013, collateralized by: $138,236,300 par various United States Government Mortgage Agency Obligations valued at $139,740,078.	137,000,000
Agreement with BNP Paribas and The Bank of New York Mellon Corp. (Tri-Party) of $200,000,000 dated August 30, 2013 at 0.050% to be repurchased at $200,001,111 on September 3, 2013, collateralized by: $236,433,511 par various United States Government Mortgage Agency Obligations valued at $204,000,001.	200,000,000
Agreement with Calyon Financial, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $132,000,000 dated August 30, 2013 at 0.060% to be repurchased at $132,000,880 on September 3, 2013, collateralized by: $160,729,237 par various United States Government Mortgage Agency Obligations valued at $134,640,000.	132,000,000
Agreement with Calyon Financial, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $76,000,000 dated August 30, 2013 at 0.070% to be repurchased at $76,000,591 on September 3, 2013, collateralized by: $79,744,600 par various United States Government Mortgage Agency Obligations valued at $77,520,042.	76,000,000
Agreement with Citigroup Global Markets, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $40,000,000 dated August 30, 2013 at 0.060% to be repurchased at $40,000,267 on September 3, 2013, collateralized by: $75,656,465 par various United States Government Mortgage Agency Obligations valued at $40,881,816.	40,000,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $22,000,000 dated August 30, 2013 at 0.060% to be repurchased at $22,000,147 on September 3, 2013, collateralized by: $22,529,000 par various United States Government Treasury Obligations valued at $22,491,037.	22,000,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $35,000,000 dated August 30, 2013 at 0.070% to be repurchased at $35,000,272 on September 3, 2013, collateralized by: $65,947,382 par various United States Government Treasury Obligations valued at $35,700,001.	35,000,000
Agreement with Goldman Sachs & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $100,000,000 dated August 30, 2013 at 0.040% to be repurchased at $100,000,556 on September 4, 2013, collateralized by: $115,454,223 par various United States Government Mortgage Agency Obligations valued at $102,000,000.	100,000,000
Agreement with Goldman Sachs & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $275,000,000 dated August 30, 2013 at 0.050% to be repurchased at $275,001,528 on September 3, 2013, collateralized by: $872,665,942 par various United States Government Mortgage Agency Obligations valued at $280,500,000.	275,000,000
Agreement with Morgan Stanley and The Bank of New York Mellon Corp. (Tri-Party) of $58,000,000 dated August 30, 2013 at 0.060% to be repurchased at $58,000,387 on September 3, 2013, collateralized by: $60,759,125 par various United States Government Mortgage Agency Obligations valued at $59,378,087.	58,000,000

8	Money Market Fund

SSgA

Money Market Fund

Schedule of Investments, continued — August 31, 2013

Value $
Agreement with Societe Generale and The Bank of New York Mellon Corp. (Tri-Party) of $250,000,000 dated August 30, 2013 at 0.070% to be repurchased at $250,001,944 on September 3, 2013, collateralized by: $540,739,278 par various United States Government Mortgage Agency Obligations valued at $255,000,000.	250,000,000
Agreement with UBS Securities, LLC and The Bank of New York Mellon Corp. (Tri-Party) of $40,000,000 dated August 30, 2013 at 0.050% to be repurchased at $40,000,222 on September 3, 2013, collateralized by: $46,610,778 par various United States Government Treasury Obligations valued at $40,800,000.	40,000,000

Total Government Agency Repurchase Agreements (identified cost $1,365,000,000)	1,365,000,000

Treasury Repurchase Agreements - 4.5%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $63,000,000 dated August 30, 2013 at 0.060% to be repurchased at $63,000,420 on September 3, 2013, collateralized by: $65,218,600 par various United States Government Treasury Obligations valued at $64,260,096.	63,000,000
Agreement with HSBC Securities USA, Inc. and JPMorgan Chase & Co. (Tri-Party) of $125,000,000 dated August 30, 2013 at 0.020% to be repurchased at $125,000,278 on September 3, 2013, collateralized by: $109,739,000 par various United States Government Treasury Obligations valued at $127,500,400.	125,000,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $25,000,000 dated August 30, 2013 at 0.020% to be repurchased at $25,000,056 on September 3, 2013, collateralized by: $26,416,200 par various United States Government Treasury Obligations valued at $25,500,032.	25,000,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $35,000,000 dated August 30, 2013 at 0.070% to be repurchased at $35,000,476 on September 6, 2013, collateralized by: $35,152,400 par various United States Government Treasury Obligations valued at $35,700,077.	35,000,000

Total Treasury Repurchase Agreements (identified cost $248,000,000)	248,000,000

Total Repurchase Agreement (identified cost $1,613,000,000)	1,613,000,000

Total Investments and Repurchase Agreements - 100.0% (c) (cost $5,500,041,759) (d)	5,500,041,759

Other Assets and Liabilities, Net - 0.0% (e)	727,418

Net Assets - 100.0%	5,500,769,177

Money Market Fund	9

SSgA

Money Market Fund

Schedule of Investments, continued — August 31, 2013

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the coupon rate column.
(a)	Restricted security Rule (144A) or Section 4 (2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(b)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(c)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs. (Note 2)
(d)	The identified cost for Federal income tax purposes.
(e)	Less than 0.05% of net assets.

Presentation of Portfolio Holdings — August 31, 2013

Categories	% of Net Assets

Asset Backed Commercial Paper	2.4
Certificates of Deposit	46.8
Financial Company Commercial Paper	13.8
Other Notes	7.7
Repurchase Agreements	29.3

Total Investments and Repurchase Agreements	100.0
Other Assets and Liabilities, Net	—	*

	100.0

*	Less than 0.05% of net assets.

See accompanying notes which are an integral part of the financial statements.

10	Money Market Fund

SSgA

U.S. Government Money Market Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$1,000.00	$1,024.70
Expenses Paid During Period*	$0.50	$0.51

*	Expenses are equal to the Fund’s annualized expense ratio of 0.10% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

U.S. Government Money Market Fund	11

SSgA

U.S. Government Money Market Fund

Schedule of Investments — August 31, 2013

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Government Agency Debt - 52.1%
Federal Home Loan Bank	30,000,000	0.140	09/06/13	29,999,417
Federal Home Loan Bank	17,000,000	0.140	09/11/13	16,999,339
Federal Home Loan Bank	45,000,000	0.090	09/18/13	44,998,087
Federal Home Loan Bank	54,000,000	0.100	09/18/13	53,997,450
Federal Home Loan Bank	21,850,000	0.133	09/18/13	21,848,633
Federal Home Loan Bank	30,000,000	0.120	09/25/13	29,997,600
Federal Home Loan Bank	38,000,000	0.129	09/25/13	37,996,732
Federal Home Loan Bank	17,000,000	0.135	09/25/13	16,998,470
Federal Home Loan Bank	34,000,000	0.115	10/09/13	33,995,873
Federal Home Loan Bank	30,000,000	0.116	10/09/13	29,996,327
Federal Home Loan Bank	15,000,000	0.110	10/16/13	14,997,938
Federal Home Loan Bank	25,000,000	0.110	10/18/13	24,996,410
Federal Home Loan Bank	12,000,000	0.100	11/15/13	11,997,500
Federal Home Loan Bank	25,800,000	0.125	01/02/14	25,788,981
Federal Home Loan Bank	9,000,000	0.115	01/08/14	8,996,291
Federal Home Loan Bank	100,000,000	0.090	01/15/14	99,966,000
Federal Home Loan Bank	68,900,000	0.095	01/22/14	68,874,000
Federal Home Loan Bank	36,000,000	0.090	01/24/14	35,986,950
Federal Home Loan Bank	16,000,000	0.090	01/31/14	15,993,920
Federal Home Loan Bank	8,000,000	0.092	01/31/14	7,996,892
Federal Home Loan Bank	38,000,000	0.095	02/05/14	37,984,256
Federal Home Loan Bank	100,000,000	0.100	02/05/14	99,956,389
Federal Home Loan Bank	47,000,000	0.095	02/14/14	46,979,411
Federal Home Loan Bank (next reset date 09/18/13) (a)	45,000,000	0.114	02/18/14	44,999,663
Federal Home Loan Bank	35,000,000	0.095	02/19/14	34,984,206
Federal Home Loan Bank	16,000,000	0.100	02/19/14	15,992,400
Federal Home Loan Bank	30,000,000	0.084	02/28/14	29,987,400
Federal Home Loan Bank (next reset date 09/01/13) (a)	71,000,000	0.137	04/01/14	71,000,000
Federal Home Loan Mortgage Corp.	17,000,000	0.143	09/03/13	16,999,865
Federal Home Loan Mortgage Corp.	60,725,000	0.140	09/09/13	60,723,111
Federal Home Loan Mortgage Corp.	15,000,000	0.080	09/16/13	14,999,500
Federal Home Loan Mortgage Corp.	10,000,000	0.100	09/16/13	9,999,583
Federal Home Loan Mortgage Corp.	39,000,000	0.130	09/16/13	38,997,888
Federal Home Loan Mortgage Corp.	16,000,000	0.070	09/17/13	15,999,502
Federal Home Loan Mortgage Corp.	15,000,000	0.110	09/23/13	14,998,992
Federal Home Loan Mortgage Corp.	11,000,000	0.130	09/23/13	10,999,126
Federal Home Loan Mortgage Corp.	63,000,000	0.114	10/07/13	62,992,818
Federal Home Loan Mortgage Corp.	66,000,000	0.100	10/21/13	65,990,833
Federal Home Loan Mortgage Corp.	7,000,000	0.100	10/28/13	6,998,892
Federal Home Loan Mortgage Corp.	16,000,000	0.095	11/04/13	15,997,298
Federal Home Loan Mortgage Corp.	5,000,000	0.100	11/04/13	4,999,111
Federal Home Loan Mortgage Corp.	27,000,000	0.105	11/05/13	26,994,881
Federal Home Loan Mortgage Corp.	11,000,000	0.100	11/26/13	10,997,372
Federal Home Loan Mortgage Corp.	13,000,000	0.115	01/06/14	12,994,726
Federal Home Loan Mortgage Corp.	55,000,000	0.120	01/06/14	54,976,717
Federal Home Loan Mortgage Corp.	30,000,000	0.120	01/07/14	29,987,200
Federal Home Loan Mortgage Corp.	15,000,000	0.120	01/14/14	14,993,250
Federal Home Loan Mortgage Corp.	20,000,000	0.130	01/14/14	19,990,250
Federal Home Loan Mortgage Corp.	35,000,000	0.090	01/21/14	34,987,575
Federal Home Loan Mortgage Corp.	33,000,000	0.110	01/21/14	32,985,682
Federal Home Loan Mortgage Corp.	8,000,000	0.095	02/03/14	7,996,728

12	U.S. Government Money Market Fund

SSgA

U.S. Government Money Market Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $

Federal Home Loan Mortgage Corp.	80,000,000	0.095	02/10/14	79,965,800
Federal Home Loan Mortgage Corp.	44,000,000	0.083	02/24/14	43,982,146
Federal National Mortgage Assoc.	88,000,000	0.150	09/03/13	87,999,267
Federal National Mortgage Assoc.	5,458,000	0.140	09/04/13	5,457,936
Federal National Mortgage Assoc.	39,900,000	0.140	09/11/13	39,898,448
Federal National Mortgage Assoc.	15,000,000	0.120	09/25/13	14,998,800
Federal National Mortgage Assoc.	5,000,000	0.115	10/02/13	4,999,505
Federal National Mortgage Assoc.	17,000,000	0.100	10/30/13	16,997,214
Federal National Mortgage Assoc.	5,000,000	0.095	11/06/13	4,999,129
Federal National Mortgage Assoc.	17,000,000	0.095	11/13/13	16,996,725
Federal National Mortgage Assoc.	8,000,000	0.100	11/13/13	7,998,378
Federal National Mortgage Assoc.	22,000,000	0.100	11/20/13	21,995,111
Federal National Mortgage Assoc.	22,000,000	0.100	11/27/13	21,994,683
Federal National Mortgage Assoc.	9,000,000	0.112	01/08/14	8,996,388
Federal National Mortgage Assoc.	18,000,000	0.113	01/08/14	17,992,712
Federal National Mortgage Assoc.	63,000,000	0.100	01/13/14	62,976,550
Federal National Mortgage Assoc.	16,000,000	0.100	01/15/14	15,993,956
Federal National Mortgage Assoc.	51,000,000	0.090	01/22/14	50,981,767
Federal National Mortgage Assoc.	9,000,000	0.090	01/27/14	8,996,670
Federal National Mortgage Assoc.	16,000,000	0.100	02/03/14	15,993,111
Federal National Mortgage Assoc.	17,000,000	0.095	02/05/14	16,992,957
Federal National Mortgage Assoc.	50,000,000	0.100	02/12/14	49,977,222
Federal National Mortgage Assoc.	31,000,000	0.082	02/26/14	30,987,431
Federal National Mortgage Assoc.	12,000,000	0.083	02/26/14	11,995,075

Total Government Agency Debt (amortized cost $2,262,074,416)				2,262,074,416

Treasury Debt - 0.7%
U.S. Treasury Note	13,000,000	0.107	01/31/14	13,007,706
U.S. Treasury Note	10,000,000	0.102	01/15/14	10,033,263
U.S. Treasury Note	9,000,000	0.107	01/31/14	9,061,269

Total Treasury Debt (amortized cost $32,102,238)				32,102,238

Total Investments - 52.8% (amortized cost $2,294,176,654)				2,294,176,654

Repurchase Agreements - 34.5%
Government Agency Repurchase Agreements - 5.4%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $150,000,000 dated August 30, 2013 at 0.030% to be repurchased at $150,000,625 on September 4, 2013, collateralized by: $154,597,000 par various United States Government Mortgage Agency Obligations valued at $153,000,040.				150,000,000
Agreement with Citigroup Global Markets, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $83,000,000 dated August 30, 2013 at 0.050% to be repurchased at $83,000,461 on September 3, 2013, collateralized by: $84,825,000 par various United States Government Mortgage Agency Obligations valued at $84,660,839.				83,000,000

Total Government Agency Repurchase Agreements (identified cost $233,000,000)				233,000,000

U.S. Government Money Market Fund	13

SSgA

U.S. Government Money Market Fund

Schedule of Investments, continued — August 31, 2013

Value $
Treasury Repurchase Agreements - 29.1%
Agreement with BNP Paribas and The Bank of New York Mellon Corp. (Tri-Party) of $150,000,000 dated August 30, 2013 at 0.040% to be repurchased at $150,000,667 on September 3, 2013, collateralized by: $152,942,300 par various United States Government Treasury Obligations valued at $153,000,092.	150,000,000
Agreement with Calyon Financial, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $406,000,000 dated August 30, 2013 at 0.050% to be repurchased at $406,002,256 on September 3, 2013, collateralized by: $288,438,300 par various United States Government Treasury Obligations valued at $414,120,025.	406,000,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $16,000,000 dated August 30, 2013 at 0.050% to be repurchased at $16,000,089 on September 3, 2013, collateralized by: $16,474,800 par various United States Government Treasury Obligations valued at $16,320,011.	16,000,000
Agreement with HSBC Securities USA, Inc. and JP Morgan Chase & Co. (Tri-Party) of $200,000,000 dated August 30, 2013 at 0.020% to be repurchased at $200,000,444 on September 3, 2013, collateralized by: $190,742,400 par various United States Government Treasury Obligations valued at $204,000,956.	200,000,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $25,000,000 dated August 30, 2013 at 0.070% to be repurchased at $25,000,340 on September 6, 2013, collateralized by: $26,416,200 par various United States Government Treasury Obligations valued at $25,500,032.	25,000,000
Agreement with Morgan Stanley and The Bank of New York Mellon Corp. (Tri-Party) of $145,000,000 dated August 30, 2013 at 0.040% to be repurchased at $145,000,644 on September 3, 2013, collateralized by: $144,837,800 par various United States Government Treasury Obligations valued at $147,900,023.	145,000,000
Agreement with RBC Capital Markets and The Bank of New York Mellon Corp. (Tri-Party) of $100,000,000 dated August 30, 2013 at 0.040% to be repurchased at $100,000,444 on September 3, 2013, collateralized by: $90,484,700 par various United States Government Treasury Obligations valued at $102,000,119.	100,000,000
Agreement with Societe Generale and The Bank of New York Mellon Corp. (Tri-Party) of $144,511,000 dated August 30, 2013 at 0.050% to be repurchased at $144,511,803 on September 3, 2013, collateralized by: $127,647,700 par various United States Government Treasury Obligations valued at $147,401,260.	144,511,000
Agreement with UBS Securities, LLC and The Bank of New York Mellon Corp. (Tri-Party) of $77,000,000 dated August 30, 2013 at 0.040% to be repurchased at $77,000,342 on September 3, 2013, collateralized by: $77,589,400 par various United States Government Treasury Obligations valued at $78,540,046.	77,000,000

Total Treasury Repurchase Agreements (identified cost $1,263,511,000)	1,263,511,000

Total Repurchase Agreement (identified cost $1,496,511,000)	1,496,511,000

Total Investments and Repurchase Agreements - 87.3% (b) (cost $3,790,687,654) (c)	3,790,687,654

Other Assets and Liabilities, Net - 12.7%	553,397,386

Net Assets - 100.0%	4,344,085,040

14	U.S. Government Money Market Fund

SSgA

U.S. Government Money Market Fund

Schedule of Investments, continued — August 31, 2013

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the coupon rate column.
(a)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(b)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs. (Note 2)
(c)	The identified cost for Federal income tax purposes.

Presentation of Portfolio Holdings — August 31, 2013

Categories	% of Net Assets

Government Agency Debt	52.1
Treasury Debt	0.7
Repurchase Agreements	34.5

Total Investments and Repurchase Agreements	87.3
Other Assets and Liabilities, Net	12.7

100.0

See accompanying notes which are an integral part of the financial statements.

U.S. Government Money Market Fund	15

SSgA

Money Market Funds

Statements of Assets and Liabilities — August 31, 2013

	Money Market Fund	U.S. Government Money Market Fund

Assets
Investments, at identified cost	$3,887,041,759	$2,294,176,654
Investments at amortized cost which approximates value	3,887,041,759	2,294,176,654
Repurchase agreements at cost which approximates value	1,613,000,000	1,496,511,000
Cash	462,040	553,302,277
Receivables:
Dividends and interest	1,244,533	46,324
Fund shares sold	364,102	187,447
From adviser	1,773,909	1,910,408
Prepaid expenses	121,404	65,061

Total assets	5,504,007,747	4,346,199,171

Liabilities
Payables:
Fund shares redeemed	5,606	12,952
Accrued fees to affiliates and trustees	3,156,855	2,072,819
Other accrued expenses	60,882	28,360
Income distribution	15,227	—

Total liabilities	3,238,570	2,114,131

Net Assets	$5,500,769,177	$4,344,085,040

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$190,893	$285
Accumulated net realized gain (loss)	100,997	(2,635)
Shares of beneficial interest	5,500,498	4,344,166
Additional paid-in-capital	5,494,976,789	4,339,743,224

Net Assets	$5,500,769,177	$4,344,085,040

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$1.00	$1.00
Net assets	$5,500,769,177	$4,344,085,040
Shares outstanding ($0.001 par value)	5,500,496,092	4,344,167,046

(a)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

16	Statements of Assets and Liabilities

SSgA

Money Market Funds

Statements of Operations — For the Period Ended August 31, 2013

	Money Market Fund	U.S. Government Money Market Fund

Investment Income
Interest	$12,717,879	$4,601,574

Total investment income	12,717,879	4,601,574

Expenses
Advisory fees	12,499,918	9,125,982
Administrative fees	986,022	746,966
Custodian fees	693,550	568,135
Distribution fees	1,204,417	781,904
Transfer agent fees	88,218	60,388
Professional fees	79,636	67,909
Registration fees	34,014	16,185
Shareholder servicing fees	2,850,189	2,277,184
Trustees’ fees	162,080	121,613
Insurance fees	177,917	109,058
Printing fees	71,904	11,930
Miscellaneous	112,370	84,545

Expenses before reductions	18,960,235	13,971,799
Expense reductions	(6,492,346)	(9,370,225)

Net expenses	12,467,889	4,601,574

Net investment income (loss)	249,990	—

Net Realized Gain (Loss)
Net realized gain (loss) on investments	100,997	—

Net Increase (Decrease) in Net Assets from Operations	$350,987	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	17

SSgA

Money Market Funds

Statements of Changes in Net Assets

	Money Market Fund		U.S. Government Money Market Fund
	Year Ended August 31, 2013	Year Ended August 31, 2012	Year Ended August 31, 2013	Year Ended August 31, 2012

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$249,990	$425,738	$—	$23,079
Net realized gain (loss)	100,997	51,659	—	4,173

Net increase (decrease) in net assets from operations	350,987	477,397	—	27,252

Distributions
From net investment income	(249,990)	(425,738)	—	(23,079)

Net decrease in net assets from distributions	(249,990)	(425,738)	—	(23,079)

Share Transactions
Net increase (decrease) in net assets from share transactions	(55,557,347)	(1,079,011,455)	300,667,820	(426,127,837)

Total Net Increase (Decrease) in Net Assets	(55,456,350)	(1,078,959,796)	300,667,820	(426,123,664)

Net Assets
Beginning of period	5,556,225,527	6,635,185,323	4,043,417,220	4,469,540,884

End of period	$5,500,769,177	$5,556,225,527	$4,344,085,040	$4,043,417,220

Undistributed (overdistributed) net investment income included in net assets	$190,893	$126,975	$285	$—

See accompanying notes which are an integral part of the financial statements.

18	Statements of Changes in Net Assets

This page has been intentionally left blank.

SSgA

Money Market Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Money Market Fund
August 31, 2013	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2012	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2011	1.0000	0.0001		—	(c)	0.0001		(0.0001)	—
August 31, 2010	1.0000	0.0002		—	(c)	0.0002		(0.0002)	—
August 31, 2009	1.0000	0.0080		0.0006		0.0086		(0.0084)	(0.0002)
U.S. Government Money Market Fund
August 31, 2013	1.0000	—		—		—		—	—
August 31, 2012	1.0000	—	(c)	—	(c)	—	(c)	— (c)	—
August 31, 2011	1.0000	—		—		—		—	—
August 31, 2010	1.0000	—	(c)	—		—	(c)	— (c)	—
August 31, 2009	1.0000	0.0028		0.0012		0.0040		(0.0040)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than 0.005%.
(c)	Less than $0.0001 per share.
(d)	Includes expenses related to the U.S. Treasury Guarantee Program.
(e)	Less than 0.005%.
(f)	Less than 0.005% of average net assets.

See accompanying notes which are an integral part of the financial statements.

20	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)		% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)

(0.0001)	1.0000	0.01		5,500,769	0.25		0.38	0.01
(0.0001)	1.0000	0.01		5,556,226	0.29		0.39	0.01
(0.0001)	1.0000	0.01		6,635,185	0.31		0.38	0.01
(0.0002)	1.0000	0.02		7,019,663	0.32		0.39	0.02
(0.0086)	1.0000	0.86		8,599,276	0.41	(d)	0.41	0.80

—	1.0000	—		4,344,085	0.13		0.39	—
— (c)	1.0000	—	(e)	4,043,417	0.10		0.39	—	(f)
—	1.0000	—		4,469,541	0.16		0.39	—
— (c)	1.0000	—		3,491,968	0.20		0.37	—	(f)
(0.0040)	1.0000	0.40		4,308,697	0.35		0.38	0.28

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	21

SSgA

Money Market Funds

Notes to Financial Statements — August 31, 2013

1.	Organization

The SSgA Funds (the “Investment Company”) is a series mutual fund, comprised of 12 investment portfolios that were in operation as of August 31, 2013. These financial statements report on two funds: the SSgA Money Market Fund and SSgA U.S. Government Money Market Fund (each a “Fund” and collectively referred to as the “Funds”), each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”). The Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

As permitted in accordance with Rule 2a-7 of the 1940 Act, each Fund values portfolio investments using the amortized cost method which approximates fair market value. Under this method, each portfolio instrument is initially valued at cost, and thereafter assumes a constant accretion/amortization to maturity date or next reset date of any discount or premium.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are nonactive, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

22	Notes to Financial Statements

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When fair valuation methods are applied that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the footnotes to the Schedule of Investments for each respective Fund.

As of the period ended August 31, 2013, there were no transfers between levels.

Securities Transactions

Securities transactions are recorded on a trade date basis, which in most instances is the same as the settlement date. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost which is the same basis used for federal income taxes.

Investment Income

Interest income is recorded daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Premium is amortized and discount is accreted using the straight line method. Distributions received on securities that represent a return on capital or capital gains are recorded as a reduction on cost of investments and/or as a realized gain.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986 (the “Code”), as amended. This requires each Fund to distribute an amount sufficient to avoid any excise tax under Section 4982 of the Code. Therefore, for the period ended August 31, 2013, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2013, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2010 through August 31, 2012, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Notes to Financial Statements	23

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

At August 31, 2013, the following Fund had net tax basis capital loss carryforwards, which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first, as follows:

	Expiration Year
	8/31/2014	8/31/2015	8/31/2016	8/31/2017	8/31/2018	Non-Expiring Short Term	Non-Expiring Long Term	Total
U.S. Government Money Market Fund	$2,635	$—	$—	$—	$—	$—	$—	$2,635

During the period ended August 31, 2013, $8,920 of capital loss carryforward expired for U.S. Government Money Market Fund.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For the period ended August 31, 2013, the Funds’ components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

	Money Market Fund	U.S. Government Money Market Fund

Components of Distributable Earnings:
Undistributed Ordinary Income	$307,116	$285

Tax Composition of Distributions:
Ordinary Income	$249,990	$—

Dividends and Distributions to Shareholders

The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Each Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and U.S. GAAP.

The amount and character of income and gains to be distributed are determined in accordance with federal income tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to capital loss carryforwards.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all funds of the Investment Company based principally on their relative average net assets.

Repurchase Agreements

A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed-upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities. In most cases, repurchase transactions must be collateralized initially at a minimum of 102% of the repurchase price, but in no event less than 100% of the repurchase price. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the

24	Notes to Financial Statements

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve losses, costs or delays. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Funds’ investment adviser.

Contractual Obligation/Indemnification

Under the Investment Company’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Funds enter into contracts that contain a variety of representations and obligations, including general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

3.	Related Party Transactions, Fees and Expenses

Adviser and Affiliates

SSgA Funds Management, Inc. (the “Adviser”), manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Investment Company and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of each Fund in accordance with its investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Adviser, calculated daily and paid monthly at the annual rate of 0.25% of their daily net assets.

The Adviser is contractually obligated until December 31, 2013 to waive its management fee on the Money Market Fund and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.40% of average daily net assets on an annual basis. For the period ended August 31, 2013, there were no contractual waivers or reimbursements for the Money Market Fund. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to maintain a minimum net yield for a Fund (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with SSgA Funds relating to the Voluntary Reduction, the Money Market Fund and the U.S. Government Money Market Fund, respectively, have agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A Fund will not be obligated to reimburse the Adviser: more than three years after the end of the fiscal year for the Fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; to the extent that the amount of such reimbursement would cause the Fund’s net yield to fall below the Fund’s minimum net yield; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a Fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser could negatively impact the Money Market Fund’s and the U.S. Government Money Market Fund’s future yield. There is no guarantee that either the Money Market Fund or the U.S. Government Money Market Fund will be able to avoid a negative yield. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from a Fund, without limitation. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the period ended August 31, 2013, the Adviser waived $6,490,477 of its fee and reimbursed $0 of expenses on the Money Market Fund and waived $9,125,982 of its fee and reimbursed $168,415 of expenses on the U.S. Government Money Market Fund. Voluntary reductions subject to potential recovery by year of expiration are as follows:

Expiration	Money Market Fund	U.S. Government Money Market Fund

8/31/15	$265,443	$695,151
8/31/16	$6,490,477	$9,294,397

Notes to Financial Statements	25

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

Boston Financial Data Services, Inc. (“BFDS”) serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund. BFDS is a joint venture of DST Systems, Inc., and State Street Corporation.

State Street Bank and Trust Company (“State Street”) provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation. In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. The custody credits are included in the expense reductions in the Statements of Operations. For the period ended August 31, 2013, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amount Paid

Money Market Fund	$1,869
U.S. Government Money Market Fund	75,828

Administrator

State Street (the “Administrator”) serves as the Investment Company’s Administrator, pursuant to an administration agreement dated January 1, 2013 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company’s operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Investment Company: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Investment Company pays additional fees to the Administrator for certain services and reimburses the Administrator for out-of-pocket expenses. Prior to January 1, 2013, Russell Fund Services Company (“RFSC”) served as administrator at an annual fee based on the following percentages of the average daily net assets of all of the Investment Company’s money market portfolios: $0 to $15 billion — 0.0315%; over $15 billion — 0.029%. In addition, RFSC charged a flat fee of $30,000 per year per Fund with less than $500 million in assets under management.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Investment Company pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Funds. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

The Investment Company has adopted a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has shareholder service agreements with State Street and the following entities related to State Street: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”), High Net Worth Services Division of State Street (“High Net Worth Services”) and Wealth Management Systems (collectively, the “Agents”), as well as several unaffiliated service providers. For these services, each Institutional Class pays 0.025% to State Street and a maximum of 0.175% to each of the affiliated Agents, based on the average daily value of all Institutional Class shares held by or for customers of these Agents. For the period ended August 31, 2013, each Fund paid the following shareholder servicing expenses to the Agents:

26	Notes to Financial Statements

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

	State Street	SSGM	Fiduciary Investor Services	High Net Worth Services	Wealth Management Systems

Money Market Fund	$1,059,695	$948,155	$—	$146,520	$177,159
U.S. Government Money Market Fund	906,159	89,410	—	1,054,215	108,785

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of a Fund on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of a Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The Funds’ responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the Funds’ shareholders have the right, however, to terminate the Plan and all payments there under at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan’s termination or discontinuation. As of August 31, 2013, the Money Market Fund and the U.S. Government Money Market Fund had no carryover expenses.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company based upon their relative net assets.

Accrued fees payable to affiliates and trustees as of August 31, 2013 were as follows:

	Money Market Fund	U.S. Government Money Market Fund

Advisory fees	$2,378,093	$1,602,495
Administrative fees	178,440	120,148
Custodian fees	62,670	65,828
Distribution fees	146,147	53,354
Shareholder servicing fees	339,166	197,435
Transfer agent fees	19,548	12,244
Trustees’ fees	32,791	21,315

	$3,156,855	$2,072,819

4.	Fund Share Transactions (On a Constant Dollar Basis)

	Year Ended August 31, 2013	Year Ended August 31, 2012

Money Market Fund
Proceeds from shares sold	$49,015,724,173	$45,666,000,327
Proceeds from reinvestment of distributions	100,866	179,887
Payments for shares redeemed	(49,071,382,386)	(46,745,191,669)

Total net increase (decrease)	$(55,557,347)	$(1,079,011,455)

U.S. Government Money Market Fund
Proceeds from shares sold	$40,079,629,827	$40,291,047,092
Proceeds from reinvestment of distributions	—	5,712
Payments for shares redeemed	(39,778,962,007)	(40,717,180,641)

Total net increase (decrease)	$300,667,820	$(426,127,837)

Notes to Financial Statements	27

SSgA

Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

5.	Interfund Lending Program

The Funds participate in a joint lending and borrowing facility. Funds of the Investment Company may borrow money from the Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the Money Market Fund could result in additional borrowing costs. For the period ended August 31, 2013, the Funds did not utilize the Interfund Lending Program.

6.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statements of Assets and Liabilities.

7.	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2011-11 (ASU 2011-11) “Disclosures about Offsetting Assets and Liabilities.” These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, clarified Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. As described above, ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the implications of ASU 2013-01 and its impact on financial statement disclosures.

8.	Subsequent Events

Management has evaluated events and transactions that may have occurred since August 31, 2013, through the date the financial statements were issued, that would merit recognition or additional disclosure in the financial statements. During this review nothing was discovered which would require disclosure within the financial statements.

28	Notes to Financial Statements

SSgA

Money Market Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA Money Market Fund and SSgA U.S. Government Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA Money Market Fund and SSgA U.S. Government Money Market Fund (the “Funds”) (two of the funds comprising the SSgA Funds) as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 30, 2013

Report of Independent Registered Public Accounting Firm	29

SSgA

Money Market Funds

Tax Information — August 31, 2013 (Unaudited)

For the tax year ended August 31, 2013, the Money Market Fund hereby designates 98.82% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

For the tax year ended August 31, 2013, the U.S. Government Money Market Fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

Form 1099-DIV mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013.

Please consult a tax adviser for questions about federal or state income tax laws.

30	Tax Information

SSgA

Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory Agreements1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser or sub-adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), including a majority of the Independent Trustees of the Trust, met on March 23, 2013 and on April 22 and 23, 2013 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSgA Funds Management, Inc. (the “Adviser”). Prior to voting on the proposal, the Board reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2012, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including their investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

1	Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	31

SSgA

Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of the Code of Ethics adopted by the Adviser, together with information relating to compliance with and the administration of such Code;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Adviser.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;

•

Additional data requested from an independent provider of investment company data by the Independent Trustees on (a) the SSgA Funds money market portfolios to determine the magnitude to which the absolute difference in yields separated the better performing from the poorer performing funds; and (b) the SSgA Funds quantitative equity portfolios to determine how they performed in the larger universe;

•

Draft responses to letters dated February 14, 2013 from Joseph P. Barri, LLC (counsel to the Independent Trustees), and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Excerpts from the Funds’ most recent Prospectuses, statements of Additional Information and Annual reports for the fiscal year ended August 31, 2012, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2012;

•

Lipper materials dated March 2013, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

32	Basis for Approval of Investment Advisory Contracts

SSgA

Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 23, 2013 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective May 1, 2013, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2012.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Basis for Approval of Investment Advisory Contracts	33

SSgA

Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

34	Basis for Approval of Investment Advisory Contracts

SSgA

Money Market Funds

Shareholder Requests for Additional Information — August 31, 2013

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	35

SSgA

Money Market Funds

Disclosure of Information about Fund Trustees and Officers — August 31, 2013 (Unaudited)

The table below includes information about the Trustees of the SSgA Funds, including their:

•	business addresses and ages;
•	principal occupations during the past five years; and
•	other directorships of publicly traded companies or funds.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills[1]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	• Trustee since 2013	• May 2008 to Present, • President and Chief Executive Officer of State Street Global Advisors; • 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; • Board of Directors, United Way of Massachusetts Bay; • Board of Directors of Middlesex School; • Incorporator, Cardigan Mountain School	12	None.
INDEPENDENT TRUSTEES:
William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	• Independent Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, Qualified Legal and Compliance Committee (“QLCC”)	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	12	Director, Marshall Financial Group, Inc.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	• Independent Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC

• 2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts;

• 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm);

• 1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company);

• 1998 to Present, Independent Director, SSgA Liquidity PLC (formerly, SSgA Cash Management Fund PLC);

• January 2009 to Present, Independent Director, SSgA Fixed Income PLC; and

• January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.

• 2011 to Present, Independent Director, SSgA SPDR ETFs Europe 1 PLC and (since 2012) Chairman.

			12	Board Director and Chairman, SPDR Europe 1 PLC Board (2011–Present); Board Director and Chairman, SPDR Europe II, PLC (2013–Present).

36	Disclosure of Information about Fund Trustees and Officers

SSgA

Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2013 (Unaudited)

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills[1]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES: (continued)
Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	• Independent Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

• March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

• 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

• 1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

• September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

• 1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

• 2003 to 2009, Trustee, Gettysburg College.

			12	None.

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	• Independent Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund PLC; • Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	12	None.

1	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The table below includes information about the Officers of the SSgA Funds, including their:

•	business addresses and ages; and
•	principal occupations during the past five years.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	• President and Principal Executive Officer since October 2012

• June 2012 to Present, President and Director, SSgA Funds Management, Inc.;

• May 2010 to June 2012, Chief Operating Officer, SSgA Funds Management, Inc.;

• 1992 to 2012, Senior Managing Director, SSgA Funds Management, Inc.

• 1992 to Present, Senior Managing Director, State Street Global Advisors

Disclosure of Information about Fund Trustees and Officers	37

SSgA

Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2013 (Unaudited)

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	• Vice President since October 2012	• March 2008 to Present, Vice President SSgA Funds Management, Inc. • November 2005 to Present, Vice President, State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1974	• Chief Compliance Officer since April 2011

• July 2012 to Present, Head of UK Compliance, State Street Bank and Trust Company

• July 2008 to 2012, Vice President, SSgA Funds Management, Inc.;

• July 2008 to 2012, Vice President, State Street Global Advisers; and

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1964	• Treasurer and Principal Accounting Officer since January 2013	• 2002 to Present, Vice President of State Street Bank and Trust Company.

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	• Secretary since April 2013	• 2009 to Present, Vice President and Managing Counsel, State Street Bank and Trust Company; • 2006 to 2009, Vice President and Counsel, PNC Global Investment Servicing (US), Inc.

38	Disclosure of Information about Fund Trustees and Officers

SSgA

Money Market Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Marshall

Patrick J. Riley, Chairman

Richard D. Shirk

Bruce D. Taber

Officers

Ellen M. Needham, President, Chief Executive Officer and Principal Executive Officer

Laura F. Dell, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President

Jacqueline Angell, Chief Compliance Officer

David James, Secretary and Chief Legal Officer

Chad C. Hallett, Assistant Treasurer

Caroline Connolly, Assistant Treasurer

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171
Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Distributor:    State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as administrator, custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers	39

SSGAMMFDAR

INSTITUTIONAL MONEY MARKET FUNDS

U.S. Treasury Money Market Fund

Prime Money Market Fund

Annual Report

August 31, 2013

SSgA Funds

Institutional Money Market Funds

Annual Report

August 31, 2013

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or another governmental agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

This page has been intentionally left blank.

SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2013 Annual Report for the SSgA Institutional Money Market Funds. The Annual Report provides information about the Funds, including performance data and related financial statements.

Over the past 12 months, the U.S. economic recovery has gained traction, and even some steam. No longer nagged by the uncertainties of a presidential election year and sun-setting tax policies, U.S. equities posted solid performance and, along with the considerable recovery in the housing markets, fueled positive consumer sentiment. However, in a reminder that volatility may not be totally behind us, the Federal Reserve’s mere suggestion this spring that it would soon consider tapering its unprecedented bond-buying program ignited a week-long tumble for all major U.S. indexes. Nonetheless, with the market able to absorb the news of the impending policy shift, we believe that the economic recovery, although not robust by historical standards, finally can be categorized as sustainable.

Most recently, the market was tested by the political uncertainty resulting from the partial government shutdown and debt ceiling impasse in Washington D.C. At this writing, as Congress has negotiated only a temporary solution to end the stalemate and raise the debt limit, fiscal challenges remain here at home, as well as around the globe.

We hope that you find the enclosed information useful and thank you for the confidence that you have placed in the SSgA Funds.

Sincerely,

Ellen Needham

President

SSgA Funds

President’s Letter	3

This page has been intentionally left blank.

SSgA

U.S. Treasury Money Market Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$1,000.00	$1,024.85
Expenses Paid During Period*	$0.35	$0.36

*	Expenses are equal to the Fund’s annualized expense ratio of 0.07% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

U.S. Treasury Money Market Fund	5

SSgA

U.S. Treasury Money Market Fund

Schedule of Investments — August 31, 2013

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Treasury Debt - 71.1%
U.S. Treasury Bill	72,000,000	0.045	09/05/13	71,999,640
U.S. Treasury Bill	128,000,000	0.048	09/05/13	127,999,324
U.S. Treasury Bill	75,000,000	0.128	09/05/13	74,998,938
U.S. Treasury Bill	175,000,000	0.050	09/12/13	174,997,326
U.S. Treasury Bill	100,000,000	0.115	09/12/13	99,996,486
U.S. Treasury Bill	250,000,000	0.048	09/19/13	249,994,063
U.S. Treasury Bill	100,000,000	0.110	09/19/13	99,994,500
U.S. Treasury Bill	212,000,000	0.038	09/26/13	211,994,479
U.S. Treasury Bill	88,000,000	0.040	09/26/13	87,997,556
U.S. Treasury Bill	95,000,000	0.058	09/26/13	94,996,207
U.S. Treasury Bill	107,000,000	0.060	09/26/13	106,995,542
U.S. Treasury Bill	125,000,000	0.110	09/26/13	124,990,451
U.S. Treasury Bill	175,000,000	0.053	10/03/13	174,991,833
U.S. Treasury Bill	100,000,000	0.108	10/03/13	99,990,444
U.S. Treasury Bill	100,000,000	0.050	10/10/13	99,994,583
U.S. Treasury Bill	150,000,000	0.100	10/10/13	149,983,750
U.S. Treasury Bill	225,000,000	0.043	10/17/13	224,987,781
U.S. Treasury Bill	150,000,000	0.090	10/17/13	149,982,750
U.S. Treasury Bill	200,000,000	0.038	10/24/13	199,988,959
U.S. Treasury Bill	300,000,000	0.085	10/24/13	299,962,458
U.S. Treasury Bill	75,000,000	0.040	11/07/13	74,994,417
U.S. Treasury Bill	150,000,000	0.085	11/07/13	149,976,271
U.S. Treasury Bill	75,000,000	0.055	11/14/13	74,991,521
U.S. Treasury Bill	200,000,000	0.053	11/21/13	199,976,375
U.S. Treasury Bill	100,000,000	0.080	12/05/13	99,978,889
U.S. Treasury Bill	100,000,000	0.093	01/02/14	99,968,396
U.S. Treasury Bill	100,000,000	0.080	01/09/14	99,971,111
U.S. Treasury Bill	225,000,000	0.073	01/16/14	224,937,921
U.S. Treasury Bill	100,000,000	0.073	01/23/14	99,971,000
U.S. Treasury Bill	175,000,000	0.065	01/30/14	174,952,288
U.S. Treasury Bill	91,000,000	0.075	02/06/14	90,970,046
U.S. Treasury Bill	84,000,000	0.078	02/06/14	83,971,428
U.S. Treasury Bill	75,000,000	0.075	02/13/14	74,974,219
U.S. Treasury Bill	100,000,000	0.078	02/13/14	99,964,479

Total Treasury Debt (amortized cost $4,576,435,431)				4,576,435,431

Total Investments - 71.1% (amortized cost $4,576,435,431)				4,576,435,431

Repurchase Agreements - 24.9%
Treasury Repurchase Agreements - 24.9%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $50,000,000 dated August 30, 2013 at 0.020% to be repurchased at $50,000,111 on September 3, 2013, collateralized by: $50,813,400 par various United States Government Treasury Obligations valued at $51,001,100.				50,000,000
Agreement with BNP Paribas and The Bank of New York Mellon Corp. (Tri-Party) of $250,000,000 dated August 30, 2013 at 0.040% to be repurchased at $250,001,111 on September 3, 2013, collateralized by: $260,387,300 par various United States Government Treasury Obligations valued at $255,000,093.				250,000,000

6	U.S. Treasury Money Market Fund

SSgA

U.S. Treasury Money Market Fund

Schedule of Investments, continued — August 31, 2013

Value $
Agreement with Calyon Financial, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $136,000,000 dated August 30, 2013 at 0.050% to be repurchased at $136,000,756 on September 3, 2013, collateralized by: $133,120,000 par various United States Government Treasury Obligations valued at $138,720,004.	136,000,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $100,000,000 dated August 30, 2013 at 0.030% to be repurchased at $100,000,417 on September 4, 2013, collateralized by: $100,066,500 par various United States Government Treasury Obligations valued at $102,000,109.	100,000,000
Agreement with HSBC Securities USA, Inc. and JPMorgan Chase & Co. (Tri-Party) of $125,000,000 dated August 30, 2013 at 0.020% to be repurchased at $125,000,278 on September 3, 2013, collateralized by: $112,285,500 par various United States Government Treasury Obligations valued at $127,501,414.	125,000,000
Agreement with HSBC Securities USA, Inc. and JPMorgan Chase & Co. (Tri-Party) of $200,000,000 dated August 30, 2013 at 0.020% to be repurchased at $200,000,556 on September 4, 2013, collateralized by: $202,591,400 par various United States Government Treasury Obligations valued at $204,000,539.	200,000,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $35,000,000 dated August 30, 2013 at 0.070% to be repurchased at $35,000,272 on September 3, 2013, collateralized by: $35,152,400 par various United States Government Treasury Obligations valued at $35,700,077.	35,000,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $50,000,000 dated August 30, 2013 at 0.020% to be repurchased at $50,000,111 on September 3, 2013, collateralized by: $45,806,400 par various United States Government Treasury Obligations valued at $51,000,080.	50,000,000
Agreement with Morgan Stanley and The Bank of New York Mellon Corp. (Tri-Party) of $24,000,000 dated August 30, 2013 at 0.040% to be repurchased at $24,000,107 on September 3, 2013, collateralized by: $23,914,500 par various United States Government Treasury Obligations valued at $24,480,055.	24,000,000
Agreement with RBC Capital Markets and The Bank of New York Mellon Corp. (Tri-Party) of $200,000,000 dated August 30, 2013 at 0.040% to be repurchased at $200,000,889 on September 3, 2013, collateralized by: $202,363,200 par various United States Government Treasury Obligations valued at $204,000,081.	200,000,000
Agreement with RBS Securities, Inc. and JPMorgan Chase & Co. (Tri-Party) of $100,000,000 dated August 30, 2013 at 0.040% to be repurchased at $100,000,444 on September 3, 2013, collateralized by: $102,315,000 par various United States Government Treasury Obligations valued at $102,001,675.	100,000,000
Agreement with Societe Generale and The Bank of New York Mellon Corp. (Tri-Party) of $180,000,000 dated August 30, 2013 at 0.050% to be repurchased at $180,001,000 on September 3, 2013, collateralized by: $169,168,900 par various United States Government Treasury Obligations valued at $183,600,014.	180,000,000

U.S. Treasury Money Market Fund	7

SSgA

U.S. Treasury Money Market Fund

Schedule of Investments, continued — August 31, 2013

Value $
Agreement with UBS Warburg and The Bank of New York Mellon Corp. (Tri-Party) of $156,000,000 dated August 30, 2013 at 0.040% to be repurchased at $156,000,693 on September 3, 2013, collateralized by: $157,705,900 par various United States Government Treasury Obligations valued at $159,120,063.	156,000,000

Total Treasury Repurchase Agreements (identified cost $1,606,000,000)	1,606,000,000

Total Repurchase Agreement (identified cost $1,606,000,000)	1,606,000,000

Total Investments and Repurchase Agreements - 96.0% (a) (cost $6,182,435,431) (b)	6,182,435,431

Other Assets and Liabilities, Net - 4.0%	258,376,521

Net Assets - 100.0%	6,440,811,952

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the coupon rate column.
(a)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs. (Note 2)
(b)	The identified cost for Federal income tax purposes.

Presentation of Portfolio Holdings — August 31, 2013

Categories	% of Net Assets

Treasury Debt	71.1
Repurchase Agreements	24.9

Total Investments and Repurchase Agreements	96.0
Other Assets and Liabilities, Net	4.0

100.0

See accompanying notes which are an integral part of the financial statements.

8	U.S. Treasury Money Market Fund

SSgA

Prime Money Market Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$1,000.10	$1,024.19
Expenses Paid During Period*	$1.01	$1.02

*	Expenses are equal to the Fund’s annualized expense ratio of 0.20% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived, reimbursed and/or other credits. Without the waiver, reimbursement and/or other credits, expenses would have been higher.

Prime Money Market Fund	9

SSgA

Prime Money Market Fund

Schedule of Investments — August 31, 2013

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Asset Backed Commercial Paper - 4.3%
Kells Funding LLC (a)	50,000,000	0.220	09/05/13	49,998,777
Kells Funding LLC (a)	50,000,000	0.223	09/23/13	49,993,278
Kells Funding LLC (a)	25,000,000	0.200	10/17/13	24,993,611
Kells Funding LLC (a)	25,000,000	0.210	10/25/13	24,992,125
Kells Funding LLC (a)	50,000,000	0.220	11/07/13	49,979,528
Northern Pines Funding LLC (a)	135,000,000	0.243	09/10/13	134,991,900

Total Asset Backed Commercial Paper (amortized cost $334,949,219)				334,949,219

Certificates of Deposit - 47.2%
Bank of Montreal	95,000,000	0.180	09/05/13	95,000,000
Bank of Montreal (next reset date 09/18/13) (b)	100,000,000	0.264	02/14/14	100,000,000
Bank of Nova Scotia (next reset date 09/09/13) (b)	130,000,000	0.256	02/04/14	130,000,000
Bank of Tokyo - Mitsubishi	335,000,000	0.230	10/23/13	335,000,000
Barclays Bank	175,000,000	0.396	09/03/13	175,000,000
Barclays Bank	50,000,000	0.270	01/06/14	50,000,000
Barclays Bank (next reset date 09/13/13) (b)	100,000,000	0.295	12/13/13	100,000,000
BNP Paribas	125,000,000	0.290	11/08/13	125,000,000
Branch Bank & Trust	37,000,000	0.190	09/23/13	37,000,000
Branch Bank & Trust	55,000,000	0.190	09/24/13	55,000,000
Canadian Imperial Bank of Commerce (next reset date 09/05/13) (b)	75,000,000	0.286	02/03/14	75,000,000
Deutsche Bank AG	200,000,000	0.255	09/27/13	200,000,000
ING Bank NV	300,000,000	0.250	12/20/13	300,000,000
Lloyds TSB Bank	50,000,000	0.190	10/23/13	50,000,000
National Australia Bank Ltd.	100,000,000	0.282	09/30/13	100,000,000
National Australia Bank Ltd.	100,000,000	0.291	09/30/13	100,000,000
Norinchukin Bank	200,000,000	0.150	09/19/13	200,000,000
Norinchukin Bank	50,000,000	0.150	09/25/13	50,000,000
Norinchukin Bank	75,000,000	0.150	09/27/13	75,000,000
Rabobank Nederland NV	200,000,000	0.300	10/09/13	200,000,000
Royal Bank of Canada	36,300,000	0.324	09/06/13	36,300,000
Royal Bank of Canada (next reset date 09/09/13) (b)	44,000,000	0.305	04/09/14	44,000,000
Royal Bank of Canada (next reset date 09/16/13) (b)	24,000,000	0.304	04/16/14	24,000,000
Skandinaviska Enskilda Banken AB	32,000,000	0.250	01/31/14	32,000,000
Skandinaviska Enskilda Banken AB (next reset date 09/04/13) (b)	190,000,000	0.311	12/27/13	190,000,000
Standard Chartered Bank	13,000,000	0.220	11/22/13	13,000,000
Sumitomo Mitsui Banking Corp.	200,000,000	0.230	09/06/13	200,000,000
Sumitomo Mitsui Banking Corp.	130,000,000	0.220	09/19/13	130,000,000
Svenska Handelsbanken AB	120,000,000	0.215	11/05/13	120,001,083
Swedbank AB (next reset date 09/05/13) (b)	101,000,000	0.356	11/05/13	101,000,000
UBS AG (next reset date 09/30/13) (b)	174,838,000	0.262	10/28/13	174,838,000
Westpac Banking Corp. (next reset date 10/17/13) (b)	45,000,000	0.318	01/17/14	44,999,149

Total Certificates of Deposit (amortized cost $3,662,138,232)				3,662,138,232

Financial Company Commercial Paper - 13.1%
Caisse des Depots et Consignations (a)	31,000,000	0.220	09/03/13	30,999,621
Caisse des Depots et Consignations (a)	60,000,000	0.218	09/06/13	59,998,208
Caisse des Depots et Consignations (a)	50,000,000	0.205	11/20/13	49,977,222
Collateralized Commercial Paper Co. LLC (a)	100,000,000	0.315	01/06/14	99,890,639

10	Prime Money Market Fund

SSgA

Prime Money Market Fund

Schedule of Investments, continued — August 31, 2013

	Principal Amount ($) or Shares	Rate % (#)	Date of Maturity	Value $
Collateralized Commercial Paper Co. LLC	85,000,000	0.270	01/07/14	84,918,400
Commonwealth Bank of Australia (next reset date 10/11/13) (a)(b)	64,000,000	0.299	07/03/14	64,000,000
DnB Bank ASA (a)	200,000,000	0.215	11/13/13	199,912,806
HSBC Bank PLC (next reset date 11/05/13) (a)(b)	24,000,000	0.316	02/05/14	23,999,066
HSBC Bank PLC (next reset date 11/07/13) (a)(b)	16,000,000	0.315	02/07/14	15,999,861
Lloyds Bank PLC	50,000,000	0.203	09/24/13	49,993,611
Nationwide Building Society	17,000,000	0.233	10/03/13	16,996,524
Nordea Bank AB (a)	190,000,000	0.175	10/29/13	189,946,431
Skandinaviska Enskilda Banken AB (a)	43,000,000	0.250	01/23/14	42,957,000
Toyota Motor Credit Corp.	50,000,000	0.170	01/13/14	49,968,361
Westpac Banking Corp. (next reset date 10/21/13) (a)(b)	40,000,000	0.316	01/21/14	40,000,000

Total Financial Company Commercial Paper (amortized cost $1,019,557,750)				1,019,557,750

Other Notes - 9.5%
Bank of America NA	75,000,000	0.260	11/20/13	75,000,000
Bank of America NA	50,000,000	0.260	10/16/13	50,000,000
Bank of America NA	75,000,000	0.260	09/27/13	75,000,000
JPMorgan Chase Bank NA (next reset date 09/07/13) (b)	60,000,000	0.355	09/07/14	60,000,000
JPMorgan Chase Bank NA (next reset date 10/22/13) (b)	35,000,000	0.346	09/22/14	35,000,000
Natixis	50,000,000	0.100	09/03/13	50,000,000
Societe Generale	276,000,000	0.080	09/03/13	276,000,000
Svenska Handelsbanken AB (next reset date 09/27/13) (a)(b)	40,000,000	0.294	02/27/14	40,000,000
Toyota Motor Credit Corp.	21,070,000	0.324	09/09/13	21,070,000
Wells Fargo Bank NA (next reset date 09/20/13) (b)	58,000,000	0.324	09/19/14	58,000,000

Total Other Notes (amortized cost $740,070,000)				740,070,000

Total Investments - 74.1% (amortized cost $5,756,715,201)				5,756,715,201

Repurchase Agreements - 25.9%
Government Agency Repurchase Agreements - 15.2%
Agreement with BNP Paribas and The Bank of New York Mellon Corp. (Tri-Party) of $325,000,000 dated August 30, 2013 at 0.050% to be repurchased at $325,001,806 on September 3, 2013, collateralized by: $709,760,887 par various United States Government Mortgage Agency Obligations valued at $331,500,001.				325,000,000
Agreement with Goldman Sachs & Co. and The Bank of New York Mellon Corp. (Tri-Party) of $150,000,000 dated August 30, 2013 at 0.040% to be repurchased at $150,000,833 on September 4, 2013, collateralized by: $749,632,344 par various United States Government Mortgage Agency Obligations valued at $153,000,000.				150,000,000
Agreement with HSBC Securities USA, Inc. and JPMorgan Chase & Co. (Tri-Party) of $76,000,000 dated August 30, 2013 at 0.060% to be repurchased at $76,000,507 on September 3, 2013, collateralized by: $92,626,872 par various United States Government Mortgage Agency Obligations valued at $77,523,031.				76,000,000

Prime Money Market Fund	11

SSgA

Prime Money Market Fund

Schedule of Investments, continued — August 31, 2013

Value $
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $50,000,000 dated August 30, 2013 at 0.060% to be repurchased at $50,000,333 on September 3, 2013, collateralized by: $51,167,900 par various United States Government Mortgage Agency Obligations valued at $51,000,005.	50,000,000
Agreement with RBS Securities, Inc. and JPMorgan Chase & Co. (Tri-Party) of $175,000,000 dated August 30, 2013 at 0.050% to be repurchased at $175,000,972 on September 3, 2013, collateralized by: $166,602,000 par various United States Government Mortgage Agency Obligations valued at $178,504,716.	175,000,000
Agreement with Societe Generale and The Bank of New York Mellon Corp. (Tri-Party) of $350,000,000 dated August 30, 2013 at 0.070% to be repurchased at $350,002,722 on September 3, 2013, collateralized by: $579,762,789 par various United States Government Mortgage Agency Obligations valued at $357,000,000.	350,000,000
Agreement with UBS Warburg and The Bank of New York Mellon Corp. (Tri-Party) of $60,000,000 dated August 30, 2013 at 0.050% to be repurchased at $60,000,333 on September 3, 2013, collateralized by: $149,494,414 par various United States Government Mortgage Agency Obligations valued at $61,200,000.	60,000,000

Total Government Agency Repurchase Agreements (identified cost $1,186,000,000)	1,186,000,000

Treasury Repurchase Agreements - 10.7%
Agreement with Barclays Capital, Inc. and The Bank of New York Mellon Corp. (Tri-Party) of $243,000,000 dated August 30, 2013 at 0.040% to be repurchased at $243,001,080 on September 3, 2013, collateralized by: $248,093,400 par various United States Government Treasury Obligations valued at $247,860,089.	243,000,000
Agreement with Deutsche Bank AG and The Bank of New York Mellon Corp. (Tri-Party) of $255,000,000 dated August 30, 2013 at 0.020% to be repurchased at $255,000,567 on September 3, 2013, collateralized by: $258,152,800 par various United States Government Treasury Obligations valued at $260,100,077.	255,000,000
Agreement with HSBC Securities USA, Inc. and JPMorgan Chase & Co. (Tri-Party) of $150,000,000 dated August 30, 2013 at 0.020% to be repurchased at $150,000,333 on September 3, 2013, collateralized by: $156,656,178 par various United States Government Treasury Obligations valued at $153,001,720.	150,000,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $50,000,000 dated August 30, 2013 at 0.020% to be repurchased at $50,000,111 on September 3, 2013, collateralized by: $50,217,700 par various United States Government Treasury Obligations valued at $51,000,096.	50,000,000
Agreement with Merrill Lynch and The Bank of New York Mellon Corp. (Tri-Party) of $50,000,000 dated August 30, 2013 at 0.070% to be repurchased at $50,000,681 on September 6, 2013, collateralized by: $45,567,900 par various United States Government Treasury Obligations valued at $51,000,069.	50,000,000

12	Prime Money Market Fund

SSgA

Prime Money Market Fund

Schedule of Investments, continued — August 31, 2013

Value $
Agreement with RBS Securities, Inc. and JPMorgan Chase & Co. (Tri-Party) of $81,000,000 dated August 30, 2013 at 0.040% to be repurchased at $81,000,360 on September 3, 2013, collateralized by: $83,860,000 par various United States Government Treasury Obligations valued at $82,622,825.	81,000,000

Total Treasury Repurchase Agreements (identified cost $829,000,000)	829,000,000

Total Repurchase Agreement (identified cost $2,015,000,000)	2,015,000,000

Total Investments and Repurchase Agreements - 100.0% (c) (cost $7,771,715,201) (d)	7,771,715,201

Other Assets and Liabilities, Net - 0.0% (e)	(249,792)

Net Assets - 100.0%	7,771,465,409

Footnotes:

#	For purposes of this report, for non-interest bearing Commercial Paper and Discount Notes, the discount rate at purchase is used to populate the coupon rate column.
(a)	Restricted security Rule (144A) or Section 4 (2) commercial paper. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(b)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(c)	Unless otherwise indicated, the values of securities of the Fund are determined based on Level 2 inputs. (Note 2)
(d)	The identified cost for Federal income tax purposes.
(e)	Less than 0.05% of net assets.

Presentation of Portfolio Holdings — August 31, 2013

Categories	% of Net Assets

Asset Backed Commercial Paper	4.3
Certificates of Deposit	47.2
Financial Company Commercial Paper	13.1
Other Notes	9.5
Repurchase Agreements	25.9

Total Investments and Repurchase Agreements	100.0
Other Assets and Liabilities, Net	(—	)*

	100.0

*	Less than 0.05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Prime Money Market Fund	13

SSgA

Institutional Money Market Funds

Statements of Assets and Liabilities — August 31, 2013

	U.S. Treasury Money Market Fund	Prime Money Market Fund

Assets
Investments, at identified cost	$4,576,435,431	$5,756,715,201
Investments at amortized cost which approximates value	4,576,435,431	5,756,715,201
Repurchase agreements at cost which approximates value	1,606,000,000	2,015,000,000
Cash	258,543,928	241,197
Receivables:
Dividends and interest	7,374	1,287,522
Fund shares sold	150,000	—
From adviser	2,000,068	607,210
Prepaid expenses	131,527	162,981

Total assets	6,443,268,328	7,774,014,111

Liabilities
Payables:
Fund shares redeemed	297,790	77,414
Accrued fees to affiliates and trustees	2,131,304	2,403,483
Other accrued expenses	27,282	63,336
Income distribution	—	4,469

Total liabilities	2,456,376	2,548,702

Net Assets	$6,440,811,952	$7,771,465,409

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,411	$204,727
Accumulated net realized gain (loss)	12,945	197,989
Shares of beneficial interest	6,440,857	7,771,101
Additional paid-in -capital	6,434,356,739	7,763,291,592

Net Assets	$6,440,811,952	$7,771,465,409

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$1.00	$1.00
Net assets	$6,440,811,952	$7,771,465,409
Shares outstanding ($0.001 par value)	6,440,857,448	7,771,129,365
(a) Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

14	Statements of Assets and Liabilities

SSgA

Institutional Money Market Funds

Statements of Operations — For the Period Ended August 31, 2013

	U.S. Treasury Money Market Fund	Prime Money Market Fund

Investment Income
Interest	$5,011,317	$23,639,131

Total investment income	5,011,317	23,639,131

Expenses
Advisory fees	8,138,145	13,106,974
Administrative fees	1,044,291	1,863,577
Custodian fees	750,559	1,125,005
Distribution fees	872,033	2,221,719
Transfer agent fees	53,908	68,389
Professional fees	88,424	173,394
Registration fees	18,313	20,284
Shareholder servicing fees	1,336,434	2,182,857
Trustees’ fees	184,797	287,485
Insurance fees	151,218	348,143
Printing fees	20,524	43,188
Miscellaneous	98,660	169,076

Expenses before reductions	12,757,306	21,610,091
Expense reductions	(7,745,989)	(4,373,130)

Net expenses	5,011,317	17,236,961

Net investment income (loss)	—	6,402,170

Net Realized Gain (Loss)
Net realized gain (loss) on investments	12,945	197,989

Net Increase (Decrease) in Net Assets from Operations	$12,945	$6,600,159

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	15

SSgA

Institutional Money Market Funds

Statements of Changes in Net Assets — For the Periods Ended August 31,

	U.S. Treasury Money Market Fund		Prime Money Market Fund
	2013	2012	2013	2012

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$—	$—	$6,402,170	$10,776,548
Net realized gain (loss)	12,945	679	197,989	62,503

Net increase (decrease) in net assets from operations	12,945	679	6,600,159	10,839,051

Distributions
From net investment income	—	—	(6,402,170)	(10,776,548)
From net realized gain	—	(21,914)	—	—

Net decrease in net assets from distributions	—	(21,914)	(6,402,170)	(10,776,548)

Share Transactions
Net increase (decrease) in net assets from share transactions	2,052,836,894	(22,182,473)	(4,301,364,826)	2,137,809,217

Total Net Increase (Decrease) in Net Assets	2,052,849,839	(22,203,708)	(4,301,166,837)	2,137,871,720

Net Assets
Beginning of period	4,387,962,113	4,410,165,821	12,072,632,246	9,934,760,526

End of period	$6,440,811,952	$4,387,962,113	$7,771,465,409	$12,072,632,246

Undistributed (overdistributed) net investment income included in net assets	$1,411	$1,363	$204,727	$137,842

See accompanying notes which are an integral part of the financial statements.

16	Statements of Changes in Net Assets

This page has been intentionally left blank.

SSgA

Institutional Money Market Funds

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)		$ Net Realized and Unrealized Gain (Loss)		$ Total from Investment Operations		$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
U.S. Treasury Money Market Fund
August 31, 2013	1.0000	—		—	(c)	—	(c)	—	—
August 31, 2012	1.0000	—		—	(c)	—	(c)	—	—	(c)
August 31, 2011	1.0000	—	(c)	—	(c)	—	(c)	— (c)	—	(c)
August 31, 2010	1.0000	—	(c)	—	(c)	—	(c)	— (c)	—
August 31, 2009	1.0000	0.0011		0.0001		0.0012		(0.0007)	(0.0005)
Prime Money Market Fund
August 31, 2013	1.0000	0.0007		—	(c)	0.0007		(0.0007)	—
August 31, 2012	1.0000	0.0010		—	(c)	0.0010		(0.0010)	—
August 31, 2011	1.0000	0.0012		—	(c)	0.0012		(0.0012)	—
August 31, 2010	1.0000	0.0013		—	(c)	0.0013		(0.0013)	—	(c)
August 31, 2009	1.0000	0.0094		0.0010		0.0104		(0.0104)	—	(c)

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than 0.005%.
(c)	Less than $0.0001 per share.
(d)	Less than 0.005% of average net assets.
(e)	Includes expenses related to the U.S. Treasury Guarantee Program.

See accompanying notes which are an integral part of the financial statements.

18	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return		$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)		% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)

—	1.0000	—		6,440,812	0.09		0.24	—
— (c)	1.0000	—	(d)	4,387,962	0.08		0.25	—
— (c)	1.0000	—	(d)	4,410,166	0.11		0.25	—	(d)
— (c)	1.0000	—	(d)	4,215,084	0.13		0.25	—	(d)
(0.0012)	1.0000	0.12		4,120,408	0.16		0.25	0.11

(0.0007)	1.0000	0.07		7,771,465	0.20		0.25	0.07
(0.0010)	1.0000	0.10		12,072,632	0.20		0.25	0.10
(0.0012)	1.0000	0.12		9,934,761	0.20		0.25	0.12
(0.0013)	1.0000	0.13		12,043,331	0.20		0.26	0.13
(0.0104)	1.0000	1.04		18,404,141	0.23	(e)	0.28	0.94

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	19

SSgA

Institutional Money Market Funds

Notes to Financial Statements — August 31, 2013

1.	Organization

The SSgA Funds (the “Investment Company”) is a series mutual fund, comprised of 12 investment portfolios that were in operation as of August 31, 2013. These financial statements report on two funds: the SSgA U.S. Treasury Money Market Fund and SSgA Prime Money Market Fund (each a “Fund” and collectively referred to as the “Funds”), each of which has distinct investment objectives and strategies. Each Fund is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”). The Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest at a $.001 par value.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

As permitted in accordance with Rule 2a-7 of the 1940 Act, each Fund values portfolio investments using the amortized cost method which approximates fair market value. Under this method, each portfolio instrument is initially valued at cost, and thereafter assumes a constant accretion/amortization to maturity date or next reset date of any discount or premium.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are nonactive, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Short-term instruments purchased by the Funds and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

20	Notes to Financial Statements

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When fair valuation methods are applied that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the footnotes to the Schedule of Investments for each respective Fund.

As of the period ended August 31, 2013, there were no transfers between levels.

Securities Transactions

Securities transactions are recorded on a trade date basis, which in most instances is the same as the settlement date. Realized gains and losses from securities transactions, if any, are recorded on the basis of identified cost which is the same basis used for federal income taxes.

Investment Income

Interest income is recorded daily on an accrual basis and includes amortization of premium and accretion of discount on investments. Premium is amortized and discount is accreted using the straight line method. Distributions received on securities that represent a return on capital or capital gains are recorded as a reduction on cost of investments and/or as a realized gain.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986 (the “Code”), as amended. This requires each Fund to distribute an amount sufficient to avoid any excise tax under Section 4982 of the Code. Therefore, for the period ended August 31, 2013, the Funds paid no federal income taxes and no federal income tax provision was required for the Funds.

Each Fund files a U.S. tax return. At August 31, 2013, the Funds had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ended August 31, 2010 through August 31, 2012, no

Notes to Financial Statements	21

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The Funds may have net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. At August 31, 2013, the Funds had no net tax basis capital loss carryforwards.

For the period ended August 31, 2013, the Funds’ components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

	U.S. Treasury Money Market Fund	Prime Money Market Fund

Components of Distributable Earnings:
Undistributed Ordinary Income	$14,356	$407,185

Tax Composition of Distributions:
Ordinary Income	$—	$6,402,170

Dividends and Distributions to Shareholders

The Funds declare and record dividends on net investment income daily and pay them monthly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains. Each Fund may periodically make reclassifications among certain of its capital accounts without impacting net asset value for differences between federal tax regulations and U.S. GAAP.

The amount and character of income and gains to be distributed are determined in accordance with federal income tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to capital loss carryforwards.

Expenses

Most expenses can be directly attributed to a Fund. Expenses of the Investment Company which cannot be directly attributed to a Fund are allocated among all funds of the Investment Company based principally on their relative average net assets.

Repurchase Agreements

A repurchase agreement customarily obligates the seller at the time it sells securities to the Funds to repurchase the securities at a mutually agreed-upon price and time. The total amount received by the Funds on repurchase is calculated to exceed the price paid by the Funds, reflecting an agreed-upon market rate of interest for the period of time to the settlement date, and is not necessarily related to the interest rate on the underlying securities. The underlying securities are ordinarily United States Government securities. In most cases, repurchase transactions must be collateralized initially at a minimum of 102% of the repurchase price, but in no event less than 100% of the repurchase price. The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities (as a result of its bankruptcy or otherwise) the Funds will seek to dispose of such securities; this action could involve losses, costs or delays. The Funds may enter into repurchase agreements maturing within a specified date with domestic dealers, banks and other financial institutions deemed to be creditworthy by the Funds’ investment adviser.

Contractual Obligation/Indemnification

Under the Investment Company’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Funds enter into contracts that contain a variety of representations and obligations, including general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

22	Notes to Financial Statements

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

3.	Related Party Transactions, Fees and Expenses

Adviser and Affiliates

SSgA Funds Management, Inc. (the “Adviser”) manages the Funds pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Investment Company and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arm of State Street Corporation and its affiliated companies. The Adviser directs the investments of each Fund in accordance with their investment objectives, policies, and limitations. For these services, the Funds pay a fee to the Adviser, calculated daily and paid monthly at the annual rate of 0.15% of its daily average net assets.

The Adviser is contractually obligated until December 31, 2013 to waive 0.05% of its 0.15% management fee on the U.S. Treasury Money Market Fund. Additionally, the Adviser is further contractually obligated until December 31, 2013 to waive its management fee and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.20% of average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the period ended August 31, 2013 were $2,712,388 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

The Adviser is contractually obligated until December 31, 2013 to waive 0.05% of its 0.15% management fee on the Prime Money Market Fund. Additionally, the Adviser is further contractually obligated until December 31, 2013 to waive its management fee and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.20% of average daily net assets on an annual basis. The total amounts of the waiver and reimbursement for the period ended August 31, 2013 were $4,368,985 and $0, respectively. The Adviser does not have the ability to recover these amounts waived or reimbursed from prior periods.

The Adviser also may voluntarily reduce all or a portion of its fees and/or reimburse expenses to the extent necessary to maintain a minimum net yield for a Fund (the “Voluntary Reduction”) which may vary from time to time and from fund to fund in the Adviser’s sole discretion. Under an agreement with SSgA Funds relating to the Voluntary Reduction, the U.S. Treasury Money Market Fund and the Prime Money Market Fund, respectively, have agreed to reimburse the Adviser for the full dollar amount of any Voluntary Reduction beginning on August 1, 2012, subject to certain limitations. A Fund will not be obligated to reimburse the Adviser: more than three years after the end of the fiscal year for the Fund in which the Adviser provided a Voluntary Reduction; in respect of any business day for which the net annualized one-day yield is less than 0.00%; to the extent that the amount of the reimbursement to the Adviser on any day exceeds fifty percent of the yield (net of all expenses, exclusive of the reimbursement) of the Fund on that day; to the extent that the amount of such reimbursement would cause the Fund’s net yield to fall below the Fund’s minimum net yield; or in respect of any fee waivers and/or expense reimbursements that are necessary to maintain a Fund’s contractual total expense limit which is effective at the time of such fee waivers and/or expense reimbursements. A reimbursement to the Adviser could negatively impact the U.S. Treasury Money Market Fund’s and the Prime Money Market Fund’s future yield. There is no guarantee that either the U.S. Treasury Money Market Fund or the Prime Money Market Fund will be able to avoid a negative yield. The Adviser may, in its sole discretion, irrevocably waive receipt of any or all reimbursement amounts due from a Fund, without limitation. Any such waiver or reimbursement would be voluntary and may be revised or cancelled at any time without notice. For the period ended August 31, 2013, the Adviser waived $4,941,980 of its fee and reimbursed $0 of expenses on the U.S. Treasury Money Market Fund and waived $0 of its fee and reimbursed $0 of expenses on the Prime Money Market Fund. Voluntary reductions subject to potential recovery by year of expiration are as follows:

Expiration	U.S. Treasury Money Market Fund	Prime Money Market Fund

8/31/2015	$226,572	$—
8/31/2016	$4,941,980	$—

Notes to Financial Statements	23

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

The SSgA Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in the Prime Money Market Fund. As of August 31, 2013, $10,879,244 represents the investments of other Investment Company funds not presented herein.

Boston Financial Data Services, Inc. (“BFDS”) serves as the Funds’ transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Funds pay annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for each Fund. BFDS is a joint venture of DST Systems, Inc., and State Street Corporation.

State Street Bank and Trust Company (“State Street”) provides custody and fund accounting services to the Funds pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Funds pay State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation. In addition, the Funds have entered into arrangements with State Street whereby custody credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds’ expenses. The custody credits are included in the expense reductions in the Statements of Operations. For the period ended August 31, 2013, the Funds’ custodian fees were reduced by the following amounts under these arrangements:

Amount Paid

U.S. Treasury Money Market Fund	$91,621
Prime Money Market Fund	4,145

Administrator

State Street (the “Administrator”) serves as the Investment Company’s Administrator, pursuant to an administration agreement dated January 1, 2013 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company’s operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net assets of the Investment Company: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Investment Company pays additional fees to the Administrator for certain services and reimburses the Administrator for out-of-pocket expenses. Prior to January 1, 2013, Russell Fund Services Company (“RFSC”) served as administrator at an annual fee based on the following percentages of the average daily net assets of all of the Investment Company’s money market portfolios: $0 to $15 billion — 0.0315%; over $15 billion — 0.029%. In addition, RFSC charged a flat fee of $30,000 per year per Fund with less than $500 million in assets under management.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Investment Company pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Funds. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation.

The Investment Company has entered into a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under this Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

Each Fund has a shareholder servicing agreement with State Street and Wealth Management Systems, an entity related to State Street. For these services, each Fund pays a maximum of 0.025% to State Street, and 0.05% to Wealth Management Systems,

24	Notes to Financial Statements

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

based on the average daily value of all Institutional Class shares held by their clients. For the period ended August 31, 2013, the Funds paid the following shareholder servicing expenses to the Agents:

	State Street	Wealth Management Systems

U.S. Treasury Money Market Fund	$1,356,138	$77,957
Prime Money Market Fund	2,029,290	182,215

The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of a Fund on an annual basis. The shareholder servicing payments shall not exceed 0.20% of the average daily value of net assets of a Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The Funds’ responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the Funds’ shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Funds will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan’s termination or discontinuance. As of August 31, 2013, the U.S. Treasury Money Market Fund and the Prime Money Market Fund had no carryover expenses.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company based upon their relative net assets.

Accrued fees payable to affiliates and trustees as of August 31, 2013 were as follows:

	U.S. Treasury Money Market Fund	Prime Money Market Fund

Advisory fees	$1,752,488	$1,872,181
Administrative fees	198,650	256,374
Custodian fees	52,375	81,561
Distribution fees	11,804	18,843
Shareholder servicing fees	50,536	114,271
Transfer agent fees	11,977	14,223
Trustees’ fees	53,474	46,030

	$2,131,304	$2,403,483

4.	Fund Share Transactions (On a Constant Dollar Basis)

	Years Ended August 31,
	2013	2012

U.S. Treasury Money Market Fund
Proceeds from shares sold	$30,459,523,197	$47,963,371,212
Proceeds from reinvestment of distributions	—	32,739
Payments for shares redeemed	(28,406,686,303)	(47,985,586,424)

Total net increase (decrease)	$2,052,836,894	$(22,182,473)

Notes to Financial Statements	25

SSgA

Institutional Money Market Funds

Notes to Financial Statements, continued — August 31, 2013

	Years Ended August 31,
	2013	2012

Prime Money Market Fund
Proceeds from shares sold	$67,356,334,716	$101,227,618,713
Proceeds from reinvestment of distributions	7,235,088	9,401,147
Payments for shares redeemed	(71,664,934,630)	(99,099,210,643)

Total net increase (decrease)	$(4,301,364,826)	$2,137,809,217

5.	Market, Credit and Counterparty Risk

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by each Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Funds’ exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Funds’ Statements of Assets and Liabilities.

6.	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2011-11 (ASU 2011-11) “Disclosures about Offsetting Assets and Liabilities.” These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, clarified Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. As described above, ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the implications of ASU 2013-01 and its impact on financial statement disclosures.

7.	Subsequent Events

Management has evaluated events and transactions that may have occurred since August 31, 2013, through the date the financial statements were issued, that would merit recognition or additional disclosure in the financial statements. During this review nothing was discovered which would require disclosure within the financial statements.

26	Notes to Financial Statements

SSgA

Institutional Money Market Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA U.S. Treasury Money Market Fund and SSgA Prime Money Market Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of SSgA U.S. Treasury Money Market Fund and SSgA Prime Money Market Fund (the “Funds”) (two of the funds comprising the SSgA Funds) as of August 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 30, 2013

Report of Independent Registered Public Accounting Firm	27

SSgA

Institutional Money Market Funds

Tax Information — August 31, 2013 (Unaudited)

For the tax year ended August 31, 2013, the U.S. Treasury Money Market Fund hereby designates 100% or the maximum amount allowable, of its net taxable income as qualified interest income taxed at individual ordinary income rates.

For the tax year ended August 31, 2013, the Prime Money Market Fund hereby designates 98.74% or the maximum amount allowable of its net taxable income as qualified interest income taxed at individual ordinary income rates.

Form 1099-DIV mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013.

Please consult a tax adviser for questions about federal or state income tax laws.

28	Tax Information

SSgA

Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory Agreements1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser or sub-adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), including a majority of the Independent Trustees of the Trust, met on March 23, 2013 and on April 22 and 23, 2013 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSgA Funds Management, Inc. (the “Adviser”). Prior to voting on the proposal, the Board reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2012, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including their investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

[1]	Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

Basis for Approval of Investment Advisory Contracts	29

SSgA

Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of the Code of Ethics adopted by the Adviser, together with information relating to compliance with and the administration of such Code;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Adviser.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;

•

Additional data requested from an independent provider of investment company data by the Independent Trustees on (a) the SSgA Funds money market portfolios to determine the magnitude to which the absolute difference in yields separated the better performing from the poorer performing funds; and (b) the SSgA Funds quantitative equity portfolios to determine how they performed in the larger universe;

•

Draft responses to letters dated February 14, 2013 from Joseph P. Barri, LLC (counsel to the Independent Trustees), and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Excerpts from the Funds’ most recent Prospectuses, statements of Additional Information and Annual reports for the fiscal year ended August 31, 2012, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2012;

•

Lipper materials dated March 2013, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

30	Basis for Approval of Investment Advisory Contracts

SSgA

Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 23, 2013 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective May 1, 2013, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2012.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

Basis for Approval of Investment Advisory Contracts	31

SSgA

Institutional Money Market Funds

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

32	Basis for Approval of Investment Advisory Contracts

SSgA

Institutional Money Market Funds

Shareholder Requests for Additional Information — August 31, 2013

The Funds have adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities are contained in the Funds’ Statement of Additional Information, which is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the U.S. Securities and Exchange Commission’s public reference room.

The Funds will file their complete schedules of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedules of investments are available in the Funds’ semi-annual and annual financial statements. The Funds’ Form N-Q is available (i) without charge, upon request, by calling the Funds at (800) 647-7327, (ii) on the Funds’ website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

Shareholder Requests for Additional Information	33

SSgA

Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers — August 31, 2013 (Unaudited)

The table below includes information about the Trustees of the SSgA Funds, including their:

• business addresses and ages;

• principal occupations during the past five years; and

• other directorships of publicly traded companies or funds.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills[1]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	• Trustee since 2013	• May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; • 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; • Board of Directors, United Way of Massachusetts Bay; • Board of Directors of Middlesex School; • Incorporator, Cardigan Mountain School	12	None.
INDEPENDENT TRUSTEES:
William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	• Independent Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, Qualified Legal and Compliance Committee (“QLCC”)	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	12	Director, Marshall Financial Group, Inc.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	• Independent Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC

•   2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts;

•   1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm);

•   1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company);

•   1998 to Present, Independent Director, SSgA Liquidity PLC (formerly, SSgA Cash Management Fund PLC);

•   January 2009 to Present, Independent Director, SSgA Fixed Income PLC; and

•   January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.

•   2011 to Present, Independent Director, SSgA SPDR ETFs Europe 1 PLC and (since 2012) Chairman.

			12	Board Director and Chairman, SPDR Europe 1 PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

34	Disclosure of Information about Fund Trustees and Officers

SSgA

Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2013 (Unaudited)

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills[1]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES: (continued)
Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	• Independent Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

•   March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

•   1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

•   1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

•   September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

•   1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

•   2003 to 2009, Trustee, Gettysburg College.

			12	None.

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	• Independent Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund PLC; • Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	12	None.

1	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The table below includes information about the Officers of the SSgA Funds, including their:

•	business addresses and ages; and
•	principal occupations during the past five years.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	• President and Principal Executive Officer since October 2012

•   June 2012 to Present, President and Director, SSgA Funds Management, Inc.;

•   May 2010 to June 2012, Chief Operating Officer, SSgA Funds Management, Inc.;

•   1992 to 2012, Senior Managing Director, SSgA Funds Management, Inc.

•   1992 to Present, Senior Managing Director, State Street Global Advisors

Disclosure of Information about Fund Trustees and Officers	35

SSgA

Institutional Money Market Funds

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2013 (Unaudited)

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	• Vice President since October 2012	• March 2008 to Present, Vice President SSgA Funds Management, Inc. • November 2005 to Present, Vice President, State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1974	• Chief Compliance Officer since April 2011

•   July 2012 to Present, Head of UK Compliance, State Street Bank and Trust Company

•   July 2008 to 2012, Vice President, SSgA Funds Management, Inc.;

•   July 2008 to 2012, Vice President, State Street Global Advisers; and

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1964	• Treasurer and Principal Accounting Officer since January 2013	• 2002 to Present, Vice President of State Street Bank and Trust Company.

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	• Secretary since April 2013	• 2009 to Present, Vice President and Managing Counsel, State Street Bank and Trust Company; • 2006 to 2009, Vice President and Counsel, PNC Global Investment Servicing (US), Inc.

36	Disclosure of Information about Fund Trustees and Officers

SSgA

Institutional Money Market Funds

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Marshall

Patrick J. Riley, Chairman

Richard D. Shirk

Bruce D. Taber

Officers

Ellen M. Needham, President, Chief Executive Officer and Principal Executive Officer

Laura F. Dell, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President

Jacqueline Angell, Chief Compliance Officer

David James, Secretary and Chief Legal Officer

Chad C. Hallett, Assistant Treasurer

Caroline Connolly, Assistant Treasurer

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Distributor:    State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as administrator, custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

Fund Management and Service Providers	37

SSGAIMMFDAR

S&P 500 Index Fund

Annual Report

August 31, 2013

SSgA Funds

S&P 500 Index Fund

Annual Report

August 31, 2013

“SSgA” is a registered trademark of State Street Corporation and is licensed for use by the SSgA Funds.

This report is prepared from the books and records of the Funds and it is submitted for the general information of shareholders. This information is for distribution to prospective investors only when preceded or accompanied by a SSgA Funds Prospectus containing more complete information concerning the investment objectives and operations of the Funds, charges and expenses. The Prospectus should be read carefully before an investment is made.

Performance quoted represents past performance and past performance does not guarantee future results. Current performance may be higher or lower than the performance quoted. For the most recent month end performance information, visit www.ssgafunds.com. Investment in the Funds poses investment risks, including the possible loss of principal. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

This page has been intentionally left blank.

SSgA Funds

Letter from the President of SSgA Funds Management, Inc.

Dear Shareholder:

We are pleased to provide you with the August 31, 2013 Annual Report for the SSgA S&P 500 Index Fund. The Annual Report provides information about the Fund, including a discussion of management, performance data and related financial statements.

Over the past 12 months, the U.S. economic recovery has gained traction, and even some steam. No longer nagged by the uncertainties of a presidential election year and sun-setting tax policies, U.S. equities posted solid performance and, along with the considerable recovery in the housing markets, fueled positive consumer sentiment. However, in a reminder that volatility may not be totally behind us, the Federal Reserve’s mere suggestion this spring that it would soon consider tapering its unprecedented bond-buying program ignited a week-long tumble for all major U.S. indexes. Nonetheless, with the market able to absorb the news of the impending policy shift, we believe that the economic recovery, although not robust by historical standards, finally can be categorized as sustainable.

Most recently, the market was tested by the political uncertainty resulting from the partial government shutdown and debt ceiling impasse in Washington D.C. At this writing, as Congress has negotiated only a temporary solution to end the stalemate and raise the debt limit, fiscal challenges remain here at home, as well as around the globe.

We hope that you find the enclosed information useful and thank you for the confidence that you have placed in the SSgA Funds.

Sincerely,

Ellen Needham

President

SSgA Funds

President’s Letter	3

SSgA

S&P 500 Index Fund

Portfolio Management Discussion and Analysis — August 31, 2013 (Unaudited)

Objective:   The Fund seeks to replicate the total return of the S&P 500® Index.

Invests in:  Shares of the State Street Equity 500 Index Portfolio.

Strategy:  The Portfolio’s holdings are comprised of the 500 stocks in the S&P 500® Index. The Index is designed to capture the price performance of a large cross-section of the US publicly traded stock market.

S&P 500 Index Fund
Period Ended 08/31/13	Total Return

1 Year	18.54%
5 Years	7.21	%+
10 Years	6.98	%+

Standard & Poor’s® 500 Composite Stock Price Index#
Period Ended 08/31/13	Total Return

1 Year	18.70%
5 Years	7.32	%+
10 Years	7.12	%+

Performance quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, so you may have a gain or loss when shares are sold. Current performance may be higher or lower than that quoted. Visit www.ssgafunds.com for most recent month-end performance. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The gross expense ratio for the S&P 500 Index Fund as stated in the Fees and Expenses table of the prospectus dated December 14, 2012 is 0.19%.

See related Notes on following page.

4	S&P 500 Index Fund

SSgA

S&P 500 Index Fund

Portfolio Management Discussion and Analysis — August 31, 2013 (Unaudited)

SSgA S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the Standard & Poor’s® 500 Index (the “Index”).

For the 12-month period ended August 31, 2013 (the “Reporting Period”), the total return for the Fund was 18.54%, and the total return for the Index was 18.70%. The Fund and Index returns reflect the reinvestment of dividends and other income. The Fund’s performance reflects the expenses of managing the Fund, including brokerage and advisory expenses. The Index is unmanaged and Index returns do not reflect fees and expenses of any kind, which would have a negative impact on returns.

The Fund’s performance relative to the Index during the Reporting Period was within expectations.

US stocks enjoyed a strong performance over the Reporting Period, despite challenges such as Hurricane Sandy, the debate over mandatory spending cuts and tax hikes, and banking turmoil in Cyprus. Improved financial stability in Europe and hints of perkier growth in Asia kept global stock returns largely positive. Enthusiasm for stocks faltered somewhat after US Federal Reserve (the “Fed”) Chairman Ben S. Bernanke suggested in May that asset purchases by the Fed might slow if economic conditions continued to improve. However, increased merger and acquisition activity and generally positive earnings from the largest US companies helped the S&P 500 reach new record highs in the summer. The Index later declined from its midsummer peaks due to concerns about military action in Syria and the Fed cutting back on its asset purchases.

The top positive contributors to the Fund’s performance were Bank of America Corp., Johnson & Johnson, and JPMorgan Chase & Co. Both Bank of America and JPMorgan Chase benefited from higher revenues in business lines such as investment banking and success implementing longer-term, cost-reduction strategies. Johnson & Johnson benefited from successful merger and acquisition activity as well as its strong drug pipeline.

The top negative contributors to the Fund’s performance were Apple, Inc, Intel Corp., and Newmont Mining Corp. Apple was hurt globally by strong smartphone and tablet competitors that caught up to Apple on technology and delivered better pricing. Meanwhile, Intel Corp., which was late to the mobile/tablet market, continued to suffer from the rapid decline in the personal computer market. Like other gold-mining companies, Newmont Mining was pressured by falling gold prices and rising production costs.

The Fund invested in S&P 500 futures contracts to equitize the small amount of cash in the portfolio during the Reporting Period. The futures’ performance did not have a material impact on portfolio performance.

The views expressed above reflect those of the Fund’s portfolio manager only through the Reporting Period, and do not necessarily represent the views of the Adviser as a whole. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund.

S&P 500 Index Fund	5

Notes: The following notes relate to the Growth of $10,000 graph and tables on the preceding page.

*	Assumes initial investment on September 1, 2003.

#

The Standard & Poor’s® 500 Composite Stock Index is composed of 500 common stocks which are chosen by Standard & Poor’s Corporation to best capture the price performance of a large cross-section of the US publicly traded stock market. The Index is structured to approximate the general distribution of industries in the US economy.

+	Annualized.

“Standard & Poor’s®”, “S&P®”, “S&P 500®”, “Standard & Poor’s 500” and “500” are trademarks of Standard & Poor’s Corporation and have been licensed for use by The SSgA Fund. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Product.

Performance data reflects an expense limitation currently in effect, without which returns would have been lower.

SSgA

S&P 500 Index Fund

Shareholder Expense Example — August 31, 2013 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; distribution (12b-1) and/or service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from March 1, 2013 to August 31, 2013.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
March 1, 2013	$1,000.00	$1,000.00
Ending Account Value
August 31, 2013	$1,088.50	$1,024.39
Expenses Paid During Period*	$0.84	$0.82

*	Expenses are equal to the Fund’s annualized expense ratio of 0.16% (representing the six month period annualized), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Includes amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

6	S&P 500 Index Fund

SSgA

S&P 500 Index Fund

Presentation of Master Portfolio Holdings — August 31, 2013 (Unaudited)

Categories	% of Master Portfolio Net Assets

Common Stock
Consumer Discretionary	12.6
Consumer Staples	9.8
Energy	10.3
Financials	16.7
Health Care	12.2
Industrials	10.2
Information Technology	16.0
Materials	3.5
Telecommunication Services	2.5
Utilities	3.1
U.S. Government Securities	0.2
Money Market Fund	2.7

Total Investments	99.8
Other Assets and Liabilities, Net	0.2

	100.0

Futures Contracts	0.0	*

*	Less than 0.05% of net assets.

S&P 500 Index Fund	7

SSgA

S&P 500 Index Fund

Statement of Assets and Liabilities — August 31, 2013

Assets
Investments in Master Portfolio, at value	$1,222,742,497
Receivables:
Fund shares sold	914,171
Prepaid expenses	25,661

Total assets	1,223,682,329

Liabilities
Payables:
Fund shares redeemed	1,555,256
Accrued fees to affiliates and trustees	157,640
Other accrued expenses	41,622

Total liabilities	1,754,518

Net Assets	$1,221,927,811

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$5,955,997
Accumulated net realized gain (loss) allocated from Master Portfolio	(99,720,281)
Unrealized appreciation (depreciation) allocated from Master Portfolio on:
Investments	763,089,692
Futures contracts	457,561
Shares of beneficial interest	45,997
Additional paid-in -capital	552,098,845

Net Assets	$1,221,927,811

Net Asset Value, offering and redemption price per share:
Net asset value per share: (a)	$26.57
Net assets	$1,221,927,811
Shares of beneficial interest outstanding ($0.001 par value)	45,996,683

(a)	Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

8	Statement of Assets and Liabilities

SSgA

S&P 500 Index Fund

Statement of Operations — For the Period Ended August 31, 2013

Investment Income Allocated From Master Portfolio
Dividends (net of foreign taxes withheld of $67,567)	$26,340,449
Interest	30,723
Expenses	(525,659)

Total investment income allocated from Master Portfolio	25,845,513

Fund Level Expenses
Administrative fees	231,499
Custodian fees	19,479
Distribution fees	495,343
Transfer agent fees	233,347
Professional fees	33,939
Registration fees	46,465
Shareholder servicing fees	227,447
Trustees’ fees	49,146
Insurance fees	36,464
Printing fees	99,516
Miscellaneous	17,835

Net Fund Level expenses	1,490,480

Net investment income (loss)	24,355,033

Net Realized and Unrealized Gain (Loss) Allocated From Master Portfolio
Net realized gain (loss) on:
Investments	10,498,931
Futures contracts	5,303,928

Net realized gain (loss)	15,802,859

Net change in unrealized appreciation (depreciation) on:
Investments	159,271,215
Futures contracts	(1,578,986)

Net change in unrealized appreciation (depreciation)	157,692,229

Net realized and unrealized gain (loss)	173,495,088

Net Increase (Decrease) in Net Assets from Operations	$197,850,121

See accompanying notes which are an integral part of the financial statements.

Statement of Operations	9

SSgA

S&P 500 Index Fund

Statements of Changes in Net Assets

	Year Ended August 31, 2013	Year Ended August 31, 2012

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$24,355,033	$24,772,334
Net realized gain (loss)	15,802,859	47,243,375
Net change in unrealized appreciation (depreciation)	157,692,229	116,261,564

Net increase (decrease) in net assets from operations	197,850,121	188,277,273

Distributions
From net investment income	(23,702,540)	(24,475,274)
From net realized gain	(14,123,147)	—

Net decrease in net assets from distributions	(37,825,687)	(24,475,274)

Share Transactions
Net increase (decrease) in net assets from share transactions	(69,358,165)	(159,025,216)

Total Net Increase (Decrease) in Net Assets	90,666,269	4,776,783

Net Assets
Beginning of period	1,131,261,542	1,126,484,759

End of period	$1,221,927,811	$1,131,261,542

Undistributed (overdistributed) net investment income included in net assets	$5,955,997	$5,401,087

See accompanying notes which are an integral part of the financial statements.

10	Statements of Changes in Net Assets

SSgA

S&P 500 Index Fund

Financial Highlights — For the Periods Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total from Investment Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
S&P 500 Index Fund
August 31, 2013	23.18	0.52	3.67	4.19	(0.50)	(0.30)
August 31, 2012	20.09	0.47	3.09	3.56	(0.47)	—
August 31, 2011	17.31	0.38	2.78	3.16	(0.38)	—
August 31, 2010	16.83	0.33	0.48	0.81	(0.33)	—
August 31, 2009	21.17	0.37	(4.30)	(3.93)	(0.41)	—

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements. The custody credit arrangements had an impact of less than 0.005%.
(c)	Expense ratios include the Fund’s share of the Master Portfolio’s allocated expenses.
(d)	Unaudited.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	11

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)(c)	% Ratio of Expenses to Average Net Assets, Gross(c)	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate of the Master Portfolio(d)

(0.80)	26.57	18.54	1,221,928	0.17	0.17	2.08	2
(0.47)	23.18	18.00	1,131,262	0.18	0.19	2.21	19
(0.38)	20.09	18.26	1,126,485	0.18	0.19	1.82	2
(0.33)	17.31	4.77	1,246,140	0.18	0.19	1.84	13
(0.41)	16.83	(18.29)	1,375,449	0.18	0.20	2.45	8

See accompanying notes which are an integral part of the financial statements.

12	Financial Highlights

SSgA

S&P 500 Index Fund

Notes to Financial Statements — August 31, 2013

1.	Organization

The SSgA Funds (the “Investment Company”) is a series mutual fund, comprised of 12 investment portfolios that were in operation as of August 31, 2013. These financial statements report on the SSgA S&P 500 Index Fund (the “Fund”). The Investment Company is an open-end management investment company, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The Investment Company was organized as a Massachusetts business trust on October 3, 1987 and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012 (the “Agreement”). The Agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of full and fractional shares of beneficial interest at $.001 par value.

The Fund invests substantially all of its investable assets in interests of the State Street Equity 500 Index Portfolio (the “Master Portfolio”). The Fund has the same investment objective as the Master Portfolio and investment policies that are substantially similar to those of the Master Portfolio in which it invests. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio (approximately 50.84% at August 31, 2013). The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Portfolio of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

2.	Significant Accounting Policies

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

The Fund records its investments in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 2 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

U.S. GAAP defines fair market value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires a separate disclosure of the fair value hierarchy, for each major category of assets and liabilities that segregates fair value measurements into levels (Level 1, 2, and 3). In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

•	Level 1 — Inputs using quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

•

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are non-active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

•

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair market value of investments.

The valuation techniques and significant inputs used in determining the fair market values of financial instruments classified as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, preferred stocks, exchange traded funds and derivatives that are traded on a national securities exchange are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Notes to Financial Statements	13

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2013

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, bank notes and non-U.S. bonds are normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable, such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads and default rates. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows of each tranche, market-based yield spreads for each tranche, current market data and incorporates deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in privately held investment funds are valued based upon the Net Asset Value (“NAV”) of such investments and are categorized as Level 2 of the fair value hierarchy.

Short-term instruments purchased by the Fund and maturing within 60 days of the time of purchase are valued at “amortized cost” unless the Board determines that amortized cost does not represent fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Level 3 Trading Assets and Trading Liabilities, at Fair Value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows:

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board and are categorized as Level 3 of the fair value hierarchy. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes).

When fair valuation methods are applied that use significant unobservable inputs to determine a Fund’s NAV, securities will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe accurately reflects fair value and are categorized as Level 3 of the fair value hierarchy. Fair value pricing may require subjective determinations about the value of a security. While the securities valuation procedures are intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the process cannot guarantee that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in/out of the Level 3 category during the period. In accordance with the requirements of U.S. GAAP, a fair value hierarchy and Level 3 reconciliation, if any, have been included in the footnotes to the Schedule of Investments for the Fund.

The level associated with valuing the Fund’s investments for the period ended August 31, 2013 was Level 1 for the Fund.

Investment Income

The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses.

14	Notes to Financial Statements

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2013

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, the Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to the Fund’s shareholders without regard to the income and capital gains (or losses) of the other funds of the Investment Company.

It is the Fund’s intention to qualify as a regulated investment company, as defined by the Internal Revenue Code of 1986 (the “Code”), as amended. This requires the Fund to distribute an amount sufficient to avoid any excise tax under Section 4982 of the Code. Therefore, for the period ended August 31, 2013 the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund files a U.S. tax return. At August 31, 2013, the Fund had recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions it had taken or expects to take in future tax returns. While the statute of limitations remains open to examine the Fund’s U.S. tax returns filed for the fiscal years ended August 31, 2010 through August 31, 2012, no examinations are in progress or anticipated at this time.

Capital Loss Carryovers

At August 31, 2013, the Fund had no tax basis capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For the period ended August 31, 2013, the Fund’s components of distributable earnings and tax composition of distributions for federal income tax purposes were as follows:

S&P 500 Index Fund

Components of Distributable Earnings:
Undistributed Ordinary Income	$8,934,669
Accumulated Undistributed Capital Gains	$11,776,425

Tax Composition of Distributions:
Ordinary Income	$23,702,540
Undistributed Capital Gains	$14,123,147

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. The Fund declares and pays dividends quarterly. Capital gain distributions, if any, are generally declared and paid annually. An additional distribution may be paid by the Fund to avoid imposition of federal income tax on any remaining undistributed net investment income and capital gains.

The amount and character of income and gains to be distributed are determined in accordance with federal tax regulations which may differ from net investment income and realized gains recognized for U.S. GAAP purposes. These differences relate primarily to investments in futures, options, losses deferred due to wash sales and straddles, and capital loss carry forwards. Permanent differences between book and tax accounting are reclassified to paid-in capital.

Expenses

Expenses allocated from the Master Portfolio are recorded and identified separately in the Statement of Operations. The Fund also pays certain other expenses which can be directly attributed to the Fund. Expenses of the Investment Company which cannot be directly attributed will be allocated among all funds of the Investment Company based principally on their relative net assets.

Notes to Financial Statements	15

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2013

Contractual Obligation/Indemnification

Under the Investment Company’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Fund enters into contracts that contain a variety of representations and obligations, including general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.	Investment Transactions

Securities

Net daily increases and decreases in the Fund’s investment in the Master Portfolio aggregated to the following, for the period ended August 31, 2013:

	Increases	Decreases

S&P 500 Index Fund	$111,851,941	$225,333,902

4.	Related Party Transactions, Fees and Expenses

Adviser and Affiliates

The Fund is allocated a charge for a management fee from the Master Portfolio, calculated daily at an annual rate of 0.045% of average daily net assets. This fee relates to the advisory, custody and administrative services fees provided by the Master Portfolio on behalf of its investors. SSgA Funds Management, Inc. (the “Adviser”) manages the Fund pursuant to an Amended and Restated Investment Advisory Agreement dated April 11, 2012, between the Investment Company and the Adviser. The Adviser is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. The Adviser and other advisory affiliates of State Street Corporation make up State Street Global Advisors, the investment management arms of State Street Corporation and its affiliated companies. The Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and limitations.

The Adviser is contractually obligated until December 31, 2013 to waive its management fee and to reimburse the Fund for all expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses and acquired fund fees) exceed 0.18% of average daily net assets on an annual basis. The total amount of the reimbursement for the period ended August 31, 2013 was $0. The Adviser does not have the ability to recover these amounts waived or reimbursed under this contractual agreement.

Boston Financial Data Services, Inc. (“BFDS”) serves as the Fund’s transfer and dividend paying agent, pursuant to an agreement dated August 1, 2006, as amended. For these services, the Fund pays annual account services fees, activity based fees, charges related to compliance and regulatory services and a minimum fee of $200 for the Fund. BFDS is a joint venture of DST Systems, Inc., and State Street Corporation.

State Street Bank and Trust Company (“State Street”) provides custody and fund accounting services to the Fund pursuant to an Amended and Restated Custodian Contract dated April 11, 2012. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out-of-pocket expenses. State Street is a wholly-owned subsidiary of State Street Corporation.

Administrator

State Street (the “Administrator”) serves as the Investment Company’s Administrator, pursuant to an administration agreement dated January 1, 2013 (the “Administration Agreement”). Under the Administration Agreement, the Administrator supervises certain administrative aspects of the Investment Company’s operations. The Investment Company pays the Administrator an annual fee, payable monthly on a pro rata basis. The annual fee is based on the following percentages of the average daily net

16	Notes to Financial Statements

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2013

assets of the Investment Company: $0 to $10 billion — 0.0175%; next $10 billion — 0.0125%; next $10 billion — 0.0075% and 0.0050% thereafter. In addition, the Investment Company pays additional fees to the Administrator for certain services and reimburses the Administrator for out-of-pocket expenses. Prior to January 1, 2013, Russell Fund Services Company (“RFSC”) served as administrator at an annual fee based on the following percentages of the average daily net assets of the Funds: $0 to $1 billion — 0.0315%; over $1 billion — 0.01%. In addition, RFSC charged a flat fee of $30,000 per year to the Fund if it had less than $500 million in assets under management.

Distributor and Shareholder Servicing

State Street Global Markets, LLC (the “Distributor” or “SSGM”) promotes and offers shares of the Investment Company pursuant to an Amended and Restated Distribution Agreement dated April 11, 2012. The Distributor may enter into agreements with other related and non-related parties which act as agents to offer and sell shares of the Fund. The amounts paid to the Distributor are included in the accompanying Statements of Operations. The Distributor is a wholly-owned subsidiary of State Street Corporation. The Investment Company has entered into a distribution plan pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act. Under the Plan, the Investment Company is authorized to make payments to the Distributor, or any shareholder servicing agent, as defined in the Plan, for providing distribution and marketing services, for furnishing assistance to investors on an ongoing basis, and for the reimbursement of direct out-of-pocket expenses charged by the Distributor in connection with the distribution and marketing of shares of the Investment Company and the servicing of investor accounts.

The Investment Company has adopted a shareholder service agreement with State Street, and the following entities related to State Street: SSGM, Fiduciary Investors Services Division of State Street (“Fiduciary Investors Services”) and High Net Worth Services Division of State Street (“High Net Worth Services”) (collectively, the “Agents”), as well as several unaffiliated services providers. For these services, the Fund pays 0.025% to State Street, and a fee to each of the Agents, based upon the average daily value of all Fund shares held by or for customers of these Agents subject to the maximum of 0.05%.

For the period ended August 31, 2013, the Fund paid the following shareholder servicing expenses to the Agents:

State Street

S&P 500 Index Fund	$35,752

The Fund did not make any payments to SSGM, Fiduciary Investors Services or High Net Worth Services during the period.

Total shareholder servicing payments shall not exceed 0.20% of the average daily net assets of the Fund on an annual basis. The combined distribution and shareholder servicing payments shall not exceed 0.25% of the average daily value of net assets of the Fund on an annual basis. Costs that exceed the maximum amount of allowable reimbursement may be carried forward for two years following the year in which the expenditure was incurred so long as the Plan is in effect. The Fund’s responsibility for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred. The Board or a majority of the Fund’s shareholders have the right, however, to terminate the Plan and all payments thereunder at any time. The Fund will not be obligated to reimburse the Distributor for carryover expenses subsequent to the Plan’s termination or discontinuation. As of August 31, 2013, the S&P 500 Index Fund had no carryover expenses.

Board of Trustees

The Investment Company paid each trustee not affiliated with the Investment Company an annual retainer, plus specified amounts for Board and committee meetings attended. These expenses are allocated among all of the funds of the Investment Company based upon their relative net assets.

Notes to Financial Statements	17

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2013

Accrued fees payable to affiliates and trustees as of August 31, 2013 were as follows:

S&P 500 Index Fund

Administrative fees	$42,371
Custodian fees	2,006
Distribution fees	29,030
Shareholder servicing fees	20,449
Transfer agent fees	54,060
Trustees’ fees	9,724

$157,640

5.	Fund Share Transactions

	Year Ended August 31, 2013		Year Ended August 31, 2012
	Shares	Dollars	Shares	Dollars

S&P 500 Index Fund
Proceeds from shares sold	11,696,984	$292,081,370	11,319,847	$237,659,797
Proceeds from reinvestment of distributions	1,512,714	35,797,392	1,115,234	23,129,418
Payments for shares redeemed	(16,012,092)	(397,236,927)	(19,721,255)	(419,814,431)

Total net increase (decrease)	(2,802,394)	$(69,358,165)	(7,286,174)	$(159,025,216)

6.	Interfund Lending Program

The Fund participates in a joint lending and borrowing facility (the “Interfund Lending Program”). Portfolios of the Fund may borrow money from the SSgA Money Market Fund for temporary purposes. All such borrowing and lending will be subject to a participating fund’s fundamental investment limitations. The SSgA Money Market Fund will lend through the Interfund Lending Program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves. The Fund will borrow through the Interfund Lending Program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the SSgA Money Market Fund could result in additional borrowing costs. For the period ended August 31, 2013, the Fund did not utilize the Interfund Lending Program.

7.	Dividends

On September 3, 2013, the Fund declared the following dividends from net investment income payable on September 9, 2013 to shareholders of record on September 4, 2013.

Net Investment Income

S&P 500 Index Fund	$0.1302

8.	Market, Credit and Counterparty Risk

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Fund

18	Notes to Financial Statements

SSgA

S&P 500 Index Fund

Notes to Financial Statements, continued — August 31, 2013

may be exposed to counterparty risk, or the risk that an entity with which the Fund has unsettled or open transactions may default. Financial assets, which potentially expose the Fund to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Fund’s exposure to credit and counterparty risks in respect to these financial assets approximates their value as recorded in the Fund’s Statement of Assets and Liabilities.

9.	Recent Accounting Pronouncements

In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standard Update No. 2011-11 (ASU 2011-11) “Disclosures about Offsetting Assets and Liabilities.” These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, clarified Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. As described above, ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the implications of ASU 2013-01 and its impact on financial statement disclosures.

10.	Contingency Note

On November 1, 2010 a class action complaint was filed in Bankruptcy Court in the bankruptcy case of The Tribune Company (“Tribune”). The defendants in this action include mutual funds, individuals, institutional investors and others who owned shares in Tribune at the time of the 2007 leveraged buyout transaction (the “LBO”) and sold their shares for $34 per share in cash, including the SSgA S&P 500 Index Fund. Thereafter, two additional and substantially similar class actions were filed and are pending in United States District Courts (with the Bankruptcy Court action, collectively referred to as the “Lawsuits”). The Lawsuits have been consolidated into a single Multidistrict Litigation action in federal court for pretrial proceedings. On September 23, 2013, the United States District Court dismissed one of the Lawsuits. On September 30, 2013 the plaintiffs appealed that dismissal. The Lawsuits seek to recover, for the benefit of Tribune’s bankruptcy estate or various creditors, payments to shareholders in the LBO. The Lawsuits allege that Tribune’s payment for those shares violated the rights of creditors, as set forth in the Bankruptcy Code’s and various states’ fraudulent transfer laws. However, the Lawsuits proceed on different legal theories: the Bankruptcy Court action pleads an intentionally fraudulent transfer; the District Court actions plead constructively fraudulent transfers. The Fund cannot predict the outcome of these proceedings or the effect, if any, on the Fund’s net asset value.

11.	Subsequent Events

Management has evaluated events and transactions that may have occurred since August 31, 2013, through the date the financial statements were issued, that would merit recognition or additional disclosure in the financial statements. During this review nothing was discovered, other than referred to in Note 7, which would require disclosure within the financial statements.

Notes to Financial Statements	19

SSgA

S&P 500 Index Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of the SSgA Funds and Shareholders of the SSgA S&P 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of SSgA S&P 500 Index Fund (the “Fund”) (one of the funds comprising the SSgA Funds) as of August 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA S&P 500 Index Fund as of August 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 30, 2013

20	Report of Independent Registered Public Accounting Firm

SSgA

S&P 500 Index Fund

Tax Information — August 31, 2013 (Unaudited)

Long term capital gains dividends of $14,123,147 were paid by the Fund during the period ended August 31, 2013.

The Form 1099 mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar year 2013.

Please consult a tax adviser for questions about federal or state income tax laws.

Tax Information	21

SSgA

S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited)

Trustee Considerations in Approving Continuation of Investment Advisory Agreements1

Overview of the Contract Review Process

Under the Investment Company Act of 1940, an investment advisory agreement between a mutual fund and its investment adviser or sub-adviser may continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of those trustees who are not “interested persons” of the fund (commonly referred to as, the “Independent Trustees”) cast in person at a meeting called for the purpose of considering such approval.

Consistent with these requirements, the Board of Trustees (the “Board”) of the SSgA Funds (the “Trust”), including a majority of the Independent Trustees of the Trust, met on March 23, 2013 and on April 22 and 23, 2013 to consider a proposal to approve, with respect to each portfolio series of the Trust (each, a “Fund” and collectively, the “Funds”), the continuation of the investment advisory agreement (the “Advisory Agreement”) with SSgA Funds Management, Inc. (the “Adviser”). Prior to voting on the proposal, the Board reviewed information furnished by the Adviser and others reasonably necessary to permit the Board to evaluate the proposal fully. Such information included, among other things, the following:

Information about Performance, Expenses and Fees

•	A report prepared by an independent provider of investment company data, which includes for each Fund:

¡

Comparisons of the Fund’s performance over the past one-, three-, five- and ten-year periods ended December 31, 2012, as applicable, to the performance of an appropriate benchmark for the Fund and a universe of other mutual funds with similar investment objectives and policies;

¡	Comparisons of the Fund’s expense ratio (with detail of component expenses) to the expense ratios of a group of comparable mutual funds selected by the independent data provider;

¡	A chart showing the Fund’s historical average net assets relative to its total expenses, management fees, and non-management expenses over the past five years, as applicable; and

¡	Comparisons of the Fund’s contractual management fee to the contractual management fees of comparable mutual funds at different asset levels.

•	Comparative information concerning fees charged by the Adviser for managing institutional accounts using investment strategies and techniques similar to those used in managing the Funds; and

•	Profitability analyses for (a) the Adviser with respect to each Fund and (b) affiliates of the Adviser that provide services to the Funds (“Affiliated Service Providers”).

Information about Portfolio Management

•	Descriptions of the investment management services provided by the Adviser, including their investment strategies and processes;

•

Information concerning the allocation of brokerage and the benefits received by the Adviser as a result of brokerage allocation, including information concerning the acquisition of any research through “soft dollar” benefits received in connection with the Funds’ brokerage; and

[1]	Over the course of more than 20 years, the Independent Trustees have identified numerous relevant issues, factors and concerns (“issues, factors and concerns”) that they consider each year in connection with the proposed continuation of the advisory and sub-advisory agreements, the administration agreement, the distribution plans, the distribution agreement and various related-party service agreements (the “annual review process”). The statement of issues, factors and concerns and the related conclusions of the Independent Trustees may not change substantially from year to year. However, the information requested by, and provided to, the Independent Trustees with respect to the issues, factors and concerns and on which their conclusions are based is updated annually and, in some cases, may differ substantially from the previous year. The Independent Trustees schedule annually a separate in-person meeting that is dedicated to the annual review process (the “special meeting”). At the special meeting and throughout the annual review process, the Independent Trustees take a fresh look at each of the issues, factors and concerns in light of the latest available information and each year present one or more sets of comments and questions to management with respect to specific issues, factors and concerns. Management responds to such comments and questions to the satisfaction of the Independent Trustee before the annual review process is completed and prior to the Independent Trustees voting on proposals to approve continuation of the agreements and plans.

22	Basis for Approval of Investment Advisory Contracts

SSgA

S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

•

Information regarding the procedures and processes used to value the assets of the Funds and the assistance provided to the administrator of the Funds by the Adviser in monitoring the effectiveness of such procedures and processes.

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser and its affiliates;

•	Descriptions of the qualifications, education and experience of the individual investment professionals responsible for managing the portfolios of the Funds;

•	A copy of the Code of Ethics adopted by the Adviser, together with information relating to compliance with and the administration of such Code;

•	A copy of the Adviser’s proxy voting policies and procedures;

•

Information concerning the resources devoted by the Adviser to overseeing compliance by the Funds and their service providers, including the Adviser’s record of compliance with investment policies and restrictions and other operating policies of the Funds; and

•	A description of the business continuity and disaster recovery plans of the Adviser.

Other Relevant Information

•

Information concerning the nature, quality and cost of various non-investment management services provided to the Funds by affiliates of the Adviser, including the custodian, fund accountant, transfer agent and securities lending agent of the Funds, and the role of the Adviser in managing the Funds’ relationship with these service providers;

•	Copies of the Advisory Agreement and agreements with other service providers of the Funds;

•

Additional data requested from an independent provider of investment company data by the Independent Trustees on (a) the SSgA Funds money market portfolios to determine the magnitude to which the absolute difference in yields separated the better performing from the poorer performing funds; and (b) the SSgA Funds quantitative equity portfolios to determine how they performed in the larger universe;

•

Draft responses to letters dated February 14, 2013 from Joseph P. Barri, LLC (counsel to the Independent Trustees), and reviewed prior to such date by Independent Counsel, requesting specific information, from each of:

¡

The Adviser, with respect to its operations relating to the Funds and its approximate profit margins before taxes from such operations for the Funds’ last fiscal year; and the relevant operations of other affiliated service providers to the Funds, together with their approximate profit margins from such relevant operations for the Funds’ last fiscal year;

¡

State Street Bank and Trust Company (“State Street”), the administrator, custodian, transfer agent, securities lending agent, and shareholder services for the Funds, with respect to its operations relating to the Funds; and

¡

State Street Global Markets, LLC, the principal underwriter and distributor of the shares of the Funds (the “Distributor”), with respect to its operations relating to the Funds, together with the Funds’ related distribution plans and arrangements under SEC Rule 12b-1;

•

Excerpts from the Funds’ most recent Prospectuses, statements of Additional Information and Annual reports for the fiscal year ended August 31, 2012, including (i) the latest prospectus descriptions of each Fund’s investment objectives, strategies and authorized investment techniques and investments; and (ii) the latest Annual Shareholder Report for each Fund, including Portfolio Management Discussion of Performance, as prepared by its portfolio management team, together with a graphic comparison of the performance of each Fund with its benchmark index, for its fiscal year ended August 31, 2012;

•

Lipper materials dated March 2013, obtained by an Independent Trustee and circulated to the other Independent Trustees and to Independent Counsel, with respect to the Funds for which such materials were then available; and

•	A summary of the foregoing materials prepared by Independent Counsel.

Basis for Approval of Investment Advisory Contracts	23

SSgA

S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

In addition to the information identified above, the Board considered information provided from time to time by the Adviser, and other service providers of the Funds throughout the year at meetings of the Board and its committees. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of the Adviser relating to the performance of the Funds and the investment strategies used in pursuing each Fund’s investment objective.

The Independent Trustees were assisted throughout the contract review process by their independent legal counsel. The Independent Trustees relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached with respect to the Advisory Agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each Trustee may have placed varying emphasis on particular factors in reaching conclusions with respect to each Fund.

Results of the Process

Based on a consideration of the foregoing and such other information as deemed relevant, including the factors and conclusions described below, on April 23, 2013 the Board, including a majority of the Independent Trustees, voted to approve the continuation of the Advisory Agreement effective May 1, 2013, for an additional year with respect to all Funds.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory Agreement, the Board evaluated the nature, extent and quality of services provided to each Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing particular markets, industries and specific issuers of securities in these markets and industries. The Board also considered the substantial expertise of the Adviser in developing and applying proprietary quantitative models for managing various Funds that invest primarily in equity securities. With respect to those Funds that invest primarily in fixed-income securities, the Board considered the extensive experience and resources committed by the Adviser to the evaluation of credit, interest-rate and currency risks. With respect to those Funds that operate as money market mutual funds, the Board considered the Adviser’s success in maintaining the constant dollar value of each Fund through extraordinary market conditions. The Board also took into account the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Funds by senior management.

The Board reviewed the compliance programs of the Adviser and various affiliated service providers. Among other things, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity, the allocation of investment opportunities and the voting of proxies. The Board also considered the role of the Adviser in monitoring each Fund’s securities lending activities.

On the basis of the foregoing and other relevant information, the Board concluded that the Adviser can be expected to continue to provide, high quality investment management and related services for the Funds.

Fund Performance

The Board compared each Fund’s investment performance to the performance of an appropriate benchmark and universe of comparable mutual funds for various time periods ended December 31, 2012.

On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory or better (a) by comparison to the performance of its peer group funds or (b) after considering steps taken by management to improve the performance of certain Funds.

24	Basis for Approval of Investment Advisory Contracts

SSgA

S&P 500 Index Fund

Basis for Approval of Investment Advisory Contracts (Unaudited), continued

Management Fees and Expenses

The Board reviewed the contractual investment advisory fee rates payable by each Fund and actual fees paid by each Fund, net of waivers. As part of its review, the Board considered each Fund’s management fee and total expense ratio (both before and after giving effect to any expense caps), as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered the comparability of the fees charged and the services provided to each Fund by the Adviser to the fees charged and services provided to other clients of the Adviser, including institutional accounts. In addition, the Board considered the willingness of the Adviser to provide undertakings from time to time to waive fees or pay expenses of various Funds to limit the total expenses borne by shareholders of such Funds.

On the basis of the foregoing and other relevant information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the fees and the expense ratio of each Fund compare favorably to the fees and expenses of similar mutual funds and are reasonable in relation to the services provided.

Profitability

The Board reviewed the level of profits realized by the Adviser and its affiliates in providing investment advisory and other services to each Fund and to all Funds as a group. The Board considered other direct and indirect benefits received by the Adviser and the Affiliated Service Providers in connection with their relationships with the Funds, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Funds and other investment advisory clients, together with the ranges of profitability of each of the Affiliated Service Providers with respect to their services to the Funds.

The Board concluded that the profitability of the Adviser with respect to each of the Funds, and the profitability range of each of the Affiliated Service Providers with respect to its services to the Funds, were reasonable in relation to the services provided.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund and all Funds as a group, on the other hand, can expect to realize benefits from economies of scale as the assets of the Funds increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific Fund or the Funds taken as a whole. The Board concluded that, in light of the current size of each Fund and all Funds as a group, the level of profitability of the Adviser and its affiliates with respect to each Fund and all Funds as a group over various time periods, and the comparatively low management fee and expense ratio of each Fund during these periods, it does not appear that the Adviser or its affiliates has realized benefits from economies of scale in managing the assets of the Funds to such an extent that previously agreed advisory fees should be reduced or that breakpoints in such fees should be implemented for any Fund at this time.

Basis for Approval of Investment Advisory Contracts	25

SSgA

S&P 500 Index Fund

Shareholder Requests for Additional Information — August 31, 2013

The Fund has adopted the proxy voting policies of the Adviser. A description of the policies and procedures that the Fund has adopted to determine how to vote proxies relating to portfolio securities are contained in the Fund’s Statement of Additional Information, which is available (i) without charge, upon request, by calling the Fund at (800) 647-7327, (ii) on the Fund’s website at www.ssgafunds.com, (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

The Fund will file its complete schedule of investments with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. For the second and fourth quarters, the complete schedule of investments is available in the Fund’s semi-annual and annual financial statements. The Fund’s Form N-Q is available (i) without charge, upon request, by calling the Fund at (800) 647-7327, (ii) on the Fund’s website at www.ssgafunds.com, (iii) on the Securities and Exchange Commission’s website at www.sec.gov, or (iv) at the Securities and Exchange Commission’s public reference room.

26	Shareholder Requests for Additional Information

SSgA

S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers —

August 31, 2013 (Unaudited)

The table below includes information about the Trustees of the SSgA Funds, including their:

•	business addresses and ages;
•	principal occupations during the past five years; and
•	other directorships of publicly traded companies or funds.

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills[1]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INTERESTED TRUSTEE:
Scott F. Powers State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1959	• Trustee since 2013	• May 2008 to Present, President and Chief Executive Officer of State Street Global Advisors; • 2001 – 2008, Chief Executive Officer of Old Mutual Asset Management; • Board of Directors, United Way of Massachusetts Bay; • Board of Directors of Middlesex School; • Incorporator, Cardigan Mountain School	12	None.
INDEPENDENT TRUSTEES:
William L. Marshall State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1942	• Independent Trustee since 1988 • Chairman, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, Qualified Legal and Compliance Committee (“QLCC”)	• April 2011 to Present, Chairman (until April 2011, Chief Executive Officer and President), Wm. L. Marshall Associates, Inc., Wm. L. Marshall Companies, Inc. and the Marshall Financial Group, Inc. (a registered investment advisor and provider of financial and related consulting services); • Certified Financial Planner; • Member, Financial Planners Association; • Director, SPCA of Bucks County, PA; and • Director, The Ann Silverman Community Clinic of Doylestown, PA.	12	Director, Marshall Financial Group, Inc.

Patrick J. Riley State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1948	• Independent Trustee since 1988 • Independent Chairman of the Board since January 2009 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Member, QLCC

•   2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts;

•   1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm);

•   1998 to Present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company);

•   1998 to Present, Independent Director, SSgA Liquidity PLC (formerly, SSgA Cash Management Fund PLC);

•   January 2009 to Present, Independent Director, SSgA Fixed Income PLC; and

•   January 2009 to Present, Independent Director, SSgA Qualified Funds PLC.

•   2011 to Present, Independent Director, SSgA SPDR ETFs Europe 1 PLC and (since 2012) Chairman.

			12	Board Director and Chairman, SPDR Europe 1 PLC Board (2011 – Present); Board Director and Chairman, SPDR Europe II, PLC (2013 – Present).

Disclosure of Information about Fund Trustees and Officers	27

SSgA

S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2013 (Unaudited)

Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected and qualified	Principal Occupation(s) During Past 5 Years; Other Relevant Experience, Attributes and Skills[1]	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES: (continued)
Richard D. Shirk State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1945	• Independent Trustee since 1988 • Member, Audit Committee • Member, Governance Committee • Member, Valuation Committee • Chairman, QLCC

•   March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired);

•   1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare);

•   1998 to December 2008, Chairman, Board Member and December 2008 to Present, Investment Committee Member, Healthcare Georgia Foundation (private foundation);

•   September 2002 to Present, Lead Director and Board Member, Amerigroup Corp. (managed health care);

•   1999 to Present, Board Member and (since 2001) Investment Committee Member, Woodruff Arts Center; and

•   2003 to 2009, Trustee, Gettysburg College.

			12	None.

Bruce D. Taber State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1943	• Independent Trustee since 1991 • Member, Audit Committee • Chairman, Governance Committee • Chairman, Valuation Committee • Member, QLCC	• 1999 to Present, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); • Until December 2008, Independent Director, SSgA Cash Management Fund PLC; • Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies); and • Until August 1994, President, Alonzo B. Reed, Inc., (a Boston architect-engineering firm).	12	None.

1	The information reported includes the principal occupation during the last five years for each Trustee and other information relating to the professional experiences, attributes and skills relevant to each Trustee’s qualifications to serve as a Trustee.

The table below includes information about the Officers of the SSgA Funds, including their:

•	business addresses and ages; and
•	principal occupations during the past five years.

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	• President and Principal Executive Officer since October 2012

•   June 2012 to Present, President and Director, SSgA Funds Management, Inc.;

•   May 2010 to June 2012, Chief Operating Officer, SSgA Funds Management, Inc.;

•   1992 to 2012, Senior Managing Director, SSgA Funds Management, Inc.

•   1992 to Present, Senior Managing Director, State Street Global Advisors

28	Disclosure of Information about Fund Trustees and Officers

SSgA

S&P 500 Index Fund

Disclosure of Information about Fund Trustees and Officers, continued — August 31, 2013 (Unaudited)

Principal Officer Name, Address and Age	Position(s) with SSgA Funds; Length of Time Served; Term of Office: Until successor is elected by Trustees	Principal Occupation(s) During Past Five Years
Ann M. Carpenter State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	• Vice President since October 2012	• March 2008 to Present, Vice President SSgA Funds Management, Inc. • November 2005 to Present, Vice President, State Street Global Advisors.

Jacqueline Angell State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1974	• Chief Compliance Officer since April 2011

•   July 2012 to Present, Head of UK Compliance, State Street Bank and Trust Company

•   July 2008 to 2012, Vice President, SSgA Funds Management, Inc.;

•   July 2008 to 2012, Vice President, State Street Global Advisers; and

Laura F. Dell State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1964	• Treasurer and Principal Accounting Officer since January 2013	• 2002 to Present, Vice President of State Street Bank and Trust Company.

David K. James State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	• Secretary since April 2013	• 2009 to Present, Vice President and Managing Counsel, State Street Bank and Trust Company; • 2006 to 2009, Vice President and Counsel, PNC Global Investment Servicing (US), Inc.

Disclosure of Information about Fund Trustees and Officers	29

SSgA

S&P 500 Index Fund

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

(800) 647-7327

Trustees

William L. Marshall

Patrick J. Riley, Chairman

Richard D. Shirk

Bruce D. Taber

Officers

Ellen M. Needham, President, Chief Executive Officer and Principal Executive Officer

Laura F. Dell, Treasurer and Principal Accounting Officer

Ann M. Carpenter, Vice President

Jacqueline Angell, Chief Compliance Officer

David James, Secretary and Chief Legal Officer

Chad C. Hallett, Assistant Treasurer

Caroline Connolly, Assistant Treasurer

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center,

One Lincoln Street

Boston, Massachusetts 02111-2900

Custodian and Office of Shareholder Inquiries

State Street Bank and Trust Company

1776 Heritage Drive

North Quincy, Massachusetts 02171

Transfer and Dividend Paying Agent

Boston Financial Data Services, Inc.

Two Heritage Drive

North Quincy, Massachusetts 02171

Distributor

State Street Global Markets, LLC

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Administrator

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, Massachusetts 02111-2900

Legal Counsel

Goodwin Procter LLP

Exchange Place

Boston, Massachusetts 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, Massachusetts 02116

Distributor:    State Street Global Markets, LLC, member FINRA, SIPC, a wholly owned subsidiary of State Street Corporation. References to State Street may include State Street Corporation and its affiliates. The SSgA Funds pay State Street Bank and Trust Company for its services as administrator, custodian, transfer agent and shareholder servicing agent and pays SSgA Funds Management, Inc. for investment advisory services.

This information must be preceded or accompanied by a current prospectus or summary prospectus. Read the prospectus carefully before you invest or send money.

30	Fund Management and Service Providers

State Street Equity 500 Index Portfolio

Portfolio of Investments — August 31, 2013 (Unaudited)

	Shares	Market Value

Common Stocks - 96.9%
Consumer Discretionary - 12.6%
Abercrombie & Fitch Co. Class A	13,046	$460,654
Amazon.com, Inc. (a)	58,792	16,519,376
AutoNation, Inc. (a)	6,363	297,407
AutoZone, Inc. (a)	5,764	2,420,534
Bed Bath & Beyond, Inc. (a)	36,545	2,694,828
Best Buy Co., Inc.	42,119	1,516,284
BorgWarner, Inc.	18,500	1,786,730
Cablevision Systems Corp.	35,600	631,188
CarMax, Inc. (a)	37,200	1,769,232
Carnival Corp.	70,650	2,549,758
CBS Corp. Class B	91,203	4,660,473
Chipotle Mexican Grill, Inc. (a)	5,100	2,081,667
Coach, Inc.	44,828	2,367,367
Comcast Corp. Class A	420,448	17,696,656
D.R. Horton, Inc.	46,076	822,457
Darden Restaurants, Inc.	20,588	951,371
Delphi Automotive PLC	45,500	2,503,410
DIRECTV (a)	91,377	5,316,314
Discovery Communications, Inc. Class A (a)	40,700	3,154,657
Dollar General Corp. (a)	48,200	2,601,354
Dollar Tree, Inc. (a)	36,600	1,928,820
eBay, Inc. (a)	186,803	9,338,282
Expedia, Inc.	14,357	671,333
Family Dollar Stores, Inc.	15,558	1,107,574
Ford Motor Co.	630,098	10,201,287
Fossil Group, Inc. (a)	8,800	1,022,032
GameStop Corp. Class A	19,500	979,095
Gannett Co., Inc.	39,574	953,338
Gap, Inc.	48,098	1,945,083
Garmin Ltd.	17,300	705,321
General Motors Co. (a)	123,300	4,202,064
Genuine Parts Co.	25,209	1,941,345
Goodyear Tire & Rubber Co. (a)	39,357	791,863
H&R Block, Inc.	43,615	1,217,295
Harley-Davidson, Inc.	35,801	2,147,344
Harman International Industries, Inc.	12,021	769,584
Hasbro, Inc.	17,825	812,463
Home Depot, Inc.	234,912	17,498,595
Host Hotels & Resorts, Inc.	118,721	2,021,819
International Game Technology	39,819	752,181
Interpublic Group of Cos., Inc.	71,894	1,130,174
JC Penney Co., Inc. (a)	21,810	272,189
Johnson Controls, Inc.	109,586	4,441,521
Kohl’s Corp.	34,533	1,771,888
L Brands, Inc.	38,167	2,189,259
Lennar Corp. Class A	25,931	824,865
Lowe’s Cos., Inc.	171,762	7,870,135
Macy’s, Inc.	61,423	2,729,024
Marriott International, Inc. Class A	39,050	1,561,609
Mattel, Inc.	55,276	2,238,678

	Shares	Market Value

McDonald’s Corp.	160,625	$15,156,575
McGraw-Hill Cos., Inc.	45,766	2,671,361
NetFlix, Inc. (a)	8,900	2,526,799
Newell Rubbermaid, Inc.	47,893	1,211,693
News Corp. Class A (a)	80,202	1,259,171
NIKE, Inc. Class B	115,004	7,224,551
Nordstrom, Inc.	23,633	1,317,067
O’Reilly Automotive, Inc. (a)	17,700	2,171,967
Omnicom Group, Inc.	40,441	2,452,747
PetSmart, Inc.	17,300	1,218,439
Priceline.com, Inc. (a)	8,290	7,780,414
PulteGroup, Inc.	54,705	841,910
PVH Corp.	13,000	1,673,750
Ralph Lauren Corp.	9,515	1,573,876
Ross Stores, Inc.	35,900	2,414,634
Scripps Networks Interactive, Inc. Class A	13,535	995,229
Snap-on, Inc.	9,212	862,243
Stanley Black & Decker, Inc.	25,707	2,191,779
Staples, Inc.	110,033	1,530,559
Starbucks Corp.	119,961	8,459,650
Starwood Hotels & Resorts Worldwide, Inc.	31,247	1,997,933
Target Corp.	102,816	6,509,281
Tiffany & Co.	19,880	1,532,947
Time Warner Cable, Inc.	46,071	4,945,722
Time Warner, Inc.	150,191	9,091,061
TJX Cos., Inc.	115,312	6,079,249
TripAdvisor, Inc. (a)	16,857	1,246,912
Twenty-First Century Fox, Inc.	320,809	10,050,946
Urban Outfitters, Inc. (a)	18,300	767,319
V.F. Corp.	14,393	2,694,514
Viacom, Inc. Class B	72,422	5,761,894
Walt Disney Co.	287,545	17,491,362
Washington Post Co. Class B	660	372,240
Whirlpool Corp.	12,661	1,628,838
Wyndham Worldwide Corp.	22,699	1,347,413
Wynn Resorts, Ltd.	12,700	1,791,208
Yum! Brands, Inc.	72,292	5,061,886

		302,742,916

Consumer Staples - 9.8%
Altria Group, Inc.	321,299	10,885,610
Archer-Daniels-Midland Co.	104,724	3,687,332
Avon Products, Inc.	67,660	1,337,638
Beam, Inc.	25,045	1,569,069
Brown-Forman Corp. Class B	23,482	1,573,059
Campbell Soup Co.	28,865	1,246,391
Clorox Co.	20,543	1,698,906
Coca-Cola Co.	615,022	23,481,540
Coca-Cola Enterprises, Inc.	40,801	1,525,957
Colgate-Palmolive Co.	140,402	8,111,024
ConAgra Foods, Inc.	65,375	2,210,983
Constellation Brands, Inc. Class A (a)	25,426	1,379,361

State Street Equity 500 Index Portfolio	31

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2013 (Unaudited)

	Shares	Market Value

Costco Wholesale Corp.	69,989	$7,829,669
CVS Caremark Corp.	196,832	11,426,098
Dr Pepper Snapple Group, Inc.	32,700	1,463,652
Estee Lauder Cos., Inc. Class A	38,504	2,516,621
General Mills, Inc.	103,664	5,112,708
Hormel Foods Corp.	21,200	878,316
Kellogg Co.	40,335	2,448,738
Kimberly-Clark Corp.	61,800	5,777,064
Kraft Foods Group, Inc.	94,769	4,906,191
Kroger Co.	81,676	2,989,342
Lorillard, Inc.	61,383	2,596,501
McCormick & Co., Inc.	20,753	1,403,940
Molson Coors Brewing Co. Class B	25,162	1,227,654
Mondelez International, Inc. Class A	285,809	8,765,762
Monster Beverage Corp. (a)	24,300	1,394,577
PepsiCo, Inc.	248,554	19,817,210
Philip Morris International, Inc.	263,399	21,978,013
Procter & Gamble Co.	440,619	34,319,814
Reynolds American, Inc.	52,074	2,480,285
Safeway, Inc.	37,164	962,548
Sysco Corp.	93,209	2,984,552
The Hershey Co.	23,482	2,159,170
The J.M. Smucker Co.	17,160	1,821,362
Tyson Foods, Inc. Class A	44,235	1,280,603
Wal-Mart Stores, Inc.	263,302	19,215,780
Walgreen Co.	137,218	6,596,069
Whole Foods Market, Inc.	55,066	2,904,732

		235,963,841

Energy - 10.3%
Anadarko Petroleum Corp.	81,626	7,462,249
Apache Corp.	62,125	5,322,870
Baker Hughes, Inc.	69,973	3,253,045
Cabot Oil & Gas Corp.	67,500	2,641,275
Cameron International Corp. (a)	39,700	2,254,563
Chesapeake Energy Corp.	83,182	2,146,927
Chevron Corp.	311,646	37,531,528
ConocoPhillips	195,130	12,937,119
Consol Energy, Inc.	34,973	1,092,207
Denbury Resources, Inc. (a)	61,500	1,063,335
Devon Energy Corp.	60,151	3,434,021
Diamond Offshore Drilling, Inc.	11,500	736,345
Ensco PLC Class A	36,500	2,027,940
EOG Resources, Inc.	43,617	6,850,050
EQT Corp.	24,100	2,065,852
ExxonMobil Corp.	711,747	62,035,868
FMC Technologies, Inc. (a)	38,600	2,070,118
Halliburton Co.	126,694	6,081,312
Helmerich & Payne, Inc.	16,300	1,027,552
Hess Corp.	47,801	3,577,905
Kinder Morgan, Inc.	101,326	3,843,295
Marathon Oil Corp.	111,777	3,848,482
Marathon Petroleum Corp.	51,688	3,747,897

	Shares	Market Value

Murphy Oil Corp.	28,841	$1,944,460
Nabors Industries, Ltd.	48,204	742,342
National Oilwell Varco, Inc.	67,757	5,034,345
Newfield Exploration Co. (a)	20,600	490,692
Noble Corp.	39,400	1,465,680
Noble Energy, Inc.	57,920	3,558,026
Occidental Petroleum Corp.	130,444	11,506,465
Peabody Energy Corp.	44,124	758,933
Phillips 66	99,165	5,662,321
Pioneer Natural Resources Co.	21,700	3,796,849
QEP Resources, Inc.	27,068	739,498
Range Resources Corp.	25,500	1,911,990
Rowan Cos. PLC Class A (a)	19,620	694,940
Schlumberger, Ltd.	213,858	17,309,666
Southwestern Energy Co. (a)	56,300	2,150,660
Spectra Energy Corp.	107,798	3,569,192
Tesoro Corp.	23,165	1,067,675
Valero Energy Corp.	87,909	3,123,407
Williams Cos., Inc.	108,468	3,930,880
WPX Energy, Inc. (a)	30,856	575,773

		247,085,549

Financials - 16.7%
ACE, Ltd.	54,100	4,745,652
AFLAC, Inc.	73,990	4,275,882
Allstate Corp.	76,406	3,661,376
American Express Co.	153,764	11,057,169
American International Group, Inc. (a)	239,033	11,105,473
American Tower Corp. REIT	62,800	4,363,972
Ameriprise Financial, Inc.	32,307	2,783,248
Aon PLC	49,547	3,288,930
Apartment Investment & Management Co. Class A	22,952	631,869
Assurant, Inc.	14,131	749,508
AvalonBay Communities, Inc.	19,298	2,391,022
Bank of America Corp.	1,730,771	24,438,487
BB&T Corp.	111,970	3,802,501
Berkshire Hathaway, Inc. Class B (a)	292,503	32,532,184
BlackRock, Inc.	20,434	5,319,379
Boston Properties, Inc.	23,867	2,446,368
Capital One Financial Corp.	92,963	6,000,762
CBRE Group, Inc. (a)	49,575	1,084,205
Charles Schwab Corp.	175,293	3,660,118
Chubb Corp.	41,475	3,449,476
Cincinnati Financial Corp.	23,114	1,055,848
Citigroup, Inc.	488,520	23,610,172
CME Group, Inc.	48,955	3,481,190
Comerica, Inc.	29,944	1,222,913
DDR Corp. REIT	1,532	23,777
Discover Financial Services	79,005	3,732,986
E*Trade Financial Corp. (a)	44,931	630,831
Equity Residential	51,157	2,654,537
Fifth Third Bancorp	141,716	2,591,986

32	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2013 (Unaudited)

	Shares	Market Value

Franklin Resources, Inc.	68,940	$3,182,270
Genworth Financial, Inc. Class A (a)	82,251	970,562
Goldman Sachs Group, Inc.	69,034	10,502,142
Hartford Financial Services Group, Inc.	74,097	2,193,271
HCP, Inc.	73,400	2,989,582
Health Care REIT, Inc.	46,100	2,832,384
Hudson City Bancorp, Inc.	76,692	704,799
Huntington Bancshares, Inc.	141,956	1,169,717
IntercontinentalExchange, Inc. (a)	11,980	2,153,405
Invesco Ltd.	72,200	2,191,992
J.P. Morgan Chase & Co.	606,115	30,626,991
KeyCorp	148,675	1,735,037
Kimco Realty Corp.	62,669	1,255,260
Legg Mason, Inc.	18,042	586,726
Leucadia National Corp.	46,736	1,165,128
Lincoln National Corp.	42,992	1,807,384
Loews Corp.	49,231	2,188,810
M&T Bank Corp.	19,437	2,202,990
Marsh & McLennan Cos., Inc.	88,553	3,651,040
Mastercard, Inc. Class A	16,900	10,242,752
MetLife, Inc.	174,396	8,055,351
Moody’s Corp.	30,266	1,923,707
Morgan Stanley	218,030	5,616,453
NASDAQ OMX Group, Inc.	18,400	549,424
Northern Trust Corp.	34,306	1,882,370
NYSE Euronext	40,200	1,680,360
Paychex, Inc.	50,738	1,962,546
People’s United Financial, Inc.	57,000	810,540
PNC Financial Services Group, Inc.	84,117	6,079,136
Principal Financial Group, Inc.	43,391	1,775,560
Progressive Corp.	88,101	2,208,692
ProLogis, Inc.	78,999	2,783,925
Prudential Financial, Inc.	74,339	5,566,504
Public Storage, Inc.	23,087	3,524,692
Regions Financial Corp.	226,389	2,128,057
Simon Property Group, Inc.	49,415	7,196,306
SLM Corp.	69,254	1,661,403
State Street Corp. (b)	72,725	4,852,212
SunTrust Banks, Inc.	86,518	2,770,306
T. Rowe Price Group, Inc.	41,175	2,888,014
The Bank of New York Mellon Corp.	184,485	5,486,584
The Macerich Co. REIT	21,800	1,226,904
Torchmark Corp.	14,931	1,028,597
Total System Services, Inc.	26,575	735,330
Travelers Cos., Inc.	60,504	4,834,270
U.S. Bancorp	299,052	10,804,749
Unum Group	40,929	1,208,633
Ventas, Inc.	46,600	2,901,316
Visa, Inc. Class A	81,900	14,284,998
Vornado Realty Trust	26,714	2,171,848
Wells Fargo & Co.	789,749	32,442,889

	Shares	Market Value

Western Union Co.	86,585	$1,517,835
XL Group PLC	44,968	1,329,254
Zions Bancorp.	30,453	851,770

		401,884,598

Health Care - 12.2%
Abbott Laboratories	252,406	8,412,692
AbbVie, Inc.	252,906	10,776,325
Actavis, Inc. (a)	20,946	2,831,480
Aetna, Inc.	60,559	3,838,835
Alexion Pharmaceuticals, Inc. (a)	32,400	3,491,424
Allergan, Inc.	49,192	4,347,589
AmerisourceBergen Corp.	36,686	2,088,167
Amgen, Inc.	120,145	13,088,596
Baxter International, Inc.	88,461	6,153,347
Becton Dickinson and Co.	31,397	3,057,440
Biogen Idec, Inc. (a)	38,031	8,101,364
Boston Scientific Corp. (a)	219,034	2,317,380
Bristol-Myers Squibb Co.	262,516	10,944,292
C.R. Bard, Inc.	11,997	1,378,095
Cardinal Health, Inc.	53,957	2,712,958
CareFusion Corp. (a)	33,878	1,214,526
Celgene Corp. (a)	66,818	9,353,184
Cerner Corp. (a)	46,000	2,118,760
CIGNA Corp.	45,996	3,619,425
Covidien PLC	77,100	4,579,740
DaVita, Inc. (a)	13,300	1,429,883
Dentsply International, Inc.	23,300	978,367
Edwards Lifesciences Corp. (a)	19,000	1,337,220
Eli Lilly & Co.	160,675	8,258,695
Express Scripts Holding Co. (a)	129,914	8,298,906
Forest Laboratories, Inc. (a)	37,402	1,590,707
Gilead Sciences, Inc. (a)	244,298	14,723,840
Hospira, Inc. (a)	25,303	987,576
Humana, Inc.	25,207	2,321,061
Intuitive Surgical, Inc. (a)	6,300	2,435,076
Johnson & Johnson	450,049	38,888,734
Laboratory Corp. of America Holdings (a)	15,422	1,476,194
Life Technologies Corp. (a)	27,887	2,075,072
McKesson Corp.	37,255	4,523,130
Mead Johnson Nutrition Co.	32,618	2,447,329
Medtronic, Inc.	163,778	8,475,511
Merck & Co., Inc.	484,970	22,934,231
Mylan, Inc. (a)	63,209	2,233,806
Patterson Cos., Inc.	12,894	514,213
Perrigo Co.	14,400	1,750,320
Pfizer, Inc.	1,073,781	30,291,362
Quest Diagnostics, Inc.	25,600	1,500,672
Regeneron Pharmaceuticals, Inc. (a)	12,100	2,931,951
St. Jude Medical, Inc.	45,126	2,274,802
Stryker Corp.	46,289	3,096,271
Tenet Healthcare Corp. (a)	15,542	606,915
UnitedHealth Group, Inc.	165,096	11,843,987

State Street Equity 500 Index Portfolio	33

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2013 (Unaudited)

	Shares	Market Value

Varian Medical Systems, Inc. (a)	18,060	$1,272,327
WellPoint, Inc.	47,738	4,064,413
Zimmer Holdings, Inc.	26,952	2,131,634
Zoetis, Inc.	79,448	2,315,909

		294,435,733

Industrials - 10.2%
3M Co.	101,772	11,559,264
ADT Corp. (a)	36,250	1,443,837
Amphenol Corp. Class A	26,100	1,977,597
Avery Dennison Corp.	15,388	657,991
Boeing Co.	108,988	11,326,033
Caterpillar, Inc.	105,179	8,681,475
CH Robinson Worldwide, Inc.	25,861	1,470,715
Cintas Corp.	17,588	840,003
CSX Corp.	162,814	4,006,852
Cummins, Inc.	28,358	3,493,705
Danaher Corp.	92,472	6,058,765
Deere & Co.	62,337	5,213,867
Dover Corp.	27,895	2,372,470
Eaton Corp. PLC	75,124	4,756,852
Emerson Electric Co.	115,248	6,957,522
Equifax, Inc.	19,983	1,180,795
Expeditors International of Washington, Inc.	34,020	1,379,851
Fastenal Co.	42,500	1,869,575
FedEx Corp.	46,800	5,024,448
First Solar, Inc. (a)	10,570	388,130
Flir Systems, Inc.	23,500	735,080
Flowserve Corp.	21,900	1,221,801
Fluor Corp.	26,060	1,652,986
Fortune Brands Home & Security, Inc.	1,145	42,182
General Dynamics Corp.	53,161	4,425,653
General Electric Co.	1,657,133	38,346,057
Honeywell International, Inc.	125,781	10,008,394
Illinois Tool Works, Inc.	66,271	4,736,388
Ingersoll-Rand PLC	44,500	2,631,730
Iron Mountain, Inc.	26,910	694,278
Jacobs Engineering Group, Inc. (a)	20,400	1,188,912
Joy Global, Inc.	17,200	844,864
Kansas City Southern	17,500	1,844,850
L-3 Communications Holdings, Inc.	14,403	1,301,023
Leggett & Platt, Inc.	24,198	699,806
Lockheed Martin Corp.	43,552	5,331,636
Masco Corp.	57,123	1,080,767
Nielsen Holdings NV	33,300	1,148,850
Norfolk Southern Corp.	50,055	3,611,969
Northrop Grumman Corp.	38,911	3,590,318
PACCAR, Inc.	56,774	3,043,654
Pall Corp.	18,609	1,286,626
Parker Hannifin Corp.	23,903	2,389,105

	Shares	Market Value

Pentair, Ltd.	33,495	$2,013,384
Pitney Bowes, Inc.	29,727	485,145
Precision Castparts Corp.	24,007	5,071,239
Quanta Services, Inc. (a)	35,000	914,900
Raytheon Co.	52,382	3,950,127
Republic Services, Inc.	47,503	1,544,322
Robert Half International, Inc.	23,540	830,256
Rockwell Automation, Inc.	22,505	2,188,161
Rockwell Collins, Inc.	22,531	1,594,519
Roper Industries, Inc.	16,100	1,991,570
Ryder System, Inc.	7,921	440,487
Southwest Airlines Co.	114,186	1,462,723
Stericycle, Inc. (a)	14,100	1,587,096
Textron, Inc.	44,839	1,207,963
Thermo Fisher Scientific, Inc.	57,024	5,065,442
Tyco International Ltd.	74,300	2,454,872
Union Pacific Corp.	74,768	11,479,879
United Parcel Service, Inc. Class B	115,246	9,862,753
United Technologies Corp.	135,478	13,561,348
W.W. Grainger, Inc.	9,669	2,391,627
Waste Management, Inc.	73,139	2,957,741
Xylem, Inc.	28,692	710,988

		246,283,218

Information Technology - 16.0%
Accenture PLC Class A	104,100	7,521,225
Adobe Systems, Inc. (a)	79,757	3,648,883
Advanced Micro Devices, Inc. (a)	84,086	274,961
Agilent Technologies, Inc.	54,968	2,563,708
Akamai Technologies, Inc. (a)	27,324	1,256,358
Altera Corp.	50,554	1,777,984
Analog Devices, Inc.	50,069	2,317,193
AOL, Inc. (a)	1	33
Apple, Inc.	150,284	73,195,822
Applied Materials, Inc.	194,207	2,915,047
Autodesk, Inc. (a)	36,476	1,340,493
Automatic Data Processing, Inc.	78,417	5,580,154
BMC Software, Inc. (a)	22,421	1,031,366
Broadcom Corp. Class A	82,359	2,080,388
CA, Inc.	53,099	1,553,146
Cisco Systems, Inc.	858,519	20,012,078
Citrix Systems, Inc. (a)	29,667	2,099,534
Cognizant Technology Solutions Corp. Class A (a)	47,784	3,502,567
Computer Sciences Corp.	23,144	1,160,672
Corning, Inc.	234,476	3,292,043
Dell, Inc.	233,250	3,211,853
Dun & Bradstreet Corp.	7,100	706,308
Electronic Arts, Inc. (a)	50,400	1,342,656
EMC Corp.	334,284	8,617,842
F5 Networks, Inc. (a)	12,200	1,017,236
Fidelity National Information Services, Inc.	46,777	2,079,705
Fiserv, Inc. (a)	21,052	2,026,676

34	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2013 (Unaudited)

	Shares	Market Value

Google, Inc. Class A (a)	43,090	$36,492,921
Harris Corp.	18,600	1,053,318
Hewlett-Packard Co.	313,416	7,001,713
Intel Corp.	799,556	17,574,241
International Business Machines Corp.	166,742	30,392,064
Intuit, Inc.	43,863	2,786,616
Jabil Circuit, Inc.	27,551	628,714
Juniper Networks, Inc. (a)	84,393	1,595,028
KLA-Tencor Corp.	27,005	1,489,326
Lam Research Corp. (a)	25,858	1,206,793
Linear Technology Corp.	37,363	1,432,124
LSI Corp. (a)	89,162	660,690
Microchip Technology, Inc.	32,589	1,264,779
Micron Technology, Inc. (a)	160,962	2,184,254
Microsoft Corp.	1,207,935	40,345,029
Molex, Inc.	23,205	673,409
Motorola Solutions, Inc.	42,752	2,394,540
NetApp, Inc.	57,357	2,382,610
NVIDIA Corp.	99,956	1,474,351
Oracle Corp.	587,962	18,732,469
PerkinElmer, Inc.	19,218	691,271
QUALCOMM, Inc.	277,911	18,419,941
Red Hat, Inc. (a)	29,800	1,505,496
SAIC, Inc.	42,900	646,503
Salesforce.com, Inc. (a)	89,700	4,406,961
SanDisk Corp.	38,367	2,117,091
Seagate Technology PLC	51,800	1,984,976
Symantec Corp.	109,963	2,816,152
TE Connectivity, Ltd.	67,300	3,297,700
Teradata Corp. (a)	25,320	1,482,739
Teradyne, Inc. (a)	28,149	432,087
Texas Instruments, Inc.	176,199	6,730,802
VeriSign, Inc. (a)	24,721	1,186,361
Waters Corp. (a)	13,765	1,360,670
Western Digital Corp.	36,200	2,244,400
Xerox Corp.	208,201	2,077,846
Xilinx, Inc.	42,502	1,845,437
Yahoo!, Inc. (a)	154,519	4,190,555

		385,327,908

Materials - 3.5%
Air Products & Chemicals, Inc.	33,209	3,391,967
Airgas, Inc.	11,600	1,179,140
Alcoa, Inc.	169,749	1,307,067
Allegheny Technologies, Inc.	17,228	460,160
Ball Corp.	25,024	1,111,566
Bemis Co., Inc.	17,462	694,813
CF Industries Holdings, Inc.	10,550	2,008,087
Cliffs Natural Resources, Inc.	22,200	463,314
Dow Chemical Co.	192,228	7,189,327
E.I. du Pont de Nemours & Co.	148,112	8,386,102
Eastman Chemical Co.	24,808	1,885,408

	Shares	Market Value

Ecolab, Inc.	42,166	$3,851,864
FMC Corp.	21,400	1,425,454
Freeport-McMoRan Copper & Gold, Inc. Class B	165,004	4,986,421
International Flavors & Fragrances, Inc.	13,031	1,029,579
International Paper Co.	71,411	3,371,313
LyondellBasell Industries NV	62,600	4,391,390
MeadWestvaco Corp.	26,720	957,912
Monsanto Co.	86,055	8,423,924
Mosaic Co.	43,600	1,815,940
Newmont Mining Corp.	78,406	2,490,959
Nucor Corp.	49,654	2,258,761
Owens-Illinois, Inc. (a)	26,300	746,657
Plum Creek Timber Co., Inc.	25,311	1,121,531
PPG Industries, Inc.	22,771	3,557,058
Praxair, Inc.	48,411	5,683,451
Sealed Air Corp.	31,392	891,533
Sherwin-Williams Co.	13,696	2,361,190
Sigma-Aldrich Corp.	19,134	1,577,981
United States Steel Corp.	21,478	384,456
Vulcan Materials Co.	21,361	1,021,056
Weyerhaeuser Co.	91,674	2,510,034

		82,935,415

Telecommunication Services - 2.5%
AT&T, Inc.	863,050	29,196,981
CenturyLink, Inc.	99,565	3,297,593
Crown Castle International Corp. (a)	46,900	3,255,798
Frontier Communications Corp.	165,844	718,105
JDS Uniphase Corp. (a)	37,923	486,552
Verizon Communications, Inc.	459,566	21,774,237
Windstream Corp.	99,213	800,649

		59,529,915

Utilities - 3.1%
AES Corp.	103,195	1,311,608
AGL Resources, Inc.	18,100	795,495
Ameren Corp.	37,560	1,269,904
American Electric Power Co., Inc.	76,652	3,280,706
CenterPoint Energy, Inc.	66,311	1,520,511
CMS Energy Corp.	42,056	1,115,746
Consolidated Edison, Inc.	47,252	2,656,980
Dominion Resources, Inc.	94,562	5,517,693
DTE Energy Co.	27,484	1,837,855
Duke Energy Corp.	112,183	7,359,205
Edison International	52,219	2,396,330
Entergy Corp.	27,698	1,751,345
Exelon Corp.	136,543	4,163,196
FirstEnergy Corp.	67,022	2,511,314
Integrys Energy Group, Inc.	11,616	649,567
NextEra Energy, Inc.	67,721	5,442,060
NiSource, Inc.	50,582	1,480,029

State Street Equity 500 Index Portfolio	35

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2013 (Unaudited)

	Shares	Market Value

Northeast Utilities	50,060	$2,050,958
NRG Energy, Inc.	51,700	1,357,125
Oneok, Inc.	32,200	1,656,368
Pepco Holdings, Inc.	41,200	780,328
PG&E Corp.	70,826	2,929,363
Pinnacle West Capital Corp.	17,860	969,262
PPL Corp.	100,475	3,084,582
Public Service Enterprise Group, Inc.	80,924	2,623,556
SCANA Corp.	22,300	1,073,076
Sempra Energy	36,086	3,046,380
Southern Co.	138,343	5,757,836
TECO Energy, Inc.	34,951	577,740
Wisconsin Energy Corp.	38,100	1,563,624
Xcel Energy, Inc.	79,051	2,207,104

		74,736,846

Total Common Stocks (cost: $1,208,425,619)		2,330,925,939

	Par Amount

U.S. Government Securities - 0.2%
U.S. Treasury Bill (c)(d)(e) 0% due 09/12/2013	$1,150,000	1,149,988
U.S. Treasury Bill (c)(d)(e) 0% due 10/03/2013	400,000	399,989
U.S. Treasury Bill (c)(d)(e) 0% due 11/07/2013	1,610,000	1,609,910

Total U.S. Government Securities (cost: $3,159,887)		3,159,887

	Shares

Money Market Fund - 2.7%
State Street Institutional Liquid Reserves Fund (b)(f)	66,118,130	66,118,130

Total Money Market Fund (cost: $66,118,130)		66,118,130

Total Investments (g) - 99.8% (cost $1,277,703,636 (h)†)		2,400,203,956

Other Assets in Excess of Liabilities - 0.2%		5,620,159

Net Assets - 100.0%		$2,405,824,115

(a)	Non-income producing security.
(b)	Affiliated issuer. See table that follows for more information.
(c)	All or part of this security has been designated as collateral for futures contracts.
(d)	Rate represents annualized yield at date of purchase.
(e)	Value determined based on Level 2 inputs established by provisions surrounding fair value measurements and disclosures.
(f)	The rate shown is the annualized seven-day yield at period end.
(g)	Unless otherwise indicated, the values of the Securities of the Portfolio are determined based on Level 1 instablished by provisions surrounding fair value measurements and disclosures.
(h)	Cost of investments shown approximates cost for federal income tax purposes. Gross unrealized appreciation and gross unrealized depreciation of investments at August 31, 2013 was $1,145,614,567 and $23,114,247, respectively, resulting in net unrealized appreciation of investments of $1,122,500,320.
†	Security valuation: The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed-income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See notes to financial statements.

36	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 31, 2013 (Unaudited)

The Portfolio adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. These provisions apply to fair value measurements that are already required or permitted by other accounting standards and are intended to increase the consistency of those measurements and apply broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of August 31, 2013, in valuing the Portfolio’s assets carried at fair value:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Assets:

Investments:
Common Stocks	$2,330,925,939	$—	$—	$2,330,925,939
U.S. Government Securities	—	3,159,887	—	3,159,887
Money Market Fund	66,118,130	—	—	66,118,130

Total Investments	2,397,044,069	3,159,887	—	2,400,203,956

Liabilities:
Futures contracts	(577,428)	—	—	(577,428)

Total	$2,396,466,641	$3,159,887	$—	$2,399,626,528

The type of inputs used to value each security under the provisions surrounding fair value measurements and disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

For the eight months ended August 31, 2013, there were no transfers between levels.

Derivatives

Futures: The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Asset and Liabilities. The Portfolio recognizes a realized gain or loss when the contract is closed. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

Schedule of Futures Contracts	Number of Contracts	Notional Value	Unrealized Depreciation $

S&P 500 Financial Futures Contracts (long) Expiration Date 09/2013	872	$71,124,680	(577,428)

Total unrealized depreciation on open futures contracts purchased			(577,428)

See notes to financial statements.

State Street Equity 500 Index Portfolio	37

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — August 30, 2013 (Unaudited)

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at August 31, 2013:

Asset Derivatives(1)

	Equity Contracts Risk	Total

Futures Contracts	$(577,428)	$(577,428)

(1)	Portfolio of Investments: Unrealized depreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within the Statement of Assets and Liabilities.

The average notional value of futures outstanding during the period ended August 31, 2013, was $50,183,432.

Affiliates Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund. Transactions in all affiliates for the period ending August 31, 2013 were as follows:

Security Description	Number of shares Held at 12/31/12	Shares Purchased for the Eight Months Ended 08/31/13	Shares Sold for the Eight Months Ended 08/31/13	Number of shares Held at 08/31/13	Value at 08/31/13	Income Earned for the Eight Months Ended 08/31/13	Realized Loss on Shares Sold
State Street Corp.	72,725	—	—	72,725	$4,852,212	$37,817	$—
State Street Institutional Liquid Reserves Fund	25,053,183	215,437,690	174,372,743	66,118,130	66,118,130	33,998	—

See notes to financial statements.

38	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities — August 31, 2013 (Unaudited)

Assets
Investments in unaffiliated issuers at market value (identified cost $1,209,195,732)	$2,329,233,614
Investments in non-controlled affiliates at market value (identified cost $68,507,904)	70,970,342

Total investments at market value (identified cost $1,277,703,636)	2,400,203,956
Receivable for fund shares sold	623,179
Daily variation margin on futures contracts	341,987
Dividends and interest receivable	5,285,626

Total assets	2,406,454,748

Liabilities
Management fees payable	53,205
Daily variation margin on futures contracts	577,428

Total liabilities	630,633

Net Assets	$2,405,824,115

See notes to financial statements.

State Street Equity 500 Index Portfolio	39

State Street Equity 500 Index Portfolio

Portfolio of Investments — December 31, 2012

	Shares	Market Value (000)

Common Stocks - 98.5%
Consumer Discretionary - 12.0%
Abercrombie & Fitch Co. Class A	13,046	$626
Amazon.com, Inc. (a)	57,092	14,338
Apollo Group, Inc. Class A (a)	18,029	377
AutoNation, Inc. (a)	6,363	253
AutoZone, Inc. (a)	5,964	2,114
Bed Bath & Beyond, Inc. (a)	36,545	2,043
Best Buy Co., Inc.	42,119	499
Big Lots, Inc. (a)	9,227	263
BorgWarner, Inc. (a)	18,500	1,325
Cablevision Systems Corp.	35,600	532
CarMax, Inc. (a)	37,200	1,396
Carnival Corp.	70,650	2,598
CBS Corp. Class B	95,403	3,630
Chipotle Mexican Grill, Inc. (a)	5,100	1,517
Coach, Inc.	44,828	2,488
Comcast Corp. Class A	420,748	15,728
D.R. Horton, Inc.	46,076	911
Darden Restaurants, Inc.	20,588	928
Delphi Automotive PLC (a)	45,500	1,740
DIRECTV (a)	94,977	4,764
Discovery Communications, Inc. Class A (a)	39,900	2,533
Dollar General Corp. (a)	42,500	1,874
Dollar Tree, Inc. (a)	36,600	1,485
eBay, Inc. (a)	182,503	9,311
Expedia, Inc.	14,357	882
Family Dollar Stores, Inc.	15,558	987
Ford Motor Co.	604,598	7,830
Fossil, Inc. (a)	8,800	819
GameStop Corp. Class A	19,500	489
Gannett Co., Inc.	39,574	713
Gap, Inc.	44,198	1,372
Garmin Ltd.	17,300	706
Genuine Parts Co.	25,209	1,603
Goodyear Tire & Rubber Co. (a)	34,957	483
H&R Block, Inc.	47,115	875
Harley-Davidson, Inc.	35,801	1,749
Harman International Industries, Inc.	12,021	537
Hasbro, Inc.	17,825	640
Home Depot, Inc.	236,712	14,641
Host Hotels & Resorts, Inc.	118,721	1,860
International Game Technology	39,819	564
Interpublic Group of Cos., Inc.	71,894	792
JC Penney Co., Inc.	21,810	430
Johnson Controls, Inc.	109,586	3,364
Kohl’s Corp.	34,533	1,484
Lennar Corp. Class A	25,931	1,003
Limited Brands, Inc.	38,167	1,796
Lowe’s Cos., Inc.	180,762	6,421
Macy’s, Inc.	61,423	2,397
Marriott International, Inc. Class A	39,050	1,455
Mattel, Inc.	53,776	1,969

	Shares	Market Value (000)

McDonald’s Corp.	160,325	$14,142
McGraw-Hill Cos., Inc.	45,766	2,502
NetFlix, Inc. (a)	7,700	714
Newell Rubbermaid, Inc.	47,893	1,067
News Corp. Class A	320,809	8,193
NIKE, Inc. Class B	116,504	6,012
Nordstrom, Inc.	23,633	1,264
O’Reilly Automotive, Inc. (a)	19,400	1,735
Omnicom Group, Inc.	43,541	2,175
PetSmart, Inc.	17,300	1,182
Priceline.com, Inc. (a)	7,990	4,963
PulteGroup, Inc. (a)	54,705	993
Ralph Lauren Corp.	9,515	1,426
Ross Stores, Inc.	35,900	1,944
Scripps Networks Interactive, Inc. Class A	12,035	697
Snap-on, Inc.	9,212	728
Stanley Black & Decker, Inc.	27,007	1,998
Staples, Inc.	110,033	1,254
Starbucks Corp.	120,461	6,459
Starwood Hotels & Resorts Worldwide, Inc.	31,247	1,792
Target Corp.	104,216	6,166
Tiffany & Co.	19,880	1,140
Time Warner Cable, Inc.	48,471	4,711
Time Warner, Inc.	151,091	7,227
TJX Cos., Inc.	117,212	4,976
TripAdvisor, Inc. (a)	16,857	707
Urban Outfitters, Inc. (a)	18,300	720
V.F. Corp.	14,393	2,173
Viacom, Inc. Class B	72,422	3,820
Walt Disney Co.	283,245	14,103
Washington Post Co. Class B	660	241
Whirlpool Corp.	12,661	1,288
Wyndham Worldwide Corp.	22,699	1,208
Wynn Resorts, Ltd.	12,700	1,429
Yum! Brands, Inc.	73,292	4,867

		247,150

Consumer Staples - 10.4%
Altria Group, Inc.	320,199	10,061
Archer-Daniels-Midland Co.	107,324	2,940
Avon Products, Inc.	67,660	972
Beam, Inc.	25,045	1,530
Brown-Forman Corp. Class B	23,482	1,485
Campbell Soup Co.	28,865	1,007
Clorox Co.	20,543	1,504
Coca-Cola Co.	610,822	22,142
Coca-Cola Enterprises, Inc.	40,801	1,295
Colgate-Palmolive Co.	71,401	7,464
ConAgra Foods, Inc.	65,375	1,929
Constellation Brands, Inc. Class A (a)	23,026	815
Costco Wholesale Corp.	68,589	6,775
CVS Caremark Corp.	199,532	9,647

40	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2012

	Shares	Market Value (000)

Dean Foods Co. (a)	31,858	$526
Dr Pepper Snapple Group, Inc.	34,100	1,507
Estee Lauder Cos., Inc. Class A	38,504	2,305
General Mills, Inc.	103,664	4,189
H.J. Heinz Co.	52,069	3,003
Hormel Foods Corp.	21,200	662
Kellogg Co.	39,035	2,180
Kimberly-Clark Corp.	63,300	5,344
Kraft Foods Group, Inc.	94,769	4,309
Kroger Co.	77,576	2,019
Lorillard, Inc.	20,461	2,387
McCormick & Co., Inc.	20,753	1,318
Molson Coors Brewing Co. Class B	25,162	1,077
Mondelez International, Inc. Class A	284,309	7,241
Monster Beverage Corp. (a)	24,300	1,285
PepsiCo, Inc.	247,554	16,940
Philip Morris International, Inc.	265,999	22,248
Procter & Gamble Co.	433,619	29,438
Reynolds American, Inc.	52,074	2,157
Safeway, Inc.	37,164	672
Sysco Corp.	93,209	2,951
The Hershey Co.	23,482	1,696
The J.M. Smucker Co.	18,060	1,558
Tyson Foods, Inc. Class A	44,235	858
Wal-Mart Stores, Inc.	267,402	18,245
Walgreen Co.	137,218	5,078
Whole Foods Market, Inc.	27,533	2,515

		213,274

Energy - 10.8%
Anadarko Petroleum Corp.	79,126	5,880
Apache Corp.	62,125	4,877
Baker Hughes, Inc.	69,973	2,858
Cabot Oil & Gas Corp.	32,600	1,622
Cameron International Corp. (a)	38,500	2,174
Chesapeake Energy Corp.	83,182	1,382
Chevron Corp. (b)	311,046	33,636
ConocoPhillips	191,330	11,095
Consol Energy, Inc.	34,973	1,123
Denbury Resources, Inc. (a)	61,500	996
Devon Energy Corp.	60,151	3,130
Diamond Offshore Drilling, Inc.	11,500	782
Ensco PLC Class A	36,500	2,164
EOG Resources, Inc.	42,717	5,160
EQT Corp.	23,300	1,374
ExxonMobil Corp. (b)	723,747	62,640
FMC Technologies, Inc. (a)	38,600	1,653
Halliburton Co.	148,634	5,156
Helmerich & Payne, Inc.	16,300	913
Hess Corp.	47,801	2,532
Kinder Morgan, Inc.	101,326	3,580
Marathon Oil Corp.	111,777	3,427
Marathon Petroleum Corp.	54,288	3,420
Murphy Oil Corp.	27,441	1,634

	Shares	Market Value (000)

Nabors Industries, Ltd. (a)	48,204	$697
National Oilwell Varco, Inc.	67,757	4,631
Newfield Exploration Co. (a)	20,600	552
Noble Corp.	39,400	1,372
Noble Energy, Inc.	27,910	2,840
Occidental Petroleum Corp.	127,044	9,733
Peabody Energy Corp.	44,124	1,174
Phillips 66	99,165	5,266
Pioneer Natural Resources Co.	19,400	2,068
QEP Resources, Inc.	27,068	819
Range Resources Corp.	25,500	1,602
Rowan Cos. PLC Class A (a)	19,620	614
Schlumberger, Ltd.	209,558	14,520
Southwestern Energy Co. (a)	54,600	1,824
Spectra Energy Corp.	104,398	2,858
Tesoro Corp.	23,165	1,020
Valero Energy Corp.	87,909	2,999
Williams Cos., Inc.	105,468	3,453
WPX Energy, Inc. (a)	30,856	459

		221,709

Financials - 16.3%
ACE, Ltd.	52,700	4,205
AFLAC, Inc.	73,990	3,930
Allstate Corp.	76,406	3,069
American Express Co.	156,564	8,999
American International Group, Inc. (a)	234,433	8,276
American Tower Corp. REIT	62,800	4,853
Ameriprise Financial, Inc.	34,007	2,130
AonPLC	51,247	2,849
Apartment Investment & Management Co. Class A	22,952	621
Assurant, Inc.	14,131	490
AvalonBay Communities, Inc.	17,798	2,413
Bank of America Corp.	1,714,371	19,887
BB&T Corp.	111,970	3,259
Berkshire Hathaway, Inc. Class B (a)	289,503	25,968
BlackRock, Inc.	20,434	4,224
Boston Properties, Inc.	23,867	2,525
Capital One Financial Corp.	92,963	5,385
CBRE Group, Inc. (a)	49,575	987
Charles Schwab Corp.	175,293	2,517
Chubb Corp.	43,175	3,252
Cincinnati Financial Corp.	20,814	815
Citigroup, Inc.	463,320	18,329
CME Group, Inc.	48,955	2,483
Comerica, Inc.	32,144	975
DDR Corp. REIT	1,532	24
Discover Financial Services	83,105	3,204
E*Trade Financial Corp. (a)	35,531	318
Equity Residential	51,157	2,899
Fifth Third Bancorp	147,916	2,247
First Horizon National Corp.	43,755	434

State Street Equity 500 Index Portfolio	41

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2012

	Shares	Market Value (000)

Franklin Resources, Inc.	22,380	$2,813
Genworth Financial, Inc. Class A (a)	72,151	542
Goldman Sachs Group, Inc.	70,534	8,997
Hartford Financial Services Group, Inc.	70,197	1,575
HCP, Inc.	73,400	3,316
Health Care REIT, Inc.	40,700	2,495
Hudson City Bancorp, Inc.	76,692	624
Huntington Bancshares, Inc.	141,956	907
IntercontinentalExchange, Inc. (a)	11,980	1,483
Invesco, Ltd.	72,200	1,884
J.P. Morgan Chase & Co.	604,015	26,559
KeyCorp	148,675	1,252
Kimco Realty Corp.	62,669	1,211
Legg Mason, Inc.	18,042	464
Leucadia National Corp.	29,736	707
Lincoln National Corp.	46,592	1,207
Loews Corp.	51,131	2,084
M & T Bank Corp.	18,737	1,845
Marsh & McLennan Cos., Inc.	88,553	3,052
Mastercard, Inc. Class A	16,800	8,254
MetLife, Inc.	168,196	5,540
Moody’s Corp.	30,266	1,523
Morgan Stanley	221,530	4,236
NASDAQ OMX Group, Inc.	18,400	460
Northern Trust Corp.	32,506	1,631
NYSE Euronext	40,200	1,268
Paychex, Inc.	50,738	1,580
People’s United Financial, Inc.	57,000	689
PNC Financial Services Group, Inc.	84,717	4,940
Principal Financial Group, Inc.	39,991	1,141
Progressive Corp.	84,501	1,783
ProLogis, Inc.	72,299	2,638
Prudential Financial, Inc.	74,339	3,965
Public Storage, Inc.	23,087	3,347
Regions Financial Corp.	218,789	1,558
Simon Property Group, Inc.	48,815	7,717
SLM Corp.	77,454	1,327
State Street Corp. (c)	72,725	3,419
SunTrust Banks, Inc.	86,518	2,453
T. Rowe Price Group, Inc.	40,075	2,610
The Bank of New York Mellon Corp.	188,685	4,849
Torchmark Corp.	14,931	771
Total System Services, Inc.	26,575	569
Travelers Cos., Inc.	61,604	4,424
U.S. Bancorp	300,952	9,612
Unum Group	46,829	975
Ventas, Inc.	47,300	3,061
Visa, Inc. Class A	82,400	12,490
Vornado Realty Trust	25,514	2,043
Wells Fargo & Co.	775,449	26,505
Western Union Co.	98,485	1,340
XL Group PLC	50,268	1,260
Zions Bancorp.	30,453	652

		335,214

	Shares	Market Value (000)

Health Care - 11.6%
Abbott Laboratories	251,206	$16,454
Aetna, Inc.	54,750	2,535
Alexion Pharmaceuticals, Inc. (a)	30,400	2,852
Allergan, Inc.	49,192	4,512
AmerisourceBergen Corp.	34,986	1,511
Amgen, Inc.	121,445	10,483
Baxter International, Inc.	87,561	5,837
Becton Dickinson and Co.	31,997	2,502
Biogen Idec, Inc. (a)	37,731	5,534
Boston Scientific Corp. (a)	219,034	1,255
Bristol-Myers Squibb Co.	263,016	8,572
C.R. Bard, Inc.	11,997	1,173
Cardinal Health, Inc.	53,957	2,222
CareFusion Corp. (a)	33,878	968
Celgene Corp. (a)	67,118	5,284
Cerner Corp. (a)	23,000	1,786
CIGNA Corp.	45,996	2,459
Coventry Health Care, Inc.	21,903	982
Covidien PLC	76,800	4,434
DaVita, Inc. (a)	12,300	1,359
Dentsply International, Inc.	23,300	923
Edwards Lifesciences Corp. (a)	19,000	1,713
Eli Lilly & Co.	159,675	7,875
Express Scripts Holding Co. (a)	129,914	7,015
Forest Laboratories, Inc. (a)	37,402	1,321
Gilead Sciences, Inc. (a)	120,999	8,887
Hospira, Inc. (a)	25,303	790
Humana, Inc.	26,207	1,799
Intuitive Surgical, Inc. (a)	6,300	3,089
Johnson & Johnson	439,549	30,812
Laboratory Corp. of America Holdings (a)	15,422	1,336
Life Technologies Corp. (a)	27,887	1,369
McKesson Corp.	37,255	3,612
Mead Johnson Nutrition Co.	32,618	2,149
Medtronic, Inc.	159,778	6,554
Merck & Co., Inc.	480,370	19,666
Mylan, Inc. (a)	63,209	1,737
Patterson Cos., Inc.	12,894	441
Perrigo Co.	14,400	1,498
Pfizer, Inc.	1,167,611	29,284
Quest Diagnostics, Inc.	25,600	1,492
St. Jude Medical, Inc.	50,326	1,819
Stryker Corp.	46,289	2,538
Tenet Healthcare Corp. (a)	18,342	596
UnitedHealth Group, Inc.	161,796	8,776
Varian Medical Systems, Inc. (a)	18,060	1,269
Watson Pharmaceuticals, Inc. (a)	20,946	1,801
WellPoint, Inc.	47,738	2,908
Zimmer Holdings, Inc.	28,252	1,883

		237,666

42	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2012

	Shares	Market Value (000)

Industrials - 10.1%
3M Co.	99,672	$9,255
ADT Corp.	36,250	1,685
Amphenol Corp. Class A	26,100	1,689
Avery Dennison Corp.	15,388	537
Boeing Co.	105,888	7,980
Caterpillar, Inc.	103,679	9,288
CH Robinson Worldwide, Inc.	25,861	1,635
Cintas Corp.	17,588	719
CSX Corp.	168,914	3,333
Cummins, Inc.	28,358	3,073
Danaher Corp.	93,572	5,231
Deere & Co.	62,737	5,422
Dover Corp.	29,995	1,971
Eaton Corp. PLC	71,424	3,871
Emerson Electric Co.	115,548	6,119
Equifax, Inc.	19,983	1,081
Expeditors International Washington, Inc.	34,020	1,345
Fastenal Co.	40,300	1,882
FedEx Corp.	46,800	4,293
First Solar, Inc. (a)	8,070	249
Flir Systems, Inc.	23,500	524
Flowserve Corp.	8,400	1,233
Fluor Corp.	26,960	1,584
Fortune Brands Home & Security, Inc. (a)	1,145	33
General Dynamics Corp.	53,161	3,682
General Electric Co.	1,663,433	34,915
Honeywell International, Inc.	122,081	7,748
Illinois Tool Works, Inc.	69,071	4,200
Ingersoll-Rand PLC	43,300	2,077
Iron Mountain, Inc.	24,010	746
Jacobs Engineering Group, Inc. (a)	20,400	868
Joy Global, Inc.	17,200	1,097
L-3 Communications Holdings, Inc.	15,703	1,203
Leggett & Platt, Inc.	20,398	555
Lockheed Martin Corp.	43,152	3,983
Masco Corp.	57,123	952
Norfolk Southern Corp.	50,855	3,145
Northrop Grumman Corp.	39,511	2,670
PACCAR, Inc.	56,774	2,567
Pall Corp.	18,609	1,121
Parker Hannifin Corp.	23,903	2,033
Pentair, Ltd.	33,495	1,646
Pitney Bowes, Inc.	29,727	316
Precision Castparts Corp.	23,007	4,358
Quanta Services, Inc. (a)	35,000	955
Raytheon Co.	52,982	3,050
Republic Services, Inc.	50,103	1,470
Robert Half International, Inc.	23,540	749
Rockwell Automation, Inc.	22,505	1,890
Rockwell Collins, Inc.	22,531	1,311
Roper Industries, Inc.	16,100	1,795

	Shares	Market Value (000)

Ryder System, Inc.	7,921	$395
Southwest Airlines Co.	114,186	1,169
Stericycle, Inc. (a)	14,100	1,315
Textron, Inc.	44,839	1,112
Thermo Fisher Scientific, Inc.	58,124	3,707
Tyco International, Ltd.	72,500	2,121
Union Pacific Corp.	74,268	9,337
United Parcel Service, Inc. Class B	112,546	8,298
United Technologies Corp.	132,078	10,832
W.W. Grainger, Inc.	9,669	1,957
Waste Management, Inc.	68,239	2,302
Xylem, Inc.	28,692	778

		208,457

Information Technology - 17.2%
Accenture PLC Class A	101,500	6,750
Adobe Systems, Inc. (a)	77,957	2,937
Advanced Micro Devices, Inc. (a)	84,086	202
Agilent Technologies, Inc.	54,968	2,250
Akamai Technologies, Inc. (a)	27,324	1,118
Altera Corp.	50,554	1,741
Analog Devices, Inc.	47,269	1,988
AOL, Inc. (a)(d)	1	—
Apple, Inc.	149,384	79,626
Applied Materials, Inc.	185,707	2,125
Autodesk, Inc. (a)	36,476	1,289
Automatic Data Processing, Inc.	75,317	4,294
BMC Software, Inc. (a)	22,421	889
Broadcom Corp. Class A (a)	82,359	2,735
CA, Inc.	56,999	1,253
Cisco Systems, Inc.	835,919	16,426
Citrix Systems, Inc. (a)	29,667	1,951
Cognizant Technology Solutions Corp. Class A (a)	47,784	3,538
Computer Sciences Corp.	23,144	927
Corning, Inc.	238,976	3,016
Dell, Inc.	236,250	2,393
Dun & Bradstreet Corp.	7,100	558
Electronic Arts, Inc. (a)	50,400	732
EMC Corp. (a)	334,284	8,457
F5 Networks, Inc. (a)	12,200	1,185
Fidelity National Information Services, Inc.	41,377	1,440
Fiserv, Inc. (a)	21,052	1,664
Google, Inc. Class A (a)	42,190	29,928
Harris Corp.	18,600	911
Hewlett-Packard Co.	312,916	4,459
Intel Corp.	795,756	16,417
International Business Machines Corp.	168,442	32,265
Intuit, Inc.	42,163	2,509
Jabil Circuit, Inc.	27,551	532
Juniper Networks, Inc. (a)	84,393	1,660
KLA-Tencor Corp.	27,005	1,290
Lam Research Corp. (a)	25,858	934

State Street Equity 500 Index Portfolio	43

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2012

	Shares	Market Value (000)

Linear Technology Corp.	35,263	$1,210
LSI Corp. (a)	89,162	631
Microchip Technology, Inc.	29,389	958
Micron Technology, Inc. (a)	160,962	1,022
Microsoft Corp. (b)	1,201,435	32,114
Molex, Inc.	23,205	634
Motorola Solutions, Inc.	45,952	2,559
NetApp, Inc. (a)	57,357	1,924
NVIDIA Corp.	99,956	1,229
Oracle Corp.	595,662	19,848
PerkinElmer, Inc.	19,218	610
QUALCOMM, Inc.	271,011	16,808
Red Hat, Inc. (a)	29,800	1,578
SAIC, Inc.	42,900	486
Salesforce.com, Inc. (a)	20,500	3,446
SanDisk Corp. (a)	38,367	1,671
Seagate Technology PLC	54,800	1,670
Symantec Corp. (a)	109,963	2,068
TE Connectivity, Ltd.	67,300	2,498
Teradata Corp. (a)	27,720	1,716
Teradyne, Inc. (a)	28,149	475
Texas Instruments, Inc.	181,899	5,628
VeriSign, Inc. (a)	24,721	960
Waters Corp. (a)	13,765	1,199
Western Digital Corp.	32,400	1,377
Xerox Corp.	209,101	1,426
Xilinx, Inc.	42,502	1,526
Yahoo!, Inc. (a)	167,019	3,324

		352,984

Materials - 3.7%
Air Products & Chemicals, Inc.	33,209	2,790
Airgas, Inc.	11,600	1,059
Alcoa, Inc.	169,749	1,473
Allegheny Technologies, Inc.	17,228	523
Ball Corp.	25,024	1,120
Bemis Co., Inc.	17,462	584
CF Industries Holdings, Inc.	9,450	1,920
Cliffs Natural Resources, Inc.	22,200	856
Dow Chemical Co.	189,628	6,129
E.I. du Pont de Nemours & Co.	148,112	6,661
Eastman Chemical Co.	23,708	1,613
Ecolab, Inc.	42,166	3,032
FMC Corp.	21,400	1,252
Freeport-McMoRan Copper & Gold, Inc. Class B	152,104	5,202
International Flavors & Fragrances, Inc.	13,031	867
International Paper Co.	71,411	2,845
LyondellBasell Industries NV	59,400	3,391
MeadWestvaco Corp.	26,720	852
Monsanto Co.	85,355	8,079
Mosaic Co.	41,900	2,373
Newmont Mining Corp.	78,406	3,641

	Shares	Market Value (000)

Nucor Corp.	49,654	$2,144
Owens-Illinois, Inc. (a)	24,000	510
Plum Creek Timber Co., Inc.	25,311	1,123
PPG Industries, Inc.	24,271	3,285
Praxair, Inc.	46,511	5,091
Sealed Air Corp.	28,792	504
Sherwin-Williams Co.	13,696	2,107
Sigma-Aldrich Corp.	19,134	1,408
United States Steel Corp.	21,478	513
Vulcan Materials Co.	21,361	1,112
Weyerhaeuser Co.	87,474	2,433

		76,492

Telecommunication Services - 3.0%
AT&T, Inc.	900,850	30,368
CenturyLink, Inc.	99,565	3,895
Crown Castle International Corp. (a)	46,900	3,384
Frontier Communications Corp.	165,844	710
JDS Uniphase Corp. (a)	32,523	440
MetroPCS Communications, Inc. (a)	52,500	522
Sprint Nextel Corp. (a)	479,365	2,718
Verizon Communications, Inc.	449,166	19,435
Windstream Corp.	99,213	822

		62,294

Utilities - 3.4%
AES Corp.	103,195	1,104
AGL Resources, Inc.	18,100	723
Ameren Corp.	37,560	1,154
American Electric Power Co., Inc.	76,652	3,272
CenterPoint Energy, Inc.	66,311	1,276
CMS Energy Corp.	42,056	1,025
Consolidated Edison, Inc.	47,252	2,624
Dominion Resources, Inc.	90,862	4,707
DTE Energy Co.	27,484	1,650
Duke Energy Corp.	112,783	7,196
Edison International	53,219	2,405
Entergy Corp.	27,698	1,766
Exelon Corp.	136,543	4,061
FirstEnergy Corp.	68,122	2,845
Integrys Energy Group, Inc.	11,616	607
NextEra Energy, Inc.	67,721	4,686
NiSource, Inc.	45,982	1,144
Northeast Utilities	50,060	1,956
NRG Energy, Inc.	49,000	1,127
Oneok, Inc.	32,200	1,377
Pepco Holdings, Inc.	34,700	680
PG&E Corp.	66,926	2,689
Pinnacle West Capital Corp.	17,860	910
PPL Corp.	92,275	2,642
Public Service Enterprise Group, Inc.	80,924	2,476
SCANA Corp.	21,000	958
Sempra Energy	35,286	2,503
Southern Co.	139,943	5,991

44	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2012

	Shares	Market Value (000)

TECO Energy, Inc.	34,951	$586
Wisconsin Energy Corp.	38,100	1,404
Xcel Energy, Inc.	75,951	2,029

		69,573

Total Common Stocks (cost $1,184,487)		2,024,813

	Par Amount

U.S. Government Securities - 0.1%
U.S. Treasury Bill (b)(e)(f) 0.08% due 01/03/13	$400,000	400
U.S. Treasury Bill (b)(e)(f) 0.09% due 02/07/13	610,000	610
U.S. Treasury Bill (b)(e)(f) 0.01% due 03/07/13	1,150,000	1,150

Total U.S. Government Securities (cost $2,160)		2,160

	Shares

Money Market Fund - 1.2%
State Street Institutional Liquid Reserves Fund 0.17% (c)(g)	25,053,183	25,053

Total Money Market Fund (cost $25,053)		25,053

Total Investments (h) - 99.8% (cost $1,211,700)		2,052,026

Other Assets in Excess of Liabilities - 0.2%		3,215

Net Assets - 100.0%		$2,055,241

(a)	Non-income producing security.
(b)	All or part of this security has been designated as collateral for futures contracts.
(c)	Affiliated issuer. See table that follows for more information.
(d)	Amount is less than $1,000.
(e)	Rate represents annualized yield at date of purchase.
(f)	Value determined based on Level 2 inputs. (Note 2)
(g)	The rate shown is the annualized seven-day yield at period end.
(h)	Unless otherwise indicated, the values of the securities of the Portfolio are determined based on Level 1 inputs. (Note 2)
PLC =	Public Limited Company
REIT =	Real Estate Investment Trust

Schedule of Futures Contracts	Number of Contracts	Notional Value (000)	Unrealized Appreciation (000)

S&P 500 Financial Futures Contracts (long) Expiration Date 03/2013	399	$28,262	$69

Total unrealized appreciation on open futures contracts purchased			$69

State Street Equity 500 Index Portfolio	45

State Street Equity 500 Index Portfolio

Portfolio of Investments, continued — December 31, 2012

Affiliates Table

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corp., the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The Portfolio also invested in the State Street Institutional Liquid Reserves Fund. Transactions in all affiliates for the year ending December 31, 2012 were as follows:

Security Description	Number of shares held at 12/31/11	Shares Purchased for the year ended 12/31/12	Shares sold for the year ended 12/31/12	Number of shares held at 12/31/12	Value at 12/31/12 (000)	Income Earned for the year ended 12/31/12 (000)	Realized gain on shares sold (000)

State Street Corp.	79,225	5,700	12,200	72,725	$3,419	$71	$19
State Street Institutional Liquid Reserves Fund	—	262,860,342	237,807,159	25,053,183	25,053	46	—

See notes to financial statements.

46	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Statement of Assets and Liabilities — December 31, 2012

(Amounts in thousands)

Assets
Investments in unaffiliated issuers at market value (identified cost $1,184,257)	$2,023,554
Investments in non-controlled affiliates at market value (identified cost $27,443) (Note 4)	28,472

Total investments at market value (identified cost $1,211,700)	2,052,026
Receivable for investment securities sold	301
Daily variation margin on futures contracts	720
Dividends and interest receivable	2,245

Total assets	2,055,292

Liabilities
Management fees payable (Note 4)	51

Total liabilities	51

Net Assets	$2,055,241

See notes to financial statements.

State Street Equity 500 Index Portfolio	47

State Street Equity 500 Index Portfolio

Statement of Operations — Year Ended December 31, 2012

(Amounts in thousands)

Investment Income
Dividend income — unaffiliated issuers (net of foreign taxes withheld of $103)	$44,960
Dividend income — non-controlled affiliated issuer	117
Interest	62

Total investment income	45,139

Expenses
Management fees (Note 4)	881

Total expenses	881

Net Investment Income	44,258

Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments — unaffiliated issuers	54,491
Investments — non-controlled affiliated issuer	19
Futures contracts	5,272

59,782

Net change in net unrealized appreciation (depreciation) on:
Investments	177,781
Futures contracts	(70)

177,711

Net realized and unrealized gain	237,493

Net Increase in Net Assets Resulting from Operations	$281,751

.See notes to financial statements.

48	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Statements of Changes in Net Assets

(Amounts in thousands)	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011

Increase (Decrease) in Net Assets From Operations:
Net investment income	$44,258	$38,015
Net realized gain on investments and futures contracts	59,782	68,236
Net change in net unrealized appreciation (depreciation) on investments and futures contracts	177,711	(60,650)

Net increase in net assets from operations	281,751	45,601

Capital Transactions
Contributions	262,982	279,791
Withdrawals	(315,020)	(598,001)

Net decrease in net assets from capital transactions	(52,038)	(318,210)

Net Increase (Decrease) in Net Assets	229,713	(272,609)

Net Assets
Beginning of year	1,825,528	2,098,137

End of year	$2,055,241	$1,825,528

See notes to financial statements.

State Street Equity 500 Index Portfolio	49

State Street Equity 500 Index Portfolio

Financial Highlights

The following table includes selected supplemental data and ratios to average net assets:

	Year Ended 12/31/12	Year Ended 12/31/11	Year Ended 12/31/10	Year Ended 12/31/09	Year Ended 12/31/08
Supplemental Data and Ratios:
Net assets, end of period (in thousands)	$2,055,241	$1,825,528	$2,098,137	$1,893,386	$1,522,208
Ratios to average net assets:
Operating expenses	0.045%	0.045%	0.045%	0.045%	0.045%
Net investment income	2.26%	2.04%	1.99%	2.28%	2.30%
Portfolio turnover rate (a)	9%	15%	12%	19%	14%
Total return (b)	15.97%	2.03%	15.08%	26.50%	(37.02)%

(a)	The portfolio turnover rate excludes in-kind security transactions.
(b)	Results represent past performance and are not indicative of future results.

See notes to financial statements.

50	State Street Equity 500 Index Portfolio

State Street Equity 500 Index Portfolio

Notes to Financial Statements — December 31, 2012

1.	Organization

State Street Master Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1999. The Trust comprises ten investment portfolios: the State Street Equity 500 Index Portfolio, the State Street Equity 400 Index Portfolio, the State Street Equity 2000 Index Portfolio, the State Street Aggregate Bond Index Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street Limited Duration Bond Portfolio, the State Street Treasury Money Market Portfolio, the State Street Treasury Plus Money Market Portfolio and the State Street U.S. Government Money Market Portfolio. Information presented in these financial statements pertains only to the State Street Equity 500 Index Portfolio (the “Portfolio”).

At December 31, 2012, the following Portfolios were operational: the Portfolio, the State Street Money Market Portfolio, the State Street Tax Free Money Market Portfolio, the State Street U.S. Government Money Market Portfolio, the State Street Treasury Money Market Portfolio and the State Street Treasury Plus Money Market Portfolio. The Portfolio is authorized to issue an unlimited number of non-transferable beneficial interests.

The Portfolio’s investment objective is to replicate, as closely as possible, before expenses, the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500® Index”). The Portfolio uses a passive management strategy designed to track the performance of the S&P 500® Index. The S&P 500® Index is a well-known, unmanaged, stock index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the United States. There is no assurance that the Portfolio will achieve its objective.

2.	Significant Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Security valuation — The Portfolio’s investments are valued each business day by independent pricing services. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price if no sale has occurred) on the primary market or exchange on which they trade. Investments in other mutual funds are valued at the net asset value per share. Fixed income securities and options are valued on the basis of the closing bid price. Futures contracts are valued on the basis of the last sale price. Money market instruments maturing within 60 days of the valuation date are valued at amortized cost, a method by which each money market instrument is initially valued at cost, and thereafter a constant accretion or amortization of any discount or premium is recorded until maturity of the security. The Portfolio may value securities for which market quotations are not readily available at “fair value,” as determined in good faith pursuant to procedures established by the Board of Trustees.

The Portfolio adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in generally accepted accounting principles and expand disclosures about fair value measurements. These provisions apply to fair value measurements that are already required or permitted by other accounting standards and are intended to increase the consistency of those measurements and apply broadly to securities and other types of assets and liabilities. In accordance with these provisions, fair value is defined as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. Various inputs are used in determining the value of the Portfolio’s investments.

The three tier hierarchy of inputs is summarized below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

Notes to Financial Statements	51

State Street Equity 500 Index Portfolio

Notes to Financial Statements, continued — December 31, 2012

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of December 31, 2012, in valuing the Portfolio’s assets carried at fair value (amounts in thousands):

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total

Assets:

Investments:
Common Stocks	$2,024,813	$—	$—	$2,024,813
U.S. Government Securities	—	2,160	—	2,160
Money Market Fund	25,053	—	—	25,053

Total Investments	2,049,866	2,160	—	2,052,026

Other Assets:
Futures contracts	69	—	—	69

Total Assets	$2,049,935	$2,160	$—	$2,052,095

The type of inputs used to value each security under the provisions surrounding fair value measurements and disclosures is identified in the Portfolio of Investments, which also includes a breakdown of the Portfolio’s investments by category.

For the year ended December 31, 2012, there were no transfers between levels.

Securities transactions, investment income and expenses — Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis and includes amortization of premium and accretion of discount on investments. Realized gains and losses from securities transactions are recorded on the basis of identified cost. Expenses are accrued daily based on average daily net assets. The effects of changes in foreign currency exchange rates on portfolio investments are included in the net realized and unrealized gains and losses on investments and foreign currency transactions on the Statement of Operations.

All of the net investment income and realized and unrealized gains and losses from the security transactions of the Portfolio are allocated pro rata among the partners in the Portfolio on a daily basis based on each partner’s daily ownership percentage.

Federal income taxes — The Portfolio is not required to pay federal income taxes on its net investment income and net capital gains because it is treated as a partnership for federal income tax purposes. All interest, dividends, gains and losses of the Portfolio are deemed to have been “passed through” to the Portfolio’s partners in proportion to their holdings in the Portfolio, regardless of whether such items have been distributed by the Portfolio. Each partner is responsible for tax liability based on its distributive share; therefore, no provision has been made for federal income taxes.

The Portfolio has reviewed the tax positions for open years as of and during the year ended December 31, 2012, and determined it did not have a liability for any unrecognized tax expenses. The Portfolio recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations. As of December 31, 2012, tax years 2009 through 2012 remain subject to examination by the Portfolio’s major tax jurisdictions, which include the United States of America and the Commonwealth of Massachusetts.

At December 31, 2012, the tax cost of investments was $1,211,700,264 on a federal tax basis. The aggregate gross unrealized appreciation and gross unrealized depreciation was $877,545,005 and $37,219,452 respectively, resulting in net appreciation of $840,325,553 for all securities as computed on a federal income tax basis.

Futures — The Portfolio may enter into financial futures contracts as part of its strategy to track the performance of the S&P 500® Index. Upon entering into a futures contract, the Portfolio is required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount. Variation margin payments are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying security or index, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio, which is recorded on the Statement of Assets and Liabilities.

52	Notes to Financial Statements

State Street Equity 500 Index Portfolio

Notes to Financial Statements, continued — December 31, 2012

The Portfolio recognizes a realized gain or loss when the contract is closed, which is recorded on the Statement of Operations. The Portfolio voluntarily segregates securities in an amount equal to the outstanding value of the open futures contracts in accordance with Securities and Exchange Commission requirements.

The Portfolio adopted provisions surrounding Derivatives and Hedging which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements.

The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of futures contracts and the possibility of an illiquid market. To the extent permitted by the investment objective, restrictions and policies set forth in the Portfolio’s Prospectus and Statement of Additional Information, the Portfolio may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. The Portfolio’s use of derivatives includes futures. These instruments offer unique characteristics and risks that assist the Portfolio in meeting its investment objective. The Portfolio typically uses derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Portfolio through the use of options and futures to earn “market-like” returns with the Portfolio’s excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Portfolio. By purchasing certain instruments, the Portfolio may more effectively achieve the desired portfolio characteristics that assist in meeting the Portfolio’s investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

The following table, grouped into appropriate risk categories, discloses the amounts related to the Portfolio’s use of derivative instruments and hedging activities at December 31, 2012:

Asset Derivatives(1) (amounts in thousands)

	Equity Contracts Risk	Total

Futures Contracts	$69	$69

(1)	Portfolio of Investments: Unrealized appreciation of futures contracts. Only unsettled receivable/payable for variation margin is reported within Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2012, were as follows:

Realized Gain (Loss)(2) (amounts in thousands)

	Equity Contracts Risk	Total

Futures Contracts	$5,272	$5,272

Change in Appreciation (Depreciation)(3) (amounts in thousands)

	Equity Contracts Risk	Total

Futures Contracts	$(70)	$(70)

(2)	Statement of Operations location: Net realized gain (loss) on: Futures contracts
(3)	Statement of Operations location: Net change in unrealized appreciation (depreciation) on: Futures contracts

The average notional value of futures contracts outstanding during the year ended December 31, 2012, was $39,836,418.

Use of estimates — The Portfolio’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which require the use of management estimates. Actual results could differ from those estimates. It is reasonably possible that these differences could be material.

Subsequent Events — Management has determined that there are no subsequent events or transactions that would have materially impacted the Portfolio’s financial statements as presented.

Notes to Financial Statements	53

State Street Equity 500 Index Portfolio

Notes to Financial Statements, continued — December 31, 2012

3.	Securities Transactions

For the year ended December 31, 2012, purchases and sales of investment securities, excluding short-term investments and futures contracts, aggregated to $198,682,282 and $173,603,446, respectively.

4.	Related Party Fees and Transactions

The Portfolio has entered into an investment advisory agreement with SSgA Funds Management, Inc. (“SSgA FM” or the “Adviser”), a subsidiary of State Street Corporation and an affiliate of State Street Bank and Trust Company (“State Street”), under which SSgA FM directs the investments of the Portfolio in accordance with its investment objective, policies, and limitations. The Trust has contracted with State Street to provide custody, administration and transfer agent services to the Portfolio. In compensation for SSgA FM’s services as investment adviser and for State Street’s services as administrator, custodian and transfer agent (and for assuming ordinary operating expenses of the Portfolio, including ordinary legal, audit and trustees expense), State Street receives a unitary fee, calculated daily, at the annual rate of 0.045% of the Portfolio’s average daily net assets.

Certain investments made by the Portfolio were made in securities affiliated with State Street and SSgA FM. Investments in State Street Corporation, the holding company of State Street, were made according to its representative portion of the S&P 500® Index. The market value of this investment at December 31, 2012 is listed in the Portfolio of Investments.

5.	Trustees’ Fees

Each Independent Trustee receives for his or her services a $100,000 retainer in addition to $5,000 for each in-person meeting and $1,250 for each telephonic meeting from the Trust. The Chairman receives an additional $30,000 annual retainer and the Audit Committee Chair receives an additional $10,000 annual retainer.

6.	Indemnifications

The Trust’s organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust. Management does not expect any significant claims.

7.	New Accounting Pronouncement

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statement disclosures.

In this reporting period the Trust adopted FASB Accounting Standards Update 2011-04, Fair Value Measurement (ASC 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in the financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure. The guidance clarified that a reporting entity should disclose quantitative information from the observable inputs used in fair value measurement that is categorized within Level 3 of

54	Notes to Financial Statements

State Street Equity 500 Index Portfolio

Notes to Financial Statements, continued — December 31, 2012 the fair value hierarchy and also required additional disclosure regarding the valuation processes used by the reporting entity. The guidance was effective for annual reporting periods beginning after December 15, 2011. The Trust adopted this guidance for the fiscal year ended December 31, 2012 and determined that the adoption did not have a material impact on its financial statements. Please see note 2 for additional information.

Notes to Financial Statements	55

State Street Equity 500 Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of State Street Master Funds and Owners of Beneficial Interest of State Street Equity 500 Index Portfolio:

We have audited the accompanying statement of assets and liabilities of State Street Equity 500 Index Portfolio (the “Portfolio”) (one of the portfolios constituting State Street Master Funds), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of State Street Equity 500 Index Portfolio, a portfolio of State Street Master Funds, at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 22, 2013

56	Report of Independent Registered Public Accounting Firm

State Street Equity 500 Index Portfolio

General Information — December 31, 2012 (Unaudited)

Proxy Voting Policies and Procedures and Record

The Trust has adopted proxy voting procedures relating to portfolio securities held by the Portfolio. A description of the policies and procedures are available without charge, upon request, (i) by calling (877) 521-4083 or (ii) on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov. Information on how the Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by August 31 without charge, upon request, (i) by calling (877) 521-4083 or (ii) on the SEC’s website at www.sec.gov.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third quarters of its fiscal year (as of March and September of each year) on Form N-Q. The Trust’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling (877) 521-4083.

Advisory Agreement Renewal

The Board of Trustees of the Trust met on November 15, 2012 (the “November Meeting” or “Meeting”) to consider the renewal of the investment advisory agreement for the Portfolio (the “Advisory Agreement”). In preparation for considering renewal of the Advisory Agreement at the November Meeting, the Independent Trustees convened a special telephonic meeting on October 18, 2012 (the “Preliminary Meeting”), at which they reviewed renewal materials provided by the Adviser, which they had requested through independent counsel, and discussed the materials with counsel and representatives of the Adviser. In the course of the Preliminary Meeting they requested additional materials from the Adviser and State Street, which were subsequently provided in advance of the November Meeting along with updates of certain of the original materials. At the November Meeting, in deciding whether to renew the Advisory Agreement, the Trustees considered various factors, including (i) the nature, extent and quality of the services provided by the Adviser under the Advisory Agreement, (ii) the investment performance of the Portfolio, (iii) the costs to the Adviser of its services and the profits realized by the Adviser and its affiliates from their relationship with the Trust, (iv) the extent to which economies of scale would be realized if and as the Trust grows and whether the fee levels in the Advisory Agreement reflect these economies of scale, and (v) any additional benefits to the Adviser from its relationship with the Trust.

In considering the nature, extent and quality of the services provided by the Adviser, the Trustees relied on their prior direct experience as Trustees of the Trust as well as on the materials provided in advance of the November Meeting. The Trustees reviewed the Adviser’s responsibilities under the Advisory Agreement and noted the experience and expertise that would be appropriate to expect of an adviser to the Portfolio, which is an index fund. The Trustees reviewed the background and experience of the Adviser’s senior management, including those individuals responsible for the investment and compliance operations relating to the investments of the Portfolio, and the responsibilities of the latter with respect to the Portfolio. They also considered the resources, operational structures and practices of the Adviser in managing the Portfolio’s investments, in monitoring and securing the Portfolio’s compliance with its investment objective and investment policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. The Trustees also considered information about the Adviser’s overall investment management business, noting that the Adviser manages assets for a variety of institutional investors and that the Adviser and its affiliates had over $1.95 trillion in assets under management at August 31, 2012, including over $259 billion managed by the Adviser. They reviewed information regarding State Street’s business continuity and disaster recovery program. Drawing upon the materials provided and their general knowledge of the business of the Adviser, the Trustees determined that the experience, resources and strength of the Adviser in the management of a variety of index products are exceptional. As discussed more fully below, they also determined that the advisory fee paid by the Portfolio was fair and reasonable and that the Portfolio’s performance and expense ratio were acceptable. On the basis of this review, the Trustees determined that the nature and extent of the services provided by the Adviser to the Portfolio were appropriate and had been of good quality.

The Trustees determined, in view of the investment objective of the Portfolio and after review and discussion of the available data and of a memorandum discussing the recent performance of the Portfolio supplied by the Adviser at the Independent Trustees’ request, that the investment performance was acceptable. The Trustees noted that the performance of the Portfolio in absolute terms was not of the importance that normally attaches to that of actively-managed funds. Of more importance to the Trustees was the extent to which the Portfolio achieved its objective of replicating, before expenses, the total return of the S&P 500 Index. Drawing

General Information	57

State Street Equity 500 Index Portfolio

General Information — December 31, 2012 (Unaudited), continued

upon information provided at the Meeting and upon reports provided to the Trustees by the Adviser throughout the preceding year, they determined that the Portfolio had in fact tracked the index within an acceptable range of tracking error. They concluded that performance of the Portfolio was satisfactory.

The Trustees considered the profitability to the Adviser and its affiliate, State Street, of the advisory relationships with the Trust. (They noted at the outset that the issue of profitability would not arise with respect to SSGM, also an affiliate of the Adviser, because of the fact that SSGM receives no compensation from the feeder fund and, by implication, the Portfolio.) The Trustees had been provided with data regarding the profitability to the Adviser and State Street with respect to the Portfolio individually, and on an aggregate basis with the other feeder funds and master portfolios overseen by the Trustees (together, the “Funds and Portfolios”), for the year ended June 30, 2012, and for the four prior years. Having discussed with representatives of the Adviser the methodologies used in computing the costs that formed the bases of the profitability calculations, they concluded that these methodologies appeared reasonable and turned to the data provided. After discussion and analysis they concluded that, to the extent that the Adviser’s and State Street’s relationships with the Trust had been profitable to either or both of those entities during the period for which information had been provided, the profitability was in no case such as to render the advisory fee excessive, especially in light of the competitive levels of the fees paid to the Adviser and State Street by the Trust. They noted that the levels of profitability had tended to increase in recent periods as a number of the Funds and Portfolios had experienced significant growth, and they determined to reconsider again the profitability of these relationships to the Adviser and State Street at the next year’s renewal meeting.

In order better to evaluate the Portfolio’s advisory fee, the Trustees had requested comparative information from Lipper Inc. with respect to fees paid by, and expense ratios of, similar funds not managed by the Adviser. The Trustees found that the Portfolio’s advisory fee and total expense ratio were all lower than the average for its Lipper peer group; after discussion, they concluded that the data available provided confirmation of the reasonableness of the Adviser’s fee.

In addition, the Trustees considered other advisory fees paid to the Adviser and its affiliate, State Street Global Advisors (“SSgA”). They noted that as a general matter fees paid to the Adviser by other, closely similar mutual funds sponsored by State Street tended to be higher than the fees paid by the Portfolio, with some exceptions, whereas fees paid by mutual funds for which the Adviser acted as sub-adviser and by institutional accounts managed by SSgA tended to be lower than those paid by the Portfolio, again with some exceptions; in considering these fees, the Trustees reviewed and discussed a memorandum prepared by the Adviser discussing the differences between the services provided to the Portfolio by the Adviser and those provided to sub-advised funds and other types of institutional clients. The Trustees determined that, in light of these significant differences, the fees paid by sub-advised funds and other types of clients were of doubtful utility for purposes of comparison with those of the Portfolio, but that to the extent that meaningful comparison was practicable the differences in services satisfactorily accounted for differences in the fees. The Trustees determined that the Adviser’s fee was fair and reasonable.

In considering whether the Adviser benefits in other ways from its relationship with the Trust, the Trustees also considered whether the Adviser’s affiliates may benefit from the Trust’s relationship with State Street as fund administrator, custodian and transfer agent and with SSGM, a wholly-owned subsidiary of State Street, as principal underwriter for the Trust. They noted, among other things, that the Adviser utilizes no soft-dollar arrangements in connection with the Portfolio’s brokerage transactions to obtain third-party (non-proprietary research) services. The Trustees concluded that, to the extent that the Adviser or its affiliates derive other benefits from their relationships with the Trust, those benefits are not so significant as to render the Adviser’s fee excessive.

The Trustees also considered the extent to which economies of scale may be realized by the Portfolio as assets grow and whether the Portfolio’s fee levels reflect such economies of scale, if any, for the benefit of investors. In considering the matter, the Trustees determined that, to the extent that economies of scale were in fact being realized, such economies of scale were shared with the Portfolio by virtue of an advisory fee of a comparatively low level that subsumed economies of scale in the fee itself. The Trustees also recognized, however, that should sustained, substantial asset growth be realized in the future, it might be appropriate to consider additional measures.

On the basis of the foregoing discussions and determinations, without any one factor being dispositive, the Trustees decided to approve the continuance of the Advisory Agreement.

58	General Information

Trustees and Executive Officers (Unaudited)

The table below includes information about the Trustees and Executive Officers of the State Street Master Funds, including their:

•	business addresses and ages;

•	principal occupations during the past five years; and

•	other directorships of publicly traded companies or funds.

Name, Address, and Year of Birth (“YOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES
Michael F. Holland Holland & Company, LLC 375 Park Avenue New York, NY 10152 YOB: 1944	Trustee and Chairman of the Board	Term: Indefinite Elected: 7/99	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	20	Trustee, State Street Institutional Investment Trust; Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc.; Director, The Taiwan Fund, Inc.; Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loan Funds.

William L. Boyan State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1937	Trustee	Term: Indefinite Elected: 7/99	President and Chief Operations Officer, John Hancock Financial Services (1959 – 1999) Mr. Boyan retired in 1999. Chairman Emeritus, Children’s Hospital, Boston, MA (1984 – 2011); Former Trustee of Old Mutual South Africa Master Trust (investments) (1995 – 2008); Former Chairman, Boston Plan For Excellence, Boston Public Schools (1995 – 2010).	20	Trustee, State Street Institutional Investment Trust; Former Trustee of Old Mutual South Africa Master Trust; Trustee, Children’s Hospital, Boston, MA; and Trustee, Florida Stage.

Rina K. Spence State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1948	Trustee	Term: Indefinite Elected: 7/99	President of SpenceCare International LLC (international healthcare consulting) (1999 – present); Chief Executive Officer, IEmily.com (health internet company) (2000 – 2001); Chief Executive Officer of Consensus Pharmaceutical, Inc. (1998 – 1999); Founder, President and Chief Executive Officer of Spence Center for Women’s Health (1994 – 1998); President and CEO Emerson Hospital (1984 – 1994); Trustee, Eastern Enterprise (utilities) (1988 – 2000).	20	Trustee, State Street Institutional Investment Trust; Director, Berkshire Life Insurance Company of America (1993 – 2009); Director, IEmily.com, Inc. (2000 – 2010); and Trustee, National Osteoporosis Foundation (2005 – 2008).

Trustees and Executive Officers	59

Trustees and Executive Officers (Unaudited) — continued

Name, Address, and Year of Birth (“YOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee*	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Douglas T. Williams State Street Master Funds P.O. Box 5049 Boston, MA 02206 YOB: 1940	Trustee	Term: Indefinite Elected: 7/99	Executive Vice President of Chase Manhattan Bank (1987 –1999). Mr. Williams retired in 1999.	20	Trustee, State Street Institutional Investment Trust; Treasurer, Nantucket Educational Trust (2002 – 2007).

*	The “Fund Complex” consists of ten series of the Trust and ten series of State Street Institutional Investment Trust.

INTERESTED TRUSTEE**
James E. Ross SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1965	Interested Trustee	Term: Indefinite Elected Trustee: 2/07	Chairman and Director, SSgA Funds Management, Inc. (2005 – present); President, SSgA Funds Management, Inc. (2005 – 2012); Senior Managing Director, State Street Global Advisors (2006 – present); Principal, State Street Global Advisors (2006 – present).	170	Trustee, State Street Institutional Investment Trust; Trustee, SPDR Series Trust; Trustee, SPDR Index Shares Funds; Trustee, The Select Sector SPDR Trust; Trustee, SSgA Active ETF Trust; and Trustee, SSgA Master Trust.

*	The “Fund Complex” consists of ten series of the Trust and ten series of State Street Institutional Investment Trust.

**	Mr. Ross is an Interested Trustee because of his employment by SSgA Funds Management, Inc., an affiliate of the Trust.

60	Trustees and Executive Officers

Trustees and Executive Officers (Unaudited) — continued

Name, Address, and Year of Birth (“YOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS:
Ellen M. Needham SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1967	President	Term: Indefinite Elected: 10/12	President and Director, SSgA Funds Management Inc. (June 2012 – present); Chief Operating Officer, SSgA Funds Management, Inc. (May 2010 – June 2012); Senior Managing Director, SSgA Funds Management, Inc. (1992 – 2012); Senior Managing Director, State Street Global Advisors (1992 – present).*

Ann M. Carpenter SSgA Funds Management, Inc. State Street Financial Center One Lincoln Street Boston, MA 02111-2900 YOB: 1966	Vice President	Term: Indefinite Elected: 10/12	Vice President, SSgA Funds Management, Inc. (2008 – present); Principal, State Street Global Advisors (2005 – 2008 – present).*

Laura F. Dell State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1964	Treasurer Assistant Treasurer	Term: Indefinite Elected: 11/10 11/08-11/10	Vice President, State Street Bank and Trust Company (2002 – present).*

Chad C. Hallett State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1969	Assistant Treasurer	Term: Indefinite Elected: 09/11	Vice President, State Street Bank and Trust Company (2001 – present).*

Caroline Connolly State Street Bank and Trust Company 4 Copley Place 5th floor Boston, MA 02116 YOB: 1975	Assistant Treasurer	Term: Indefinite Elected: 09/11	Assistant Vice President, State Street Bank and Trust Company (2007 – present)

Jacqueline Angell State Street Bank and Trust Company 20 Churchill Place London E14 5HJ YOB: 1974	Chief Compliance Officer	Term: Indefinite Elected: 04/11	Head of UK Compliance, State Street Bank and Trust Company (July 2012 – present); Vice President, State Street Global Advisors and SSgA Funds Management, Inc. (2008 – June 2012); Director of Investment Adviser Oversight, Fidelity Investments (2006 – 2008).

Trustees and Executive Officers	61

Trustees and Executive Officers (Unaudited) — continued

Name, Address, and Year of Birth (“YOB”)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
OFFICERS: (continued)
Ryan M. Louvar State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1972	Secretary	Term: Indefinite Elected: 2/12	Vice President and Senior Managing Counsel, State Street Bank and Trust Company (2005 – present).*

Mark E. Tuttle State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1970	Assistant Secretary	Term: Indefinite Elected: 2/12	Vice President and Counsel, State Street Bank and Trust Company (2007 – present).*

Scott E. Habeeb State Street Bank and Trust Company 4 Copley Place, 5th Floor Boston, MA 02116 YOB: 1968	Assistant Secretary	Term: Indefinite Elected: 2/12	Vice President and Counsel, State Street Bank and Trust Company (2007 – present).*

*	Served in various capacities and/or with various affiliated entities during noted time period.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling (toll free) 877-521-4083.

62	Trustees and Executive Officers

Trustees

Michael F. Holland

William L. Boyan

Rina K. Spence

Douglas T. Williams

James E. Ross

Investment Adviser

SSgA Funds Management, Inc.

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Administrator, Custodian and Transfer Agent

State Street Bank and Trust Company

State Street Financial Center

One Lincoln Street

Boston, MA 02111

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, MA 02116

Legal Counsel

Ropes & Gray LLP 800

Boylston Street

Boston, MA 02119

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of shares of beneficial interest.

State Street Equity 500 Index Portfolio

State Street Bank and Trust Company

P.O. Box 5049

Boston, MA 02206

SSGASP500FDAR

Item 2. Code of Ethics.

(a)	As of the end of the period covered by the report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Securities Exchange Commission (“SEC”) and in other public communications made by a Registrant;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	As of the end of the period covered by the report, there have been no amendments to the Code that applies to the Registrant’s principal executive officer and principal financial officer.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the Registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The Registrant has filed with the Commission, pursuant to Item 12(a), a copy of the Code that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. Richard D. Shirk qualifies as an Audit Committee Financial Expert and is “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR. Mr. Shirk’s relevant experience includes his positions as former Chairman, President and Chief Executive Officer, Cerulean Companies, Inc.; former President and Chief Executive Officer, Blue Cross/Blue Shield of Georgia; former Chairman, Board Member and Investment Committee Member, Healthcare Georgia Foundation; and Lead Director and Board Member, Amerigroup Corp.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2012	$496,100
2013	$411,767

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

Fees

2012	$0
2013	$0

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services

2012	$130,100	Tax services
2013	$98,600	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) were as follows:

	Fees	Nature of Services

2012	$0	None
2013	$0	None

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

For the period ended August 31, 2013

SSgA Funds

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Purpose.

This Policy is designed to apply to any and all engagements by the SSgA Funds (“Funds”) of the firm that is the independent auditor to the Funds for audit, non-audit, tax or other services to the Funds. In addition, this Policy is designed to apply to any engagements by the advisor to the Funds or to any affiliate of the advisor to the Funds of the firm that is the independent auditor to the Funds for audit, non-audit, tax or other services that affect the operations of the Funds. Except as specifically set forth herein, this Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the independent auditor to the Funds. This Policy does not apply to the engagement of a firm of certified public accountants by the advisor to the Funds or to any affiliate of the advisor to the Funds.

II. Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the audit committee of the SSgA Funds (“Audit Committee”) is charged with responsibility to oversee the work of the firms that provide independent auditing services to the Funds. As part of these responsibilities, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Funds, the advisor of the Funds or any other affiliate[1] of the Funds;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Funds, the advisor of the Funds or any other affiliate of the Funds.

Accordingly, it is the policy of the Funds that the independent auditor for the Funds must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for the Funds. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Funds of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

[1]	For purposes of this Policy, if the engagement of the independent auditor relates directly to the operations and financial reporting of the Funds, an affiliate of the Funds is defined as the Funds’ principal investment advisor (but not a sub-advisor whose role is primarily portfolio management and whose activities are overseen by the principal investment advisor), and any entity controlling, controlled by, or under common control with the principal investment advisor that provides regular and ongoing services to the Funds.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two separate approaches to the pre-approval of services by the Audit Committee. The proposed services may either receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Funds, together with a budget of expected costs for those services (“general pre-approval”) or specific pre-approval by the Audit Committee of all services provided to the Funds on a case-by-case basis (“specific pre-approval”). The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. These appendices refer to Schedules A-E, representative forms of which are attached to this Policy. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee, before any such services can be provided by the independent auditor. Any proposed service that exceeds the pre-approved budget for those services will also require specific pre-approval by the Audit Committee.

III. Delegation

As provided in the Act and in the SEC’s rules, the Audit Committee may delegate either general or specific pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has delegated general pre-approval authority to the Chairman and Alternate Chairman of the Audit Committee.

IV. Audit Services

The annual engagement terms and fees for the Funds independent auditor will be subject to the specific pre-approval of the Audit Committee. The audit services to be provided by that engagement include the annual financial statement audit and other procedures required by the independent auditor to be performed in order to be able to form an opinion on the financial statements for each of the Funds for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Funds’ systems of internal control, and consultations relating to the audit or any quarterly reviews that may be required. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls.

In addition to the pre-approval by the Audit Committee of the engagement of the independent auditor to perform annual audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include services associated with statements, reports and other documents filed by the Funds with the SEC or the securities, banking or other financial services authorities with jurisdiction over the operations of the Funds.

The Audit Committee will pre-approve the audit services set forth in Schedule A to Appendix 1, “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference. All other audit services not listed in Schedule A must be specifically pre-approved by the Audit Committee.

V. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Funds, or the separate financial statements for certain of the Funds that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee will pre-approve the audit-related services set forth in Schedule B to “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference. All other audit-related services not listed in Schedule B must be specifically pre-approved by the Audit Committee.

VI. Tax Services

The Audit Committee believes that the independent auditor can provide tax services to the Funds, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence. In addition, the Audit Committee should also scrutinize carefully the retention of an independent auditor in a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will pre-approve the tax services set forth in Schedule C to “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference. All other tax services not listed in Schedule C must be specifically pre-approved by the Audit Committee.

VII. All Other Services

The Audit Committee may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, provided that the Audit Committee reasonably believes that the provision of those services would not impair or compromise the independence of the auditor and the services are consistent with the SEC’s rules (or other applicable rules) governing auditor independence.

The Audit Committee will pre-approve the permissible “all other services” set forth in Schedule D to “Fees and Expenses Incurred Under Pre-Approval and Communications,” which is incorporated herein by reference. Those permissible all other services not listed in Schedule D must be specifically pre-approved by the Audit Committee. The Audit Committee determined that any member of the Audit Committee may approve expenditures of not more than $25,000 for permissible non-audit services not already itemized in Schedule D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix 2. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any of the listed exceptions. Under no circumstance may an executive, manager or associate of the Funds, or of any advisor to the Funds, authorize the independent auditor for the Funds to provide prohibited non-audit services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the Clearance

Committee2 and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed periodically by the Clearance Committee of any such services rendered by the independent auditor. In the event the Clearance Committee determines that a service is not included in the group of pre-approved services, the Clearance Committee shall treat this as a request to provide services requiring pre-approval.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted first to the Clearance Committee. After review by the Clearance Committee, the request or application will be submitted by both the independent auditor and the Clearance Committee to the Audit Committee, and must be accompanied by a statement from each as to whether, in their view, the request or application is consistent with the SEC’s rules (or other applicable rules) governing auditor independence.

The Audit Committee has delegated to the Clearance Committee the responsibility to monitor the performance of all services to be provided by the independent auditor and to determine whether such services are in compliance with this Policy. The Clearance Committee will report to the Audit Committee on a periodic basis on the results of its monitoring activities. The Clearance Committee will report immediately to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Clearance Committee.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from affiliates of the Funds, including State Street Holding Corporation (“State Street”). Such efforts will include, but not be limited to, reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and State Street and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Adopted:	July 14, 2003
Revised:	February 3, 2009
Reviewed:	July 13, 2010

[2]	The Clearance Committee shall be comprised of the Funds’ Treasurer and Principal Financial Officer, and President and Principal Executive Officer. A member of the Legal Department of the Funds’ administrator shall serve as an advisory member to the Clearance Committee. The Clearance Committee may act together or individually in the event one of the members is unavailable should consultation be necessary.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for each of the last two fiscal years of the Registrant were as follows:

2012	$0
2013	$6,149,348

(h) The Registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committees of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

(a) Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The Board of Trustees approved an Amended and Restated Nominating Committee Charter (the “Charter”) at their September 26, 2013 Board Meeting. The Charter contains new procedures related to how shareholders are to submit recommendations for Trustee candidates to the Trust. Those new procedures are as follows:

SSgA Funds

Nominating sub-Committee Charter

September 26, 2013

Mission Statement

The Board of Trustees (the “Board”) of SSgA Funds (the “Trust”) has adopted this charter to govern the activities of the Nominating Sub-Committee of the Governance Committee of the Board (the “Nominating Sub-Committee”).

The Nominating Sub-Committee is a sub-committee of the Governance Committee of the Board created to assist the Board in fulfilling its duty to fill vacancies in the Board. The Nominating Sub-Committee of the Board is responsible for evaluating and recommending the nomination of candidates for election as independent trustees of the Trust.

The scope of the Nominating Sub-Committee’s responsibilities and its structure, process and membership requirements are set forth in this charter (the “Charter”).

Organization

The membership of the Nominating Sub-Committee shall consist entirely of those trustees who are not “interested persons,” within the meaning of the Investment Company Act of 1940, as amended (“Independent Trustees”), of the Trust; however, the Nominating Sub-Committee need not be comprised of all of the Independent Trustees.

The Nominating Sub-Committee may designate one or more members to serve as Chair or Co-Chair of the Nominating Sub-Committee, as the case may be, but need not make such a designation.

The Nominating Sub-Committee shall report to the Governance Committee and/or the Board of Trustees as to the results of its meetings and activities.

Authority and Responsibilities

The Nominating Sub-Committee, in discharging its responsibilities under this Charter, may, in addition to other actions it deems appropriate, consider taking one or more of the actions described below:

1.	To make nominations for Independent Trustee membership on the Board. A potential nominee must have a college degree or equivalent business experience. The Nominating Sub-Committee may take into account a wide variety of factors in considering potential nominees, including (but not limited to): (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) ability, judgment and expertise and (vi) overall diversity of the Board’s composition.

2.	When identifying potential nominees for the Board, the Nominating Sub-Committee may consider candidates recommended by the following sources: (i) a Trust’s current Trustees; (ii) the Trust’s officers; (iii) the Trust’s investment adviser, sub-advisers or administrator; (iv) shareholders of the Trust (see below); or (v) any other source the Nominating Sub-Committee deems to be appropriate. The Nominating Sub-Committee may, but is not required to, retain a third party search firm at the Trust’s expense to identify potential candidates.

3.	To consider nominee candidates properly submitted in accordance with Appendix A by shareholders of the Trust on the same basis as it considers and evaluates candidates recommended by other sources.

4.	To review Nominating Sub-Committee Chair or Co-Chair assignments and Nominating Sub-Committee assignments periodically.

5.	To consider the structure, operations and effectiveness of the Nominating Sub-Committee and review this Charter periodically.

6.	To meet as frequently and at such times as circumstances dictate.

7.	To hire (and compensate) from time to time independent counsel and any other expert deemed necessary by the Nominating Sub-Committee to perform its duties.

The Nominating Sub-Committee shall have the resources to discharge all of its responsibilities, including but not limited to the authority to select, retain, terminate and approve the fees and other retention terms of special or independent counsel or any other advisers determined to be necessary or appropriate without seeking approval of management of the Trust. Costs incurred by the Nominating Sub-Committee in performing its functions under this Charter shall be borne by the Trust.

Adopted by SSgA Funds

Board of Trustees on September 26, 2013

Appendix A

Procedures for Shareholders to Submit Nominee Candidates

(As of September 26, 2013)

A shareholder of the Trust, or of any series thereof, if applicable, must follow the following procedures in order to submit properly a nominee recommendation for the Nominating Sub-Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

2.	The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. Shareholder Recommendations will be kept on file for two years after receipt of the Shareholder Recommendation. A Shareholder Recommendation considered by the Nominating Sub-Committee in connection with the Nominating Sub-Committee’s nomination of any candidate(s) for appointment or election as an independent Trustee need not be considered again by the Nominating Sub-Committee in connection with any subsequent nomination(s).

3.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”), and the names and addresses of at least three professional references; (B) the number of all shares of the Trust (including the series and class, if applicable) owned of record or beneficially by the candidate, the date such shares were acquired and the investment intent of such acquisition(s), as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any applicable regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency with jurisdiction related to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder or any other applicable law or regulation; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient, in the discretion of the Board or the Nominating Sub-Committee, for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the number of all shares of the Trust (including the series and class, if applicable) owned beneficially and of record by the recommending shareholder; (v) a complete description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder including, without limitation, all direct and indirect compensation and other material monetary agreements, arrangements and understandings between the candidate and recommending shareholder during the past three years; and (vi) a brief description of the candidate’s relevant background and experience for membership on the Board, such as qualification as an audit committee financial expert.

4.	The Nominating Sub-Committee may require the recommending shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 3 above or to determine the eligibility of the candidate to serve as a Trustee of the Trust or to satisfy applicable law. If the recommending shareholder fails to provide such other information in writing within seven days of receipt of a written request from the Nominating Sub-Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and the Nominating Sub-Committee will not be required to consider such candidate.

Item 11. Controls and Procedures.

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is attached hereto.

(a)(2) Certifications of principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the 1940 Act, as amended, are attached hereto.

(a)(3) Not applicable to the Registrant.

(b) Certifications of principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(b) under the 1940 Act, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SSgA FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	November 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Ellen M. Needham
Ellen M. Needham
President and Principal Executive Officer

Date:	November 8, 2013

By:	/s/ Laura F. Dell
Laura F. Dell
Principal Financial Officer,
Principal Accounting Officer
and Treasurer

Date:	November 8, 2013